As filed with the Securities and Exchange Commission on April 27, 2001

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

                                                               File No. 33-14363
                                                               File No. 811-5162

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      X
                                                                           -----
         Pre-Effective Amendment No.

         Post-Effective Amendment No. 34                                     X
                                                                           -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              X
                                                                           -----

         Amendment No. 34
                        (Check appropriate box or boxes)

                           DELAWARE GROUP PREMIUM FUND
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               (Exact Name of Registrant as Specified in Charter)

              One Commerce Square, Philadelphia, Pennsylvania 19003
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (215) 255-1255
                                                           --------------

               Richelle S. Maestro, Esquire, One Commerce Square,
                        Philadelphia, Pennsylvania 19003
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                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                                 May 1, 2001

It is proposed that this filing will become effective:

                      immediately upon filing pursuant to paragraph (b)
              -----
                 X    on May 1, 2001 pursuant to paragraph (b)
              -----
                    60 days after filing pursuant to paragraph (a)(1)
              -----
                     on (date) pursuant to paragraph (a)(1)
              -----
                     75 days after filing pursuant to paragraph (a)(2)
              -----
                     on (date) pursuant to paragraph (a)(2) of Rule 485
              -----
If appropriate, check the following box:

            [   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --- C O N T E N T S ---


     This Post-Effective Amendment No. 34 to Registration File No. 33-14363 includes the following:

          1.     Facing Page

          2.     Contents Page

          3.     Part A - Prospectuses

          4.     Part B - Statement of Additional Information

          5.     Part C - Other Information

          6.     Signatures

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Balanced Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Balanced Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

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As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Table of contents
 .................................................................
Overview                                                   page 1
Balanced Series (formerly Delaware Balanced Series)             1
 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in the Series                            5
Investment manager                                              7
Portfolio managers                                              7
Fund administration (Who's who)                                 8
 .................................................................
Important information about
  the Series                                               page 9
Share classes                                                   9
Purchase and redemption of shares                               9
Valuation of shares                                             9
Dividends, distributions and taxes                              9
 .................................................................
Financial highlights                                      page 10

Overview: Balanced Series (formerly Delaware Balanced Series)

What are the Series' goals?
Balanced Series seeks a balance of capital appreciation, income and preservation of capital. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Series' assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.


What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for stocks and bonds combined in a single investment.

o Investors seeking a measure of capital preservation.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

                                                               Balanced Series-1

How has the Series performed?
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This bar chart and table can help you evaluate the risks of investing in
Balanced Series. We show how returns have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 17.54% for the quarter ended March 31, 1991 and its lowest quarterly return was -9.11% for the quarter ended September 30, 1999.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

 26.59%  13.85%  8.18%  -0.15%  26.58%  15.91%  26.40%  18.62% -7.85%  -3.12%
--------------------------------------------------------------------------------
 1991    1992    1993    1994    1995    1996    1997    1998    1999   2000

                              Average annual returns for periods ending 12/31/00

                 Balanced Series   S&P 500 Composite Stock    Lehman Brothers
                 Standard Class       Price Index           Aggregate Bond Index

1 year               -3.12%             -9.10%                    11.63%
5 years               9.18%             18.33%                     6.46%
10 years             11.82%             17.44%                     7.96%

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The Lehman Brothers Aggregate Bond Index measures the performance of about approximately 5,500 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. Neither index is a perfect comparison to Balanced Series since the S&P 500 Composite Stock Price Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                               Balanced Series-2

How we manage the Series

Our investment strategies

Balanced Series is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of capital. We blend several investment strategies to manage this Series.

We seek capital appreciation by investing primarily in common stocks of companies we believe have:

o reasonably priced equity securities with strong, consistent and predictable earnings growth rates;

o strong, capable management teams and competitive products or services; and

o an attractive debt to capitalization ratio or strong cash flow.


To seek current income and help preserve capital, we generally invest at least 25% of the Series' net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

Balanced Series uses the same investment strategy as Delaware Balanced Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.


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               Securities                                                             How we use them
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                                                                                      Balanced Series
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
Common stocks: Securities that represent shares of ownership         Generally, we invest up to 75% of net assets in
in a corporation. Stockholders participate in the                    common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.
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Convertible securities: Usually preferred stocks or                  The Series may invest in convertible securities; however, we
corporate bonds that can be exchanged for a set number of            will not invest more than 10% of the net assets of the
shares of common stock at a predetermined price. These               Series in convertible securities that are rated below
securities offer higher appreciation potential than                  investment grade by a nationally recognized statistical
nonconvertible bonds and greater income potential than               rating organization (NRSRO) or in securities that are
nonconvertible preferred stocks.                                     unrated but deemed equivalent to non-investment grade.
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Mortgage-backed securities: Fixed-income securities that             There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving               securities or on privately issued mortgage-backed securities
principal and interest payments as the underlying mortgage           that are fully collateralized by government securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                    We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage            securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage         not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial                  or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates         rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies          categories by an NRSRO such as S&P or Moody's. They must
or instrumentalities.                                                also represent interests in whole-loan mortgages,
                                                                     multi-family mortgages, commercial mortgages and other
                                                                     mortgage collateral supported by a first mortgage lien on
                                                                     real estate. The privately issued securities we invest in
                                                                     are either CMOs or REMICs (see below).
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
                                                               Balanced Series-3

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               Securities                                                             How we use them
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                                                                                      Balanced Series
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
Collateralized mortgage obligations (CMOs): Privately issued         See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.
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Real estate mortgage investment conduits (REMICs): Privately         See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.
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Asset-backed securities: Bonds or notes backed by accounts           We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or                     the four highest categories by an NRSRO.
credit loans.
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Corporate bonds: Debt obligations issued by a corporation.           We focus on bonds rated in one of the four highest
                                                                     categories by an NRSRO (or, if unrated, deemed equivalent), with maturities typically between one and 30 years.
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Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                  the collateral is U.S. government securities.
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American Depositary Receipts (ADRs): Certificates issued by          We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holding of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
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Interest rate swap and index swap agreements: In an interest         We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party             sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making               in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving               Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments          Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a               forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total            available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                             Interest rate swaps and index swaps will be considered
                                                                     illiquid securities (see below).
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Restricted and illiquid securities: Restricted securities            We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted           securities. For this Series, the 10% limit includes
under securities law.                                                restricted securities such as privately placed securities
                                                                     that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready          institutional buyers without registration, which are
market, and cannot be easily sold within seven days at               commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.               agreements with maturities of over seven days.
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

                                                               Balanced Series-4

The Series may also invest in other securities including real estate investment trusts, options, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Balanced Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Balanced Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Balanced Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. The Series modified its investment strategy in April 2000 to become more growth-oriented. As a result, portfolio turnover may be relatively higher than in past years, and may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.


The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Balanced Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


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                            Risks                                                    How we strive to manage them
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                                                                                           Balanced Series
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
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.

                                                                     We diversify the Series' assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment
                                                                     conditions.

                                                                     In evaluating the use of an index swap, we carefully
                                                                     consider how market changes could affect the swap and how
                                                                     that compares to us investing directly in the market the
                                                                     swap is intended to represent.
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
                                                               Balanced Series-5

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                            Risks                                                    How we strive to manage them
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                                                                                           Balanced Series
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
Industry and security risk is the risk that the value of             We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the         the portfolio.
individual company issuing the stock or bond.
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Interest rate risk is the risk that securities, particularly         We do not try to increase return by predicting and
bonds with longer maturities, will decrease in value if              aggressively capitalizing on interest rate moves. Instead,
interest rates rise.                                                 we aim to keep the interest rate risk similar to the Lehman
                                                                     Brothers Aggregate Bond Index.
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Swaps may be particularly sensitive to interest rate
changes. Depending on the actual movements of interest rate          We will not invest in swaps with maturities of more than two
and how well the portfolio manager anticipates them, a               years. Each business day we calculate the amount the Series
series could experience a higher or lower return than                must pay for swaps it holds and will segregate cash or other
anticipated.                                                         liquid securities to cover that amount.
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Foreign risk is the risk that foreign securities may be              We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes         securities, they are often denominated in U.S. dollars. We
in currency exchange rates, foreign economic conditions or           also tend to avoid markets where we believe accounting
inadequate regulatory and accounting standards. Foreign              principles or the regulatory structure are underdeveloped.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
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Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities. Swap agreements
readily sold within seven days at approximately the price            will be treated as illiquid securities, but most swap
that the Series values them.                                         dealers will be willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------


                                                               Balanced Series-6

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

Portfolio managers
John B. Jares, Paul A. Grillo and Stephen R. Cianci have primary responsibility for making day-to-day investment decisions for Balanced Series.

John B. Jares, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Colorado State University and a master's degree in finance from the University of Colorado. Prior to joining Delaware Investments in 1999, Mr. Jares was a Vice President and Portfolio Manager at Berger Associates, where he managed the Berger Balanced Fund. He also worked previously as a Portfolio Manager at Founders Asset Management. Mr. Jares is a Chartered Financial Analyst. He has been managing the Balanced Series since March 2000.

Paul A. Grillo, Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. He has been managing the fixed-income portion of the Balanced Series since April 2000.

Stephen R. Cianci, Vice President/Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also serves as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.
He has been managing the fixed-income portion of the Balanced Series since April 2000.

                                                               Balanced Series-7

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street,
Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                               Balanced Series-8

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends, if any, are paid annually. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                               Balanced Series-9

Financial highlights


The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the full years 1996 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                            Service Class                                                           Standard Class
----------------------------------------------------------------------------------------------------------------------------------
                                             Period
                                             5/1/00(1)
Balanced Series                              through                               Year Ended 12/31
(formerly Delaware Balanced Series)          12/31/00           2000            1999              1998          1997        1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $15.080         $17.340          $20.040          $19.050        $16.640     $15.500
Income (loss) from investment
   operations:
Net investment income(2)                       0.246           0.399            0.408            0.349          0.435       0.530
Net realized and unrealized gain (loss)
   on investments                              0.024          (0.956)          (1.958)           2.831          3.575       1.765
                                             -------         -------          -------          -------        -------     -------
Total from investment operations               0.270          (0.557)          (1.550)           3.180          4.010       2.295
                                             -------         -------          -------          -------        -------     -------
Less dividends and distributions
Dividends from net investment income          (0.120)         (0.451)          (0.380)          (0.420)        (0.530)     (0.500)
Distributions from net realized gain
   on investments                                 --          (1.102)          (0.770)          (1.770)        (1.070)     (0.655)
                                             -------         -------          -------          -------        -------     -------
Total dividends and distributions             (0.120)         (1.553)          (1.150)          (2.190)        (1.600)     (1.155)
                                             -------         -------          -------          -------        -------     -------
Net asset value, end of period               $15.230         $15.230          $17.340          $20.040        $19.050     $16.640
                                             =======         =======          =======          =======        =======     =======
Total return(3)                                1.91%          (3.12%)          (7.85%)          18.62%         26.40%      15.91%
Ratios and supplemental data
Net assets, end of period (000 omitted)           $5        $120,705         $172,002         $201,856       $127,675     $75,402
Ratio of expenses to average net assets        0.94%           0.79%            0.74%            0.70%          0.67%       0.68%
Ratio of net investment income to
   average net assets                          2.39%           2.54%            2.17%            2.20%          2.85%       3.56%
Portfolio turnover                              179%            179%             107%              94%            67%         92%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                                                              Balanced Series-10

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.




Investment Company Act File No. 811-5162



DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Capital Reserves Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Capital Reserves Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 .................................................................
Overview                                                   page 1
Capital Reserves Series                                         1
 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in the Series                            5
Investment manager                                              6
Portfolio managers                                              6
Fund administration (Who's who)                                 7

 .................................................................
Important information about
   the Series                                              page 8
Share classes                                                   8
Purchase and redemption of shares                               8
Valuation of shares                                             8
Dividends, distributions and taxes                              8
 .................................................................
Financial highlights                                       page 9

Overview: Capital Reserves Series

What are the Series' goals?
     Capital Reserves Series seeks a high stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Series will strive to achieve its goal, there is no assurance that it will.


What are the Series' main investment strategies? Capital Reserves Series invests primarily in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by adverse changes in interest rates or, in the case of corporate bonds, by poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for relatively stable and high income flow.

o Investors looking for the security associated with a portfolio of high quality fixed-income securities.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

                                                       Capital Reserves Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Capital Reserves Series. We show how returns have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 4.35% for the quarter ended June 30, 1995 and its lowest quarterly return was -2.21% for the quarter ended March 31, 1994.

--------------------------------------------------------------------------------
                                                       Year-by-year total return


8.84%   7.20%   7.85%   -2.68%   14.08%   4.05%   7.60%   6.78%   0.28%   8.46%
--------------------------------------------------------------------------------
1991    1992    1993     1994     1995    1996    1997    1998    1999    2000


                              Average annual returns for periods ending 12/31/00

                       Capital Reserves Series     Lehman Brothers Intermediate
                            Standard Class       Government Corporate Bond Index

  1 year                         8.46%                        10.12%
  5 years                        5.39%                         6.11%
  10 years                       6.15%                         7.36%

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the Lehman Brothers Intermediate Government Corporate Bond Index. Lehman Brothers Intermediate Government Corporate Bond Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of four to five years. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                       Capital Reserves Series-2

How we manage the Series

Our investment strategies

Capital Reserves Series is a type of current income fund that invests in a variety of high quality fixed-income securities which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series. The average weighted maturity of the Series' portfolio will normally range from five to seven years. It will not exceed ten years. We will decide where to position the portfolio within this permissible maturity range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the average weighted maturity of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the average weighted maturity. We have the ability to purchase individual securities with a remaining maturity of up to 15 years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Capital Reserves Series
------------------------------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury obligations include Treasury bills,             We may invest without limit in U.S. Treasury securities,
notes and bonds of varying maturities. U.S. Treasury                 though they are typically not our largest holding because
securities are backed by the "full faith and credit" of the          they generally do not offer as high a level of current
United States.                                                       income as other fixed-income securities
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that             There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving               securities or on privately issued mortgage-backed securities
principal and interest payments as the underlying mortgage           that are fully collateralized by government securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                    We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage            securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage         not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial                  or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates         rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies          categories by a nationally recognized statistical rating
or instrumentalities.                                                organization (NRSRO) such as S&P or Moody's. They must also represent interests in whole-loan mortgages, multi-family
                                                                     mortgages, commercial mortgages and other mortgage
                                                                     collateral supported by a first mortgage lien on real
                                                                     estate. The privately issued securities we invest in are
                                                                     either CMOs or REMICs (see below).
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately issued         See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs): Privately         See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Capital Reserves Series-3

------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Capital Reserves Series
------------------------------------------------------------------------------------------------------------------------------------

Asset-backed securities: Bonds or notes backed by accounts           We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit              the four highest categories by an NRSRO.
loans.
------------------------------------------------------------------------------------------------------------------------------------
Corporate debt: Debt obligations issued by a corporation,            We focus on corporate debt with investment grade ratings,
including corporate notes, bonds and other debt securities.          that is bonds rated BBB or better by S&P or Baa or better by
                                                                     Moody's. We may invest in debt that is unrated, if we
                                                                     believe the quality of the securities is comparable to the ratings above.
------------------------------------------------------------------------------------------------------------------------------------
Certificates of deposit and obligations of both U.S. and             We may invest in certificates of deposit from banks that
foreign banks: Debt instruments issued by a bank that pay            have assets of at least one billion dollars.
interest.
------------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper: Short-term debt obligations with         We may invest in commercial paper that is rated P-1 or P-2
maturities ranging from 2 to 270 days, issued by companies.          by Moody's and/or A-1 or A-2 by S&P.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                  the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In an interest         We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party             sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making               in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving               Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments          Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a               forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total            available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                             Interest rate swaps and index swaps will be considered
                                                                     illiquid securities (see below).
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities: Restricted securities            We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted           securities. For this Series, the 10% limit includes
under securities law.                                                restricted securities such as privately placed securities
                                                                     that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready          institutional buyers without registration, which are
market, and cannot be easily sold within seven days at               commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.               agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------


The Series may also enter into options and purchase depositary receipts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Capital Reserves Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Capital Reserves Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that the Series' annual portfolio turnover will be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.


                                                       Capital Reserves Series-4

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Capital Reserves Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Capital Reserves Series
------------------------------------------------------------------------------------------------------------------------------------

Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               fixed-income securities that we believe can continue to make
market--will decline in value because of factors such as             interest and principal payments over an extended time frame
economic conditions, future expectations or investor                 regardless of interim market fluctuations. We do not try to
confidence.                                                          predict overall bond market movements and generally do not trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of             We diversify the Series' portfolio. We also follow a
securities in a particular industry or the value of an               rigorous selection process before choosing securities for
individual stock or bond will decline because of changing            the portfolio.
expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly         We do not try to increase return by predicting and
bonds with longer maturities, will decrease in value if              aggressively capitalizing on interest rate moves.
interest rates rise.
                                                                     We will not invest in interest rate swaps with maturities of
Swaps may be particularly sensitive to interest rate                 more than two years. Each business day we calculate the
changes. Depending on the actual movements of interest rates         amount the Series must pay for swaps it holds and will
and how well the portfolio manager anticipates them, a               segregate cash or other liquid securities to cover that
series could experience a higher or lower return than                amount.
anticipated.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that there is the possibility that a         We may hold securities rated in the fourth category of
bond's issuer (or an entity that insures the bond) will be           investment grade; however, we carefully evaluate their
unable to make timely payments of interest and principal.            creditworthiness before purchasing the security.

Debt securities rated in the fourth category of investment           If the rating of a corporate debt security held by the
grade (e.g., BBB by S&P or Baa by Moody's) may have                  Series falls below the fourth rating grade or if we
speculative characteristics. Changes in economic conditions          determine that an unrated security is no longer of
or other circumstances are more likely to affect issuers'            comparable quality, we will dispose of the security as soon
ability to make principal and interest payments.                     as practical, unless we think that would be detrimental in light of market conditions.
------------------------------------------------------------------------------------------------------------------------------------
Prepayment risk is the risk that homeowners will prepay              We take into consideration the likelihood of prepayment when
mortgages during periods of low interest rates, forcing an           we select mortgages. We may look for mortgage securities
investor to reinvest their money at interest rates that              that have characteristics that make them less likely to be
might be lower than those on the prepaid mortgage.                   prepaid, such as low outstanding loan balance or
                                                                     below-market interest rates.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities. Swap agreements
readily sold within seven days at approximately the price            will be treated as illiquid securities, but most swap
that a series values them.                                           dealers will be willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------


                                                       Capital Reserves Series-5

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.50% of average daily net assets for the last fiscal year.

Portfolio managers
Paul A. Grillo and Stephen R. Cianci have primary responsibility for making day-to-day investment decisions for the Capital Reserves Series. They became co-managers of the Series in April 2000.

Paul A. Grillo, Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. He has been managing the fixed-income portion of the Capital Reserves Series since April 2000.

Stephen R. Cianci, Vice President/Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. He has been managing the fixed-income portion of the Capital Reserves Series since April 2000.

                                                       Capital Reserves Series-6

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio Managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103 Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                       Capital Reserves Series-7

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Dividends, distributions and taxes
Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                       Capital Reserves Series-8

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the full years 1996 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                  Service Class                                                       Standard Class
------------------------------------------------------------------------------------------------------------------------------------
                                                       Period
                                                      5/1/00(1)
                                                       through                                 Year Ended 12/31
Capital Reserves Series                               12/31/00               2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $9.210               $9.360      $9.880      $9.790       $9.690      $9.930
Income (loss) from investment operations:
Net investment income                                   0.389                0.590       0.546       0.556        0.613       0.623
Net realized and unrealized gain (loss)
   on investments                                       0.320                0.170      (0.520)      0.090        0.100      (0.240)
                                                       ------               ------      ------      ------       ------      ------
Total from investment operations                        0.709                0.760       0.026       0.646        0.713       0.383
                                                       ------               ------      ------      ------       ------      ------
Less dividends
Dividends from net investment income                   (0.389)              (0.590)     (0.546)     (0.556)      (0.613)     (0.623)
                                                       ------               ------      ------      ------       ------      ------
Total dividends                                        (0.389)              (0.590)     (0.546)     (0.556)      (0.613)     (0.623)
                                                       ------               ------      ------      ------       ------      ------
Net asset value, end of period                         $9.530               $9.530      $9.360      $9.880       $9.790      $9.690
                                                       ======               ======      ======      ======       ======      ======
Total return(2)                                         7.88%                8.46%       0.28%       6.78%        7.60%       4.05%
Ratios and supplemental data
Net assets, end of period (000 omitted)                    $5              $27,813     $36,701     $41,711      $29,177     $27,768
Ratio of expenses to average net assets                 0.73%                0.63%       0.79%       0.79%        0.75%       0.72%
Ratio of net investment income
   to average net assets                                6.25%                6.34%       5.68%       5.62%        6.31%       6.43%
Portfolio turnover                                       177%                 177%        129%        166%         120%        122%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                                                       Capital Reserves Series-9

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.









Investment Company Act File No. 811-5162









DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London


Delaware Group
Premium Fund

Cash Reserve Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Cash Reserve Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.


--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ................................................................................
Overview                                                   page 1
Cash Reserve Series                                             1
 ................................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in the Series                            4
Investment manager                                              4
Fund administration (Who's who)                                 5

 ................................................................................
Important information about
  the Series                                               page 6
Share classes                                                   6
Purchase and redemption of shares                               6
Valuation of shares                                             6
Dividends, distributions and taxes                              6
 ................................................................................
Financial highlights                                       page 7

Overview: Cash Reserve Series

What are the Series' goals?

           Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $10 per share. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? Cash Reserve Series invests primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

Cash Reserve Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

We maintain an average maturity of 90 days or less. Also, we do not purchase any instruments with an effective remaining maturity of more than 397 days (approximately 13 months). We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

What are the main risks of investing in the Series? Cash Reserve Series will be affected primarily by declines in interest rates that would reduce the income provided by the Series. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $10 per share, it is possible to lose money by investing in the Series.

Who should invest in the Series

o Investors with short-term financial goals.

o Investors who do not want an investment whose value may fluctuate over the short-term.

o Investors who are looking for a short-term, relatively safe investment to complement more long-term investments in their portfolio.

Who should not invest in the Series

o Investors with long-term financial goals.

o Investors looking for relatively high income flow.




                                                           Cash Reserve Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Cash Reserve Series. We show how returns have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 1.56% for the quarter ended March 31, 1991 and its lowest quarterly return was 0.58% for the quarter ended June 30, 1993.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

5.58%  3.25%    2.48%  3.68%    5.48%   4.93%   5.10%     5.08%    4.81%   6.01%
--------------------------------------------------------------------------------
1991   1992    1993    1994     1995    1996    1997      1998     1999    2000

                              Average annual returns for periods ending 12/31/00

                                                             Cash Reserve Series
                                                                Standard Class

   1 year                                                           6.01%
   5 years                                                          5.18%
   10 years                                                         4.63%

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.





                                                           Cash Reserve Series-2

How we manage the Series

Our investment strategies


We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

We maintain an average maturity of 90 days or less. Also, we do not purchase any securities with an effective remaining maturity of more than 397 days (approximately 13 months). We may shorten or lengthen the Series' average maturity based on our analysis of interest rate trends.

We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

Cash Reserve Series uses the same investment strategy as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we
typically invest in

------------------------------------------------------------------------------------------------------------------------------------
                             Securities                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Cash Reserve Series
------------------------------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury obligations include Treasury bills, notes and            We may invest without limit in U.S. Treasury
bonds of varying maturities. U.S. Treasury securities are backed by the       securities. We would typically invest in Treasury
"full faith and credit" of the United States.                                 bills or longer term Treasury securities whose
                                                                              remaining effective maturity is less than 13 months.
------------------------------------------------------------------------------------------------------------------------------------
Certificates of deposit and obligations of both U.S. and foreign              We may invest in certificates of deposit from banks
banks: Debt instruments issued by a bank that pay interest.                   that have assets of at least one billion dollars.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S.
domestic banks.
------------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper and other corporate obligations:                   We may invest in commercial paper and other corporate
Short-term debt obligations with maturities ranging from 2 to 270 days,       obligations rated in one of the two highest ratings
issued by companies.                                                          categories by at least two nationally recognized
                                                                              statistical rating organizations (NRSROs). The
                                                                              purchase of a security that does not possess those
                                                                              ratings must be approved by the Board of Trustees in
                                                                              accordance with the maturity, quality and
                                                                              diversification conditions with which taxable money
                                                                              markets must comply. The Series will not invest more
                                                                              than 5% of its total assets in securities rated in the
                                                                              second highest category by an NRSRO.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as the              Typically, we use repurchase agreements as a
Series, and a seller of securities in which the seller agrees to buy the      short-term investment for the Series' cash position.
securities back within a specified time at the same price the buyer paid      In order to enter into these repurchase agreements,
for  them, plus an amount equal to an agreed upon interest rate.              the Series must have collateral of at least 102% of
Repurchase agreements are often viewed as equivalent to cash.                 the repurchase price. The Series will only enter into
                                                                              repurchase agreements in which the collateral is U.S.
                                                                              government securities.
------------------------------------------------------------------------------------------------------------------------------------

                                                           Cash Reserve Series-3

The Series may also invest in asset-backed securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Cash Reserve Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. Following are the chief risks you assume when investing in the Cash Reserve Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                                Risks                                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Cash Reserve Series
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly bonds with         Because the Series invests in short-term securities,
longer maturities, will decrease in value if interest rates rise.               the value of its investments is generally not
                                                                                affected by interest rate risk. However, a decline
                                                                                in interest rates would adversely affect the level
                                                                                of income provided by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk the risk that there is the possibility that a bond's issuer         The Series holds only high quality short-term
(or an entity that insures the bond) will be unable to make timely              securities. Therefore it is generally not subject to
payments of interest and principal.                                             significant credit risk.

                                                                                We limit our investments to those which the Board of
                                                                                Trustees has determined to involve minimal credit
                                                                                risks and to be of high quality and which will
                                                                                otherwise meet the maturity, quality and
                                                                                diversification conditions with which taxable money
                                                                                market funds must comply.
------------------------------------------------------------------------------------------------------------------------------------
Inflation risk is the risk that the return from your investments will be        The Series is designed for short-term investment
less than the increase in the cost of living due to inflation, thus             goals and therefore may not outpace inflation over
preventing you from reaching your financial goals.                              longer time periods. For this reason, the Series is
                                                                                not recommended as a primary investment for people
                                                                                with long-term goals.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager    The Series is managed by Delaware Management Company.
                      Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.45% of average daily net assets for the last fiscal year.





                                                           Cash Reserve Series-4

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.



                                                           Cash Reserve Series-5

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. The Series is managed to maintain a constant $10 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We strive to manage the value of the Series' securities to stabilize the Series' NAV at $1.00 per share. Although we make every effort to maintain a stable NAV, there is no assurance that we will always be able to do so. We calculate NAV by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. We value the Series' portfolio securities at amortized cost.

Dividends, distributions and taxes
Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.



                                                           Cash Reserve Series-6

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the full years 1996 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                  Service Class                                                       Standard Class
------------------------------------------------------------------------------------------------------------------------------------
                                                        Period
                                                     5/1/00(1)
                                                       through                             Year Ended 12/31
Cash Reserve Series                                   12/31/00           2000        1999        1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $10.000           $10.000    $10.000     $10.000      $10.000     $10.000
Income from investment operations:
Net investment income                                   0.394             0.585      0.471       0.497        0.497       0.482
                                                      -------           -------    -------     -------      -------     -------
Total from investment operations                        0.394             0.585      0.471       0.497        0.497       0.482
                                                      -------           -------    -------     -------      -------     -------
Less dividends
Dividends from net investment income                   (0.394)           (0.585)    (0.471)     (0.497)      (0.497)     (0.482)
                                                      -------           -------    -------     -------      -------     -------
Total dividends                                        (0.394)           (0.585)    (0.471)     (0.497)      (0.497)     (0.482)
                                                      -------           -------    -------     -------      -------     -------
Net asset value, end of period                        $10.000           $10.000    $10.000     $10.000      $10.000     $10.000
                                                      =======           =======    =======     =======      =======     =======
Total return(2)                                         4.01%             6.01%      4.81%       5.08%        5.10%       4.93%
Ratios and supplemental data
Net assets, end of period (000 omitted)                    $5           $49,261    $57,421     $42,893      $30,711     $26,479
Ratio of expenses to average net assets                 0.79%             0.63%      0.56%       0.59%        0.64%       0.61%
Ratio of net investment income
   to average net assets                                5.90%             5.84%      4.72%       4.96%        4.98%       4.82%

(1)Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.





                                                           Cash Reserve Series-7

Delaware Group
Premium Fund        Additional information about the Series' investments is
                    available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current
                    Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange
                    Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce
                    Square, Philadelphia, PA 19103, or call toll-free
                    800.523.1918.

                    You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.



                    Investment Company Act File No. 811-5162

                    DELAWARE(SM)
                    INVESTMENTS
                    ---------------------
                    Philadelphia o London

DELAWARE(SM)
INVETMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Convertible

Securities Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Convertible Securities Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents
---------------------------------------------------------------------
Overview                                                       page 1
Convertible Securities Series                                       1
---------------------------------------------------------------------
How we manage the Series                                       page 3
Our investment strategies                                           3
The securities we typically invest in                               3
The risks of investing in the Series                                5
Investment manager                                                  6
Portfolio manager                                                   6
Fund administration (Who's who)                                     7
---------------------------------------------------------------------
Important information about
  the Series                                                   page 8
Share classes                                                       8
Purchase and redemption of shares                                   8
Valuation of shares                                                 8
Dividends, distributions and taxes                                  8
---------------------------------------------------------------------
Financial highlights                                           page 9

Overview: Convertible Securities Series

What are the Series' goals?
     Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security which may be converted into a prescribed amount of common stock of the same or a different issuer at a specified price or using a specified pricing formula. A convertible security entitles the holder to receive interest paid on convertible debt or the dividend paid on a preferred stock until the convertible security matures, is redeemed or is converted.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in convertible securities prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. Convertible securities are often rated below investment grade and, as a result, are subject to a higher credit risk that the issuer will be unable to meet payments of interest and principal, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.

o Investors looking for appreciation potential combined with the potential for current income which could act as a cushion for the portfolio's performance.

Who should not invest in the Series
o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

                                                 Convertible Securities Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Convertible Securities Series. We show how returns have varied over the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 8.70% for the quarter ended December 31, 1999 and its lowest quarterly return was -10.65% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

              -1.17%           6.97%           3.77%
--------------------------------------------------------------------------------
               1998            1999            2000



                              Average annual returns for periods ending 12/31/00

                     Convertible Securities Series     Merrill Lynch Convertible
                               Standard Class             Securities Index

1 year                               3.77%                      -11.70%
Since inception (5/1/97)             6.96%                       13.92%

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the Merrill Lynch Convertible Securities Index. The Merrill Lynch Convertible Securities Index is an unmanaged index representative of the convertible securities market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                 Convertible Securities Series-2

How we manage the Series

Our investment strategies

Convertible Securities Series is a type of total return fund that invests in convertible securities to pursue a two-pronged investment objective: capital appreciation and current income.

We invest primarily in convertible securities. Convertible securities are typically preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. They also pay dividends or interest. Our strategy is based on the belief that characteristics of these securities make them particularly appropriate investments in seeking both capital appreciation and current income. These characteristics include:

o the potential for capital appreciation as the value of the underlying common stock increases;

o the relatively high yield received from interest or dividend payments on convertible securities as compared to common stock dividends; and

o reduced price decline risk relative to the underlying common stock due to the income features of a convertible security.

Securities or assets obtained upon the conversion of convertible securities may be retained, subject to the Series' investment objective. There are no size limits on corporations in whose securities the Series may invest.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Convertible securities often blend the potential benefits of stocks and fixed-income securities.

------------------------------------------------------------------------------------------------------------------------------------
               Securities                                                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Convertible Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks, corporate       Under normal conditions, the Series intends to invest at
bonds or equity-linked securities that can be exchanged for       least 80% of its total assets in convertible securities,
a set number of shares of common stock at a predetermined         which may include privately placed convertible securities.
price. These securities typically offer higher appreciation
potential than nonconvertible bonds and greater income            We will invest in convertible debt securities without regard
potential than nonconvertible preferred stocks.                   to rating categories. To the extent that convertible debt
                                                                  securities we hold are not investment grade or are not
Convertible bonds are often rated below investment grade,         rated, there may be a greater risk as to the timely payment
that is, not rated within the four highest categories by S&P      of interest and principal.
and Moody's. Debt securities rated below investment grade
are often referred to as "high-yield bonds" or "junk bonds,"      If a convertible security held by the Series is called for
although these terms are not generally used in reference to       redemption, the Series will be required to redeem the
convertible debt securities.                                      security, convert it into the underlying common stock or
                                                                  sell it to a third party.
A convertible security may be subject to redemption at the
option of the issuer at a price established in the
instrument under which the convertible security was issued.
------------------------------------------------------------------------------------------------------------------------------------

                                                 Convertible Securities Series-3

------------------------------------------------------------------------------------------------------------------------------------
               Securities                                                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Convertible Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero coupon              The Series may invest in zero coupon bonds and
securities are debt obligations which do not entitle the          payment-in-kind bonds, though this is not expected to be a
holder to any periodic payments of interest prior to              significant component of its strategy. The market prices of
maturity or a specified date when the securities begin            these bonds are generally more volatile than the market
paying current interest. Therefore, they are issued and           prices of securities that pay interest periodically and are
traded at a discount from their face amounts or par value.        likely to react to changes in interest rates to a greater
Payment-in-kind bonds pay interest or dividends in the form       degree than interest-paying bonds having similar maturities
of additional bonds or preferred stock.                           and credit quality. They may have certain tax consequences which, under certain conditions, could be adverse to the
                                                                  Series.
------------------------------------------------------------------------------------------------------------------------------------
Private placements: Private placement securities are              What portion of the Series' portfolio is invested in
securities which have not been registered with the SEC and        convertible securities purchased in private placements
are usually only sold to large institutional investors. An        depends upon the relative attractiveness of those securities
issuer is often willing to provide more attractive features       compared to convertible securities that are publicly
in securities issued privately because it has avoided the         offered. Ordinarily, the Series expects that 50% of its
expense and delay involved in a public offering. Many             portfolio may be invested in convertible securities
private placement securities are subject to the SEC's Rule        purchased in private placements, but the percentage may be
144A, which permits them to be freely traded among qualified      substantially greater or less than 50%, depending upon
institutional buyers. These securities may therefore have a       prevailing market conditions.
liquid secondary market.
                                                                  We anticipate that substantially all of the private
                                                                  placements we purchase will be subject to Rule144A. Subject to procedures approved by the Series' Board of Trustees, we may treat Rule 144A securities as liquid and therefore not subject to the 15% limitation on illiquid securities
                                                                  described below.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller        investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at      into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal      collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are        Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                               the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities, Eurodollar convertible securities and         We may use foreign securities, Eurodollar convertible
depositary receipts or notes: Securities of foreign               securities and depositary receipts to add diversification to
entities, including issuers located in emerging markets,          the portfolio by permitting the Series to make investments
issued directly or, in the case of depositary receipts,           outside the U.S. market.
through a bank. Such foreign securities may be traded on a
foreign exchange, or they may be in the form of depositary
receipts or notes, such as American Depositary Receipts
(ADRs), American Depositary Notes (ADNs), European
Depositary Receipts (EDRs), European Depositary Notes
(EDNs), Global Depositary Receipts (GDRs) or Global
Depositary Notes (GDNs). Depositary receipts and notes
represent a bank's holding of a stated number of shares of a foreign corporation, which entitles the holder to all
dividends and capital gains earned by the underlying foreign shares.

The Series may also invest in Eurodollar convertible
securities. Eurodollar convertible securities are
fixed-income securities that are denominated in U.S. dollars and which are convertible into equity securities of that
issuer. These Eurodollar securities are payable outside of
the United States.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready          We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at            securities, including repurchase agreements with maturities
approximately the price that a series has valued them.            of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred and common stock, warrants, U.S. government securities, non-convertible fixed-income securities, options, futures contracts and options on futures contracts and money market securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.

                                                 Convertible Securities Series-4

Lending securities Convertible Securities Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Convertible Securities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Short sales against the box The Series may engage in short sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" if the Series owns or has the right to obtain securities identical to those sold short, at no added cost.

Temporary defensive positions For temporary defensive purposes, Convertible Securities Series may hold all or a substantial portion of its assets in cash or cash equivalents, U.S. government securities and investment grade corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Convertible Securities Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Convertible Securities Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                            Risks                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Convertible Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond            securities we believe can continue to pay income and
market--will decline in value because of factors such as          appreciate over an extended time frame regardless of interim
economic conditions, future expectations or investor              market fluctuations. We do not try to predict overall stock
confidence.                                                       market movements and though we may hold securities for any period of time, we do not typically trade for short-term
                                                                  purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an            one industry and in any individual security. We also follow
individual stock or bond will decline because of changing         a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the      the portfolio.
individual company issuing the security.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk The possibility that a security's issuer (or an       This risk may be reduced because of the ability to convert
entity that insures the security) will be unable to make          these securities into common stock.
timely payments of interest, dividends and principal.

Investing in securities rated below investment grade entails greater risk of principal loss than is associated with
investment grade bonds. It is likely that protracted periods of economic uncertainty would cause increased volatility in
the market prices of non-investment grade securities and
corresponding volatility in the Series' net asset value.
------------------------------------------------------------------------------------------------------------------------------------

                                                 Convertible Securities Series-5

------------------------------------------------------------------------------------------------------------------------------------
                            Risks                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Convertible Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly      We will monitor interest rate trends and their potential
bonds with longer maturities, will decrease in value if           impact on the Series. Though convertible securities may be
interest rates rise.                                              sensitive to interest rate movements, an individual
                                                                  security's link to the underlying common stock may reduce
                                                                  that sensitivity.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be           Most of the foreign securities that we invest in are denominated
adversely affected by political instability (including            in U.S. dollars.
governmental seizures or nationalization of assets), changes in currency exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have greater price volatility, less regulation and higher transaction costs than U.S. markets.

Several European countries began participating in the European
Economic and Monetary Union, which has established a common
currency for participating countries. This currency is
commonly known as the "Euro." The long-term consequences of
the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the
Series.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that a series values them.
------------------------------------------------------------------------------------------------------------------------------------



Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio manager
Damon Andres has primary responsibility for making day-to-day investment decisions for the Convertible Securities Series.

Damon Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been managing the Convertible Securities Series since February 1999.

                                                 Convertible Securities Series-6

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio manager
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                 Convertible Securities Series-7

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                 Convertible Securities Series-8

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the period ended December 31, 1997 and for the full years 1998 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                        Service Class                                   Standard Class
------------------------------------------------------------------------------------------------------------------------
                                                               Period                                           Period
                                                              5/1/00(1)                                        5/1/97(1)
                                                              through             Year Ended 12/31              through
Convertible Securities Series                                 12/31/00      2000         1999        1998       12/31/97
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.520     $11.490      $11.160     $11.660      $10.000
Income (loss) from investment
operations:
Net investment income(2)                                        0.373       0.566        0.493       0.386        0.318
Net realized and unrealized gain (loss)
  on investments                                               (0.423)     (0.121)       0.247      (0.511)       1.342
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (0.050)      0.445        0.740      (0.125)       1.660
                                                              -------     -------      -------     -------      -------
Less dividends and distributions
Dividends from net investment income                               --      (0.465)      (0.410)     (0.305)          --
Distributions from net realized gain
  on investments                                                   --          --           --      (0.070)          --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --      (0.465)      (0.410)     (0.375)          --
                                                              -------     -------      -------     -------      -------
Net asset value, end of period                                $11.470     $11.470      $11.490     $11.160      $11.660
                                                              =======     =======      =======     =======      =======
Total return(3)                                                (0.43%)      3.77%        6.97%      (1.17%)      16.60%(4)
Ratios and supplemental data
Net assets, end of period (000 omitted)                            $5     $10,246       $9,637      $8,133       $3,921
Ratio of expenses to average net assets                         0.98%       0.83%        0.83%       0.82%        0.80%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                                      0.98%       0.83%        0.83%       0.82%        2.30%
Ratio of net investment income
  to average net assets                                         4.74%       4.83%        4.64%       4.78%        5.68%
Ratio of net investment income to
  average net assets prior to expense
  limitation and expenses paid indirectly                       4.74%       4.83%        4.64%       4.78%        4.18%
Portfolio turnover                                                26%         26%          35%         77%         209%
------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(4) Total return reflects expense limitations in effect for the Series.

                                                 Convertible Securities Series-9

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.






Investment Company Act File No. 811-5162



DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Devon Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Devon Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 .................................................................
Overview                                                   page 1
Devon Series                                                    1
 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in the Series                            5
Investment manager                                              6
Portfolio managers                                              6
Fund administration (Who's who)                                 7

 .................................................................
Important information about
   the Series                                              page 8
Share classes                                                   8
Purchase and redemption of shares                               8
Valuation of shares                                             8
Dividends, distributions and taxes                              8
 .................................................................
Financial highlights                                       page 9

Overview: Devon Series

What are the Series' goals?
   Devon Series seeks total return. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks. We focus on common stocks that we believe have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be particularly affected by changes in stock prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking long-term capital appreciation.

o Investors seeking an investment primarily in common stocks.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors seeking an investment primarily in fixed-income securities.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.



                                                                  Devon Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Devon Series. We show how returns have varied over the past three calendar years as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 20.81% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.09% for the quarter ended September 30, 1999.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

             24.05%             -10.13%           -11.76%
--------------------------------------------------------------------------------
              1998               1999              2000

                              Average annual returns for periods ending 12/31/00

                                           Devon Series      S&P 500 Composite
                                         Standard Class      Stock Price Index

1 year                                     -11.76%                -9.10%
Since Inception (5/1/97)                     6.32%                16.19%


Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                                  Devon Series-2

How we manage the Series

Our investment strategies

Devon Series is a total return fund but invests the majority of its assets in stocks. Since the Series invests primarily in stocks, shareholders should be comfortable accepting fluctuations of principal.

We invest primarily in common stocks that we believe have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency. In selecting stocks for Devon Series, we consider factors such as how much the company's earnings have grown in the past, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average earnings per share growth.

Devon Series uses the same investment strategy as Delaware Devon Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


The securities we typically invest in
Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not.



------------------------------------------------------------------------------------------------------------------------------------
               Securities                                                                 How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Devon Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership            Generally, 90% to 100% of the Series' assets will be
in a corporation. Stockholders participate in the                       invested in common stocks. We will invest primarily in
corporation's profits and losses, proportionate to the                  stocks that we believe have the potential for above-average
number of shares they own.                                              earnings per share growth. The Fund is permitted to invest without limitation in non-dividend paying and non-income
                                                                        producing equity securities.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks or                     Devon Series may invest in convertible securities; however,
corporate bonds that can be exchanged for a set number of               we will not invest more than 5% of net assets in convertible
shares of common stock at a predetermined price. These                  debt securities that are rated below investment grade by a
securities offer higher appreciation potential than                     nationally recognized statistical ratings organization
nonconvertible bonds and greater income potential than                  (NRSRO) or in securities that are unrated but deemed
nonconvertible preferred stocks.                                        equivalent to non-investment grade.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as            Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller              investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at            into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal            collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are              Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                     the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates issued by             We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holdings of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities: Restricted securities               We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted              securities. For this Series, the 10% limit includes
under securities law.                                                   restricted securities such as privately placed securities
                                                                        that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready             institutional buyers without registration, which are
market, and cannot be easily sold within seven days at                  commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.                  agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Devon Series-3

Devon Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, fixed-income securities, futures contracts and options. The Series may also invest directly in foreign securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Devon Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Devon Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Devon Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series modified its investment strategy in March 2001 to become more growth-oriented. As a result, portfolio turnover may be relatively higher than in past years, and may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.



                                                                  Devon Series-4

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Devon Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.




------------------------------------------------------------------------------------------------------------------------------------
               Risks                                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Devon Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                   We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                  stocks we believe can appreciate over an extended time frame
market--will decline in value because ~of factors such as               regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                    predict overall stock market movements and generally do not
confidence.                                                             trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of                We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                  one industry and in any individual security. We also follow
individual stock or bond will decline because of changing               a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the            the portfolio.
individual company issuing the stock or bond.

------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be                 We typically invest only a small portion of Devon Series'
adversely affected by political instability (including                  portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes            securities, they are often denominated in U.S. dollars. We
in currency exchange rates, foreign economic conditions or              also tend to avoid markets where we believe accounting
inadequate regulatory and accounting standards. Foreign                 principles or the regulatory structure are underdeveloped.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be             We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------



                                                                  Devon Series-5

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.61% of average daily net assets for the last fiscal year.

Portfolio managers
Francis X. Morris has primary responsibility for making day-to-day investment decisions for the Devon Series. In making investment decisions for the Series, Mr. Morris regularly consults with Michael S. Morris.

Francis X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 17 years of investment management experience. He came to Delaware Investments from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. He is a past president of the Philadelphia Society of Financial Analysts. Mr. Morris has been a member of Devon Series' management team since March 1999.

Michael S. Morris, Vice President/Senior Equity Analyst, holds a BS from Indiana University with a major in finance. Previously he served as equity analyst at Walnut Asset Management where he covered a variety of industries. He has also worked at Pilgrim Baxter as a Senior Research Analyst covering financials and began his career at The State Teachers Retirement System of Ohio. Mr. Morris is a CFA charterholder.





                                                                  Devon Series-6

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers " for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.


                                                                  Devon Series-7

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                                  Devon Series-8

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the period ended December 31, 1997 and the full years 1998 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                            Service Class                                                 Standard Class
---------------------------------------------------------------------------------------------------------------------------
                                                  Period                                                          Period
                                                 5/1/00(1)                                                       5/1/97(1)
                                                  through                           Year Ended 12/31              through
Devon Series                                     12/31/00                    2000        1999         1998       12/31/97
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $13.180                   $13.620      $15.440     $12.730      $10.000
Income (loss) from investment
   operations:
Net investment income(2)                            0.024                     0.061        0.113       0.106        0.080
Net realized and unrealized gain (loss)
   on investments                                  (1.334)                   (1.650)      (1.669)      2.889        2.650
                                                  -------                   -------      -------     -------      -------
Total from investment operations                   (1.310)                   (1.589)      (1.556)      2.995        2.730
                                                  -------                   -------      -------     -------      -------
Less dividends and distributions
Dividends from net investment income                   --                    (0.151)      (0.090)     (0.080)          --
Distributions from net realized gain
   on investments                                      --                        --       (0.174)     (0.205)          --
                                                  -------                   -------      -------     -------      -------
Total dividends and distributions                      --                    (0.151)      (0.264)     (0.285)          --
                                                  -------                   -------      -------     -------      -------
Net asset value, end of period                    $11.870                   $11.880      $13.620     $15.440      $12.730
                                                  =======                   =======      =======     =======      =======
Total return(3)                                    (9.94%)(4)               (11.76%)(4)  (10.13%)     24.05%       27.30%(4)
Ratios and supplemental data
Net assets, end of period (000 omitted)                $5                   $43,767      $77,929     $68,714      $16,653
Ratio of expenses to average net assets             0.95%                     0.80%        0.75%       0.66%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                  1.00%                     0.84%        0.75%       0.66%        0.91%
Ratio of net investment income to
   average net assets                               0.29%                     0.48%        0.90%       1.30%        2.01%
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly          0.24%                     0.44%        0.90%       1.30%        1.90%
Portfolio turnover                                   137%                      137%         101%         34%          80%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown
(4)  Total return reflects expense limitations in effect for the Series.


                                                                  Devon Series-9

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.







Investment Company Act File No. 811-5162




DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Emerging Markets Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Emerging Markets Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ................................................................................
Overview                                                                  page 1
Emerging Markets Series                                                        1
 ................................................................................
How we manage the Series                                                  page 3
Our investment strategies                                                      3
The securities we typically invest in                                          4
The risks of investing in the Series                                           7
Investment manager                                                             9
Portfolio managers                                                             9
Fund administration (Who's who)                                               10
 ................................................................................
Important information about the Series                                   page 11
Share classes                                                                 11
Purchase and redemption of shares                                             11
Valuation of shares                                                           11
Dividends, distributions and taxes                                            11
 ................................................................................
Financial highlights page                                                     12

Overview: Emerging Markets Series

What are the Series' goals?
     The Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 80% of the Series' total assets will be invested in equity securities of issuers from at least three different countries whose economies are considered to be emerging or developing.

We may invest up to 35% of the Series' net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Series:

o We strive to identify well-managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o We consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation in order to compare the value of different stocks. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because many of the countries in which the Series invests are emerging countries, there may be less information available for us to use in making this analysis than is available for more developed countries.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Emerging Markets Series, which invests in emerging countries. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Series' investments and, therefore, the price of the Series' shares may be more volatile than investments in more developed markets. Because the Series invests in international securities in developing countries as well as established countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors who do not understand or are unwilling to accept the significant risks associated with investing in emerging markets.

                                                       Emerging Markets Series-1

How has the Series performed?
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This bar chart and table can help you evaluate the risks of investing in
Emerging Markets Series. We show how returns have varied over the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 22.99% for the quarter ended December 31, 1999 and its lowest quarterly return was -22.25% for the quarter ended June 30, 1998.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

-32.48%                           48.28%                      -23.60%
--------------------------------------------------------------------------------
 1998                              1999                         2000

                              Average annual returns for periods ending 12/31/00

                                                         Morgan Stanley
                             Emerging Markets         Capital International
                          Series Standard Class    Emerging Markets Free Index

1 year                          -23.60%                    -30.61%
Since inception (5/1/97)        -10.00%                     -9.22%

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a lax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, Morgan Stanley Capital International aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.




                                                       Emerging Markets Series-2

How we manage the Series

Our investment strategies

Emerging Markets Series seeks long-term capital appreciation. The Series may invest in a broad range of equity securities, including common stocks. Our primary emphasis will be on the stocks of companies located, or having their principal business, in an emerging country.

We consider an "emerging country" to be any country that:

o the international financial community, including the World Bank and the International Finance Corporation generally recognizes to be an emerging or developing country;

o the United Nations classifies as developing; or

o is included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

o the principal trading market for the company's securities is in an emerging country;

o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets; or

o the company is organized under the laws of, and has a principal office in, an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we strive to apply a value-oriented selection process. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Emerging Markets Series uses the same investment strategy as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

                                                       Emerging Markets Series-3

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

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                               Securities                                                    How we use them
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                                                                                          Emerging Markets Series
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
Common stocks of emerging market companies: Securities that        The Series will invest its assets in common stocks, some of
represent shares of ownership in a corporation. Stockholders       which will be dividend-paying stocks.
participate in the corporation's profits and losses,
proportionate to the number of shares they own.
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Corporate bonds: Debt obligations issued by U.S. or foreign        The Series may invest in corporate obligations issued by
corporations.                                                      emerging country companies. These bonds may be high risk,
                                                                   fixed-income securities.
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Foreign government securities: Debt obligations issued by a        We may invest a portion of the Series' assets in foreign
government other than the United States or by an agency,           governmental securities issued by emerging or developing
instrumentality or political subdivision of such                   countries, which may be lower rated, including securities rated
governments.                                                       below investment grade.
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Investment company securities: In some countries,                  The Series may hold open-end and closed-end investment company
investments by U.S. mutual funds are generally made by             securities if we believe the country offers good investment
purchasing shares of investment companies that in turn             opportunities. These investments involve an indirect payment of
invest in the securities of such countries.                        a portion of the expenses of the other investment companies, including their advisory fees.
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Foreign currency transactions: A forward foreign currency          The Series may invest in securities issued in any currency and
exchange contract involves an obligation to purchase or sell       hold foreign currency. Securities of issuers within a given
a specific currency on a fixed future date at a price that         country may be denominated in the currency of another country
is set at the time of the contract. The future date may be         or in multinational currency units such as the Euro.
any number of days from the date of the contract as agreed
by the parties involved.                                           Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. The
                                                                   Series may conduct its foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                   The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward
                                                                   contracts if it has agreed to sell a security and wants to
                                                                   "lock-in" the price of that security, in terms of U.S. dollars.
                                                                   Investors should be aware of the costs of currency conversion.
                                                                   The Series will not use forward contracts for speculative
                                                                   purposes.
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American Depositary Receipts (ADRs), European Depositary           The Series may invest in sponsored and unsponsored ADRs, EDRs
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs       and GDRs, generally focusing on those whose underlying
are receipts issued by a U.S. depositary (usually a U.S.           securities are issued by foreign entities.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust              To determine whether to purchase a security in a foreign market
company or a foreign branch of a U.S. bank). Depositary            or through depositary receipts, we evaluate the price levels,
receipts represent an ownership interest in an underlying          the transaction costs, taxes and administrative costs involved
security that is held by the depositary. Generally, the            with each security to identify the most efficient choice.
holder of the depositary receipt is entitled to all payments of interest, dividends or capital gains that are made on the underlying security.
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


                                                       Emerging Markets Series-4

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                               Securities                                                    How we use them
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                                                                                          Emerging Markets Series
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
Brady Bonds: These are debt securities issued under the            The Series may invest in Brady Bonds. We believe that the
framework of the Brady Plan, an initiative for debtor              economic reforms undertaken by countries in connection with the
nations to restructure their outstanding external                  issuance of Brady Bonds can make the debt of countries that
indebtedness (generally, commercial bank debt). Brady Bonds        have issued or have announced plans to issue these bonds a
tend to be of lower quality and more speculative than              viable opportunity for investment.
securities of developed country issuers.
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High-yield, high risk fixed-income securities: Securities          The Series may invest up to 35% of its net assets, in
that are rated lower than BBB by S&P or Baa by Moody's, or         high-yield, high risk foreign fixed-income securities.
if unrated, of equal quality. These securities may be issued by companies or governments of emerging or developing
countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.
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Repurchase agreements: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of at least 102% of the repurchase price. The Series
to an agreed upon interest rate. Repurchase agreements are         may enter into repurchase agreements in which the collateral is
often viewed as equivalent to cash.                                any security in which it may invest, but normally uses U.S.
                                                                   government securities as collateral.
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Restricted securities: Privately placed securities whose           We may invest in privately placed securities, including those
resale is restricted under securities law.                         that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                   144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
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Illiquid securities: Securities that do not have a ready           We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at             including repurchase agreements with maturities of over seven
approximately the price that a series has valued them.             days.
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

                                                       Emerging Markets Series-5

The Series may also invest in other securities including preferred stocks, convertible securities, zero coupon bonds, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Emerging Markets Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Emerging Markets Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Emerging Markets Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. Emerging Markets Series (continued).



                                                      Emerging Markets Series-6

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Emerging Markets Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


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                               Risks                                                   How we strive to manage them
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                                                                                          Emerging Markets Series
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
Market risk is the risk that all or a majority of the              We maintain a long-term investment approach and focus on stocks
securities in a certain market--like the stock or bond             we believe can appreciate over an extended time frame
market--will decline in value because of factors such as           regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor               portion of the Series' portfolio should be invested in any
confidence.                                                        individual country, we evaluate a variety of factors, including opportunities and risks relative to other countries. We can also somewhat reduce market risk by holding a diversified
                                                                   portfolio.
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Industry and security risk is the risk that the value of           We typically hold a number of different securities in a variety
securities in a particular industry or the value of an             of sectors in order to minimize the impact that a poorly
individual stock or bond will decline because of changing          performing security would have on the Series. This risk is more
expectations for the performance of that industry or for the       significant for the Series, which is a non-diversified fund.
individual company issuing the stock or bond.
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Foreign risk is the risk that foreign securities may be            We carefully evaluate the overall situations in the countries
adversely affected by political instability (including             where we invest in an attempt to reduce these risks. We also
governmental seizures or nationalization of assets), changes       tend to avoid markets where we believe accounting principles or
in currency exchange rates, foreign economic conditions or         the regulatory structure are too underdeveloped.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.
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Currency risk is the risk that the value of the Series'            The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign       foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates         purchase or sell foreign securities at a pre-set price on a
may reduce or eliminate any gains produced by investments          future date, the Series attempts to protect the value of a
that are denominated in foreign currencies and may increase        security it owns from future changes in currency rates. If the
any losses.                                                        Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in" the
Several European countries began participating in the              security's price in terms of U.S. dollars or another applicable
European Economic and Monetary Union, which has established        currency. The Series may use forward currency exchange
a common currency for participating countries. This currency       contracts only for defensive or protective measures, not to
is commonly known as the "Euro." The long-term consequences        enhance portfolio returns. However, there is no assurance that
of the Euro conversion for foreign exchange rates, interest        such a strategy will be successful.
rates and the value of European securities in which the
Series may invest are unclear. The consequences may                Another way in which we can protect against this risk is by
adversely affect the value and/or increase the volatility of       holding stocks whose earnings are from exports or priced in
securities held by the Series.                                     U.S. dollars, so that a devaluation means unchanged U.S.
                                                                   dollars earnings (and higher local currency earnings)
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Small company risk is the risk that prices of smaller              The Series may invest in small companies and would be subject
companies may be more volatile than larger companies because       to this risk. We typically hold a number of different stocks in
of limited financial resources or dependence on narrow             order to reduce the impact that one small company stock would
product lines. Small company risk also comes from lower            have on the Series. This risk is more significant for the
liquidity typically associated with small company stocks,          Series, which is a non-diversified fund.
which means the price may be affected by poorly executed
trades, even if the underlying business of the company is
unchanged.
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Political risk is the risk that countries or the entire            We carefully evaluate the political situations in the countries
region where we invest may experience political instability,       where we invest and take into account any potential risks
which may cause greater fluctuation in the value and               before we select securities for the portfolio. We can also
liquidity of our investments due to changes in currency            somewhat reduce political risk by holding a diversified
exchange rates, governmental seizures or nationalization of        portfolio. However, there is no way to eliminate political risk
assets.                                                            when investing internationally.
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

                                                       Emerging Markets Series-7

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                               Risks                                                   How we strive to manage them
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                                                                                          Emerging Markets Series
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
Emerging markets risk is the possibility that the risks            Striving to manage this risk, the portfolio managers carefully
associated with international investing will be greater in         screen securities within emerging markets and attempt to
emerging markets than in more developed foreign markets            consider material risks associated with an individual company
because, among other things, emerging markets may have less        or bond issuer. We cannot eliminate emerging market risk and
stable political and economic environments.                        consequently encourage shareholders to invest in this Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.
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Inefficient market risk is the risk that foreign markets may       The Series will attempt to reduce these risks by investing in a
be less liquid, have greater price volatility, less                number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.         economy, industries and financial markets.
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Information risk is the possibility that foreign companies         The Series conducts a great deal of fundamental research on the
are subject to different accounting, auditing and financial        companies that it invests in rather than relying solely on
reporting standards than U.S. companies. There may be less         information available through financial reporting. We believe
information available about foreign issuers than domestic          this will help us to better uncover any potential weaknesses in
issuers. Furthermore, regulatory oversight of foreign              individual companies.
issuers may be less stringent or less consistently applied
than in the United States.
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Non-diversified funds risk: Non-diversified investment             The Series is a non-diversified fund as defined by the
companies have the flexibility to invest as much as 50% of         Investment Company Act of 1940. Nevertheless, we typically hold
their assets in as few as two issuers with no single issuer        securities from a variety of different issuers, representing a
accounting for more than 25% of the portfolio. The remaining       number of different countries. We also perform extensive
50% of the portfolio must be diversified so that no more           analysis on all securities, particularly those that represent a
than 5% of a fund's assets is invested in the securities of        larger percentage of portfolio assets.
a single issuer. Because a non-diversified fund may invest
its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.
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Foreign government securities risks relate to the ability of       The Series attempts to limit this risk by performing credit
a foreign government or government related issuer to make          analysis on the issuer of each security purchased. In addition,
timely payments on its external debt obligations.                  the Series attempts to reduce this risk by limiting the portion of net assets that may be invested in these securities.

                                                                   The Series also compares the risk-reward potential of foreign government securities being considered to that offered by
                                                                   equity securities to determine whether to allocate assets to equity or fixed-income investments.
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Credit risk of high-yield, high risk fixed-income                  The Series may invest up to 35% of its net assets in
securities: Securities rated lower than BBB by S&P and Baa         high-yield, high risk foreign fixed-income securities.
by Moody's are considered to be of poor standing and
predominantly speculative as to the issuer's ability to            We intend to limit our investment in any single lower rated
repay interest and principal.                                      bond, which can help to reduce the effect of an individual default on the Series. We also intend to limit our overall
These bonds are often issued by less creditworthy companies        holdings of bonds in this category. Such limitations may not
or by highly leveraged (indebted) firms, which are generally       protect the Series from widespread bond defaults brought about
less able than more financially stable firms to make               by a sustained economic downturn or from price declines that
scheduled payments of interest and principal. The risks            might result from changes in the quality ratings of individual
posed by bonds issued under such circumstances are                 bonds.
substantial.

If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely
affected.
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Transaction costs risk: Costs of buying, selling and holding       We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody           efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
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



                                                       Emerging Markets Series-8

Investment manager
The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 1.09% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers.
Clive A. Gillmore has primary responsibility for making day-to-day investment decisions for Emerging Markets Series. In making investment decisions for the Series, Mr. Gillmore regularly consults with a fourteen-member international equity team, including co-managers Robert Akester, Ormala Krishnan and Emma R.
E. Lewis.

Clive A. Gillmore, Deputy Managing Director/Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing Emerging Markets Series since its inception.

Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

Ormala Krishnan, Portfolio Manager of Delaware International Advisers Ltd., received a BSc (Mathematics) from the National University of Singapore and an MSc (Actuarial Science) from City University, London. Before joining Delaware International Advisers in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in 1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Currently, she is pursuing a PhD in Investment & Finance with City University Business School, London.

Emma R. E. Lewis, Portfolio Manager of Delaware International Advisers Ltd., is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International Advisers in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research.

                                                       Emerging Markets Series-9

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2000, Delaware International Advisers and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.


                                                      Emerging Markets Series-10

Important information about the Series


Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the portfolio securities of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                      Emerging Markets Series-11

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the period ended December 31, 1997 and for the full years 1998 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


                                                        Service Class                                    Standard Class
-----------------------------------------------------------------------------------------------------------------------
                                                               Period                                            Period
                                                            5/1/00(1)                                         5/1/97(1)
                                                              through             Year Ended 12/31              through
Emerging Markets Series                                      12/31/00       2000         1999        1998      12/31/97
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $7.540      $8.400       $5.810      $8.880      $10.000
Income (loss) from investment
  operations:
Net investment income(2)                                        0.064       0.116        0.126       0.171        0.060
Net realized and unrealized gain (loss)
  on investments and foreign currencies                        (1.294)     (2.064)       2.597      (2.991)      (1.180)
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (1.230)     (1.948)       2.723      (2.820)      (1.120)
                                                              -------     -------      -------     -------      -------
Less dividends and distributions
Dividends from net investment income                               --      (0.142)      (0.133)     (0.030)          --
Distributions from net realized gain
  on investments                                                   --          --           --      (0.220)          --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --      (0.142)      (0.133)     (0.250)          --
                                                              -------     -------      -------     -------      -------
Net asset value, end of period                                 $6.310      $6.310       $8.400      $5.810      $ 8.880
                                                              =======     =======      =======     =======      =======
Total return(3)                                               (16.31%)    (23.60%)      48.28%     (32.48%)     (11.20%)
Ratios and supplemental data
Net assets, end of period (000 omitted)                           $45     $12,148      $13,349      $5,356       $5,776
Ratio of expenses to average net assets                         1.67%       1.52%        1.47%       1.50%        1.50%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                                      1.90%       1.68%        1.53%       1.67%        2.45%
Ratio of net investment income to
  average net assets                                            1.37%       1.55%        1.88%       2.34%        0.89%
Ratio of net investment income (loss)
  to average net assets prior to
  expense limitation and expenses
  paid indirectly                                               1.10%       1.37%        1.82%       2.17%       (0.06%)
Portfolio turnover                                                19%         19%          20%         38%          48%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                      Emerging Markets Series-12

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.




Investment Company Act File No. 811-5162





DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Global Bond Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Global Bond Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents
 ..................................................................
Overview                                                   page 1

Global Bond Series                                              1

 ..................................................................

How we manage the Series                                   page 3

Our investment strategies                                       3

The securities we typically invest in                           3

The risks of investing in the Series                            6

Investment manager                                              8

Portfolio managers                                              8

Fund administration (Who's who)                                 9

 ..................................................................

Important information about
   the Series                                             page 10

Share classes                                                  10

Purchase and redemption of shares                              10

Valuation of shares                                            10

Dividends, distributions and taxes                             10

 ..................................................................

Financial highlights                                      page 11

Overview: Global Bond Series

What are the Series' goals?

   Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.


What are the Series' main investment strategies? The Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Therefore, at least 80% of the Series' total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are, or where it generates the majority of its operating income.


In selecting investments for the Series:

o We strive to identify fixed-income securities that provide high income potential.

o We consider the value of anticipated future interest and principal payments, taking into consideration what we anticipate the inflation rate in that country will be in order to compare the value of different fixed-income securities, even those issued in different countries. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Global Bond Series, which invests in developing countries. The Series' investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.

o Investors seeking a measure of capital appreciation.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.

                                                            Global Bond Series-1

How has the Series performed?
--------------------------------------------------------------------------------


This bar chart and table can help you evaluate the risks of investing in Global Bond Series. We show how returns have varied over the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 8.35% for the quarter ended December 31, 2000 and its lowest quarterly return was -5.37% for the quarter ended September 30, 2000.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

                   0.88%     7.82%     -3.60%     0.86%
--------------------------------------------------------------------------------
                   1997      1998      1999       2000

                              Average annual returns for periods ending 12/31/00


                             Global Bond Series    Salomon Smith Barney World
                              Standard Class         Government Bond Index

1 year                            0.86%                    1.59%
Since inception (5/2/96)          3.65%                    3.90% (Since 5/31/96)

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                            Global Bond Series-2

How we manage the Series

Our investment strategies

Global Bond Series seeks current income consistent with the preservation of principal. We invest primarily in fixed-income securities that may also provide the potential for capital appreciation.

We may invest in:

o foreign and U.S. government securities;

o debt obligations of foreign and U.S. companies;

o debt securities of supranational entities;

o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers; and

o zero-coupon bonds.

While the Series may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Austria, Canada, Germany, Italy, Japan, Korea, the Netherlands, New Zealand, Norway, Portugal, South Africa, Spain, Sweden and the United Kingdom. This is a representative list; we may also invest in other countries. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.


Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. However, if we anticipate a declining interest rate environment, we may extend the average weighted maturity past ten years, or, if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.


Global Bond Series uses the same investment strategy as Delaware Global Bond Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we        Fixed-income securities offer the potential for greater
typically invest in      income payments than stocks, and also may provide
                         capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by U.S. or foreign          The Series may invest in corporate bonds, generally those
corporations.                                                        rated A or better by S&P or Moody's or if unrated,
                                                                     determined to be of comparable quality. The Series may also invest in high-yield, high risk emerging markets corporate bonds.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Debt obligations issued by a          The Series will generally invest in securities issued by
government other than the United States or by an agency,             foreign governments, their agencies, instrumentalities or
instrumentality or political subdivision of such                     political subdivisions that are rated AAA or AA by S&P or
governments.                                                         Aaa or Aa by Moody's or, if unrated, considered to be of
                                                                     comparable quality. We may invest a portion of the Series'
                                                                     assets in foreign governmental securities issued by emerging countries, which may be lower rated, including securities
                                                                     rated below investment grade.
------------------------------------------------------------------------------------------------------------------------------------

                                                            Global Bond Series-3

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Securities issued or guaranteed          The Series may invest a significant portion of its assets in
by the U.S. government or issued by an agency or                     U.S. government securities. It will invest only in U.S.
instrumentality of the U.S. government.                              government obligations, including bills, notes and bonds
                                                                     that are issued or guaranteed as to the payment of principal and interest by the U.S. government and securities of U.S.
                                                                     government agencies or instrumentalities that are backed by the full faith and credit of the United States.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some countries,                    The Series may hold closed-end investment company
investments by U.S. mutual funds are generally made by               securities. The Series may hold investment company
purchasing shares of investment companies that in turn               securities if we believe the country offers good investment
invest in the securities of such countries.                          opportunities. These investments involve an indirect payment of a portion of the expenses of the other investment
                                                                     companies, including their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward foreign currency            The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell         and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that           given country may be denominated in the currency of another
is set at the time of the contract. The future date may be           country or in multinational currency units such as the Euro.
any number of days from the date of the contract as agreed
by the parties involved.                                             Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                     currencies into U.S. dollars on a daily basis. The Series
                                                                     will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                     exchange transactions. The Series may conduct its foreign
                                                                     currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.


                                                                     The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                     current security or currency holdings. It may also use
                                                                     forward contracts if it has agreed to sell a security and
                                                                     wants to "lock-in" the price of that security, in terms of
                                                                     U.S. dollars. Investors should be aware of the costs of
                                                                     currency conversion. The Series will not use forward
                                                                     contracts for speculative purposes.
------------------------------------------------------------------------------------------------------------------------------------
Supranational entities: Debt securities of supranational             The Series may invest may invest a significant portion of
entities may be denominated in any currency. These                   its assets in debt securities of supranational entities.
securities are typically of high-grade quality. A
supranational entity is an entity established or financially supported by the national governments of one or more
countries to promote reconstruction or development. The
International Bank for Reconstruction and Development (more
commonly known as the World Bank) would be one example of a
supranational entity.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds: Zero coupon bonds are debt obligations            The Series may invest in zero coupon bonds.
that do not entitle the holder to any periodic payments of
interest before maturity or a specified date when the
securities begin paying current interest. Therefore, they
are issued and traded at a discount from their face amounts
or par value. The market prices of zero coupon bonds are
generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to
changes in interest rates to a greater degree than do
non-zero coupon securities having similar maturities and
credit quality.
------------------------------------------------------------------------------------------------------------------------------------

                                                            Global Bond Series-4

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under the              The Series may invest in Brady Bonds. We believe that the
framework of the Brady Plan, an initiative for debtor                economic reforms undertaken by countries in connection with
nations to restructure their outstanding external                    the issuance of Brady Bonds can make the debt of countries
indebtedness (generally, commercial bank debt). Brady Bonds          that have issued or have announced plans to issue these
tend to be of lower quality and more speculative than                bonds a viable opportunity for investment.
securities of developed country issuers.
------------------------------------------------------------------------------------------------------------------------------------
High-yield, high risk fixed-income securities: Securities            The Series may invest a portion of its assets in these
that are rated lower than BBB by S&P or Baa by Moody's, or           securities.
if unrated, of equal quality. These securities may be issued by companies or governments of emerging or developing
countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series may enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is any security in which it may invest, but
                                                                     normally uses U.S. government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities, including repurchase agreements with maturities
approximately the price that a series has valued them.               of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including futures contracts and options and interest rate swaps. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Global Bond Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Global Bond Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Global Bond Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. The Series anticipates that its annual portfolio turnover may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.


                                                            Global Bond Series-5

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Global Bond Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor                 portion of the Series' portfolio should be invested in any
confidence.                                                          individual country, we evaluate a variety of factors,
                                                                     including opportunities and risks relative to other
                                                                     countries. As part of the Series' principal investment
                                                                     strategy, the Series may invest in securities that generally have relatively less market risk.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of             We typically hold a number of different securities in a
securities in a particular industry or the value of an               variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing            poorly performing security would have on the Series. This
expectations for the performance of that industry or for the         risk is more significant for the Series, which is a
individual company issuing the stock or bond.                        non-diversified fund.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly         Interest rate risk is a significant risk for the Series. In
bonds with longer maturities, will decrease in value if              an attempt to manage interest rate risk, we adjust the
interest rates rise.                                                 Series' average weighted maturity based on our view of
                                                                     interest rates. The Series' average weighted maturity will generally be in the five-to-ten year range. When we
                                                                     anticipate that interest rates will decline, we may extend the average maturity beyond ten years and when we anticipate that interest rates will rise, we may shorten the average
                                                                     maturity to less than five years.
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of a series'                The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign         foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates           purchase or sell foreign securities at a pre-set price on a
may reduce or eliminate any gains produced by investments            future date, the Series attempts to protect the value of a
that are denominated in foreign currencies and may increase          security it owns from future changes in currency rates. If
any losses.                                                          the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
Several European countries began participating in the                the security's price in terms of U.S. dollars or another
European Economic and Monetary Union, which has established          applicable currency. The Series may use forward currency
a common currency for participating countries. This currency         exchange contracts only for defensive or protective
is commonly known as the "Euro." The long-term consequences          measures, not to enhance portfolio returns. However, there
of the Euro conversion for foreign exchange rates, interest          is no assurance that such a strategy will be successful.
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or the entire              We evaluate the political situations in the countries where
region where we invest may experience political instability.         we invest and take into account any potential risks before
This may cause greater fluctuation in the value and                  we select securities for the portfolio. However, there is no
liquidity of our investments due to changes in currency              way to eliminate political risk when investing
exchange rates, governmental seizures or nationalization of          internationally.
assets.
------------------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that the risks              Striving to manage this risk, the portfolio manages carefully
associated with international investing will be greater              screen securities within emerging markets and attempt
in emerging markets than in more developed foreign                   to consider material risks associated with an individual
markets because, among other things, emerging markets                company or bond issuer. We cannot eliminate emerging
may have less stable political and economic environments.            market risk and consequently encourage shareholders
                                                                     to invest in the Series only if they have a long-term
                                                                     time horizon, over which the potential of individual
                                                                     securities is more likely to be realized.
------------------------------------------------------------------------------------------------------------------------------------

                                                            Global Bond Series-6

------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that foreign markets may         The Series will attempt to reduce these risks by investing in a
be less liquid, have greater price volatility, less                  number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.           economy, industries and financial markets.

                                                                     The Series will also perform credit analysis in an attempt to reduce these risks.
------------------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign companies may be           We conduct fundamental research on the companies we invest in
subject to different accounting, auditing and financial              rather than relying solely on information available through
reporting standards than U.S. companies. There may be less           financial reporting. We believe this will help us to better
information available about foreign issuers than domestic            uncover any potential weaknesses in individual companies.
issuers. Furthermore, regulatory oversight of foreign
issuers may be less stringent or less consistently applied
than in the United States.
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified funds risk: Non-diversified investment               The Series is a non-diversified fund as defined by the
companies have the flexibility to invest as much as 50% of           Investment Company Act of 1940. Nevertheless, we typically hold
their assets in as few as two issuers with no single issuer          securities from a variety of different issuers, representing a
accounting for more than 25% of the portfolio. The remaining         number of different countries. We also perform extensive
50% of the portfolio must be diversified so that no more             analysis on all securities, particularly those that represent a
than 5% of a fund's assets is invested in the securities of          larger percentage of portfolio assets.
a single issuer. Because a non-diversified fund may invest
its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government and supranational securities risk relates         The Series will attempt to limit this risk by performing credit
to the ability of a foreign government or government related         analysis on the issuer of each security purchased.
issuer to make timely payments on its external debt
obligations.                                                         The Series attempts to reduce the risks associated with
                                                                     investing in foreign governments by focusing on bonds rated within the two highest rating categories.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk of high-yield, high risk fixed-income                    The Series may invest a portion of its assets in these
securities: Securities rated lower than BBB by S&P and Baa           securities. We intend to limit our investment in any single
by Moody's are considered to be of poor standing and                 lower rated bond, which can help to reduce the effect of an
predominantly speculative as to the issuer's ability to              individual default on the Series. We also intend to limit our
repay interest and principal.                                        overall holdings of bonds in this category. Such limitations may not protect the Series from widespread bond defaults
These bonds are often issued by less creditworthy companies          brought about by a sustained economic downturn or from price
or by highly leveraged (indebted) firms, which are generally         declines that might result from changes in the quality ratings
less able than more financially stable firms to make                 of individual bonds.
scheduled payments of interest and principal. The risks
posed by bonds issued under such circumstances are
substantial.

If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely
affected.
------------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk: Costs of buying, selling and holding         We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody             efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
------------------------------------------------------------------------------------------------------------------------------------


                                                            Global Bond Series-7

Investment manager
The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers
Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Global Bond Series. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed-income team members.

Christopher A. Moth, Senior Portfolio Manager/Director of Investment Strategy/Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Series in January 1997.

Joanna Bates, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

David G. Tilles, Managing Director/Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.



                                                            Global Bond Series-8

Who's who?
The following describes the various organizations involved with managing, administering, and servicing the Series.



Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2000, Delaware International Advisers and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.


                                                            Global Bond Series-9

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the portfolio securities of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


                                                           Global Bond Series-10

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the period ended December 31, 1996 and for the full years 1997 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                     Service Class                                                   Standard Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Period                                                      Period
                                                         5/1/00(1)                                                   5/2/96(1)
                                                         through                   Year Ended 12/31                  through
Global Bond Series                                      12/31/00      2000         1999        1998         1997     12/31/96
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $9.180      $9.730      $10.680     $10.500      $10.960     $10.000
Income (loss) from investment
   operations:
Net investment income(2)                                  0.346       0.534        0.576       0.608        0.636       0.339
Net realized and unrealized gain (loss)
   on investments and foreign currencies                  0.204      (0.453)      (0.950)      0.182       (0.551)      0.831
                                                         ------      ------      -------     -------       ------      ------
Total from investment operations                          0.550       0.081       (0.374)      0.790        0.085       1.170
Less dividends and distributions                         ------      ------      -------     -------       ------      ------
Dividends from net investment income                         --      (0.081)      (0.514)     (0.600)      (0.460)     (0.210)
Distributions from net realized gain
   on investments                                            --          --       (0.062)     (0.010)      (0.085)         --
                                                         ------      ------      -------     -------       ------      ------
Total dividends and distributions                            --      (0.081)      (0.576)     (0.610)      (0.545)     (0.210)
                                                         ------      ------      -------     -------       ------      ------
Net asset value, end of period                           $9.730      $9.730     $  9.730     $10.680      $10.500     $10.960
                                                         ======      ======      =======     =======       ======      =====
Total return(3)                                           5.99%(4)    0.86%(4)    (3.60%)      7.82%(4)     0.88%(4)   11.79%(4)
Ratios and supplemental data
Net assets, end of period (000 omitted)                      $5     $16,463      $20,231     $21,711      $16,876      $9,471
Ratio of expenses to average net assets                   1.00%       0.85%        0.85%       0.83%        0.80%       0.80%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                               1.16%       0.95%        0.85%       0.92%        1.08%       1.19%
Ratio of net investment income to
   average net assets                                     5.65%       5.75%        5.64%       5.83%        6.03%       6.51%
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly                5.49%       5.65%        5.64%       5.74%        5.75%       6.12%
Portfolio turnover                                          39%         39%         100%         79%          97%         56%

(1)Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2)Per share information for the periods ended December 31, 1997, 1998, 1999 and 2000 was based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4)Total return reflects expense limitations in effect for the Series.



                                                           Global Bond Series-11

Delaware Group
Premium Fund
Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.






Investment Company Act File No. 811-5162




DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Growth and Income Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Growth and Income Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

---------------------------------------------------
Overview                                     page 1
Growth and Income Series                          1
---------------------------------------------------
How we manage the Series                     page 3
Our investment strategies                         3
The securities we typically invest in             3
The risks of investing in the Series              4
Investment manager                                5
Portfolio manager                                 5
Fund administration (Who's who)                   6
---------------------------------------------------
Important information about
  the Series                                 page 7
Share classes                                     7
Purchase and redemption of shares                 7
Valuation of shares                               7
Dividends, distributions and taxes                7
---------------------------------------------------
Financial highlights                         page 8

Overview: Growth and Income Series

What are the Series' goals?
          Growth and Income Series seeks capital appreciation with current income as a secondary objective. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of large, well-established companies. Typically, we consider buying a stock when we believe it is undervalued and has the potential to increase in price as the market realizes its true value. We consider the financial strength of the company, its management and any developments affecting the security, the company or its industry.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking long-term capital appreciation.

o Investors seeking an investment primarily in common stocks.

o Investors seeking a small to moderate income component of total return, recognizing that income is a secondary objective of the Series.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors seeking an investment primarily in fixed-income securities.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

                                                      Growth and Income Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Growth and Income Series. We show how returns have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 15.29% for the quarter ended June 30, 1997 and its lowest quarterly return was -10.56% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

22.32%   8.83%  15.45%  -0.20%  36.12%  20.72%  31.00%  11.35%   -2.98%   11.33%
--------------------------------------------------------------------------------
 1991    1992    1993    1994    1995    1996    1997    1998     1999     2000

                              Average annual returns for periods ending 12/31/00

                             Growth and Income Series          S&P 500 Composite
                                 Standard Class                Stock Price Index
1 year                               11.33%                         -9.10%
5 years                              13.72%                         18.33%
10 years                             14.79%                         17.44%

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                      Growth and Income Series-2

How we manage the Series

Our investment strategies

Growth and Income Series invests primarily in the common stocks of established companies that we believe have long-term total return potential. The Series pursues what is generally considered to be a value-oriented investment approach. We may consider valuation characteristics such as dividend yield, share repurchase activity, price-to-earnings ratio and cash flow, among others, in seeking stocks we believe are undervalued.

Growth and Income Series uses the same investment strategy as Delaware Growth and Income Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


The securities we typically invest in
Stocks offer investors the potential for capital appreciation. Certain stocks held in the portfolio will be dividend-paying stocks and others will not pay dividends.

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                             How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      Generally, we invest 90% to 100% of the Series' net assets in
in a corporation. Stockholders participate in the                 common stocks.
corporation's profits and losses, proportionate to the number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates issued by a     We may invest without limitation in ADRs. We use them when we
U.S. bank which represent the bank's holdings of a stated         believe they offer better total return opportunities than U.S.
number of shares of a foreign corporation. An ADR entitles the    securities.
holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller        investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at      into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal      collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are        Series will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                               collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities: Restricted securities are     We may invest up to 10% of net assets in illiquid securities.
privately placed securities whose resale is restricted under      For this Series, the 10% limit includes restricted securities
securities law.                                                   such as privately placed securities that are eligible for
                                                                  resale only among certain institutional buyers without
Illiquid securities are securities that do not have a ready       registration, which are commonly known as "Rule 144A
market, and cannot be easily sold within seven days at            Securities" and repurchase agreements with maturities of over
approximately the price that a series has valued them.            seven days.
------------------------------------------------------------------------------------------------------------------------------------

                                                      Growth and Income Series-3

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into options transactions for defensive purposes. It may invest in Global and European Depositary Receipts and directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Growth and Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Growth and Income Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Growth and Income Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------

Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond            stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as          regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor              predict overall stock market movements and generally do not
confidence.                                                       trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          We limit the amount of the Series' assets invested in any one
securities in a particular industry or the value of an            industry and in any individual security. We also follow a
individual stock or bond will decline because of changing         rigorous selection process designed to identify undervalued
expectations for the performance of that industry or for the      securities before choosing securities for the portfolio.
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------

                                                      Growth and Income Series-4

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be           We typically invest only a small portion of the Series'
adversely affected by political instability (including            portfolio in foreign corporations through American Depositary
governmental seizures or nationalization of assets), changes      Receipts. We do not presently intend to invest directly in
in currency exchange rates, foreign economic conditions or        foreign securities. When we do purchase ADRs, they are
inadequate regulatory and accounting standards. Foreign           generally denominated in U.S. dollars and traded on a U.S.
markets may also be less efficient, less liquid, have greater     exchange.
price volatility, less regulation and higher transaction costs than U.S. markets.

Several European countries began participating in the European
Economic and Monetary Union, which has established a common
currency for participating countries. This currency is
commonly known as the "Euro." The long-term consequences of
the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the
Series.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that a series values them.
------------------------------------------------------------------------------------------------------------------------------------



Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Portfolio manager
John B. Fields has primary responsibility for making day-to-day investment decisions for Growth and Income Series.

John B. Fields, Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 1992 and has 29 years' experience in investment management. He earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In making investment decisions for Growth and Income Series, Mr. Fields works with a team of Delaware portfolio managers utilizing the same investment strategy. He has been managing Growth and Income Series since 1992.

                                                      Growth and Income Series-5

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio manager
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church
Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                      Growth and Income Series-6

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends, if any, are paid annually. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                      Growth and Income Series-7

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the full years 1996 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                         Service Class                                            Standard Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Period
                                                             5/1/00(1)
                                                             through               Year Ended 12/31
Growth and Income Series                                     12/31/00       2000         1999        1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $14.640     $17.020      $19.420     $18.800      $15.980     $14.830
Income (loss) from investment operations:
Net investment income(2)                                        0.167       0.268        0.323       0.361        0.324       0.377
Net realized and unrealized gain (loss)
  on investments                                                2.353       1.329       (0.882)      1.636        4.216       2.398
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                2.520       1.597       (0.559)      1.997        4.540       2.775
                                                              -------     -------      -------     -------      -------     -------
Less dividends and distributions
Dividends from net investment income                           (0.250)     (0.275)      (0.361)     (0.327)      (0.370)     (0.420)
Distributions from net realized gain
  on investments                                                   --      (1.432)      (1.480)     (1.050)      (1.350)     (1.205)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (0.250)     (1.707)      (1.841)     (1.377)      (1.720)     (1.625)
                                                              -------     -------      -------     -------      -------     -------
Net asset value, end of period                                $16.910     $16.910      $17.020     $19.420      $18.800     $15.980
                                                              =======     =======      =======     =======      =======     =======
Total return(3)                                                17.34%      11.33%       (2.98%)     11.35%       31.00%      20.72%
Ratios and supplemental data
Net assets, end of period (000 omitted)                          $421    $440,442     $501,928    $579,907     $401,402    $166,647
Ratio of expenses to average net assets                         0.79%       0.68%        0.71%       0.71%        0.71%       0.67%
Ratio of net investment income to
  average net assets                                            1.63%       1.75%        1.75%       2.00%        2.02%       2.66%
Portfolio turnover                                                80%         80%          92%         81%          54%         81%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                                                      Growth and Income Series-8

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.




Investment Company Act File No. 811-5162



DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Delaware Group
Premium Fund

Growth
Opportunities Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Growth Opportunities Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ................................................................................
Overview                                                                  page 1
Growth Opportunities Series
   (formerly DelCap Series)                                                    1
 ................................................................................
How we manage the Series                                                  page 3
Our investment strategies                                                      3
The securities we typically invest in                                          3
The risks of investing in the Series                                           5
Investment manager                                                             6
Portfolio managers                                                             6
Fund administration (Who's who)                                                7

 ................................................................................
Important information about
   the Series                                                             page 8
Share classes                                                                  8
Purchase and redemption of shares                                              8
Valuation of shares                                                            8
Dividends, distributions and taxes                                             8
 ................................................................................
Financial highlights                                                      page 9

Overview: Growth Opportunities Series
   (formerly DelCap Series)

What are the Series' goals?
           Growth Opportunities Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.


What are the Series' main investment strategies? We invest primarily in common stocks of medium-sized companies. We consider medium-sized companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Series' investment. As of April 9, 2001, the company with the smallest market capitalization in the Russell Midcap Growth Index was approximately $12 million, and the company with the largest market capitalization was approximately $19 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the portfolio, we typically look for companies that have established themselves within their industry, but still have growth potential.


We use a bottom-up approach to select stocks, evaluating individual companies rather than trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps us to select stocks of companies that we think will provide high and consistent earnings growth with a reasonable level of risk.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Growth Opportunities Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, the Series invests in medium-size or small companies. These companies may involve greater risk due to their relatively smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of medium-sized, growth oriented companies.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

                                                   Growth Opportunities Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Growth Opportunities Series. We show how returns have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a ~12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 46.48% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.08% for the quarter ended December 31, 2000.

                                                       Year-by-year total return

1.99%   11.56%   -3.54%   29.53%   14.46%   14.90%   18.81%   62.94%   -8.52%

1992     1993     1994     1995     1996     1997     1998     1999     2000


                              Average annual returns for periods ending 12/31/00

                                 Growth Opportunities Series      Russell Midcap
                                       Standard Class              Growth Index
1 year                                   -8.52%                       -11.75%
5 years                                  18.42%                        17.77%
Since Inception (7/12/91)                14.65%                        16.30% (Since 7/31/91)

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the Russell Midcap Growth Index. Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book and higher forecasted growth value. These stocks are also members of the Russell 1000 Growth Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                   Growth Opportunities Series-2

How we manage the Series

Our investment strategies


We strive to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-size companies are generally considered to be those whose market capitalizations are included in the range represented by the Russell Midcap Growth Index.


Companies in the early stages of their development often offer the greatest opportunities for rising share prices. However, the smallest companies generally involve the most risk because they may have very limited resources, less management experience and narrower product lines. We believe that medium-size companies can provide many of the growth opportunities of small companies, but with less risk. Medium-size companies may be more established in their industry and have greater financial resources. Yet, they may still have the flexibility and growth potential of a smaller company.

We use a bottom-up approach to stock selection, carefully evaluating the characteristics of individual companies. We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our first step in identifying promising companies is to pinpoint stocks that exhibit one or more of the following characteristics:

o a history of high earnings-per-share growth;

o expectations for future earnings growth that are either high or accelerating;

o a price to earnings ratio that is low relative to other stocks--indicating that the stock might be undervalued;

o a discounted cash flow that is high relative to other stocks; or

o a special situation that has caused the stock to fall out of favor, but which we believe creates potential for even greater long-term price appreciation.

Once we have narrowed our search to companies with these characteristics, we then conduct even more thorough hands-on research, evaluating a wide variety of factors, including:

o the financial strength of the company;

o the expertise of its management;

o the growth potential of the company within its industry; and

o the growth potential of the industry.

Our goal is to select companies that are likely to perform well over an extended time frame.

In order to reduce the inherent risks of equity investing, we maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Growth Opportunities Series uses the same investment strategy as Delaware Growth Opportunities Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Generally, we invest 85% to 100% of net assets in common stock
in a corporation. Stockholders participate in the                    with an emphasis on medium-size companies.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates are issued         We may hold ADRs when we believe they offer greater
by a U.S. bank that represent the bank's holdings of a               appreciation potential than U.S. securities.
stated number of shares of a foreign corporation. An ADR
entitles the holder to all dividends and capital gains
earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------

                                                   Growth Opportunities Series-3

------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The Series
to an agreed upon interest rate. Repurchase agreements are           will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities: Restricted securities            We may invest up to 10% of net assets in illiquid securities.
are privately placed securities whose resale is restricted           For this Series, the 10% limit includes restricted securities
under securities law.                                                such as privately placed securities that are eligible for
                                                                     resale only among certain institutional buyers without
Illiquid securities are securities that do not have a ready          registration, which are commonly known as "Rule 144A
market, and cannot be easily sold within seven days at               Securities" and repurchase agreements with maturities of over
approximately the price that a series has valued them.               seven days.
------------------------------------------------------------------------------------------------------------------------------------
Options: Options represent a right to buy or sell a security         If we have stocks that appreciated in price, we may want to
or group of securities at an agreed upon price at a future           protect those gains when we anticipate adverse conditions. We
date. The purchaser of an option may or may not choose to go         might use options to neutralize the effect of any price
through with the transaction.                                        declines, without selling the security. We might also use
                                                                     options to gain exposure to a particular market segment without
Writing a covered call option on a security obligates the            purchasing individual securities in that segment. We might use
owner of the security to sell it at an agreed upon price on          this approach if we had excess cash that we wanted to invest
an agreed upon date (usually no more than nine months in the         quickly.
future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security          We might use covered call options if we believe that doing so
appreciates to a price greater than the agreed upon selling          would help the Series to meet its investment objective.
price, the fund would lose out on those gains.
                                                                     Use of these strategies can increase the operating costs of the
Options are generally considered to be derivative                    Series and can lead to loss of principal.
securities.
------------------------------------------------------------------------------------------------------------------------------------

Growth Opportunities Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Growth Opportunities Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Growth Opportunities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Growth Opportunities Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and corporate bonds rated BBB or above by a nationally recognized statistical rating organization (NRSRO). To the extent it holds these securities, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that Growth Opportunities Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.


                                                   Growth Opportunities Series-4

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Growth Opportunities Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                         How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------

Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on stocks
securities in a certain market-like the stock or bond                we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and though we may hold
confidence.                                                          securities for any amount of time, we typically do not trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of             We limit the amount of the Series' assets invested in any one
securities in a particular industry or the value of an               industry and in any individual security. We also follow a
individual stock or bond will decline because of changing            rigorous selection process before choosing securities and
expectations for the performance of that industry or for the         continuously monitor them while they remain in the portfolio.
individual company issuing the stock.
------------------------------------------------------------------------------------------------------------------------------------
Small- and medium-size company risk is the risk that prices          Though the Series may invest in small companies, our focus is
of smaller companies may be more volatile than larger                on medium-size companies. We believe medium-size companies, in
companies because of limited financial resources or                  general, are more stable than smaller companies and involve
dependence on narrow product lines.                                  less risk due to their larger size, greater experience and more extensive financial resources. Nonetheless, medium-size
                                                                     companies have many of the same risks as small companies and are considered to be riskier, in general, than largesize
                                                                     companies. To address this risk, the Series maintains a
                                                                     well-diversified portfolio, selects stocks carefully and
                                                                     monitors them continuously.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease         We analyze each company's financial situation and its cash flow
in value if interest rates rise. The risk is generally               to determine the company's ability to finance future expansion
associated with bonds; however, because small- and                   and operations. The potential affect that rising interest rates
medium-sized companies often borrow money to finance their           might have on a stock is taken into consideration before the
operations, they may be adversely affected by rising                 stock is purchased.
interest rates.
------------------------------------------------------------------------------------------------------------------------------------
Options risk is the possibility that a series may experience         We will not use options for speculative reasons. We may use
a loss if it employs an options strategy related to a                options to protect gains in the portfolio without actually
security or a market index and that security or index moves          selling a security. We may also use options to quickly invest
in the opposite direction from what the manager anticipated.         excess cash so that the portfolio is generally fully invested.
Options also involve additional expenses, which could reduce any benefit or increase any loss that a fund gains from
using the strategy.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be              We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign corporations indirectly through American
governmental seizures or nationalization of assets), changes         Depositary Receipts. When we do purchase ADRs, they are
in currency exchange rates, foreign economic conditions or           generally denominated in U.S. dollars and traded on a U.S.
inadequate regulatory and accounting standards. Foreign              exchange.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------


                                                   Growth Opportunities Series-5

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for Growth Opportunities Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was co-manager from June 1996 to March 1997.

Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Vice President/Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

                                                   Growth Opportunities Series-6

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                   Growth Opportunities Series-7

Important Information about the Series

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                   Growth Opportunities Series-8

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since ~May 1, 2000, the highlights shown for the full years 1996 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                         Service Class                                                                Standard Class
------------------------------------------------------------------------------------------------------------------------------------
                                                  Period
                                                5/1/00(1)
Growth Opportunities Series                      through                                   Year Ended 12/31
(formerly DelCap Series)                        12/31/00                  2000         1999        1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $28.020                 $28.550     $18.550     $17.270     $15.890      $15.130

Income (loss) from investment
   operations:

Net investment loss(2)                            (0.087)                 (0.106)     (0.055)     (0.026)     (0.010)      (0.015)

Net realized and unrealized gain
   (loss) on investments                          (3.953)                 (1.459)     11.055       2.901       2.260        2.030
                                                 -------                 -------     -------     -------     -------      -------
Total from investment operations                  (4.040)                 (1.565)     11.000       2.875       2.250        2.015
                                                 -------                 -------     -------     -------     -------      -------
Less dividends and distributions

Dividends from net investment income                  --                      --          --          --          --       (0.070)

Distributions from net realized gain
   on investments                                     --                  (2.995)     (1.000)     (1.595)     (0.870)      (1.185)
                                                 -------                 -------     -------     -------     -------      -------
Total dividends and distributions                     --                  (2.995)     (1.000)     (1.595)     (0.870)      (1.255)
                                                 -------                 -------     -------     -------     -------      -------
Net asset value, end of period                   $23.980                 $23.990     $28.550     $18.550     $17.270      $15.890
                                                 =======                 =======     =======     =======     =======      =======
Total return(3)                                  (14.42%)                 (8.52%)     62.94%      18.81%(4)   14.90%(4)    14.46%(4)

Ratios and supplemental data

Net assets, end of period (000 omitted)          $28,122                $180,008    $216,062    $130,548    $110,455      $79,900

Ratio of expenses to average net assets            0.99%                   0.84%       0.82%       0.80%       0.80%        0.80%

Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                        0.99%                   0.84%       0.82%       0.86%       0.87%        0.82%

Ratio of net investment loss
   to average net assets                          (0.47%)                 (0.36%)     (0.27%)     (0.16%)     (0.06%)      (0.11%)

Ratio of net investment loss to average
   net assets prior to expense limitation
   and expenses paid indirectly                   (0.47%)                 (0.36%)     (0.27%)     (0.22%)     (0.13%)      (0.13%)

Portfolio turnover                                  128%                    128%        132%        142%        134%          85%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the periods ended December 31, 1999 and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4) Total return reflects expense limitations in effect for the Series.


                                                   Growth Opportunities Series-9

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.



Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
Philadelphia o London
----------------------

DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia o London

Delaware Group
Premium Fund

High Yield Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the High Yield Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ................................................................................
Overview                                                   page 1
High Yield Series (formerly Delchester Series)                  1
 ................................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in the Series                            5
Investment manager                                              7
Portfolio managers                                              7
Fund administration (Who's who)                                 8

 ................................................................................
Important information about
   the Series                                              page 9
Share classes                                                   9
Purchase and redemption of shares                               9
Valuation of shares                                             9
Dividends, distributions and taxes                              9
 ................................................................................
Financial highlights                                      page 10

Overview: High Yield Series
          (formerly Delchester Series)

What are the Series' goals?
   High Yield Series seeks total return and, as a secondary objective, high current income. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another nationally recognized statistical rating organization (NRSRO). These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series also will invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series also may invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.

o Investors looking for a fixed-income investment that offers a combination of total return with high current income.

o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.


Who should not invest in the Series
o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.





                                                             High Yield Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in High Yield Series. We show how returns have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. On May 1, 2000, the Series' name was changed from Delchester Series to High Yield Series and the Series' investment objective changed from high current income to total return and, as a secondary objective, high current income.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 15.95% for the quarter ended March 31, 1991 and its lowest quarterly return was -7.20% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                                                       Year-by-year total return



37.54% 13.44%  16.36%  -2.87%  15.50%  12.79%  13.63%  -1.83%  -2.64%  -16.26%
--------------------------------------------------------------------------------
1991    1992    1993    1994    1995    1996    1997    1998    1999    2000


                              Average annual returns for periods ending 12/31/00

                   High Yield Series               Salamon Smith Barney Cash Pay
                     Standard Class                       High-Yield Index
   1 year               -16.26%                               -4.41%
   5 years                0.51%                                4.76%
   10 years               7.65%                               10.77%

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. The Salomon Smith Barney Cash Pay High-Yield Index includes a mix of non-investment grade corporate bonds that pay cash interest and it excludes both corporate bonds that pay deferred-interest and bankrupt bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.





                                                             High Yield Series-2

How we manage the Series

Our investment strategies

We invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Series' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Series may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

The Series strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. At least 65% of the Series' assets will be invested in corporate bonds rated at the time of purchase as BB or lower by S&P or similarly rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, that we judge to be of comparable quality. The Series also may invest in bonds of foreign issuers in pursuit of its objective.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a         The Series may invest without limit in high-yield corporate bonds.
corporation and rated lower than investment grade by an NRSRO    Typically, we invest in bonds rated BB or lower by S&P or, if
such as S&P or Moody's or, if unrated, that we believe are of    unrated, are of equivalent quality. We will not invest more than
comparable quality. These securities are considered to be of     15% of total assets in bonds which, at the time of purchase, are
poor standing and predominately speculative.                     rated CCC or, if unrated, are of equivalent quality. Also, we will not invest in bonds which, at the time of purchase, are rated below
                                                                 CCC or, if unrated, are of equivalent quality
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S. obligations including    The Series may invest without limit in U.S. government securities.
bills, notes, bonds and other debt securities issued by the      However, they will typically be a small percentage of the portfolio
U.S. Treasury or securities of U.S. government agencies or       because they generally do not offer as high a level of current
instrumentalities which are backed by the full faith and         income as high-yield corporate bonds.
credit of the United States.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government or corporate securities: Securities issued    The Series may invest up to 15% of its total assets in securities
by foreign governments or supranational entities or foreign      of issuers domiciled in foreign countries including both
corporations.                                                    established countries and those with emerging markets. When investing in these foreign securities, the Series may not invest
A supranational entity is an entity established or financially   more than two-thirds of that 15% amount (that is, 10% of total supported by the national governments of one or more countries.  assets) in any combination of non-dollar denominated securities and
The International Bank for Reconstruction and Development (more  emerging market securities.
commonly known as the World Bank) is one example of a
Supranational entity.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and payment-in-kind bonds: Zero                We may invest in zero coupon bonds and payment-in-kind bonds,
coupon securities are debt obligations which do not entitle      though we do not expect this to be a significant component of our
the holder to any periodic payments of interest prior to         strategy. The market prices of these bonds are generally more
maturity or a specified date when the securities begin paying    volatile than the market prices of securities that pay interest
current interest. Therefore, they are issued and traded at a     periodically and are likely to react to changes in interest rates
price lower than their face amounts or par value.                to a greater degree than interest-paying bonds having similar
Payment-in-kind bonds pay interest or dividends in the form      maturities and credit quality. They may have certain tax
of additional bonds or preferred stock.                          consequences which, under certain conditions, could be adverse to the Series.
------------------------------------------------------------------------------------------------------------------------------------





                                                             High Yield Series-3

------------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller       for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at     repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal     102% of the repurchase price. The Series will only enter into
to an agreed upon interest rate. Repurchase agreements are       repurchase agreements in which the collateral is U.S. government
often viewed as equivalent to cash.                              securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose         We may invest in privately placed securities, including those that
resale is restricted under securities law.                       are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule 144A
                                                                 Securities.

                                                                 Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready         We may invest up to 15% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other income-producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. The Series may also enter into options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, High Yield Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.




                                                             High Yield Series-4

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in High Yield Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                              Risks                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on bonds that
securities in a certain market--like the stock or bond           we believe will continue to pay interest regardless of interim
market--will decline in value because of factors such as         market fluctuations. We do not try to predict overall bond market
economic conditions, future expectations or investor             or interest rate movements and generally do not trade for
confidence.                                                      short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of         We limit the amount of the Series' assets invested in any one
securities in a particular industry or the value of an           industry and in any individual security. We also follow a rigorous
individual stock or bond will decline because of changing        selection process before choosing securities for the portfolio.
expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease     The Series is subject to interest rate risk. We cannot eliminate
in value if interest rates rise. The risk is greater for bonds   that risk, but we do strive to manage it by monitoring economic
with longer maturities than for those with shorter maturities.   conditions.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that there is the possibility that a     Our careful, credit-oriented bond selection and our commitment to
bond's issuer will be unable to make timely payments of          hold a diversified selection of high-yield bonds are designed to
interest and principal.                                          manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails      We will not purchase more than 15% of total assets in bonds which,
the risk of principal loss, which may be greater than the        at the time of purchase, are rated CCC by S&P or Caa by Moody's or,
risk involved in investment grade bonds. High-yield bonds are    if unrated, are of equivalent quality. If a bond held by the Series
sometimes issued by companies whose earnings at the time of      drops below this level or goes into default, the Series will begin
issuance are less than the projected debt service on the         to sell the security in an orderly manner, striving to minimize any
junk bonds.                                                      adverse affect on the Series.

If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely affected.
------------------------------------------------------------------------------------------------------------------------------------
Recession risk: Although the market for high-yield bonds         In striving to manage this risk, we allocate assets across a wide
existed through periods of economic downturns, the high-yield    range of industry sectors. We may emphasize industries that have
market grew rapidly during the long economic expansion which     been less susceptible to economic cycles in the past, particularly
took place in the United States during the 1980s. During that    if we believe that the economy may be entering into a period of
economic expansion, the use of high-yield debt securities to     slower growth.
finance highly leveraged corporate acquisitions and
restructurings increased dramatically. As a result, the
high-yield market grew substantially. Some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, adversely affect the value of
outstanding bonds and adversely affect the ability of
high-yield issuers to repay principal and interest.

It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of
high-yield bonds, an increase in the number of high-yield
bond defaults and corresponding volatility in a series' net
asset value. In the past, uncertainty and volatility in the
high-yield market have resulted in volatility in the Series'
net asset value.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be          We may invest up to 15% of total assets in securities of issuers
adversely affected by political instability, changes in          domiciled in foreign countries. When investing in these foreign
currency exchange rates, foreign economic conditions or          securities, the Series may not invest more than two-thirds of that
inadequate regulatory and accounting standards. These risks      15% amount (that is, 10% of total assets) in any combination of
are significantly higher for emerging markets securities.        non-dollar denominated securities and emerging markets securities.
Non-dollar denominated securities also carry the risk of         We carefully evaluate the reward and risk associated with each
adverse changes in foreign currency exchange rates.              foreign security that we consider.

Several European countries began participating in the European
Economic and Monetary Union, which has established a common
currency for participating countries. This currency is
commonly known as the "Euro." The long-term consequences of
the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by
the Series.
------------------------------------------------------------------------------------------------------------------------------------



                                                             High Yield Series-5

------------------------------------------------------------------------------------------------------------------------------------
                              Risks                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be      A less liquid secondary market may have an adverse effect on the
readily sold within seven days at approximately the price that   Series' ability to dispose of particular issues, when necessary, to
a series values them.                                            meet the Series' liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness
There is generally no established retail secondary market for    of the issuer. In striving to manage this risk, we evaluate the
high-yield securities. As a result, the secondary market for     size of a bond issuance as a way to anticipate its likely liquidity
high-yield securities is more limited and less liquid than       level.
other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when
the institutions, such as mutual funds and certain financial     We may invest only 15% of net assets in illiquid securities.
institutions, which dominate it temporarily stop buying bonds for regulatory, financial or other reasons.

Adverse publicity and investor perceptions may also disrupt
the secondary market for high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
Valuation risk: A less liquid secondary market as described      The Series' privately placed high-yield securities are particularly
above can make it more difficult for a series to obtain          susceptible to the liquidity and valuation risks. We will strive to
precise valuations of the high-yield securities in its           manage this risk by carefully evaluating individual bonds and by
portfolio. During periods of reduced liquidity, judgment         limiting the amount of the portfolio that can be allocated to
plays a greater role in valuing high-yield securities.           privately placed high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
Redemption risk: If investors redeem more shares of a series     Volatility in the high-yield market could increase redemption risk.
than are purchased for an extended period of time, a series      We strive to maintain a cash balance sufficient to meet any
may be required to sell securities without regard to the         redemptions. We may also borrow money, if necessary, to meet
investment merits of such actions. This could decrease a         redemptions.
series' asset base, potentially resulting in a higher
expense ratio.
------------------------------------------------------------------------------------------------------------------------------------
Legislative and regulatory risk: The United States Congress      We monitor the status of regulatory and legislative proposals to
has from time to time taken or considered legislative actions    evaluate any possible effects they might have on the Series'
that could adversely affect the high-yield bond market. For      portfolio.
example, Congressional legislation has, with some exceptions, generally prohibited federally insured savings and loan
institutions from investing in high-yield securities.
Regulatory actions have also affected the high-yield market.
Similar actions in the future could reduce liquidity for
high-yield issues, reduce the number of new high-yield
securities being issued and could make it more difficult for a series to attain its investment objective.
------------------------------------------------------------------------------------------------------------------------------------



                                                             High Yield Series-6

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

Portfolio managers
Peter C. Andersen has primary responsibility for making day-to-day investment decisions for High Yield Series. In making investment decisions for the Series, Mr. Andersen regularly consults with Jude T. Driscoll.

Peter C. Andersen, Vice President/Senior Portfolio Manager, earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor's degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the Physics Department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder. He has been participating in the management of the Series since September 18, 2000 and assumed primary responsibility for making day-to-day investment decisions for the Series on September 29, 2000.

Jude T. Driscoll, Executive Vice President/Head of Fixed Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.


                                                             High Yield Series-7

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                             High Yield Series-8

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                             High Yield Series-9

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the full years 1996 through 2000 are that of the Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.








                                               Service Class                                                   Standard Class
------------------------------------------------------------------------------------------------------------------------------------
                                                  Period
                                                 5/1/00(1)
High Yield Series                                 through                                Year Ended 12/31
(formerly Delchester Series)                     12/31/00           2000         1999          1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $6.690          $7.420        $8.460        $9.510       $9.170       $8.940
Income (loss) from investment
   operations:
Net investment income(2)                           0.474           0.722         0.781         0.906        0.863        0.853
Net realized and unrealized gain (loss)
   on investments                                 (1.164)         (1.896)       (0.987)       (1.048)       0.332        0.230
                                                  ------          ------        ------        ------       ------       ------
Total from investment operations                  (0.690)         (1.174)       (0.206)       (0.142)       1.195        1.083
                                                  ------          ------        ------        ------       ------       ------
Less dividends and distributions
Dividends from net investment income                  --          (0.246)       (0.784)       (0.905)      (0.855)      (0.853)
Distributions from net realized gain
   on investments                                     --              --        (0.050)       (0.003)          --           --
                                                  ------          ------        ------        ------       ------       ------
Total dividends and distributions                     --          (0.246)       (0.834)       (0.908)      (0.855)      (0.853)
                                                  ------          ------        ------        ------       ------       ------
Net asset value, end of period                    $6.000          $6.000        $7.420        $8.460       $9.510       $9.170
                                                  ======          ======        ======        ======       ======       ======
Total return(3)                                  (10.31%)        (16.26%)       (2.64%)       (1.83%)      13.63%       12.79%
Ratios and supplemental data
Net assets, end of period (000 omitted)             $850         $59,441      $102,633      $120,708      $98,875      $67,665
Ratio of expenses to average net assets            0.93%           0.77%         0.72%         0.70%        0.70%        0.70%
Ratio of net investment income to
   average net assets                             11.00%          10.80%         9.75%         9.85%        9.24%        9.54%
Portfolio turnover                                  226%            226%          110%           86%         121%          93%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                                                            High Yield Series-10

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.














Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London

Delaware Group
Premium Fund

International Equity Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the International Equity Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ................................................................................
Overview                                                                  page 1
International Equity Series                                                    1

 ................................................................................
How we manage the Series                                                  page 3
Our investment strategies                                                      3
The securities we typically invest in                                          3
The risks of investing in the Series                                           5
Investment manager                                                             6
Portfolio managers                                                             6
Fund administration (Who's who)                                                7

 ................................................................................
Important information about the Series                                    page 8
Share classes                                                                  8
Purchase and redemption of shares                                              8
Valuation of shares                                                            8
Dividends, distributions and taxes                                             8

 ................................................................................
Financial highlights                                                      page 9

Overview: International Equity Series

What are the Series' goals?
     The International Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in foreign equity securities that provide the potential for capital appreciation and income. At least 80% of the Series' total assets will be invested in equity securities of issuers from at least three foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.

In selecting investments for the Series:

o We strive to identify well-managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o We consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation in order to compare the value of different stocks. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for a portfolio of equity securities from foreign countries.

o Investors seeking a measure of capital appreciation and income.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to accept the risks of investing in foreign securities.

o Investors looking for an investment that provides a high level of income.

                                                   International Equity Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in International Equity Series. We show how returns have varied over the past eight calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 14.44% for the quarter ended December 31, 1998 and its lowest quarterly return was -14.24% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

15.97%     2.57%    13.98%    20.03%    6.60%     10.33%    15.76%     0.53%
--------------------------------------------------------------------------------
 1993      1994      1995      1996      1997      1998      1999      2000


                              Average annual returns for periods ending 12/31/00

                       International Equity Series     Morgan Stanley Capital
                             Standard Class           International EAFE Index
1 year                             0.53%                     -13.96%
5 years                           10.44%                       7.43%
Since inception (10/29/92)        10.33%                       8.96% (Since 10/31/92)

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on 20 exchanges in Europe, Australia and the Far East, weighted by capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                   International Equity Series-2

How we manage the Series

Our investment strategies

International Equity Series seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, New Zealand, Spain and the United Kingdom. This is a representative list; the Series may also invest in countries not listed here. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

We generally maintain a long-term focus in the Series, seeking companies that we believe will perform well over the next three to five years.

International Equity Series uses the same investment strategy as Delaware International Equity Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                             How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         The Series will invest its assets in common stocks, some of
in a corporation. Stockholders participate in the                    which will be dividend-paying stocks.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some countries,                    The Series may hold closed-end investment company securities if
investments by U.S. mutual funds are generally made by               we believe the country offers good investment opportunities.
purchasing shares of investment companies that in turn               These investments involve an indirect payment of a portion of
invest in the securities of such countries.                          the expenses of the other investment companies, including their
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward foreign currency            The Series may invest in securities issued in any currency and
exchange contract involves an obligation to purchase or sell         hold foreign currency. Securities of issuers within a given
a specific currency on a fixed future date at a price that           country may be denominated in the currency of another country
is set at the time of the contract. The future date may be           or in multinational currency units such as the Euro.
any number of days from the date of the contract as agreed
by the parties involved.                                             Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. The
                                                                     Series may conduct its foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                     The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward
                                                                     contracts if it has agreed to sell a security and wants to
                                                                     "lock-in" the price of that security, in terms of U.S. dollars.
                                                                     Investors should be aware of the costs of currency conversion.
                                                                     The Series will not use forward contracts for speculative
                                                                     purposes.
------------------------------------------------------------------------------------------------------------------------------------

                                                   International Equity Series-3

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                             How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs), European Depositary             The Series may invest in sponsored and unsponsored ADRs, EDRs
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs         and GDRs, generally focusing on those whose underlying
are receipts issued by a U.S. depositary (usually a U.S.             securities are issued by foreign entities.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust                To determine whether to purchase a security in a foreign market
company or a foreign branch of a U.S. bank). Depositary              or through depositary receipts, we evaluate the price levels,
receipts represent an ownership interest in an underlying            the transaction costs, taxes and administrative costs involved
security that is held by the depositary. Generally, the              with each security to identify the most efficient choice.
holder of the depositary receipt is entitled to all payments of interest, dividends or capital gains that are made on the underlying security.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including those
resale is restricted under securities law.                           that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                     144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at               including repurchase agreements with maturities of over seven
approximately the price that a series has valued them.               days.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The Series
to an agreed upon interest rate. Repurchase agreements are           may enter into repurchase agreements in which the collateral is
often viewed as equivalent to cash.                                  any security in which it may invest, but normally uses U.S.
                                                                     government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred stocks, convertible securities, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities International Equity Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks International Equity Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, International Equity Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that International Equity Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

                                                   International Equity Series-4

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in International Equity Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.



------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on stocks
securities in a certain market--like the stock or bond               we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor                 portion of the Series' portfolio should be invested in any
confidence.                                                          individual country, we evaluate a variety of factors, including opportunities and risks relative to other countries.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of             We typically hold a number of different securities in a variety
securities in a particular industry or the value of an               of sectors in order to minimize the impact that a poorly
individual stock or bond will decline because of changing            performing security would have on the Series.
expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of the Series'              The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign         foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates           purchase or sell foreign securities at a pre-set price on a
may reduce or eliminate any gains produced by investments            future date, the Series attempts to protect the value of a
that are denominated in foreign currencies and may increase          security it owns from future changes in currency rates. If the
any losses.                                                          Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in" the
Several European countries began participating in the                security's price in terms of U.S. dollars or another applicable
European Economic and Monetary Union, which has established          currency. The Series may use forward currency exchange
a common currency for participating countries. This currency         contracts only for defensive or protective measures, not to
is commonly known as the "Euro." The long-term consequences          enhance portfolio returns. However, there is no assurance that
of the Euro conversion for foreign exchange rates, interest          such a strategy will be successful.
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or the entire              We evaluate the political situations in the countries where we
region where we invest may experience political instability.         invest and take into account any potential risks before we
This may cause greater fluctuation in the value and                  select securities for the portfolio. However, there is no way
liquidity of our investments due to changes in currency              to eliminate political risk when investing internationally.
exchange rates, governmental seizures or nationalization of
assets.
------------------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that the risks              The Series, to the limited extent that it invests in emerging
associated with international investing will be greater in           markets, is subject to the risk. If we were to invest in
emerging markets than in more developed foreign markets              emerging markets, we would carefully select securities and
because, among other things, emerging markets may have less          consider all relevant risks associated with an individual
stable political and economic environments.                          company.
------------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that foreign markets may         The Series will attempt to reduce these risks by investing in a
be less liquid, have greater price volatility, less                  number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.           economy, industries and financial markets.
------------------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign companies may be           We conduct fundamental research on the companies we invest in
subject to different accounting, auditing and financial              rather than relying solely on information available through
reporting standards than U.S. companies. There may be less           financial reporting. We believe this will help us to better
information available about foreign issuers than domestic            uncover any potential weaknesses in individual companies.
issuers. Furthermore, regulatory oversight of foreign
issuers may be less stringent or less consistently applied
than in the United States.
------------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk: Costs of buying, selling and holding         We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody             efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
------------------------------------------------------------------------------------------------------------------------------------



                                                   International Equity Series-5

Investment manager
The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.78% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers
Clive A. Gillmore and Nigel G. May have primary responsibility for making day-to-day investment decisions for the International Equity Series. In making investment decisions for the Series, Mr. Gillmore and Mr. May regularly consult with Emma R.E. Lewis and with a fourteen-member international equity team.

Clive A. Gillmore, Deputy Managing Director/Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing the Series since its inception.

Nigel G. May, Director/Senior Portfolio Manager/Regional Research Director of Delaware International Advisers Ltd., joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International Advisers in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

Emma R.E. Lewis, Portfolio Manager of Delaware International Advisers Ltd., is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International Advisers in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research.

                                                   International Equity Series-6

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2000, Delaware International Advisers and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                   International Equity Series-7

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the portfolio securities of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                   International Equity Series-8

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the full years 1996 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                          Service Class                                               Standard Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Period
                                                              5/1/00(1)
                                                               through                       Year Ended 12/31
International Equity Series                                   12/31/00      2000         1999        1998         1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.780     $18.630      $16.480     $15.520      $15.110     $13.120
Income from investment operations:
Net investment income(2)                                        0.270       0.387        0.371       0.386        0.359       0.557
Net realized and unrealized gain (loss) on
  investments and foreign currencies                            0.880      (0.340)       2.161       1.169        0.596       1.966
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                1.150       0.047        2.532       1.555        0.955       2.523
                                                              -------     -------      -------     -------      -------     -------
Less dividends and distributions
Dividends from net investment income                               --      (0.405)      (0.356)     (0.595)      (0.545)     (0.420)
Distributions from net realized
  gain on investments                                              --      (0.332)      (0.026)         --           --      (0.113)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                                  --      (0.737)      (0.382)     (0.595)      (0.545)     (0.533)
                                                              -------     -------      -------     -------      -------     -------
Net asset value, end of period                                $17.930     $17.940      $18.630     $16.480      $15.520     $15.110
                                                              =======     =======      =======     =======      =======     =======
Total return(3)                                                 6.85%       0.53%       15.76%      10.33%        6.60%      20.03%
Ratios and supplemental data
Net assets, end of period (000 omitted)                            $5    $270,167     $304,060    $243,536     $198,863    $131,428
Ratio of expenses to average net assets                         1.09%       0.95%        0.92%       0.87%        0.85%       0.80%
Ratio of expenses to average net assets prior
  to expense limitation and expenses paid indirectly            1.17%       1.02%        0.94%       0.88%        0.90%       0.91%
Ratio of net investment income to average net assets            2.34%       2.24%        2.16%       2.41%        2.28%       4.71%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      2.26%       2.17%        2.14%       2.40%        2.23%       4.60%
Portfolio turnover                                                 9%          9%           9%          5%           7%          8%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the periods ended December 31, 1997, 1998, 1999 and 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                   International Equity Series-9

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.








Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

REIT Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the REIT Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents
---------------------------------------------
Overview                               page 1
REIT Series                                 1
---------------------------------------------
How we manage the Series               page 3
Our investment strategies                   3
The securities we typically invest in       3
The risks of investing in the Series        5
Investment manager and sub-adviser          7
Portfolio managers                          7
Fund administration (Who's who)             8
---------------------------------------------

Important information about
  the Series                           page 9
Share classes                               9
Purchase and redemption of shares           9
Valuation of shares                         9
Dividends, distributions and taxes          9
---------------------------------------------
Financial highlights                  page 10

Overview: REIT Series

What are the Series' goals?
         The REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? REIT Series invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, we will invest at least 80% of the Series' total assets in equity securities of real estate investment trusts (REITs).

In managing the REIT Series, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for management teams that:

o retain a substantial portion of the properties' cash flow;

o effectively use capital to expand;

o have a strong ability to raise rents; and

o can create a franchise value for the REIT.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities held by the Series.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Series holds real estate directly as a result of defaults or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs we hold use floating rate debt to finance their ongoing operations.

REIT Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. That means the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors seeking a high level of total return.

o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

Who should not invest in the Series

o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

                                                                   REIT Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in REIT Series. We show how returns have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 12.98% for the quarter ended June 30, 2000 and its lowest quarterly return was -7.47% for the quarter ended September 30, 1999.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

                      -2.61%            31.33%
--------------------------------------------------------------------------------
                       1999              2000

                              Average annual returns for periods ending 12/31/00

                                         REIT Series    NAREIT Equity
                                       Standard Class    REIT Index
1 year                                     31.33%         26.37%
Since inception (5/4/98)                    5.85%          1.52% (Since 4/30/98)

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                                   REIT Series-2

How we manage the Series

Our investment strategies

The REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 80% of the Series' total assets will be invested in equity securities of REITs. The Series may also invest in equity securities of real estate industry operating companies, known as REOCs.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objectives.

REIT Series uses the same investment strategy as Delaware REIT Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.



The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                             How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts: A company, usually traded          We may invest without limit in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs
invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have
appreciated in value. Mortgage REITs invest the majority of
their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs
indirectly through the Series, a shareholder bears a
proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.
------------------------------------------------------------------------------------------------------------------------------------
Real estate industry operating companies: We consider a REOC      We may invest in equity securities of REOCs that meet the
to be a company that derives at least 50% of its gross            criteria described to the left..
revenues or net profits from:

o ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or

o products or services related to the real estate industry,
  such as building supplies or mortgage servicing.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   REIT Series-3

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                             How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities and American Depositary Receipts (ADRs):       The Series' investments may from time to time include
Securities of foreign entities issued directly or, in the case    sponsored or unsponsored American Depositary Receipts that are
of American Depositary Receipts, through a U.S. bank. ADRs        actively traded in the United States.
represent the bank's holdings of a stated number of shares of
a foreign corporation. An ADR entitles the holder to all          We may invest up to 10% of the Series' assets in foreign
dividends and capital gains earned by the underlying foreign      securities (not including ADRs).
shares. ADRs are bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or sell     If we have stocks that appreciated in price, we may want to
a security or group of securities at an agreed upon price at a    protect those gains when we anticipate adverse conditions. We
future date. The purchaser of an option may or may not choose     might use options or futures to neutralize the effect of any
to go through with the transaction.                               price declines, without selling the security. We might also use options or future to gain exposure to a particular market
Writing a covered call option on a security obligates the         segment without purchasing individual securities in that
owner of the security to sell it at an agreed upon price on an    segment. We might use this approach if we had excess cash that
agreed upon date (usually no more than nine months in the         we wanted to invest quickly.
future.) The owner of the security receives a premium payment
from the purchaser of the call, but if the security               We might use covered call options if we believe that doing so
appreciates to a price greater than the agreed upon selling       would help the Series to meet its investment objective.
price, the Series would lose out on those gains.
                                                                  Use of these strategies can increase the operating costs of
Futures contracts are agreements for the purchase or sale of      the Series and can lead to loss of principal.
securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is
sold before the settlement date.

Options and futures are generally considered to be derivative securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller        investment for our cash position. In order to enter into
agrees to buy the securities back within a specified time at      repurchase agreements, the Series must have collateral of at
the same price the buyer paid for them, plus an amount equal      least 102% of the repurchase price. Except when we believe a
to an agreed upon interest rate. Repurchase agreements are        temporary defensive approach is appropriate, the Series will
often viewed as equivalent to cash.                               not hold more than 5% of its total assets in cash or other short-term investments. All short-term investments will be rated AAA by S&P or Aaa by Moody's or if unrated, be of
                                                                  comparable quality, based on our evaluation. The Series will only enter into repurchase agreements in which the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose          We may invest in privately placed securities, including those
resale is restricted under securities law.                        that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                  144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready          We may invest up to 15% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at            including repurchase agreements with maturities of over seven
approximately the price that the Series has valued them.          days.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   REIT Series-4

The REIT Series may also invest in other securities including convertible securities including enhanced convertible securities as well as, rights and warrants to purchase common stock, preferred stocks, mortgage-backed securities, U.S. government securities and zero coupon bonds. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Series being unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, REIT Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in REIT Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                              Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond            securities we believe can appreciate over an extended time
market--will decline in value becauseof factors such as           frame regardless of interim market fluctuations. We do not try
economic conditions, future expectations or investor              to predict overall market movements and generally do not trade
confidence.                                                       for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          In the Series we hold a number of different individual
securities in a particular industry or the value of an            securities, seeking to manage security risk. However, we do
individual stock or bond will decline because of changing         concentrate in the real estate industry. As a consequence, the
expectations for the performance of that industry or for the      share price of the Series may fluctuate in response to factors
individual company issuing the stock or bond.                     affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries. The
                                                                  Series may be more susceptible to any single economic,
                                                                  political or regulatory occurrence affecting the real estate industry.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   REIT Series-5

------------------------------------------------------------------------------------------------------------------------------------
                              Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease      The Series is subject to interest rate risk. If the Series
in value if interest rates rise and conversely rise in value      invests in real estate investment trusts that hold fixed rate
when interest rates fall.                                         obligations, we would expect the value of those trusts to
                                                                  decrease if interest rates rise and increase if interest rates decline. However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate obligations. We strive to manage this risk by monitoring interest rates and
                                                                  evaluating their potential impact on securities already in the portfolio or those we are considering for purchase.
------------------------------------------------------------------------------------------------------------------------------------
Real estate industry risks include among others:                  Since the Series invests principally in REITs, it is subject to the risks associated with the real estate industry. We will
o possible declines in the value of real estate;                  strive to manage these risks through careful selection of
                                                                  individual REIT securities; however, investors should
o risks related to economic conditions;                           carefully consider these risks before investing in the Series.

o possible shortage of mortgage funds;

o overbuilding and extended vacancies;

o increased competition;

o changes in property taxes, operating expenses or zoning laws;

o costs of environmental clean-up, or damages from natural disasters;

o limitations or fluctuations in rent payments;

o cash flow fluctuations; and

o defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue
Code and/or failing to qualify for an exemption from
registration as an investment company under the Investment
Company Act of 1940.
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified funds risk: Non-diversified investment            The Series is a non-diversified fund and subject to this risk.
companies have the flexibility to invest as much as 50% of        Nevertheless, we typically hold securities from a variety of
their assets in as few as two issuers with no single issuer       different issuers, representing different sectors of the real
accounting for more than 25% of the portfolio. The remaining      estate industry. We also perform extensive analysis on all
50% of the portfolio must be diversified so that no more than     securities. We are particularly diligent in reviewing
5% of a series' assets is invested in the securities of a         securities that represent a larger percentage of portfolio
single issuer. Because a non-diversified fund may invest its      assets.
assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be           We may invest up to 10% of the Series' total assets in foreign
adversely affected by political instability (including            securities; however we typically invest only a small portion
governmental seizures or nationalization of assets), changes      of assets in foreign securities, so this is not expected to be
in currency exchange rates, foreign economic conditions or        a major risk to the Series.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have greater price volatility, less regulation and higher transaction costs than U.S. markets.

Several European countries began participating in the European
Economic and Monetary Union, which has established a common
currency for participating countries. This currency is
commonly known as the "Euro." The long-term consequences of
the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the
Series.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   REIT Series-6

------------------------------------------------------------------------------------------------------------------------------------
                              Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a series may     The Series may use futures contracts and options on futures
experience a loss if it employs an options or futures strategy    contracts, as well as options on securities for hedging
related to a security or a market index and that security or      purposes. We limit the amount of the Series' assets that may
index moves in the opposite direction from what the manager       be committed to these strategies.
anticipated. Futures and options also involve additional
expenses, which could reduce any benefit or increase any loss that the series gains from using the strategy.

Options and futures contracts on foreign currencies, and
forward contracts, entail particular risks related to
conditions affecting the underlying currency.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager and sub-adviser
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. As of January 1, 2001, management of Lincoln Investment Management, Inc. ("LIM") was consolidated into Delaware and LIM's investment personnel were integrated with those of Delaware. The investment professionals at LIM who served the Series are joining Delaware and will continue to provide services to the Series. As a result of the consolidation and integration, LIM no longer serves as sub-adviser to the Series. For its services to the Series, Delaware Management Company was paid 0.57% of average daily net assets for the last fiscal year (reflecting a waiver of fees by the manager), out of which Delaware Management Company paid LIM in its capacity as sub-adviser 0.16%.

Portfolio managers

Thomas J. Trotman and Damon J. Andres have primary responsibility for making day-to-day investment decisions for the REIT Series. Mr. Trotman and Mr. Andres have been on the Series' investment management team since 1998.

Thomas J. Trotman, Vice President/Portfolio Manager, earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder.

Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.

                                                                   REIT Series-7

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                                   REIT Series-8

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.


Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.


Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                                   REIT Series-9

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the period ended December 1998 and the full years 1999 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                          Service Class                      Standard Class
-----------------------------------------------------------------------------------------------------------
                                                               Period                              Period
                                                              5/1/00(1)                           5/4/98(1)
                                                               through      Year Ended 12/31       through
REIT Series                                                   12/31/00     2000          1999      12/31/98
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.180     $ 8.670      $ 9.100     $10.000
Income (loss) from investment operations:
Net investment income(2)                                        0.389       0.532        0.334       0.217
Net realized and unrealized gain (loss)
  on investments                                                1.451       2.100       (0.574)     (1.117)
                                                              -------     -------      -------     -------
Total from investment operations                                1.840       2.632       (0.240)     (0.900)
                                                              -------     -------      -------     -------
Less dividends:
Dividends from net investment income                               --      (0.282)      (0.190)         --
                                                              -------     -------      -------     -------
Total dividends                                                    --      (0.282)      (0.190)         --
                                                              -------     -------      -------     -------
Net asset value, end of period                                $11.020     $11.020       $8.670     $ 9.100
                                                              =======     =======      =======     =======
Total return(3)                                                20.04%      31.33%       (2.61%)     (9.00%)
Ratios and supplemental data
Net assets, end of period (000 omitted)                        $2,501     $57,664      $11,624      $5,562
Ratio of expenses to average net assets                         1.00%       0.85%        0.85%       0.85%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                                      1.21%        1.03%       0.96%        1.02%
Ratio of net investment income
  to average net assets                                         5.69%       5.63%        5.65%       6.42%
Ratio of net investment income to
  average net assets prior to expense
  limitation and expenses paid indirectly                       5.48%       5.45%        5.54%       6.25%
Portfolio turnover                                                31%         31%          33%         39%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the periods ended December 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                                  REIT Series-10

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.




Investment Company Act File No. 811-5162



DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London

Delaware Group
Premium Fund

Select Growth Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Select Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 .................................................................
Overview                                                   page 1
Select Growth Series
 (formerly Aggressive Growth Series)                            1

 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in the Series                            4
Investment manager                                              5
Portfolio managers                                              5
Fund administration (Who's who)                                 6

 .................................................................
Important information about the Series                     page 7
Share classes                                                   7
Purchase and redemption of shares                               7
Valuation of shares                                             7
Dividends, distributions and taxes                              7

 .................................................................
Financial highlights                                       page 8

Overview: Select Growth Series

          (formerly Aggressive Growth Series)

What are the Series' goals?
     Select Growth Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price to earnings ratio and cash flows. We consider companies of any size larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. The Series may be subject to greater investment risk than assumed by other funds because the companies the Series invests in, especially those that are smaller or newer, are subject to greater changes in earnings and business prospects than companies with more established earnings patterns. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.


o Investors seeking exposure to capital appreciation opportunities across a broad range of industry sectors and company sizes.



Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

                                                          Select Growth Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Select Growth Series. We show the return for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the period illustrated in this bar chart, Standard Class' highest quarterly return was 13.71% for the quarter ended March 31, 2000 and its lowest quarterly return was -27.69% for the quarter ended December 31, 2000.

--------------------------------------------------------------------------------
                                                                    Total return

                                    -22.46%
--------------------------------------------------------------------------------
                                      2000

                              Average annual returns for periods ending 12/31/00

                                      Select Growth      S&P 500 Composite Stock
                                         Series                 Price Index

1 year                                   -22.46%                  -9.10%
Since inception (5/3/99)                   6.33%                   0.53%


Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent the performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.



                                                          Select Growth Series-2

How we manage the Series

Our investment strategies

We strive to identify companies that offer the potential for long-term capital appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:

o a history of high growth in earnings-per-share;

o projections for high future growth or acceleration in earnings-per-share;

o a price-to-earnings ratio that is low relative to other stocks; and

o discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how strictly the company's financial and accounting policies are maintained.

Analyzing these various characteristics provides insight into the outlook for the company, and helps us identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

Select Growth Series uses the same investment strategy as Delaware Select Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                             How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Select Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         We invest at least 65% of the Series' total assets in equity
in a corporation. Stockholders participate in the                    securities (including common stocks and convertible
corporation's profits and losses, proportionate to the               securities). Generally, however, we invest 90% to 100% of net
number of shares they own.                                           assets in common stock. We may invest in companies of any size greater than $300 million in market capitalization.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The Series
to an agreed upon interest rate. Repurchase agreements are           will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including those
resale is restricted under securities law.                           that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                     144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at               including repurchase agreements with maturities of over seven
approximately the price that a series has valued them.               days.
------------------------------------------------------------------------------------------------------------------------------------

Select Growth Series may also invest in other securities including preferred stocks, warrants, rights, futures, options, debt securities of government or corporate issuers or investment company securities. Select Growth Series may invest up to 10% of its net assets in foreign securities (including American Depositary Receipts); however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.


                                                          Select Growth Series-3

Lending securities Select Growth Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Select Growth Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not purchase new securities if borrowing exceeds 5% of net assets.

Temporary defensive positions For temporary defensive purposes, Select Growth Series may hold all of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to meet its investment objective. We anticipate that Select Growth Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.


The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Select Growth Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.



------------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Select Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on stocks
securities in a certain market--like the stock or bond               we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and though we may hold
confidence.                                                          securities for any amount of time, we typically do not trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of             We limit the amount of the Series' assets invested in any one
securities in a particular industry or the value of an               industry and in any individual security. We also follow a
individual stock or bond will decline because of changing            rigorous selection process before choosing securities and
expectations for the performance of that industry or for the         continuously monitor them while they remain in the portfolio.
individual company issuing the stock.
------------------------------------------------------------------------------------------------------------------------------------
Company size risk is the risk that prices of small and               The Series seeks opportunities among companies of all sizes.
medium-size companies may be more volatile than larger               Because its portfolio does not concentrate specifically on
companies because of limited financial resources or                  small or medium-size companies, this risk may be balanced by
dependence on narrow product lines.                                  our holdings of large companies.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease         We analyze each company's financial situation and its cash flow
in value if interest rates rise. The risk is generally               to determine the company's ability to finance future expansion
associated with bonds; however, because small and                    and operations. The potential affect that rising interest rates
medium-size companies often borrow money to finance their            might have on a stock is taken into consideration before the
operations, they may be adversely affected by rising                 stock is purchased.
interest rates.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

                                                          Select Growth Series-4

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.68% of average daily net assets for the last fiscal year.

Portfolio managers
Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Select Growth Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Vice President/Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

                                                          Select Growth Series-5

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers " for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.


                                                          Select Growth Series-6

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                          Select Growth Series-7

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the period ended 12/31/99 and for the full year ended 12/31/00 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


                                             Service Class                                       Standard Class
----------------------------------------------------------------------------------------------------------------
                                                  Period                                               Period
                                                 5/1/00(1)                                            5/3/99(1)
Select Growth Series                             through                  Year Ended                  through
(formerly Aggressive Growth Series)              12/31/00                   12/31/00                  12/31/99
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $13,160                    $14.300                    $10.000
Income (loss) from investment operations:
Net investment income (loss)(2)                   (0.043)                    (0.040)                     0.011
Net realized and unrealized gain
  (loss) on investments                           (2.237)                    (3.078)                     4.289
                                                 -------                    -------                    -------
Total from investment operations                  (2.280)                    (3.118)                     4.300
                                                 -------                    -------                    -------
Less dividends and distributions:
Dividends from net investment income                  --                     (0.007)                        --
Distributions from net realized gain
  on investments                                      --                     (0.285)                        --
                                                 -------                    -------                    -------
Total dividends and distributions                     --                     (0.292)                        --
                                                 -------                    -------                    -------
Net asset value, end of period                   $10.880                    $10.890                    $14.300
                                                 =======                    =======                    =======
Total return(3)                                  (17.33%)                   (22.46%)                    42.90%

Ratios and supplemental data
Net assets, end of period (000 omitted)          $16,916                    $80,443                    $53,529
Ratio of expenses to average net assets            0.99%                      0.82%                      0.80%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                         1.06%                      0.89%                      0.81%
Ratio of net investment income
  (loss) to average net assets                    (0.48%)                    (0.30%)                     0.32%
Ratio of net investment income (loss) to
  average net assets prior to expense
  limitation and expenses paid indirectly         (0.55%)                    (0.37%)                     0.29%
Portfolio turnover                                  158%                       158%                       174%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the periods ended December 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.


                                                          Select Growth Series-8

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.







Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
===================
Philadelphia o London

Delaware Group
Premium Fund

Small Cap Value Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Small Cap Value Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ............................................................
Overview                                              page 1
Small Cap Value Series                                     1
 ............................................................
How we manage the Series                              page 3
Our investment strategies                                  3
The securities we typically invest in                      3
The risks of investing in the Series                       5
Investment manager                                         5
Portfolio managers                                         5
Fund administration (Who's who)                            6
 ............................................................
Important information about
   the Series                                         page 7
Share classes                                              7
Purchase and redemption of shares                          7
Valuation of shares                                        7
Dividends, distributions and taxes                         7
 ............................................................
Financial highlights                                  page 8

Overview: Small Cap Value Series

What are the Series' goals?

     Small Cap Value Series seeks capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company, which might suggest a more favorable outlook going forward.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that the Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

--------------------------------------------------------------------------------
How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in Small Cap Value Series. We show how returns have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 15.29% for the quarter ended June 30, 1997 and its lowest quarterly return was -16.13% for the quarter ended September 30, 1998.


                                                       Year-by-year total return

         0.78%    23.85%   22.55%   32.91%   -4.79%  -4.86%   18.18%
--------------------------------------------------------------------------------
         1994     1995     1996     1997     1998    1999     2000


                              Average annual returns for periods ending 12/31/00


                                          Small Cap Value        Russell 2000
                                       Series Standard Class     Value Index

         1 year                               18.18%               22.83%
         5 years                              11.76%               12.60%
         Since inception (12/27/93)           12.06%               12.50%

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.



                                                        Small Cap Value Series-2

How we manage the Series

Our investment strategies

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not appear to accurately reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 80% of the Series' net assets will be invested in the common stocks of small cap companies, those having a market capitalization generally less than $1.5 billion at the time of purchase. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cash flow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.


Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks representing a wide array of industries.


Small Cap Value Series uses the same investment strategy as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.



------------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Small Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          Under normal market conditions, we will hold at least 80% of
in a corporation. Stockholders participate in the                     the Series' net assets in common stock of small companies
corporation's profits and losses, proportionate to the                that we believe are selling for less than their true value.
number of shares they own.                                            Generally, we invest 90% to 100% of net assets in these
                                                                      stocks.
------------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts: A company, usually traded              The Series is permitted to invest in REITs and would
publicly, that manages a portfolio of real estate to earn             typically do so when this sector or companies within the
profits for shareholders.                                             sector appeared to offer opportunities for price
                                                                      appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 10%
                                                                      limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities.
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

                                                        Small Cap Value Series-3

Small Cap Value Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Small Cap Value Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Small Cap Value Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Small Cap Value Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds rated A or above by a nationally recognized statistical rating organization (NRSRO) and cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Small Cap Value Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

                                                        Small Cap Value Series-4

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Small Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                               Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Small Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and generally do not
confidence.                                                           trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of              We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the          continuously monitor them while they remain in the
individual company issuing the stock.                                 portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of smaller                 The Series maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because          stocks carefully and monitors them continuously. And,
of limited financial resources or dependence on narrow                because we focus on stocks that are already selling at
product lines                                                         relatively low prices, we believe we may experience less
                                                                      price volatility than small cap funds that do not use a
                                                                      value-oriented strategy.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease          We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                flow to determine the company's ability to finance future
associated with bonds; however, because smaller companies             expansion and operations. The potential effect that rising
often borrow money to finance their operations, they may be           interest rates might have on a stock is taken into
adversely affected by rising interest rates.                          consideration before the stock is purchased.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.71% of average daily net assets for the last fiscal year.

Portfolio managers
Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Small Cap Value Series. In making investment decisions for the Series, Mr. Beck consults with Andrea Giles.

Christopher S. Beck, Vice President/Senior Portfolio Manager, has 19 years of investment experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. Mr. Beck holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been managing the Small Cap Value Series since May 1997.

Andrea Giles, Vice President/Portfolio Manager, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

                                                        Small Cap Value Series-5

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103 Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street,
Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                        Small Cap Value Series-6

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.


Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                        Small Cap Value Series-7

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the full years 1996 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


Small Cap Value Series

                                                      Service Class                            Standard Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Period
                                                        5/1/00(1)
                                                         through                               Year Ended 12/31
                                                        12/31/00               2000       1999      1998         1997      1996
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $14.860              $15.360    $16.450   $17.920     $14.500    $12.470
Income (loss) from investment
  operations:
Net investment income(2)                                   0.124                0.182      0.182     0.196       0.122      0.112
Net realized and unrealized gain (loss)
  on investments                                           2.666                2.524     (0.997)   (1.036)      4.338      2.548
                                                         -------              -------    -------   -------     -------    -------
Total from investment operations                           2.790                2.706     (0.815)   (0.840)      4.460      2.660
                                                         -------              -------    -------   -------     -------    -------
Less dividends and distributions
Dividends from net investment income                     $17.650               (0.185)    (0.195)   (0.135)     (0.110)    (0.180)
Distributions from net realized gain
  on investments                                              --               (0.231)    (0.080)   (0.495)     (0.930)    (0.450)
                                                         -------              -------    -------   -------     -------    -------
Total dividends and distributions                             --               (0.416)    (0.275)   (0.630)     (1.040)    (0.630)
                                                         -------              -------    -------   -------     -------    -------
Net asset value, end of period                           $17.650              $17.650    $15.360   $16.450     $17.920    $14.500
                                                         =======              =======    =======   =======     =======    =======

Total return(3)                                           18.78%               18.18%(4)  (4.86%)   (4.79%)(4)  32.91%(4)  22.55%(4)
Ratios and supplemental data
Net assets, end of period (000 omitted)                   $1,254             $103,914    $95,425  $103,989     $84,071    $23,683
Ratio of expenses to average net assets                    1.00%                0.85%      0.85%     0.83%       0.80%      0.80%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                                 1.06%                0.89%      0.85%     0.85%       0.90%      0.99%
Ratio of net investment income
  to average net assets                                    1.02%                1.18%      1.16%     1.32%       1.24%      1.28%
Ratio of net investment income to
  average net assets prior to expense
  limitation and expenses paid indirectly                  0.96%                1.14%      1.16%     1.30%       1.14%      1.09%
Portfolio turnover                                           84%                  84%        47%       45%         41%        84%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4) Total return reflects expense limitations in effect for the Series.

                                                        Small Cap Value Series-8

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.








Investment Company Act File No. 811-5162

DELAWARE(SM)
INVESTMENTS
======================
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Social Awareness Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Social Awareness Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

------------------------------------------------------------------
Overview                                                   page 1
Social Awareness Series                                         1
------------------------------------------------------------------
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in the Series                            4
Investment manager and sub-adviser                              5
Portfolio managers                                              5
Fund administration (Who's who)                                 6
------------------------------------------------------------------
Important information about
   the Series                                              page 7
Share classes                                                   7
Purchase and redemption of shares                               7
Valuation of shares                                             7
Dividends, distributions and taxes                              7
------------------------------------------------------------------
Financial highlights                                       page 8

Overview: Social Awareness Series

What is the Series' goal?
           Social Awareness Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of medium- to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria excludes companies that:

o engage in activities likely to result in damage to the natural environment;

o produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power;

o manufacture or contract for military weapons;

o are in the liquor, tobacco or gambling industries; and

o conduct animal testing for cosmetic or personal care products.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of an investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Series avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for capital growth potential.

o Investors who would like an investment that incorporates social responsibility into its security selection process.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is to receive current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

                                                       Social Awareness Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Social Awareness Series. We show how returns have varied over the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest return was 21.45% for the quarter ended December 31, 1998 and its lowest quarterly return was -17.21% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

             15.45%             12.91%                -9.37%
--------------------------------------------------------------------------------
              1998               1999                  2000

                              Average annual returns for periods ending 12/31/00

                             Social Awareness Series           S&P 500 Composite
                                Standard Class                 Stock Price Index

1 year                              -9.37%                           -9.10%
Since Inception (5/1/97)            12.02%                           -4.75%

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                       Social Awareness Series-2

How we manage the Series

Our investment strategies

Social Awareness Series is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.


We use a computer-driven selection process designed to identify stocks, and, aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price-to-earnings ratios. Based on the ranking, we then do fundamental research on the most attractive companies.

We invest primarily in the common stocks of medium- and large-sized companies (generally $1 billion or more in market capitalization at the time of purchase) represented in the Russell 1000 Index that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above.


Social Awareness Series uses the same investment strategy as Delaware Social Awareness Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Social Awareness Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      Generally, we invest 90% to 100% of net assets in common stock
in a corporation. Stockholders participate in the                 of medium- and large-sized companies.
corporation's profits and losses, proportionate to the number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller        investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at      into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal      collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are        Series will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                               collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities: Restricted securities are     We may invest up to 10% of net assets in illiquid securities.
privately placed securities whose resale is restricted under      For this Series, the 10% limit includes restricted securities
securities law.                                                   such as privately placed securities that are eligible for
                                                                  resale only among certain institutional buyers without
Illiquid securities are securities that do not have a ready       registration, which are commonly known as "Rule 144A
market, and cannot be easily sold within seven days at            Securities" and repurchase agreements with maturities of over
approximately the price that a series has valued them.            seven days.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Social Awareness Series-3

Social Awareness Series is permitted to invest in all available types of equity securities, including preferred stock, warrants, convertible securities and foreign securities. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Social Awareness Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Social Awareness Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Social Awareness Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. The Series anticipates that its annual portfolio turnover may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.


The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Social Awareness Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Social Awareness Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond            stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as          regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor              predict overall stock market movements and generally do not
confidence.                                                       trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          We limit the amount of the Series' assets invested in any one
securities in a particular industry or the value of an            industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the      Because the Series avoids investing in companies that don't
individual company issuing the stock or bond.                     meet socially responsible criteria, its exposure to certain industry sectors may be greater or less than similar funds or market indexes. This could affect its performance positively or negatively, depending on the performance of those sectors.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that the Series has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Limited market risk is the risk that because the Series avoids    Because the Series only invests in companies that meet its
certain companies not considered socially responsible, it         definition of "socially responsible," this risk is
could miss out on strong performance from those companies.        unavoidable.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Social Awareness Series-4

Investment manager and sub-adviser
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. As of January 1, 2001, Vantage Investment Advisors ("Vantage") was consolidated into Delaware. As a result of the consolidation, Vantage no longer serves as sub-adviser to the Series. For their services to the Series, the Series paid the manager an aggregate fee of 0.69% of average daily net assets for the last fiscal year (reflecting a waiver of fees by the manager), out of which Delaware Management Company paid Vantage in its capacity as sub-adviser 0.29%.

Portfolio managers
J. Paul Dokas and Timothy G. Connors have primary responsibility for making day-to-day investment decisions for the Social Awareness Series. In making investment decisions for the Series, Mr. Dokas and Mr. Connors regularly consult with Christopher S. Adams and Robert E. Ginsberg. Mr. Dokas, Mr. Connors, Mr. Adams and Mr. Ginsberg have been members of the Series investment team since July 2000.

J. Paul Dokas, Senior Vice President/Director of Research -- Quantitative, earned a bachelor's degree at Loyola College and an MBA degree at the University of Maryland. Prior to joining Delaware Investments in 1997, he was Director -- Trust Investment at Bell Atlantic Corporation where he was responsible for the investment strategies and asset allocation for more than $10 Billion in assets in the company's defined benefit and defined contribution plans. At Delaware Investments, he leads the Diversified Products team which manages various US Equity and asset allocation products. Mr. Dokas is a CFA charterholder and a member of the Association for Investment Management Research. Mr. Dokas is a Director of the Financial Analysts Society of Philadelphia.

Timothy G. Connors, Senior Vice President/Director of Research -- Fundamental, earned a bachelor's degree at the University of Virginia and an MBA degree in Finance at Tulane University. Mr. Connors co-manages Structured Products team portfolios with Mr. Dokas. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis, and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. He is a CFA charterholder and a member of the Association for Investment Management and Research.

Christopher S. Adams, Vice President/Senior Equity Analyst, holds both bachelor's and master's degrees in history and economics from Oxford University, England and received his MBA with dual majors in finance and insurance/risk management from the Wharton School of the University of Pennsylvania. Mr. Adams is an equity analyst with the Structured Products team. He joined Delaware in 1995 as a member of the Strategic Planning Department, later becoming the Equity Department Business Manager. Prior to joining Delaware, he was a management consultant with Coopers & Lybrand, LLP's Financial Advisory Services group and held positions at Sumitomo Bank Ltd. and Bank of America NT & SA in London. He is a CFA Level III candidate.

Robert E. Ginsberg, Vice President/Senior Equity Analyst, graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a Bachelor's Degree in Economics with a concentration in Finance. Mr. Ginsberg is an equity analyst with the Structured Products team. Prior to joining Delaware Investments in September of 1997, he was a Consultant at Andersen Consulting, working primarily with financial services companies. At Delaware Investments, Mr. Ginsberg handles diverse analytical and portfolio management support responsibilities for the Structured Products team. He is a CFA charterholder.

                                                       Social Awareness Series-5

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager and sub-adviser to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                       Social Awareness Series-6

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                       Social Awareness Series-7

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the period ended December 1, 1997 and for the full years 1998 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                         Service Class                                    Standard Class
------------------------------------------------------------------------------------------------------------------------
                                                               Period                                           Period
                                                              5/1/00(1)                                        5/1/97(1)
                                                              through           Year Ended 12/31                through
Social Awareness Series                                       12/31/00      2000        1999         1998       12/31/97
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.440     $16.360      $14.550     $12.840      $10.000
Income (loss) from investment
   operations:
Net investment income(2)                                       (0.002)      0.028        0.036       0.065        0.051
Net realized and unrealized gain (loss)
   on investments                                              (1.648)     (1.556)       1.834       1.880        2.789
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (1.650)     (1.528)       1.870       1.945        2.840
                                                              -------     -------      -------     -------      -------
Less dividends and distributions
Dividends from net investment income                               --      (0.042)      (0.060)     (0.050)          --
Distributions from net realized gain
   on investments                                                  --          --           --      (0.185)          --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --      (0.042)      (0.060)     (0.235)          --
                                                              -------     -------      -------     -------      -------
Net asset value, end of period                                $14.790     $14.790      $16.360     $14.550      $12.840
                                                              =======     =======      =======     =======      =======
Total return(3)                                               (10.04%)     (9.37%)      12.91%      15.45%       28.40%
Ratios and supplemental data
Net assets, end of period (000 omitted)                          $294     $31,012      $36,739     $26,962       $7,800
Ratio of expenses to average net assets                         1.00%       0.85%        0.85%       0.83%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.06%       0.91%        0.90%       0.89%        1.40%
Ratio of net investment income
   to average net assets                                       (0.01%)      0.17%        0.30%       0.80%        1.13%
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly                     (0.07%)      0.11%        0.25%       0.74%        0.53%
Portfolio turnover                                                71%         71%          22%         30%          52%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                       Social Awareness Series-8

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.



Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Delaware Group
Premium Fund

Strategic Income Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Strategic Income Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 .................................................................
Overview                                                   page 1
Strategic Income Series                                         1
 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in the Series                            7
Investment manager and sub-adviser                              9
Portfolio managers                                              9
Fund administration (Who's who)                                11
 .................................................................
Important information about
   the Series                                             page 12
Share classes                                                  12
Purchase and redemption of shares                              12
Valuation of shares                                            12
Dividends, distributions and taxes                             12
 .................................................................
Financial highlights                                      page 13

Overview: Strategic Income Series

What are the Series' goals?

    Strategic Income Series seeks high current income and total return. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in bonds allocated among three sectors of the fixed-income market. These sectors include:

o the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated, or unrated fixed-income securities that we believe to be similarly rated, issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds.)

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

o the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions, and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. Foreign investing involves risks related to currency valuations, political instability, economic instability or lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

o Investors looking for a fixed-income investment that offers potential for high current income and total return.


Who should not invest in the Series

o  Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.


                                                       Strategic Income Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Strategic Income Series. We show how returns have varied over the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 2.16% for the quarter ended December 31, 2000 and its lowest quarterly return was -2.59% for the quarter ended June 30, 1999.

                                                       Year-by-year total return

 ............................................................................ 10%


 ............................................................................  5

           2.63%
_____________________________________________________________________________ 0


                                                    -2.62%
                               -3.29%

 ............................................................................ -5
           1998                 1999                 2000



                              Average annual returns for periods ending 12/31/00

--------------------------------------------------------------------------------
                             Strategic Income Series   Lehman Brothers Aggregate
                                Standard Class                  Bond Index
--------------------------------------------------------------------------------
 1 year                             -2.62%                        11.63%
 Since inception (5/1/97)            0.71%                         7.58%

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 5,500 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.



                                                       Strategic Income Series-2

How we manage the Series

Our investment strategies

Strategic Income Series is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of providing high current income and total return. Certain economic and market events generally may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the portfolio. The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Series' performance.

Following are the three key sectors we focus on, as well as our general investment approach in each sector:

o In the Investment Grade Sector, we select U.S. government and high-quality corporate bonds primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio, which could enhance total return.

o In the High Yield Sector, we purchase U.S. high-yield corporate bonds to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the issuing companies may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the portfolio after evaluating both the company's fundamental strength and the bond's liquidity.

o In the International Sector, we select foreign bonds to add diversification to the portfolio. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the portfolio, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Series' assets may be invested in each fixed-income sector. In addition, the Series may invest up to 10% of its assets in U.S. equity securities.

Strategic Income Series uses the same investment strategy as Delaware Strategic Income Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                            How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a              The Series may invest up to 60% of net assets in high-yield
corporation and rated lower than investment grade by a                corporate bonds. Emphasis is typically on those rated BB or
nationally recognized statistical rating organization                 Ba by an NRSRO.
(NRSRO) such as S&P or Moody's. High-yield bonds are issued
by corporations that have poor credit quality and may have            We carefully evaluate an individual company's financial
difficulty repaying principal and interest.                           situation, its management, the prospects for its industry
                                                                      and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                                      ratings. The Series may invest in unrated bonds if we
                                                                      believe their credit quality is comparable to the rated
                                                                      bonds we are permitted to invest in. Unrated bonds may be
                                                                      more speculative in nature than rated bonds.
------------------------------------------------------------------------------------------------------------------------------------


                                                       Strategic Income Series-3

------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                            How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S. obligations                   The Series may invest up to 60% of net assets in direct U.S.
including bills, notes, bonds as well as other debt                   government obligations; however, these securities will
securities issued by the U.S. Treasury or securities of U.S.          typically be a smaller percentage of the portfolio because
government agencies or instrumentalities which are backed by          they generally do not offer as high a level of current
the full faith and credit of the United States.                       income as other fixed-income securities the Series may
                                                                      invest in.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that              We may invest up to 60% of net assets in government-related
represent pools of mortgages, with investors receiving                mortgage-backed securities or fully collateralized privately
principal and interest payments as the underlying mortgage            issued mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                     We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage             securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage          not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial                   or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates          rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies           categories by an NRSRO such as S&P or Moody's. They must
or instrumentalities.                                                 also represent interests in whole-loan mortgages,
                                                                      multi-family mortgages, commercial mortgages and other
                                                                      mortgage collateral supported by a first mortgage lien on
                                                                      real estate. The privately issued securities we invest in
                                                                      are either CMOs or REMICs (see below).
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately issued          See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs): Privately          See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by accounts            We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit               the four highest categories by an NRSRO.
loans.
------------------------------------------------------------------------------------------------------------------------------------
Investment grade corporate bonds: Debt obligations issued by          The Series may invest up to 60% of net assets in investment
a corporation rated in one of the four highest categories by          grade corporate bonds.
an NRSRO (or, if unrated, that we believe are of equal
quality). Debt securities within the top three categories by an NRSRO comprise what are known as high-grade bonds and are regarded as having a strong ability to pay principal and
interest. Securities in the fourth category by an NRSRO are
known as medium-grade bonds and are regarded as having an
adequate capacity to pay principal and interest but with
greater vulnerability to adverse economic conditions and
speculative characteristics.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities and foreign corporate bonds:            We may invest in foreign government securities and primarily
Foreign government securities issued by foreign governments           focus on better quality bonds with investment-grade credit
or supranational entities. A supranational entity is an               ratings. The Series may also invest in securities issued by
entity established or financially supported by the national           supranational entities, which are typically of higher
governments of one or more countries. The International Bank          quality.
for Reconstruction and Development (more commonly known as
the World Bank) is one example of a supranational entity.             We may invest in both rated and unrated foreign securities.
                                                                      We may invest both in investment grade securities and
Foreign corporate bonds are debt obligations issued by a              non-investment grade (i.e., those rated BB or lower by S&P
foreign corporation.                                                  or Fitch, Ba or lower by Moody's, or similarly rated by
                                                                      another NRSRO.)

                                                                      However, up to 15% of the Series' assets may also be
                                                                      invested in foreign securities issued by emerging or
                                                                      developing countries, which may be lower rated, including
                                                                      securities rated below investment grade.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and payment-in-kind bonds: Zero coupon              We may invest in zero coupon bonds and payment in kind
securities are debt obligations which do not entitle the              bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to                  component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin                are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and               securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par                react to changes in interest rates to a greater degree than
value. Payment-in-kind bonds pay interest or dividends in             interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                      quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Strategic Income Series-4

------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                            How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Equity securities: Common stocks, preferred stocks                    Up to 10% of the Series' assets may be invested in U.S.
(including adjustable rate preferred stocks) and other                equity securities.
equity securities, such as convertible securities and
warrants.                                                             We would select only equity securities that were consistent with the Series' objective of high current income and total return.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or              At times when we anticipate adverse conditions, we may want
sell a security or group of securities at an agreed upon              to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or             them. We might use options or futures to neutralize the
may not choose to go through with the transaction.                    effect of any price declines, without selling the bond or
                                                                      bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or sale of
securities at a specified price, on a specified date. Unlike          Use of these strategies can increase the operating costs of
an option, a futures contract must be executed unless it is           the Series and can lead to loss of principal.
sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some foreign countries,             We may invest in closed-end investment companies consistent
investments by a mutual fund may only be made through                 with the 1940 Act requirements. These investments involve an
investments in closed-end investment companies that in turn           indirect payment of a portion of the other investment
invest in the securities of such countries.                           companies' expenses, including advisory fees.
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under the               We may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative for debtor                 reforms undertaken by countries in connection with the
nations to restructure their outstanding external                     issuance of Brady Bonds makes the debt of countries that
indebtedness (generally, commercial bank debt). Brady Bonds           have issued Brady Bonds or those that have announced plans
tend to be of lower quality and more speculative than                 to issue them a viable opportunity for investment.
securities of developed country issuers.
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward contract involves            We may invest in securities issued in any currency and may
an obligation to purchase or sell a specific currency at a            hold foreign currency.
future date at a price set at the time of the contract.
Forward contracts are used to "lock-in" the price of a                Although the Series values its assets daily in terms of U.S.
security that will be purchased or sold, in terms of U.S.             dollars, we do not convert our holdings of foreign
dollars or other currencies.                                          currencies into U.S. dollars on a daily basis. We may,
                                                                      however, from time to time, purchase or sell foreign
                                                                      currencies and/or engage in forward foreign currency
                                                                      transactions in order to expedite settlement of portfolio
                                                                      transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the spot rate prevailing in the foreign currency exchange
                                                                      market or through a forward foreign currency contract or
                                                                      forward contract. The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a
                                                                      security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use
                                                                      forward contracts for speculative purposes.

                                                                      These transactons may increase the Series' expenses.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 10%
                                                                      limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Strategic Income Series-5

------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                            How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In an interest          We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party              sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making                in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving                Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments           Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a                forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total             available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                              Interest rate swaps and index swaps will be considered
                                                                      illiquid securities (see below).
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities, including repurchase agreements with maturities
approximately the price that a series has valued them.                of over seven days.
------------------------------------------------------------------------------------------------------------------------------------


The Series may also invest in other securities including real estate investment trusts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.

Lending securities Strategic Income Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Strategic Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Strategic Income Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that Strategic Income Series' annual portfolio turnover will exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.



                                                       Strategic Income Series-6

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Strategic Income Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                bonds that we believe will continue to pay interest
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall bond market or interest rate movements and
confidence.                                                           generally do not trade for short-term purposes.

Index swaps are subject to the same market risks as the               In evaluating the use of an index swap, we carefully
investment market or sector that the index represents.                consider how market changes could affect the swap and how
Depending on the actual movements of the index and how well           that compares to us investing directly in the market the
the portfolio managers forecast those movements, a series             swap is intended to represent.
could experience a higher or lower return than anticipated.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of              We diversify the Series' assets across three distinct
securities in a particular industry or the value of an                sectors of the bond market and among a wide variety of
individual stock or bond will decline because of changing             individual issuers.
expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease          The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for              eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter              monitoring economic conditions.
maturities.
                                                                      We will not invest in swaps with maturities of more than two
Swaps may be particularly sensitive to interest rate                  years. Each business day we will calculate the amount the
changes. Depending on the actual movements of interest rates          Series must pay for any swaps it holds and will segregate
and how well the portfolio managers anticipate them, a                cash or other liquid securities to cover that amount.
series could experience a higher or lower return than
anticipated.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond's issuer (or an            Our careful, credit-oriented bond selection and our
entity that insures the bond) will not be able to make                commitment to hold a diversified selection of high-yield
timely payments of interest and principal.                            bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails           Our holdings of high quality investment grade bonds are less
the risk of principal loss, which may be greater than the             subject to credit risk and may help to balance any credit
risk involved in investment grade bonds. High-yield bonds             problems experienced by individual high-yield bond issuers
are sometimes issued by companies whose earnings at the time          or foreign issuers.
the bond is issued are less than the projected debt payments
on the bonds.                                                         When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high
Some analysts believe a protracted economic downturn would            quality ratings and do careful credit analysis before
severely disrupt the market for high-yield bonds, adversely           investing.
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest. It is likely that protracted periods of economic
uncertainty would cause increased volatility in the market
prices of high-yield bonds, an increase in the number of
high-yield bond defaults and corresponding volatility in a
series' net asset value.

If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely
affected.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a series             We will use options and futures for defensive purposes, such
may experience a significant loss if it employs an option or          as to protect gains in the portfolio without actually
futures strategy related to a security or a market index and          selling the security or to neutralize the impact of interest
that security or index moves in the opposite direction from           rate changes. We will not use futures and options for
what the portfolio managers anticipated. Futures and options          speculative reasons or in an effort to enhance return.
also involve additional expenses, which could reduce any
benefit or increase any loss to a series using the strategy.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Strategic Income Series-7

------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be               The Series will attempt to reduce foreign investing risks
adversely affected by political instability (including                through portfolio diversification, credit analysis and
governmental seizures or nationalization of assets), changes          attention to trends in the world economies, industries and
in currency exchange rates, foreign economic conditions or            financial markets.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have                 We carefully evaluate the political and economic situations
greater price volatility, less regulation and higher                  in the countries where we invest and take these risks into
transaction costs than U.S. markets.                                  account before we select securities for the portfolio.
                                                                      However, there is no way to eliminate foreign risks when
                                                                      investing internationally.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities risks involve the ability of a          The Series attempts to reduce the risks associated with
foreign government or government related issuer to make               investing in foreign governments by limiting the portion of
timely and ultimate payments on its external debt                     portfolio assets that may be invested in such securities.
obligations. This ability to make payments will be strongly
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of an investment             We may try to hedge currency risk by purchasing foreign
may be negatively affected by changes in foreign currency             currency exchange contracts. By agreeing to purchase or sell
exchange rates. Adverse changes in exchange rates may reduce          foreign securities at a pre-set price on a future date, the
or eliminate any gains produced by investments that are               Series strives to protect the value of the stock it owns
denominated in foreign currencies and may increase any                from future changes in currency rates. We will use forward
losses.                                                               currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance
Several European countries began participating in the                 that a strategy such as this will be successful.
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that the risks               While the Series may purchase securities of issuers in any
associated with international investing will be greater in            foreign country, developed and emerging, no more than 15% of
emerging markets than in more developed foreign markets               the Series' assets may be invested in direct obligations of
because, among other things, emerging markets may have less           issuers located in emerging market countries.
stable political and economic environments.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be           A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price             our ability to dispose of particular issues, when necessary,
that a series values them.                                            to meet the Series' liquidity needs or in response to a
                                                                      specific event, such as the declining creditworthiness of
The high-yield secondary market is particularly susceptible           the issuer. In striving to manage this risk, we evaluate the
to liquidity problems when the institutions, such as mutual           size of a bond issuance as a way to anticipate its likely
funds and certain financial institutions that dominate it,            liquidity level.
temporarily stop buying bonds for regulatory, financial or
other reasons.                                                        We may invest only 10% of net assets in illiquid securities, excluding Rule 144A securities described above.
------------------------------------------------------------------------------------------------------------------------------------
Valuation risk: A less liquid secondary market as described           We will strive to manage this risk by carefully evaluating
above can make it more difficult for a series to obtain               individual bonds and by limiting the amount of the portfolio
precise valuations of the high-yield securities in its                that can be allocated to privately placed high-yield
portfolio. During periods of reduced liquidity, judgment              securities.
plays a greater role in valuing high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
Legislative and regulatory risk: The United States Congress           We monitor the status of regulatory and legislative
has from time to time taken or considered legislative                 proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond               on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a fund to attain its investment
objective.
------------------------------------------------------------------------------------------------------------------------------------


                                                       Strategic Income Series-8

Investment manager and sub-adviser

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Delaware International Advisers Ltd. is the Series' sub-adviser. Subject to the overall supervision of the manager, the sub-adviser manages the international sector of the Series' portfolio and furnishes the manager with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. For its services to the Series, the Series paid the manager an aggregate fee of 0.65% of average daily net assets for the last fiscal year out of which Delaware Management Company paid Delaware International Advisers in its capacity as sub-adviser 0.31%.

Portfolio managers

Peter C. Andersen has primary responsibility for allocating Strategic Income Series' assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Series regarding its investments in the high-yield sector. In making investment decisions for the Series, Paul A. Grillo, who has responsibility for making day-to-day investment decisions for the Series regarding its investments in investment grade securities, and Mr. Andersen regularly consult with Jude T. Driscoll. Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Strategic Income Series regarding its investments in foreign securities. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed-income team members.

Peter C. Andersen, Vice President/Senior Portfolio Manager, earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor's degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the Physics Department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm of MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder. He has been participating in the management of the Series since September 18, 2000 and assumed primary responsibility for making day-to-day investment decisions for the Series on September 29, 2000.

Paul Grillo, Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder. He has primary responsibility for making day-to-day investment decisions for the Series regarding its investments in investment grade securities. Mr. Grillo has been a member of Strategic Income Series' management team since its inception.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

                                                       Strategic Income Series-9

Christopher A. Moth, Senior Portfolio Manager/Director of Investment Strategy/Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Series in July 1999.

Joanna Bates, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International Advisers in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

David G. Tilles, Managing Director/Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers was Chief Investment Officer of Hill Samuel Investment Management Ltd.



                                                      Strategic Income Series-10

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Sub-adviser
Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

A sub-adviser is a company generally responsible for the management of a fund's assets and is selected and supervised by the investment manager.

Portfolio managers
Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers " for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street,
Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                      Strategic Income Series-11

Important information about the Series

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.


Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                      Strategic Income Series-12

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the period ended December 31, 1997 and for the full years 1998 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


                                                        Service Class                                    Standard Class

                                                               Period                                           Period
                                                              5/1/00(1)                                        5/1/97(1)
                                                               through           Year Ended 12/31               through
Strategic Income Series                                       12/31/00      2000        1999        1998       12/31/97
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.390      $9.660      $10.600     $10.620      $10.000
Income (loss) from investment operations:
Net investment income(2)                                        0.470       0.741        0.779       0.832        0.523
Net realized and unrealized gain (loss)
  on investments and foreign currencies                        (0.350)     (0.986)      (1.109)     (0.557)       0.097
                                                               ------      ------      -------     -------      -------
Total from investment operations                                0.120      (0.245)      (0.330)      0.275        0.620
                                                               ------      ------      -------     -------      -------
Less dividends and distributions
Dividends from net investment income                               --      (0.905)      (0.610)     (0.270)          --
Distributions from net realized gain
  on investments                                                   --          --           --      (0.025)          --
                                                               ------      ------      -------     -------      -------
Total dividends and distributions                                  --      (0.905)      (0.610)     (0.295)          --
                                                               ------      ------      -------     -------      -------
Net asset value, end of period                                 $8.510      $8.510      $ 9.660     $10.600      $10.620
                                                               ======      ======      =======     =======      =======
Total return(3)                                                 1.43%      (2.62%)      (3.29%)      2.63%(4)     6.20%(4)
Ratios and supplemental data
Net assets, end of period (000 omitted)                            $5     $15,217      $19,842     $20,571       $8,606
Ratio of expenses to average net assets                         0.95%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.95%       0.80%        0.80%       0.81%        1.23%
Ratio of net investment income
   to average net assets                                        8.39%       8.57%        7.88%       7.90%        7.44%
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly                      8.39%       8.57%        7.88%       7.89%        7.01%
Portfolio turnover                                               138%        138%         101%        143%          70%


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4) Total return reflects expense limitations in effect for the Series.


                                                      Strategic Income Series-13

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.


You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.














Investment Company Act File No. 811-5162




DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group Premium Fund

Technology and
Innovation Series

Service Class

One Commerce Square, Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Technology and Innovation Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

------------------------------------------------------------------
Overview                                                   page 1
Technology and Innovation Series                                1
------------------------------------------------------------------
How we manage the Series                                   page 2
Our investment strategies                                       2
The securities we typically invest in                           2
The risks of investing in the Series                            4
Investment manager                                              5
Portfolio managers                                              5
Fund administration (Who's who)                                 6
------------------------------------------------------------------
Important information about
   the Series                                              page 7
Share classes                                                   7
Purchase and redemption of shares                               7
Valuation of shares                                             7
Dividends, distributions and taxes                              7
------------------------------------------------------------------
Financial highlights                                       page 8

Overview: Technology and Innovation Series

What is the Series' goal?
   Technology and Innovation Series seeks to provide long-term capital growth. Although the Series will strive to meet its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks we believe will benefit from technological advances and improvements. We strive to identify companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from the development, advancement and use of technology or from innovations that may indirectly benefit from technology. The stocks can be of any size or market capitalization, including securities of emerging or other growth-oriented companies.

The Series uses a bottom-up approach to stock selection that seeks companies that are market leaders, have strong product cycles, innovative concepts or may benefit from industry trends. We look at estimated growth rates, market capitalization and cash flows as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. Although the Series will not invest more than 25% of its net assets in any one industry, the Series will be highly concentrated in the industries that are poised to benefit from technology or from innovations that may indirectly benefit from technology. Therefore, the Series may be particularly sensitive to changes in the general market and economic conditions that affect those industries. Companies in the rapidly changing field of technology and in the fields that may benefit from innovation and technology often face special risks. For example, their products may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is likely to be much more volatile than one with exposure to a greater variety of industries, especially in the short run.

In addition, the Series may invest in smaller companies that involve greater risk than other companies due to their size, narrow product lines, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience more volatile price fluctuations, especially over the short term.

Technology and Innovation Series is considered "non-diversified" under the federal laws and rules that regulate mutual funds. That means the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risk.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of companies believed to benefit from technological advances and improvements.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors unwilling to accept the risks of a non-diversified, more concentrated fund focusing on companies believed to benefit from technological advances and improvements.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


How has the Series performed?

Since the Series has not been operational for a full calendar year, no performance information is provided.


                                              Technology and Innovation Series-1

How we manage the Series

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Series. The following describes how the portfolio managers pursue the Series' investment goal.

We strive to identify companies of any size that offer above-average opportunities for long-term price appreciation. At least 80% of the Series' assets will be invested in common stocks issued by companies that we believe are poised to benefit from the development, advancement and use of technology or from innovations that may indirectly benefit from technology. In striving to identify such companies, we will evaluate a company's managerial skills, strategic focus, product development, position in its industry or relevant markets, and innovative concepts.

Some industries likely to be represented in the portfolio are:

o computer software and hardware;

o semiconductor, minicomputers and peripheral equipment;

o telecommunication, media and information services;

o environmental services, chemicals and synthetic materials;

o defense and commercial electronics;

o data storage and retrieval; and

o biotechnology, health care and medical supplies.

The Series uses a bottom-up approach to stock selection. We look at estimated growth rates, market capitalization and cash flows of individual companies as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Technology and Innovation Series uses the same investment strategy as Delaware Technology and Innovation Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds, the timing of investments and redemptions, and insurance contract fees.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Technology and Innovation Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      We invest at least 80% of the Series' total assets in equity
in a corporation. Stockholders participate in the                 securities (including common stocks and convertible
corporation's profits and losses, proportionate to the number     securities). Generally, however, we invest 90% to 100% of net
of shares they own. Stocks are often referred to as "equity       assets in common stock. The Series may invest in common stocks
securities" or "equities."                                        of any market capitalization. Market capitalization is the measure of the size of a company, determined by multiplying the current market price of the common stock by the number of shares held by shareholders.
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities and American Depositary Receipts (ADRs):       Although the Series may invest up to 25% of its net assets in
Securities of foreign entities issued directly or, in the case    foreign securities, we have no present intention of doing so.
of ADRs, through a U.S. bank. ADRs represent a bank's holdings    We may invest without limit in ADRs and will do so when we
of a stated number of shares of a foreign corporation. An ADR     believe they offer greater value and greater appreciation
entitles the holder to all dividends and capital gains earned     potential than U.S. securities.
by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks or corporate     The Series may invest in convertible securities and selects
bonds that can be exchanged for a set number of shares of         them on the basis of the common stock into which they can be
common stock at a predetermined price. Preferred stock has        converted, not on the basis of the credit quality ratings of
preference over common stock in the payment of dividends and      the convertible securities.
liquidation of assets, and often pays dividends at a fixed
rate. Corporate bonds are debt securities issued by a
corporation which typically make fixed periodic interest
payments and make full repayment on a specified maturity date.
------------------------------------------------------------------------------------------------------------------------------------

                                              Technology and Innovation Series-2

------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Technology and Innovation Series
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, the Series uses repurchase agreements as a
the Series, and seller of securities in which the seller          short-term investment for the Series' cash position. In order
agrees to buy the securities back within a specified time at      to enter into these repurchase agreements, the Series must
the same price the buyer paid for them, plus an amount equal      have collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are        Series may not have more than 10% of its assets in repurchase
often viewed as equivalent to cash.                               agreements with maturities of over seven days. The Series will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose          We may invest in privately placed securities, including those
resale is restricted under securities law.                        that are eligible for resale only among certain institutional buyers without registration which are commonly known as "Rule
                                                                  144A Securities." Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or sell     If we have stocks that appreciated in price, we may want to
a security at an agreed upon price at a future date. The          protect those gains when we anticipate adverse conditions. We
purchaser of an option may or may not choose to go through        might use options or futures to neutralize the effect of any
with the transaction.                                             price declines, without selling the security. We might also use options or futures to gain exposure to a particular market
Futures contracts are agreements for the purchase or sale of      segment without purchasing individual securities in that
securities at a specified price, on a specified date. Unlike      segment. We might use this approach if we had excess cash that
an option, a futures contract must be executed unless it is       we wanted to invest quickly.
sold before the settlement date.
                                                                  We might use covered call options if we believe that doing so
Certain options and futures may be considered to be derivative    would help the Series to meet its investment objective.
securities.
                                                                  Use of these strategies can increase the operating costs of the Series and can lead to loss of principal.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready          The Series may invest no more than 15% of net assets in
market, and cannot be easily sold within seven days at            illiquid securities.
approximately the price that a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including warrants, preferred stocks, and bonds. Please see the Statement of Additional Information for additional descriptions of these securities as well as other securities in which the Series may invest.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions In response to unfavorable market conditions, the Series may make temporary investments in bonds, cash or cash equivalents. To the extent that the Series holds these securities, it may be unable to achieve its investment objective.

Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that the Series will have an annual portfolio turnover of more than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover rate can result in higher brokerage costs.

                                              Technology and Innovation Series-3

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following chart gives a brief description of the chief risks of investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                          Risks                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Technology and Innovation Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term approach and focus on securities that
securities in a certain market--like the stock or bond            we believe can continue to provide returns over an extended
market--will decline in value because of factors such as          period of time regardless of interim market fluctuations.
economic conditions, future expectations or investor              Generally, we do not try to predict overall market movements
confidence.                                                       or trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          Although the Series will not invest more than 25% of its net
securities in a particular industry or the value of an            assets in one industry, it will concentrate its investments in
individual stock or bond will decline because of changing         companies that we believe will benefit from technological
expectations for the performance of that industry or for the      advances and innovation. As a result, the value of Series
individual company issuing the stock.                             shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a
                                                                  broader range of industries. The Series may be more
                                                                  susceptible to any single economic, political or regulatory occurrence affecting these companies.

                                                                  To seek to reduce these risks, we limit the amount of the
                                                                  Series' assets invested in any one industry and we follow a rigorous selection process before choosing securities for the
                                                                  Series.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly      The Series can invest in small or medium-sized companies and
bonds with longer maturities, will decrease in value if           we seek to address the potential interest rate risks
interest rates rise and increase in value if interest rates       associated with those holdings by analyzing each company's
fall. However, investments in equity securities issued by         financial situation and its cash flow to determine the
small and medium-sized companies, which often borrow money to     company's ability to finance future expansion and operations.
finance operations, may also be adversely affected by rising      As appropriate, potential impact that rising interest rates
interest rates.                                                   might have on a stock is taken into consideration before a stock is purchased.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be           Currently, the Series intends to invest only a small portion
adversely affected by political instability, changes in           its portfolio in ADRs. If we were to purchase foreign
currency exchange rates, foreign economic conditions or           securities, they would often be denominated in U.S. dollars.
inadequate regulatory and accounting standards.                   We also tend to avoid markets where we believe accounting
                                                                  principles or the regulatory structure are underdeveloped.
Several European countries began participating in the European
Economic and Monetary Union, which has established a common
currency for participating countries. This currency is
commonly known as the "Euro." The long-term consequences of
the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the
Series.
------------------------------------------------------------------------------------------------------------------------------------
Company size risk is the risk that prices of small and            The Series seeks opportunities among companies of all sizes.
medium-sized companies may be more volatile than larger           However, because the Series does not concentrate specifically
companies because of limited financial resources or dependence    on small or medium-sized companies, this risk may be balanced
on narrow product lines.                                          by holdings of larger companies.
------------------------------------------------------------------------------------------------------------------------------------

                                              Technology and Innovation Series-4

------------------------------------------------------------------------------------------------------------------------------------
                          Risks                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Technology and Innovation Series
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that a fund values them.
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified funds risk Non-diversified funds have the         The Series is a non-diversified fund as defined by the
flexibility to invest as much as 50% of their assets in as few    Investment Company Act of 1940. We perform extensive analysis
as two issuers with no single issuer accounting for more than     on all securities, particularly those that represent a larger
25% of the portfolio. The remaining 50% of the portfolio must     percentage of portfolio assets.
be diversified so that no more than 5% of a fund's assets is invested in the securities of a single issuer. Since a
non-diversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified because changes in the price of any one portfolio security may affect a larger portion of its overall assets.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a fund may       We will not use futures and options for speculative reasons.
experience a significant loss if it employs an options or         We may use futures and options to protect gains in the
futures strategy related to a security or a market index and      portfolio without actually selling a security. We may also use
that security or index moves in the opposite direction from       options and futures to quickly invest excess cash so that the
what the portfolio manager anticipated. Futures and options       portfolio is generally fully invested.
also involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay Delaware Management Company the following fee on an annual basis: 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next $1.5 billion; and 0.60% on assets in excess of $2.5 billion. Delaware Management Company has elected voluntarily to waive its management fee and pay expenses from the commencement of the Series' operations through October 31, 2001 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.85% of average daily net assets.

Portfolio managers
Jeffrey W. Hynoski has primary responsibility for making day-to-day investment decisions for Technology and Innovation Series. In making decisions for the Series, Mr. Hynoski regularly consults with Gerald S. Frey, Senior Portfolio Manager of the growth team.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid- and large-capitalization growth group, where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University. Mr. Hynoski has been managing the Series since its inception.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

                                              Technology and Innovation Series-5

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                              Technology and Innovation Series-6

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                              Technology and Innovation Series-7

Financial highlights

The financial highlights table is intended to help you understand the Series financial performance. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                            Service Class
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Period
                                                                                                               8/31/00(1)
                                                                                                                through
Technology and Innovation Series                                                                               12/31/00
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                            $10.000
Loss from investment operations:
Net investment loss(2)                                                                                           (0.005)
Net realized and unrealized loss on investments                                                                  (4.655)
                                                                                                               --------
Total from investment operations                                                                                 (4.660)
                                                                                                               --------
Net asset value, end of period                                                                                 $  5.340
                                                                                                               ========
Total return(3)                                                                                                 (46.70%)
Ratios and supplemental data
Net assets, end of period (000 omitted)                                                                              $3
Ratio of expenses to average net assets                                                                           0.99%(4)
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly                  1.31%
Ratio of net investment loss to average net assets                                                               (0.18%)
Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly      (0.50%)
Portfolio turnover                                                                                                 127%
-------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

(4) Ratio including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.03%.

                                              Technology and Innovation Series-8

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.





Investment Company Act File No. 811-5162



DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Trend Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Trend Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------



Table of contents

 .................................................................
Overview                                                   page 1
Trend Series                                                    1
 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in the Series                            4
Investment manager                                              5
Portfolio managers                                              5
Fund administration (Who's who)                                 7

 .................................................................
Important information about
   the Series                                              page 8
Share classes                                                   8
Purchase and redemption of shares                               8
Valuation of shares                                             8
Dividends, distributions and taxes                              8
 .................................................................
Financial highlights                                       page 9

Overview: Trend Series

What are the Series' goals?
   Trend Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cash flow as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Trend Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.


Who should not invest in the Series

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

                                                                  Trend Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Trend Series. We show how returns for Standard Class of Trend Series have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the periods illustrated in this bar chart, Standard Class' highest quarterly return was 34.16% for the quarter ended December 31, 1999 and its lowest quarterly return was -23.37% for the quarter ended December 31, 2000.

                                                       Year-by-year total return

    -0.39%    39.21%     11.00%      21.37%     16.04%     70.45%     -6.88%
--------------------------------------------------------------------------------
     1994      1995       1996       1997        1998       1999       2000


                              Average annual returns for periods ending 12/31/00
--------------------------------------------------------------------------------
                                       Trend Series             Russell 2000
                                      Standard Class            Growth Index
--------------------------------------------------------------------------------
1 year                                   -6.88%                    -22.43%
5 years                                  19.93%                      7.14%
Since inception (12/27/93)               19.60%                      9.27%

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.





                                                                  Trend Series-2

How we manage the Series

Our investment strategies

We strive to identify small companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales, and earnings.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Trend Series studies:

o  the operational history of the company;

o  the strategic focus of the company; and

o  the company's competitive environment.

The Series uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cash flow as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Trend Series uses the same investment strategy as Delaware Trend Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Trend Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                    stock with at least 65% in small, growth-oriented companies.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): ADRs are issued by a            We may hold ADRs when we believe they offer greater
U.S. bank and represent the bank's holdings of a stated              appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                  the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid
market, and cannot be readily sold within seven days at              securities, including repurchase agreements with maturities
approximately the price that a series has valued them.               of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Trend Series-3

Trend Series may also invest in other securities including convertible securities, warrants and preferred stocks and bonds. The Series may also enter into futures and options. Trend Series may invest a portion of its net assets directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional information on these securities as well as those listed in the table above.

Lending securities Trend Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Trend Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Trend Series may hold a substantial portion of its assets in cash or cash equivalents, fixed-income obligations issued by the U.S. government, its agencies or instrumentalities and corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that Trend Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.


The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Trend Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                          Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Trend Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market-like the stock or bond                stocks we believe can appreciate over an extended time frame
market-will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and though we may
confidence.                                                          hold securities for any amount of time, we typically do not trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of             We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the         continuously monitor them while they remain in the
individual company issuing the stock.                                portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of smaller                The Series maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because         stocks carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Trend Series-4

------------------------------------------------------------------------------------------------------------------------------------
                          Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Trend Series
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease         We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally               flow to determine the company's ability to finance future
associated with bonds; however, because smaller companies            expansion and operations. The potential effect that rising
often borrow money to finance their operations, they may be          interest rates might have on a stock is taken into
adversely affected by rising interest rates.                         consideration before the stock is purchased.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be              We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign corporations through American
governmental seizures or nationalization of assets), changes         Depositary Receipts. We do not presently intend to invest
in currency exchange rates, foreign economic conditions or           directly in foreign securities. When we do purchase ADRs,
inadequate regulatory and accounting standards. Foreign              they are generally denominated in U.S. dollars and traded on
markets may also be less efficient, less liquid, have                a U.S. exchange.
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.72% of average daily net assets for the last fiscal year.

Portfolio managers
Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Trend Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey
W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Vice President/Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                                                                  Trend Series-5

Portfolio managers

continued

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Pricewaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.





                                                                  Trend Series-6

Who's who?
The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                                  Trend Series-7

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                                  Trend Series-8

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the full years 1996 through 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

--------------------------------------------------------------------  --------------------------------------------------------------
                                                   Service Class                                        Standard Class
--------------------------------------------------------------------  --------------------------------------------------------------
                                                        Period
                                                        5/1/00(1)
                                                        through                           Year Ended 12/31
Trend Series                                            12/31/00         2000         1999         1998        1997         1996
--------------------------------------------------------------------  --------------------------------------------------------------
Net asset value, beginning of period                    $35.260         $33.660      $19.760     $17.380      $14.560     $14.020
Income (loss) from investment operations:
Net investment income (loss)(2)                          (0.074)         (0.051)      (0.043)      0.006        0.019       0.050
Net realized and unrealized gain (loss)
   on investments                                        (5.416)         (1.676)      13.945       2.736        3.031       1.380
                                                        -------         -------      -------     -------      -------     -------
Total from investment operations                         (5.490)         (1.727)      13.902       2.742        3.050       1.430
                                                        -------         -------      -------     -------      -------     -------
Less dividends and distributions
Dividends from net investment income                         --              --       (0.002)     (0.020)      (0.050)     (0.090)
Distributions from net realized gain
   on investments                                            --          (2.133)          --      (0.342)      (0.180)     (0.800)
                                                        -------         -------      -------     -------      -------     -------
Total dividends and distributions                            --          (2.133)      (0.002)     (0.362)      (0.230)     (0.890)
                                                        -------         -------      -------     -------      -------     -------
Net asset value, end of period                          $29.770         $29.800      $33.660     $19.760      $17.380     $14.560
                                                        =======         =======      =======     =======      =======     =======
Total return(3)                                         (15.57%)(4)      (6.88%)(4)   70.45%      16.04%(4)    21.37%(4)   11.00%(4)
Ratios and supplemental data
Net assets, end of period (000 omitted)                  $8,363        $760,320     $503,657    $168,251     $118,276     $56,423
Ratio of expenses to average net assets                   1.00%           0.83%        0.82%       0.81%        0.80%       0.80%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                               1.01%           0.84%        0.82%       0.85%        0.88%       0.92%
Ratio of net investment income
   (loss) to average net assets                          (0.31%)         (0.14%)      (0.18%)      0.03%        0.16%       0.56%
Ratio of net investment income (loss) to
   average net assets prior to expense
   limitation and expenses paid indirectly               (0.32%)         (0.15%)      (0.18%)     (0.01%)       0.08%       0.44%
Portfolio turnover                                          61%             61%          82%        121%         125%        112%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the periods ended December 31, 1999 and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4)  Total return reflects expense limitations in effect for the Series.

                                                                  Trend Series-9

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.














Investment Company Act File No. 811-5162







DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
===================
Philadelphia o London

Delaware Group
Premium Fund

U.S. Growth Series

Service Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the U.S. Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 .................................................................
Overview                                                   page 1
U.S. Growth Series                                              1
 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in the Series                            5
Investment manager                                              6
Portfolio managers                                              6
Fund administration (Who's who)                                 7

 .................................................................
Important information about
   the Series                                              page 8
Share classes                                                   8
Purchase and redemption of shares                               8
Valuation of shares                                             8
Dividends, distributions and taxes                              8
 .................................................................
Financial highlights                                       page 9

Overview: U.S. Growth Series

What are the Series' goals?

     U.S. Growth Series seeks to maximize capital appreciation. Although the Series will strive to achieve its investment goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Our strategy is to identify companies whose earnings are expected to grow faster than the U.S. economy in general. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Series' selection decisions.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Series shares will increase and decrease according to changes in the value of the Series' investments. This Series will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for capital growth potential.

o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is to receive current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


                                                            U.S. Growth Series-1

How has the Series performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in U.S. Growth Series. We show the return for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Service Class shares of the Series were first offered on May 1, 2000 and are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The performance shown in this bar chart is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee.

During the period illustrated in this bar chart, Standard Class' highest quarterly return was 8.41% for the quarter ended September 30, 2000 and its lowest quarterly return was -18.03% for the quarter ended December 31, 2000.

                                                                    Total return

------------------------------------------------------------------           10%

------------------------------------------------------------------            5

------------------------------------------------------------------            0

-4.16%
------------------------------------------------------------------           -5
 2000


                               Average annual returns for period ending 12/31/00

                                      U.S. Growth              S&P 500 Composite
                                        Series                 Stock Price Index

   1 year                               -4.16%                     -9.10%
   Since inception (11/15/99)            1.33%                     -3.47%

Performance shown in the average annual return table above is that of Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. The performance of Service Class shares would have been lower than that of Standard Class to the extent of the 12b-1 fee. Future performance will reflect the deduction of the 12b-1 fee.

The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                            U.S. Growth Series-2

How we manage the Series

Our investment strategies

U.S. Growth Series seeks to maximize capital appreciation. We invest primarily in common stocks and though we have the flexibility to invest in companies of all sizes, we generally focus on medium- and large-sized companies. Our goal is to own companies with the potential to grow earnings faster than the U.S. economy in general. We look for companies that have:

o low dividend yields;

o strong balance sheets; and

o high expected earnings growth rates relative to their industry.


There are a number of catalysts that might increase a company's potential for accelerated earnings growth. Our disciplined, research-intensive selection process is designed to identify earnings catalysts such as:

o management changes;

o new products;

o structural changes in the economy; or

o corporate restructurings and turnaround situations.

We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

U.S. Growth Series uses the same investment strategy as Delaware U.S. Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


The securities we typically invest in
Stocks offer investors the potential for capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          Generally, we invest 85% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                     in common stock of companies that we think have appreciation
corporation's profits and losses, proportionate to the                potential. We may invest in companies of all sizes, but
number of shares they own.                                            typically focus on medium- and large-sized companies.
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities and American Depositary Receipts:                  The Series may invest up to 20% of its assets in securities
Securities of foreign entities issued directly or, in the             of foreign issuers. Such foreign securities may be traded on
case of American Depositary Receipts (ADRs), through a U.S.           a foreign exchange, or they may be in the form of ADRs.
bank. ADRs represent a bank's holding of a stated number of           Direct ownership of foreign securities will typically not be
shares of a foreign corporation. An ADR entitles the holder           a significant part of our strategy. We may, however own ADRs
to all dividends and capital gains earned by the underlying           when we think they offer greater appreciation potential than
foreign shares. ADRs are bought and sold in the same way as           domestic stocks.
U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series would only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------

                                                            U.S. Growth Series-3

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 10%
                                                                      limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready              We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities.
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Fixed-income securities: Securities that may include debt             We may invest up to 35% of the Series' assets in debt
securities, bonds, convertible bonds, as well as,                     securities, bonds, convertible bonds, preferred stocks and
non-investment grade fixed-income securities.                         convertible preferred stock. We may also invest up to 10% of this portion in non-investment grade bonds if we believe
                                                                      that doing so would help us to meet the Series' objective.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or              We might use options or futures to neutralize the effect of
sell a security or group of securities at an agreed upon              any anticipated price declines, without selling the
price at a future date. The purchaser of an option may or             security. We might also use options or futures to gain
may not choose to go through with the transaction.                    exposure to a particular market segment without purchasing individual securities in that segment particularly if we had
Writing a covered call option on a security obligates the             excess cash that we wanted to invest quickly.
owner of the security to sell it at an agreed upon price on
an agreed upon date (usually no more than nine months in the          When writing call options we will only write covered call
future.) The owner of the security receives a premium                 options-call options on securities we actually own.
payment from the purchaser of the call, but if the security
appreciates to a price greater than the agreed upon selling           Use of these strategies can increase the operating costs of
price, a series would lose out on those gains.                        the Series and can lead to loss of principal.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------


The Series may also invest in other securities including U.S. government securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

When-issued securities, delayed delivery and firm commitment agreements The Series may purchase securities on a delayed delivery or when-issued basis; that is, paying for securities before delivery or taking delivery at a later date. The Series may also enter into firm commitment agreements (the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Series assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Series' total assets, the Series will not purchase any securities.

Temporary defensive positions For temporary defensive purposes, U.S. Growth Series may hold all or a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.



                                                            U.S. Growth Series-4

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in U.S. Growth Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and generally do not
confidence.                                                           trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of              We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be              We are permitted to invest up to 20% of the Series'
adversely affected by political instability (including               portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes         securities, they are generally ADRs which are denominated in
in currency exchange rates, foreign economic conditions or           U.S. dollars and traded on U.S. stock exchanges.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities to 15% of net
readily sold within seven days at approximately the price             assets.
that the Series values them.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond's issuer (or an            Fixed-income securities are not typically a significant
entity that insures the bond) will be unable to make timely           component of our strategy. However, when we do invest in
payments of interest and principal.                                   fixed-income securities, we will not hold more than 10% of net assets in high-yield, non-investment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a series             We will not use futures and options for speculative reasons.
may experience a loss if it employs an options or futures             We may use options and futures to protect gains in the
strategy related to a security or a market index and that             portfolio without actually selling a security. We may also
security or index moves in the opposite direction from what           use options and futures to quickly invest excess cash so
the manager anticipated. Futures and options also involve             that the portfolio is generally fully invested.
additional expenses, which could reduce any benefit or
increase any loss that a series gains from using the
strategy.
------------------------------------------------------------------------------------------------------------------------------------

                                                            U.S. Growth Series-5

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

Portfolio managers
Frank Houghton and Gerald S. Frey have primary responsibility for making day-to-day investment decisions for U.S. Growth Series. Mr. Houghton has been part of the growth team that has managed the Series since its inception. Mr. Frey joined Mr. Houghton on January 4, 2001.

Frank Houghton, Vice President/Senior Portfolio Manager, received a BBA from Manhattan College and attended New York University Graduate School of Business Administration. Prior to joining Delaware Investments in March 2000, Mr. Houghton was President and Portfolio Manager of Lynch & Mayer, Inc., which he joined in 1990 and became President in 1999. Prior to joining Lynch & Mayer, Inc., Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969-1977.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.


                                                            U.S. Growth Series-6

Who's who?
The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                            U.S. Growth Series-7

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value. From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                            U.S. Growth Series-8

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. Because Service Class has only been in operation since May 1, 2000, the highlights shown for the period ended December 31, 1999 and the full year 2000 are that of Standard Class and do not reflect the 0.30% 12b-1 fee (currently set at 0.15%) to which Service Class is subject. The highlights of Service Class shares are shown separately for the limited period May 1, 2000 through December 31, 2000 and reflect the higher expenses that result from the 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


                                                        Service Class                   Standard Class
---------------------------------------------------------------------------------------------------------
                                                              Period                           Period
                                                             5/1/00(1)                        11/15/99(1)
                                                              through            Year Ended    through
U.S. Growth Series                                            12/31/00            12/31/00    12/31/99
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.910             $10.590      $10.000
Income (loss) from investment
   operations:
Net investment income(2)                                        0.004               0.076        0.026
Net realized and unrealized gain (loss)
   on investments                                              (0.784)             (0.515)       0.564
                                                              -------             -------      -------
Total from investment operations                               (0.780)             (0.439)       0.590
                                                              -------             -------      -------
Less dividends:
Dividends from net investment income                               --              (0.011)          --
Total dividends                                                    --              (0.011)          --
                                                              -------             -------      -------
Net asset value, end of period                                $10.130             $10.140      $10.590
                                                              =======             =======      =======
Total return(3)                                                (7.15%)             (4.16%)       5.90%(4)
Ratios and supplemental data
Net assets, end of period (000 omitted)                            $5             $27,231       $8,744
Ratio of expenses to average net assets                         0.89%               0.74%        0.75%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.89%               0.74%        0.79%
Ratio of net investment income to
   average net assets                                           0.05%               0.57%        3.33%
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly                      0.05%               0.57%        3.29%
Portfolio turnover                                                91%                 91%           0%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4) Total return reflects expense limitations in effect for the Series.

                                                            U.S. Growth Series-9

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.


You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.







Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
===================
PhiladelphiaoLondon

DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia o London

Delaware Group
Premium Fund

Balanced Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001


This Prospectus offers the Balanced Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ..........................................................
Overview                                            page 1
Balanced Series (formerly Delaware Balanced Series)      1
 ..........................................................
How we manage the Series                            page 2
Our investment strategies                                2
The securities we typically invest in                    2
The risks of investing in the Series                     4
Investment manager                                       6
Portfolio managers                                       6
Fund administration (Who's who)                          7
 ..........................................................
Important information about the Series              page 8
Share classes                                            8
Purchase and redemption of shares                        8
Valuation of shares                                      8
Dividends, distributions and taxes                       8
 ..........................................................
Financial highlights                                page 9

Overview: Balanced Series (formerly Delaware Balanced Series)


What are the Series' goals?
              Balanced Series seeks a balance of capital appreciation, income and preservation of capital. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Series' assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for stocks and bonds combined in a single investment.

o Investors seeking a measure of capital preservation.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.


How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Balanced Series. We show how returns for Standard Class of Balanced Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 17.54% for the quarter ended March 31, 1991 and its lowest quarterly return was -9.11% for the quarter ended September 30, 1999.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

26.59%   13.85%   8.18%  -0.15%   26.58%  15.91%   26.40%  18.62% -7.85%  -3.12%
--------------------------------------------------------------------------------
1991     1992     1993    1994    1995    1996     1997    1998    1999    2000

                              Average annual returns for periods ending 12/31/00

                Balanced Series    S&P 500 Composite Stock     Lehman Brothers
                Standard Class         Price Index          Aggregate Bond Index
  1 year            -3.12%               -9.10%                    11.63%
  5 years            9.18%               18.33%                     6.46%
  10 years          11.82%               17.44%                     7.96%

The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The Lehman Brothers Aggregate Bond Index measures the performance of about approximately 5,500 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. Neither index is a perfect comparison to Balanced Series since the S&P 500 Composite Stock Price Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.



                                                               Balanced Series-1

How we manage the Series


Our investment strategies

Balanced Series is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of capital. We blend several investment strategies to manage this Series.

We seek capital appreciation by investing primarily in common stocks of companies we believe have:

o reasonably priced equity securities with strong, consistent and predictable earnings growth rates;

o strong, capable management teams and competitive products or services; and

o an attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest at least 25% of the Series' net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

Balanced Series uses the same investment strategy as Delaware Balanced Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.



The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.


------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Balanced Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership    Generally, we invest up to 75% of net assets in common stocks.
in a corporation. Stockholders participate in the
corporation's profits and losses, proportionate to the number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks or corporate   The Series may invest in convertible securities; however, we will
bonds that can be exchanged for a set number of shares of       not invest more than 10% of the net assets of the Series in
common stock at a predetermined price. These securities offer   convertible securities that are rated below investment grade by a
higher appreciation potential than nonconvertible bonds and     nationally recognized statistical rating organization (NRSRO) or in greater income potential than nonconvertible preferred stocks.  securities that are unrated but deemed equivalent to non-investment grade.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that        There is no limit on government-related mortgage-backed securities
represent pools of mortgages, with investors receiving          or on privately issued mortgage-backed securities that are fully
principal and interest payments as the underlying mortgage      collateralized by government securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or               We may invest up to 20% of net assets in mortgage-backed securities
instrumentalities, such as the Federal Home Loan Mortgage       issued by private companies if the securities are not collateralized
Corporation, Fannie Mae and the Government National Mortgage    by the U.S. government, or its agencies or instrumentalities.
Association. Others are issued by private financial             However, these securities must be rated at the time of purchase in
institutions, with some fully collateralized by certificates    one of the four highest categories by an NRSRO such as S&P or issued or guaranteed by the U.S. government or its agencies or  Moody's. They must also represent interests in whole-loan mortgages,
instrumentalities.                                              multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. The privately issued securities we invest in are either CMOs or REMICs
                                                                (see below).
------------------------------------------------------------------------------------------------------------------------------------


                                                               Balanced Series-2

------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Balanced Series
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately issued    See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the mortgages that are grouped into different pools according to their
maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs): Privately    See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property.
Like CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by accounts      We invest only in asset-backed securities rated in one of the four receivables including home equity, automobile or credit loans.  highest categories by an NRSRO.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by a corporation.      We focus on bonds rated in one of the four highest categories by an
                                                                NRSRO (or, if unrated, deemed equivalent), with maturities typically between one and 30 years.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as    Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller      for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at    repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal    102% of the repurchase price. The Series will only enter into
to an agreed upon interest rate. Repurchase agreements are      repurchase agreements in which the collateral is U.S. government
often viewed as equivalent to cash.                             securities.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates issued by a   We may invest without limitation in ADRs.
U.S. bank that represent the bank's holding of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying
foreign shares. ADRs are bought and sold the same as U.S.
securities.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In an interest    We may use interest rate swaps to adjust the Series' sensitivity to rate swap, a series receives payments from another party based  interest rates, or to hedge against changes in interest rates.
on a floating interest rate in return for making payments
based on a fixed interest rate. An interest rate swap can also  Index swaps may be used to gain exposure to markets that the Series
work in reverse, with a series receiving payments based on a    invests in or as a substitute for futures options or forward
fixed interest rate and making payments based on a floating     contracts if such contracts are not directly available to the Series
interest rate. In an index swap, a series receives gains or     on favorable terms.
incurs losses based on the total return of an index, in
exchange for making fixed or floating interest rate payments    Interest rate swaps and index swaps will be considered illiquid
to another party.                                               securities (see below).
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities: Restricted securities are   We may invest up to 10% of net assets in illiquid securities. For
privately placed securities whose resale is restricted under    this Series, the 10% limit includes restricted securities such as
securities law.                                                 privately placed securities that are eligible for resale only among certain institutional buyers without registration, which are
Illiquid securities are securities that do not have a ready     commonly known as "Rule 144A Securities" and repurchase agreements
market, and cannot be easily sold within seven days at          with maturities of over seven days.
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------



                                                               Balanced Series-3

The Series may also invest in other securities including real estate investment trusts, options, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Balanced Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Balanced Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Balanced Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. The Series modified its investment strategy in April 2000 to become more growth-oriented. As a result, portfolio turnover may be relatively higher than in past years, and may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.


The risks of investing  in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Balanced Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                   Risks                                                            How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Balanced Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on stocks we
securities in a certain market--like the stock or bond          believe can appreciate over an extended time frame regardless of
market--will decline in value because of factors such as        interim market fluctuations. We do not try to predict overall stock
economic conditions, future expectations or investor            market movements and generally do not trade for short-term purposes.
confidence.

                                                                We diversify the Series' assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment conditions.

                                                                In evaluating the use of an index swap, we carefully consider how market changes could affect the swap and how that compares to us investing directly in the market the swap is intended to represent.
------------------------------------------------------------------------------------------------------------------------------------



                                                               Balanced Series-4

------------------------------------------------------------------------------------------------------------------------------------
                   Risks                                                            How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Balanced Series
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of        We limit the amount of the Series' assets invested in any one
securities in a particular industry or the value of an          industry and in any individual security. We also follow a rigorous
individual stock or bond will decline because of changing       selection process before choosing securities for the portfolio.
expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly    We do not try to increase return by predicting and aggressively
bonds with longer maturities, will decrease in value if         capitalizing on interest rate moves. Instead, we aim to keep the
interest rates rise.                                            interest rate risk similar to the Lehman Brothers Aggregate Bond
                                                                Index.
Swaps may be particularly sensitive to interest rate changes.
Depending on the actual movements of interest rates and how     We will not invest in swaps with maturities of more than two years.
well the portfolio manager anticipates them, a series could     Each business day we calculate the amount the Series must pay for
experience a higher or lower return than anticipated.           swaps it holds and will segregate cash or other liquid securities to cover that amount.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be         We typically invest only a small portion of the Series' portfolio in
adversely affected by political instability (including          foreign securities. When we do purchase foreign securities, they are
governmental seizures or nationalization of assets), changes    often denominated in U.S. dollars. We also tend to avoid markets
in currency exchange rates, foreign economic conditions or      where we believe accounting principles or the regulatory structure
inadequate regulatory and accounting standards. Foreign         are underdeveloped.
markets may also be less efficient, less liquid, have greater price volatility, less regulation and higher transaction costs than U.S. markets.

Several European countries began participating in the European
Economic and Monetary Union, which has established a common
currency for participating countries. This currency is
commonly known as the "Euro." The long-term consequences of
the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the
Series.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be     We limit exposure to illiquid securities. Swap agreements will be readily sold within seven days at approximately the price that  treated as illiquid securities, but most swap dealers will be
the Series values them.                                         willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------


                                                               Balanced Series-5

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

Portfolio managers
John B. Jares, Paul A. Grillo and Stephen R. Cianci have primary responsibility for making day-to-day investment decisions for Balanced Series.

John B. Jares, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Colorado State University and a master's degree in finance from the University of Colorado. Prior to joining Delaware Investments in 1999, Mr. Jares was a Vice President and Portfolio Manager at Berger Associates, where he managed the Berger Balanced Fund. He also worked previously as a Portfolio Manager at Founders Asset Management. Mr. Jares is a Chartered Financial Analyst. He has been managing the Balanced Series since March 2000.

Paul A. Grillo, Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. He has been managing the fixed-income portion of the Balanced Series since April 2000.

Stephen R. Cianci, Vice President/Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also serves as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. He has been managing the fixed-income portion of the Balanced Series since April 2000.


                                                               Balanced Series-6

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.


Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.





                                                               Balanced Series-7

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and  taxes
Dividends, if any, are paid annually. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.





                                                               Balanced Series-8

Financial highlights


The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                             Standard Class
---------------------------------------------------------------------------------------------------------------------------
Balanced Series                                                                       Year Ended 12/31
(formerly Delaware Balanced Series)                            2000          1999           1998          1997         1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $17.340        $20.040       $19.050       $16.640      $15.500
Income (loss) from investment operations:
Net investment income(1)                                       0.399          0.408         0.349         0.435        0.530
Net realized and unrealized gain (loss) on investments        (0.956)        (1.958)        2.831         3.575        1.765
                                                             -------        -------        ------        ------       ------
Total from investment operations                              (0.557)        (1.550)        3.180         4.010        2.295
Less dividends and distributions
Dividends from net investment income                          (0.451)        (0.380)       (0.420)       (0.530)      (0.500)
Distributions from net realized gain on investments           (1.102)        (0.770)       (1.770)       (1.070)      (0.655)
                                                             -------        -------       -------       -------      -------
Total dividends and distributions                             (1.553)        (1.150)       (2.190)       (1.600)      (1.155)
                                                             -------        -------       -------       -------      -------
Net asset value, end of period                               $15.230        $17.340       $20.040       $19.050      $16.640
                                                             =======        =======       ======-       =======      =======
Total return(2)                                               (3.12%)        (7.85%)       18.62%        26.40%       15.91%
Ratios and supplemental data
Net assets, end of period (000 omitted)                     $120,705       $172,002      $201,856      $127,675      $75,402
Ratio of expenses to average net assets                        0.79%          0.74%         0.70%         0.67%        0.68%
Ratio of net investment income to average net assets           2.54%          2.17%         2.20%         2.85%        3.56%
Portfolio turnover                                              179%           107%           94%           67%          92%

(1)Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.

(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.



                                                               Balanced Series-9

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.






Investment Company Act File No. 811-5162




DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Capital Reserves Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Capital Reserves Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents
 ...................................................................
Overview                                                     page 1
Capital Reserves Series                                           1
 ...................................................................
How we manage the Series                                     page 3
Our investment strategies                                         3
The securities we typically invest in                             3
The risks of investing in the Series                              5
Investment manager                                                6
Portfolio managers                                                6
Fund administration (Who's who)                                   7

 ...................................................................
Important information about
  the Series                                                 page 8
Share classes                                                     8
Purchase and redemption of shares                                 8
Valuation of shares                                               8
Dividends, distributions and taxes                                8
 ...................................................................
Financial highlights                                         page 9

Overview: Capital Reserves Series

What are the Series' goals?
          Capital Reserves Series seeks a high stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? Capital Reserves Series invests primarily in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by adverse changes in interest rates or, in the case of corporate bonds, by poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for relatively stable and high income flow.

o Investors looking for the security associated with a portfolio of high quality fixed-income securities.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

                                                       Capital Reserves Series-1

How has the Series performed?
-------------------------------------------------------------------------------


This bar chart and table can help you evaluate the risks of investing in Capital Reserves Series. We show how returns for Standard Class of Capital Reserves Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 4.35% for the quarter ended June 30, 1995 and its lowest quarterly return was -2.21% for the quarter ended March 31, 1994.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

8.84%   7.20%   7.85%  -2.68%   14.08%   4.05%   7.60%    6.78%    0.28%   8.46%
--------------------------------------------------------------------------------
1991    1992    1993    1994    1995     1996    1997     1998     1999     2000

                             Average annual returns for periods ending 12/31/00

                      Capital Reserves Series    Lehman Brothers Intermediate
                           Standard Class       Government Corporate Bond Index

 1 year                        8.46%                        10.12%
 5 years                       5.39%                         6.11%
10 years                       6.15%                         7.36%

The Series' returns are compared to the performance of the Lehman Brothers Intermediate Government Corporate Bond Index. Lehman Brothers Intermediate Government Corporate Bond Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of four to five years. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                          Cash Reserves Series-2

How we manage the Series

Our investment strategies

Capital Reserves Series is a type of current income fund that invests in a variety of high quality fixed-income securities which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series. The average weighted maturity of the Series' portfolio will normally range from five to seven years. It will not exceed ten years. We will decide where to position the portfolio within this permissible maturity range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the average weighted maturity of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the average weighted maturity. We have the ability to purchase individual securities with a remaining maturity of up to 15 years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.



The securities we      Fixed-income securities offer the potential for greater
typically invest in    income payments than stocks, and also may provide capital
                       appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                Securities                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                Capital Reserves Series
------------------------------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury obligations include               We may invest without limit in U.S. Treasury
Treasury bills, notes and bonds of                     securities, though they are typically not our
varying maturities. U.S. Treasury                      largest holding because they generally do not
securities are backed by the "full faith               offer as high a level of current income as
and credit" of the United States.                      other fixed-income securities.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income               There is no limit on government-related
securities that represent pools of                     mortgage-backed securities or on privately
mortgages, with investors receiving                    issued mortgage-backed securities that are
principal and interest payments as the                 fully collateralized by government securities.
underlying mortgage loans are paid back.
Many are issued and guaranteed against                 We may invest up to 20% of net assets in
default by the U.S. government or its                  mortgage-backed securities issued by private
agencies or instrumentalities, such as                 companies if the securities are not
the Federal Home Loan Mortgage                         collateralized by the U.S. government, or its
Corporation, Fannie Mae and the                        agencies or instrumentalities. However, these
Government National Mortgage Association.              securities must be rated at the time of
Others are issued by private financial                 purchase in one of the four highest categories
institutions, with some fully                          by a nationally recognized statistical rating
collateralized by certificates issued or               organization (NRSRO) such as S&P or Moody's.
guaranteed by the U.S. government or its               They must also represent interests in
agencies or instrumentalities.                         whole-loan mortgages, multi-family mortgages,
                                                       commercial mortgages and other mortgage
                                                       collateral supported by a first mortgage lien
                                                       on real estate. The privately issued securities
                                                       we invest in are either CMOs or REMICs (see
                                                       below).
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations                    See mortgage-backed securities above.
(CMOs): Privately issued mortgage-backed
bonds whose underlying value is the
mortgages that are grouped into different
pools according to their maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits               See mortgage-backed securities above.
(REMICs): Privately issued
mortgage-backed bonds whose underlying
value is a fixed pool of mortgages
secured by an interest in real property.
Like CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Capital Reserves Series-3

------------------------------------------------------------------------------------------------------------------------------------
                Securities                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                Capital Reserves Series
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes                We invest only in asset-backed securities rated
backed by accounts receivables including               in one of the four highest categories by an
home equity, automobile or credit loans.               NRSRO.
------------------------------------------------------------------------------------------------------------------------------------
Corporate debt: Debt obligations issued by             We focus on corporate debt with investment
a corporation, including corporate notes,              grade ratings, that is bonds rated BBB or
bonds and other debt securities.                       better by S&P or Baa or better by Moody's. We
                                                       may invest in debt that is unrated, if we
                                                       believe the quality of the securities is
                                                       comparable to the ratings above.
------------------------------------------------------------------------------------------------------------------------------------
Certificates of deposit and obligations of             We may invest in certificates of deposit from
both U.S. and foreign banks: Debt                      banks that have assets of at least one billion
instruments issued by a bank that pay                  dollars.
interest.
------------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper: Short-term                 We may invest in commercial paper that is rated
debt obligations with maturities ranging               P-1 or P-2 by Moody's and/or A-1 or A-2 by S&P.
from 2 to 270 days, issued by companies.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement                    Typically, we use repurchase agreements as a
between a buyer, such as the Series, and a             short-term investment for the Series' cash
seller of securities in which the seller               position. In order to enter into these
agrees to buy the securities back within a             repurchase agreements, the Series must have
specified time at the same price the buyer             collateral of at least 102% of the repurchase
paid for them, plus an amount equal to an              price. The Series will only enter into
agreed upon interest rate. Repurchase                  repurchase agreements in which the collateral
agreements are often viewed as equivalent              is U.S. government securities.
to cash.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap                      We may use interest rate swaps to adjust the
agreements: In an interest rate swap, a                Series' sensitivity to interest rates, or to
series receives payments from another                  hedge against changes in interest rates.
party based on a floating interest rate in
return for making payments based on a                  Index swaps may be used to gain exposure to
fixed interest rate. An interest rate swap             markets that the Series invests in or as a
can also work in reverse, with a series                substitute for futures options or forward
receiving payments based on a fixed                    contracts if such contracts are not directly
interest rate and making payments based on             available to the Series on favorable terms.
a floating interest rate. In an index
swap, a series receives gains or incurs                Interest rate swaps and index swaps will be
losses based on the total return of an                 considered illiquid securities (see below).
index, in exchange for making fixed or
floating interest rate payments to another
party.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities:                    We may invest up to 10% of net assets in
Restricted securities are privately placed             illiquid securities. For this Series, the 10%
securities whose resale is restricted                  limit includes restricted securities such as
under securities law.                                  privately placed securities that are eligible
                                                       for resale only among certain institutional
Illiquid securities are securities that do             buyers without registration, which are commonly
not have a ready market, and cannot be                 known as "Rule 144A Securities" and repurchase
easily sold within seven days at                       agreements with maturities of over seven days.
approximately the price that a series has
valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also enter into options and purchase depositary receipts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Capital Reserves Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Capital Reserves Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that the Series' annual portfolio turnover will be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.


                                                       Capital Reserves Series-4

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Capital Reserves Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                Risks                                         How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                Capital Reserves Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a                  We maintain a long-term investment approach and
majority of the securities in a certain                focus on fixed-income securities that we
market--like the stock or bond                         believe can continue to make interest and
market--will decline in value because of               principal payments over an extended time frame
factors such as economic conditions,                   regardless of interim market fluctuations. We
future expectations or investor                        do not try to predict overall bond market
confidence.                                            movements and generally do not trade for
                                                       short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk                 We diversify the Series' portfolio. We also
that the value of securities in a                      follow a rigorous selection process before
particular industry or the value of an                 choosing securities for the portfolio.
individual stock or bond will decline
because of changing expectations for the
performance of that industry or for the
individual company issuing the stock or
bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that                   We do not try to increase return by predicting
securities, particularly bonds with longer            and aggressively capitalizing on interest rate
maturities, will decrease in value if                 moves.
interest rates rise.
                                                      We will not invest in interest rate swaps with
Swaps may be particularly sensitive to                maturities of more than two years. Each
interest rate changes. Depending on the               business day we calculate the amount the Series
actual movements of interest rates and how            must pay for swaps it holds and will segregate
well the portfolio manager anticipates                cash or other liquid securities to cover that
them, a series could experience a higher              amount.
or lower return than anticipated.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that there is the             We may hold securities rated in the fourth
possibility that a bond's issuer (or an               category of investment grade; however, we
entity that insures the bond) will be                 carefully evaluate their creditworthiness
unable to make timely payments of interest            before purchasing the security.
and principal.
                                                      If the rating of a corporate debt security held
Debt securities rated in the fourth                   by the Series falls below the fourth rating
category of investment grade (e.g., BBB by            grade or if we determine that an unrated
S&P or Baa by Moody's) may have                       security is no longer of comparable quality, we
speculative characteristics. Changes in               will dispose of the security as soon as
economic conditions or other circumstances            practical, unless we think that would be
are more likely to affect issuers' ability            detrimental in light of market conditions.
to make principal and interest payments.
------------------------------------------------------------------------------------------------------------------------------------
Prepayment risk is the risk that                      We take into consideration the likelihood of
homeowners will prepay mortgages during               prepayment when we select mortgages. We may
periods of low interest rates, forcing an             look for mortgage securities that have
investor to reinvest their money at                   characteristics that make them less likely to
interest rates that might be lower than               be prepaid, such as low outstanding loan
those on the prepaid mortgage.                        balance or below-market interest rates.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that                We limit exposure to illiquid securities. Swap
securities cannot be readily sold within              agreements will be treated as illiquid
seven days at approximately the price that            securities, but most swap dealers will be
a series values them.                                 willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------


                                                       Capital Reserves Series-5

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.50% of average daily net assets for the last fiscal year.

Portfolio managers
Paul A. Grillo and Stephen R. Cianci have primary responsibility for making day-to-day investment decisions for the Capital Reserves Series. They became co-managers of the Series in April 2000.

Paul A. Grillo, Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. He has been managing the fixed-income portion of the Capital Reserves Series since April 2000.

Stephen R. Cianci, Vice President/Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. He has been managing the fixed-income portion of the Capital Reserves The Series since April 2000.



                                                       Capital Reserves Series-6

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio Managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.


                                                       Capital Reserves Series-7

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which is described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Dividends, distributions and taxes
Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                       Capital Reserves Series-8

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                         Standard Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended 12/31
Capital Reserves Series                                         2000        1999        1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.360     $ 9.880      $ 9.790     $ 9.690      $ 9.930
Income (loss) from investment operations:
Net investment income                                           0.590       0.546        0.556       0.613        0.623
Net realized and unrealized gain (loss)
   on investments                                               0.170      (0.520)       0.090       0.100       (0.240)
                                                              -------     -------      -------     -------      -------

Total from investment operations                                0.760       0.026        0.646       0.713        0.383
                                                              -------     -------      -------     -------      -------
Less dividends
Dividends from net investment income                           (0.590)     (0.546)      (0.556)     (0.613)      (0.623)

Total dividends                                                (0.590)     (0.546)      (0.556)     (0.613)      (0.623)
                                                              -------       -----      -------     -------      -------
Net asset value, end of period                                 $9.530      $9.360       $9.880      $9.790       $9.690
                                                              =======      ======      =======     =======      =======
Total return(1)                                                 8.46%       0.28%        6.78%       7.60%        4.05%
Ratios and supplemental data
Net assets, end of period (000 omitted)                       $27,813     $36,701      $41,711     $29,177      $27,768
Ratio of expenses to average net assets                         0.63%       0.79%        0.79%       0.75%        0.72%
Ratio of net investment income
   to average net assets                                        6.34%       5.68%        5.62%       6.31%        6.43%
Portfolio turnover                                               177%        129%         166%        120%         122%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.



                                                       Capital Reserves Series-9

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.






Investment Company Act File No. 811-5162




DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London

Delaware Group
Premium Fund

Cash Reserve Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Cash Reserve Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ................................................................................
Overview                                                                  page 1
Cash Reserve Series                                                            1
 ................................................................................
How we manage the Series                                                  page 3
Our investment strategies                                                      3
The securities we typically invest in                                          3
The risks of investing in the Series                                           4
Investment manager                                                             4
Fund administration (Who's who)                                                5
 ................................................................................
Important information about
 the Series                                                               page 6
Share classes                                                                  6
Purchase and redemption of shares                                              6
Valuation of shares                                                            6
Dividends, distributions and taxes                                             6
 ................................................................................
Financial highlights                                                      page 7

Overview: Cash Reserve Series

What are the Series' goals?
     Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $10 per share. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? Cash Reserve Series invests primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

Cash Reserve Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

We maintain an average maturity of 90 days or less. Also, we do not purchase any instruments with an effective remaining maturity of more than 397 days (approximately 13 months). We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

What are the main risks of investing in the Series? Cash Reserve Series will be affected primarily by declines in interest rates that would reduce the income provided by the Series. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $10 per share, it is possible to lose money by investing in the Series.

Who should invest in the Series

o Investors with short-term financial goals.

o Investors who do not want an investment whose value may fluctuate over the short-term.

o Investors who are looking for a short-term, relatively safe investment to complement more long-term investments in their portfolio.

Who should not invest in the Series

o Investors with long-term financial goals.

o Investors looking for relatively high income flow.

                                                           Cash Reserve Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Cash Reserve Series. We show how returns for Standard Class of Cash Reserve Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 1.56% for the quarter ended March 31, 1991 and its lowest quarterly return was 0.58% for the quarter ended June 30, 1993.

--------------------------------------------------------------------------------
                                                       Year-by-year total return


 5.58%   3.25%   2.48%   3.68%   5.48%   4.93%   5.10%   5.08%   4.81%   6.01%
--------------------------------------------------------------------------------
 1991    1992    1993    1994    1995    1996    1997    1998    1999    2000


                              Average annual returns for periods ending 12/31/00

                                                             Cash Reserve Series
                                                                Standard Class
1 year                                                               6.01%
5 years                                                              5.18%
10 years                                                             4.63%



                                                           Cash Reserve Series-2

How we manage the Series

Our investment strategies

We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

We maintain an average maturity of 90 days or less. Also, we do not purchase any securities with an effective remaining maturity of more than 397 days (approximately 13 months). We may shorten or lengthen the Series' average maturity based on our analysis of interest rate trends.

We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

Cash Reserve Series uses the same investment strategy as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                            How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Cash Reserve Series
------------------------------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury obligations include Treasury bills,             We may invest without limit in U.S. Treasury securities. We
notes and bonds of varying maturities. U.S. Treasury                 would typically invest in Treasury bills or longer term
securities are backed by the "full faith and credit" of the          Treasury securities whose remaining effective maturity is less
United States.                                                       than 13 months.
------------------------------------------------------------------------------------------------------------------------------------
Certificates of deposit and obligations of both U.S. and             We may invest in certificates of deposit from banks that have
foreign banks: Debt instruments issued by a bank that pay            assets of at least one billion dollars.
interest.

Investments in foreign banks and overseas branches of U.S.
banks may be subject to less stringent regulations and
different risks than U.S. domestic banks.
------------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper and other corporate obligations:          We may invest in commercial paper and other corporate
Short-term debt obligations with maturities ranging from 2           obligations rated in one of the two highest ratings categories
to 270 days, issued by companies.                                    by at least two nationally recognized statistical rating
                                                                     organizations (NRSROs). The purchase of a security that does not possess those ratings must be approved by the Board of
                                                                     Trustees in accordance with the maturity, quality and
                                                                     diversification conditions with which taxable money markets must comply. The Series will not invest more than 5% of its total assets in securities rated in the second highest category by an NRSRO.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The Series
to an agreed upon interest rate. Repurchase agreements are           will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------

                                                           Cash Reserve Series-3

The Series may also invest in asset-backed securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Cash Reserve Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. Following are the chief risks you assume when investing in the Cash Reserve Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                          Risks                                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Cash Reserve Series
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly         Because the Series invests in short-term securities, the value
bonds with longer maturities, will decrease in value if              of its investments is generally not affected by interest rate
interest rates rise.                                                 risk. However, a decline in interest rates would adversely affect the level of income provided by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that there is the possibility that a         The Series holds only high quality short-term securities.
bond's issuer (or an entity that insures the bond) will be           Therefore it is generally not subject to significant credit
unable to make timely payments of interest and principal.            risk.

                                                                     We limit our investments to those which the Board of Trustees has determined to involve minimal credit risks and to be of high quality and which will otherwise meet the maturity,
                                                                     quality and diversification conditions with which taxable money market funds must comply.
------------------------------------------------------------------------------------------------------------------------------------
Inflation risk is the risk that the return from your                 The Series is designed for short-term investment goals and
investments will be less than the increase in the cost of            therefore may not outpace inflation over longer time periods.
living due to inflation, thus preventing you from reaching           For this reason, the Series is not recommended as a primary
your financial goals.                                                investment for people with long-term goals.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.45% of average daily net assets for the last fiscal year.

                                                           Cash Reserve Series-4

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                           Cash Reserve Series-5

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. The Series is managed to maintain a constant $10 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We strive to manage the value of the Series' securities to stabilize the Series' NAV at $1.00 per share. Although we make every effort to maintain a stable NAV, there is no assurance that we will always be able to do so. We calculate NAV by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. We value the Series' portfolio securities at amortized cost.

Dividends, distributions and taxes
Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract
owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                           Cash Reserve Series-6

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                                      Standard Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended 12/31
Cash Reserve Series                                                         2000        1999         1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.000     $10.000      $10.000     $10.000      $10.000
Income from investment operations:
Net investment income                                                       0.585       0.471        0.497       0.497        0.482
                                                                          -------     -------      -------     -------      -------
Total from investment operations                                            0.585       0.471        0.497       0.497        0.482
                                                                          -------     -------      -------     -------      -------
Less dividends
Dividends from net investment income                                       (0.585)     (0.471)      (0.497)     (0.497)      (0.482)
                                                                          -------     -------      -------     -------      -------
Total dividends                                                            (0.585)     (0.471)      (0.497)     (0.497)      (0.482)
                                                                          -------     -------      -------     -------      -------
Net asset value, end of period                                            $10.000     $10.000      $10.000     $10.000      $10.000
                                                                          =======     =======      =======     =======      =======
Total return(1)                                                              6.01%       4.81%        5.08%       5.10%        4.93%
Ratios and supplemental data
Net assets, end of period (000 omitted)                                   $49,261     $57,421      $42,893     $30,711      $26,479
Ratio of expenses to average net assets                                     0.63%       0.56%        0.59%       0.64%        0.61%
Ratio of net investment income to average net assets                        5.84%       4.72%        4.96%       4.98%        4.82%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                                                           Cash Reserve Series-7

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.






Investment Company Act File No. 811-5162





DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Convertible Securities Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Convertible Securities Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ................................................................................
Overview                                                                  page 1
Convertible Securities Series                                                  1
 ................................................................................
How we manage the Series                                                  page 2
Our investment strategies                                                      2
The securities we typically invest in                                          2
The risks of investing in the Series                                           4
Investment manager                                                             5
Portfolio manager                                                              5
Fund administration (Who's who)                                                6

 ................................................................................
Important information about the Series                                    page 7
Share classes                                                                  7
Purchase and redemption of shares                                              7
Valuation of shares                                                            7
Dividends, distributions and taxes                                             7
 ................................................................................
Financial highlights                                                      page 8

Overview: Convertible Securities Series


What are the Series' goals?
     Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security which may be converted into a prescribed amount of common stock of the same or a different issuer at a specified price or using a specified pricing formula. A convertible security entitles the holder to receive interest paid on convertible debt or the dividend paid on a preferred stock until the convertible security matures, is redeemed or is converted.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in convertible securities prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. Convertible securities are often rated below investment grade and, as a result, are subject to a higher credit risk that the issuer will be unable to meet payments of interest and principal, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for appreciation potential combined with the potential for current income which could act as a cushion for the portfolio's performance.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.



How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Convertible Securities Series. We show how returns for Standard Class of Convertible Securities Series have varied over the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 8.70% for the quarter ended December 31, 1999 and its lowest quarterly return was -10.65% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

-1.17%                      6.97%                          3.77%
--------------------------------------------------------------------------------
 1998                       1999                           2000

                              Average annual returns for periods ending 12/31/00

                       Convertible Securities Series   Merrill Lynch Convertible
                                Standard Class              Securities Index

  1 year                           3.77%                        -11.70%
  Since inception (5/1/97)         6.96%                         13.92%

The Series' returns are compared to the performance of the Merrill Lynch Convertible Securities Index. The Merrill Lynch Convertible Securities Index is an unmanaged index representative of the convertible securities market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                 Convertible Securities Series-1

How we manage the Series

Our investment strategies

Convertible Securities Series is a type of total return fund that invests in convertible securities to pursue a two-pronged investment objective: capital appreciation and current income.

We invest primarily in convertible securities. Convertible securities are typically preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. They also pay dividends or interest. Our strategy is based on the belief that characteristics of these securities make them particularly appropriate investments in seeking both capital appreciation and current income. These characteristics include:

o the potential for capital appreciation as the value of the underlying common stock increases;

o the relatively high yield received from interest or dividend payments on convertible securities as compared to common stock dividends; and

o reduced price decline risk relative to the underlying common stock due to the income features of a convertible security.

Securities or assets obtained upon the conversion of convertible securities may be retained, subject to the Series' investment objective. There are no size limits on corporations in whose securities the Series may invest.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Convertible securities often blend the potential benefits of stocks and fixed-income securities.

----------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                          How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Convertible Securities Series
----------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks, corporate        Under normal conditions, the Series intends to invest at least
bonds or equity-linked securities that can be exchanged for        80% of its total assets in convertible securities, which may
a set number of shares of common stock at a predetermined          include privately placed convertible securities.
price. These securities typically offer higher appreciation
potential than nonconvertible bonds and greater income             We will invest in convertible debt securities without regard to
potential than nonconvertible preferred stocks.                    rating categories. To the extent that convertible debt
                                                                   securities we hold are not investment grade or are not rated,
Convertible bonds are often rated below investment grade,          there may be a greater risk as to the timely payment of
that is, not rated within the four highest categories by S&P       interest and principal.
and Moody's. Debt securities rated below investment grade
are often referred to as "high-yield bonds" or "junk bonds,"       If a convertible security held by the Series is called for
although these terms are not generally used in reference to        redemption, the Series will be required to redeem the security,
convertible debt securities.                                       convert it into the underlying common stock or sell it to a third party.
A convertible security may be subject to redemption at the
option of the issuer at a price established in the
instrument under which the convertible security was issued.
----------------------------------------------------------------------------------------------------------------------------------

                                                 Convertible Securities Series-2

----------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                          How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Convertible Securities Series
----------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero coupon               The Series may invest in zero coupon bonds and payment-in-kind
securities are debt obligations which do not entitle the           bonds, though this is not expected to be a significant
holder to any periodic payments of interest prior to               component of its strategy. The market prices of these bonds are
maturity or a specified date when the securities begin             generally more volatile than the market prices of securities
paying current interest. Therefore, they are issued and            that pay interest periodically and are likely to react to
traded at a discount from their face amounts or par value.         changes in interest rates to a greater degree than
Payment-in-kind bonds pay interest or dividends in the form        interest-paying bonds having similar maturities and credit
of additional bonds or preferred stock.                            quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.
----------------------------------------------------------------------------------------------------------------------------------
Private placements: Private placement securities are               What portion of the Series' portfolio is invested in
securities which have not been registered with the SEC and         convertible securities purchased in private placements depends
are usually only sold to large institutional investors. An         upon the relative attractiveness of those securities compared
issuer is often willing to provide more attractive features        to convertible securities that are publicly offered.
in securities issued privately because it has avoided the          Ordinarily, the Series expects that 50% of its portfolio may be
expense and delay involved in a public offering. Many              invested in convertible securities purchased in private
private placement securities are subject to the SEC's Rule         placements, but the percentage may be substantially greater or
144A, which permits them to be freely traded among qualified       less than 50%, depending upon prevailing market conditions.
institutional buyers. These securities may therefore have a
liquid secondary market.                                           We anticipate that substantially all of the private placements we purchase will be subject to Rule 144A. Subject to procedures approved by the Series' Board of Trustees, we may treat Rule
                                                                   144A securities as liquid and therefore not subject to the 15%
                                                                   limitation on illiquid securities described below.
----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of at least 102% of the repurchase price. The Series
to an agreed upon interest rate. Repurchase agreements are         will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                collateral is U.S. government securities.
----------------------------------------------------------------------------------------------------------------------------------
Foreign securities, Eurodollar convertible securities and          We may use foreign securities, Eurodollar convertible
depositary receipts or notes: Securities of foreign                securities and depositary receipts to add diversification to
entities, including issuers located in emerging markets,           the portfolio by permitting the Series to make investments
issued directly or, in the case of depositary receipts,            outside the U.S. market.
through a bank. Such foreign securities may be traded on a
foreign exchange, or they may be in the form of depositary
receipts or notes, such as American Depositary Receipts
(ADRs), American Depositary Notes (ADNs), European
Depositary Receipts (EDRs), European Depositary Notes
(EDNs), Global Depositary Receipts (GDRs) or Global
Depositary Notes (GDNs). Depositary receipts and notes
represent a bank's holding of a stated number of shares of a foreign corporation, which entitles the holder to all
dividends and capital gains earned by the underlying foreign shares.

The Series may also invest in Eurodollar convertible
securities. Eurodollar convertible securities are
fixed-income securities that are denominated in U.S. dollars and which are convertible into equity securities of that
issuer. These Eurodollar securities are payable outside of
the United States.
----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready           We may invest up to 15% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at             including repurchase agreements with maturities of over seven
approximately the price that a series has valued them.             days.
----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred and common stock, warrants, U.S. government securities, non-convertible fixed-income securities, options, futures contracts and options on futures contracts and money market securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.

                                                 Convertible Securities Series-3

Lending securities Convertible Securities Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Convertible Securities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Short sales against the box The Series may engage in short sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" if the Series owns or has the right to obtain securities identical to those sold short, at no added cost.

Temporary defensive positions For temporary defensive purposes, Convertible Securities Series may hold all or a substantial portion of its assets in cash or cash equivalents, U.S. government securities and investment grade corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Convertible Securities Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Convertible Securities Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                   How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Convertible Securities Series
----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond             securities we believe can continue to pay income and appreciate
market--will decline in value because of factors such as           over an extended time frame regardless of interim market
economic conditions, future expectations or investor               fluctuations. We do not try to predict overall stock market
confidence.                                                        movements and though we may hold securities for any period of time, we do not typically trade for short-term purposes.
----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of           We limit the amount of the Series' assets invested in any one
securities in a particular industry or the value of an             industry and in any individual security. We also follow a
individual stock or bond will decline because of changing          rigorous selection process before choosing securities for the
expectations for the performance of that industry or for the       portfolio.
individual company issuing the security.
----------------------------------------------------------------------------------------------------------------------------------
Credit risk The possibility that a security's issuer (or an        This risk may be reduced because of the ability to convert
entity that insures the security) will be unable to make           these securities into common stock.
timely payments of interest, dividends and principal.

Investing in securities rated below investment grade entails greater risk of principal loss than is associated with
investment grade bonds. It is likely that protracted periods of economic uncertainty would cause increased volatility in
the market prices of non-investment grade securities and
corresponding volatility in the Series' net asset value.
----------------------------------------------------------------------------------------------------------------------------------

                                                 Convertible Securities Series-4

----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                   How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Convertible Securities Series
----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly       We will monitor interest rate trends and their potential impact
bonds with longer maturities, will decrease in value if            on the Series. Though convertible securities may be sensitive
interest rates rise.                                               to interest rate movements, an individual security's link to the underlying common stock may reduce that sensitivity.
----------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be            Most of the foreign securities that we invest in are
adversely affected by political instability (including             denominated in U.S. dollars.
governmental seizures or nationalization of assets), changes in currency exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be        We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
----------------------------------------------------------------------------------------------------------------------------------

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio manager
Damon Andres has primary responsibility for making day-to-day investment decisions for the Convertible Securities Series.

Damon Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been managing the Convertible Securities Series since February 1999.

                                                 Convertible Securities Series-5

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio manager
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                 Convertible Securities Series-6

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                 Convertible Securities Series-7

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                                     Standard Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Period
                                                                                                                          5/1/97(1)
                                                                                  Year Ended 12/31                          through
Convertible Securities Series                                2000                        1999                  1998        12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $11.490                     $11.160                $11.660     $10.000
Income (loss) from investment operations:
Net investment income(2)                                     0.566                       0.493                  0.386       0.318
Net realized and unrealized gain
  (loss) on investments                                     (0.121)                      0.247                 (0.511)      1.342
                                                           -------                     -------                -------     -------
Total from investment operations                             0.445                       0.740                 (0.125)      1.660
                                                           -------                     -------                -------     -------
Less dividends and distributions
Dividends from net investment income                        (0.465)                     (0.410)                (0.305)         --
Distributions from net realized
  gain on investments                                           --                          --                 (0.070)         --
                                                           -------                     -------                -------     -------
Total dividends and distributions                           (0.465)                     (0.410)                (0.375)         --
                                                           -------                     -------                -------     -------
Net asset value, end of period                             $11.470                     $11.490                $11.160     $11.660
                                                           =======                     =======                =======     =======
Total return(3)                                              3.77%                       6.97%                 (1.17%)     16.60%(4)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $10,246                      $9,637                 $8,133      $3,921
Ratio of expenses to average net assets                      0.83%                       0.83%                  0.82%       0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                            0.83%                       0.83%                  0.82%       2.30%
Ratio of net investment income to
  average net assets                                         4.83%                       4.64%                  4.78%       5.68%
Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly                               4.83%                       4.64%                  4.78%       4.18%
Portfolio turnover                                             26%                         35%                    77%        209%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(4) Total return reflects expense limitations in effect for the Series.

                                                 Convertible Securities Series-8

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.








Investment Company Act File No. 811-5162






DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund Devon Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Devon Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ............................................................
Overview                                              page 1
Devon Series                                               1
 ............................................................
How we manage the Series                              page 2
Our investment strategies                                  2
The securities we typically invest in                      2
The risks of investing in the Series                       3
Investment manager                                         4
Portfolio managers                                         4
Fund administration (Who's who)                            5

 ............................................................
Important information about
   the Series                                         page 6
Share classes                                              6
Purchase and redemption of shares                          6
Valuation of shares                                        6
Dividends, distributions and taxes                         6
 ............................................................
Financial highlights                                  page 7

Overview: Devon Series

What are the Series' goals?
     Devon Series seeks total return. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks. We focus on common stocks that we believe have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be particularly affected by changes in stock prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking long-term capital appreciation.

o Investors seeking an investment primarily in common stocks.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors seeking an investment primarily in fixed-income securities.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


How has Devon Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Devon Series. We show how returns for Standard Class of Devon Series have varied over the past three calendar years as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 20.81% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.09% for the quarter ended September 30, 1999.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

            24.05%                       -10.13%            -11.76%
--------------------------------------------------------------------------------
             1998                         1999                2000

                              Average annual returns for periods ending 12/31/00

                                       Devon Series            S&P 500 Composite
                                      Standard Class           Stock Price Index

1 year                                   -11.76%                     -9.10%
Since Inception (5/1/97)                   6.32%                     16.19%

The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.



                                                                  Devon Series-1

How we manage the Series

Our investment strategies

Devon Series is a total return fund but invests the majority of its assets in stocks. Since the Series invests primarily in stocks, shareholders should be comfortable accepting fluctuations of principal.

We invest primarily in common stocks that we believe have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency. In selecting stocks for Devon Series, we consider factors such as how much the company's earnings have grown in the past, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average earnings per share growth.

Devon Series uses the same investment strategy as Delaware Devon Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Devon Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership            Generally, 90% to 100% of the Series' assets will be
in a corporation. Stockholders participate in the                       invested in common stocks. We will invest primarily in
corporation's profits and losses, proportionate to the                  stocks that we believe have the potential for above-average
number of shares they own.                                              earnings per share growth. The Fund is permitted to invest without limitation in non-dividend paying and non-income
                                                                        producing equity securities.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks or                     The Series may invest in convertible securities; however, we
corporate bonds that can be exchanged for a set number of               will not invest more than 5% of net assets in convertible
shares of common stock at a predetermined price. These                  debt securities that are rated below investment grade by a
securities offer higher appreciation potential than                     nationally recognized statistical ratings organization
nonconvertible bonds and greater income potential than                  (NRSRO) or in securities that are unrated but deemed
nonconvertible preferred stocks.                                        equivalent to non-investment grade.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as            Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller              investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at            into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal            collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are              Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                     the collateral is U.S. government securities.

------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates issued by             We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holdings of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities are privately placed                 We may invest up to 10% of net assets in illiquid
securities whose resale is restricted under securities law.             securities. For this Series, the 10% limit includes
                                                                        restricted securities such as privately placed securities
Illiquid securities are securities that do not have a ready             that are eligible for resale only among certain
market, and cannot be easily sold within seven days at                  institutional buyers without registration, which are
approximately the price that a series has valued them.                  commonly known as "Rule 144A Securities" and repurchase
                                                                        agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------


                                                                  Devon Series-2

Devon Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, fixed-income securities, futures contracts and options. The Series may also invest directly in foreign securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Devon Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Devon Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Devon Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series modified its investment strategy in March 2001 to become more growth-oriented. As a result, portfolio turnover may be relatively higher than in past years, and may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.



The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Devon Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                                            Risks                                      How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Devon Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                   We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                  stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as                regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                    predict overall stock market movements and generally do not
confidence.                                                             trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of                We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                  one industry and in any individual security. We also follow
individual stock or bond will decline because of changing               a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the            the portfolio.
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------


                                                                  Devon Series-3

------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                      How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Devon Series
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be                 We typically invest only a small portion of Devon Series'
adversely affected by political instability (including                  portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes            securities, they are often denominated in U.S. dollars. We
in currency exchange rates, foreign economic conditions or              also tend to avoid markets where we believe accounting
inadequate regulatory and accounting standards. Foreign                 principles or the regulatory structure are underdeveloped.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be             We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------



Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.61% of average daily net assets for the last fiscal year.

Portfolio managers
Francis X. Morris has primary responsibility for making day-to-day investment decisions for the Devon Series. In making investment decisions for the Series, Mr. Morris regularly consults with Michael S. Morris.

Francis X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 17 years of investment management experience. He came to Delaware Investments from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. He is a past president of the Philadelphia Society of Financial Analysts. Mr. Morris has been a member of Devon Series' management team since March 1999.

Michael S. Morris, Vice President/Senior Equity Analyst, holds a BS from Indiana University with a major in finance. Previously he served as equity analyst at Walnut Asset Management where he covered a variety of industries. He has also worked at Pilgrim Baxter as a Senior Research Analyst covering financials and began his career at The State Teachers Retirement System of Ohio. Mr. Morris is a CFA charterholder.


                                                                  Devon Series-4

Who's who?
The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.



                                                                  Devon Series-5

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


                                                                  Devon Series-6

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                              Standard Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Period
                                                                                                                   5/1/97(1)
                                                                                         Year Ended 12/31           through
Devon Series                                                                      2000       1999         1998      12/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $13.620     $15.440      $12.730     $10.000
Income (loss) from investment operations:
Net investment income(2)                                                          0.061       0.113        0.106       0.080
Net realized and unrealized gain (loss)
   on investments                                                                (1.650)     (1.669)       2.889       2.650
                                                                                -------     -------      -------     -------

Total from investment operations                                                 (1.589)     (1.556)       2.995       2.730
                                                                                -------     -------      -------     -------
Less dividends and distributions
Dividends from net investment income                                             (0.151)     (0.090)      (0.080)         --
Distributions from net realized gain on investments                                  --      (0.174)      (0.205)         --
                                                                                -------     -------      -------     -------
Total dividends and distributions                                                (0.151)     (0.264)      (0.285)         --
                                                                                -------     -------      -------     -------
Net asset value, end of period                                                  $11.880     $13.620      $15.440     $12.730
                                                                                =======     =======      =======     =======
Total return(3)                                                                 (11.76%)4   (10.13%)      24.05%     27.30%4
Ratios and supplemental data
Net assets, end of period (000 omitted)                                         $43,767     $77,929      $68,714     $16,653
Ratio of expenses to average net assets                                           0.80%       0.75%        0.66%       0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                                                 0.84%       0.75%        0.66%       0.91%
Ratio of net investment income
  to average net assets                                                           0.48%       0.90%        1.30%       2.01%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                                                        0.44%       0.90%        1.30%       1.90%
Portfolio turnover                                                                 137%        101%          34%         80%


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(4)  Total return reflects expense limitations in effect for the Series.

                                                                  Devon Series-7

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.





Investment Company Act File No. 811-5162



DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Emerging Markets Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Emerging Markets Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

---------------------------------------------------
Overview                                     page 1
Emerging Markets Series                           1
---------------------------------------------------
How we manage the Series                     page 3
Our investment strategies                         3
The securities we typically invest in             4
The risks of investing in the Series              6
Investment manager                                9
Portfolio managers                                9
Fund administration (Who's who)                  10

---------------------------------------------------
Important information about
  the Series                                page 11
Share classes                                    11
Purchase and redemption of shares                11
Valuation of shares                              11
Dividends, distributions and taxes               11
---------------------------------------------------
Financial highlights                        page 12

Overview: Emerging Markets Series

What are the Series' goals?
         The Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 80% of the Series' total assets will be invested in equity securities of issuers from at least three different countries whose economies are considered to be emerging or developing.

We may invest up to 35% of the Series' net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Series:

o We strive to identify well-managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.
o We consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation in order to compare the value of different stocks. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because many of the countries in which the Series invests are emerging countries, there may be less information available for us to use in making this analysis than is available for more developed countries.
o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Emerging Markets Series, which invests in emerging countries. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Series' investments and, therefore, the price of the Series' shares may be more volatile than investments in more developed markets. Because the Series invests in international securities in developing countries as well as established countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.

o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.

Who should not invest in the Series
o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors who do not understand or are unwilling to accept the significant risks associated with investing in emerging markets.

                                                       Emerging Markets Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Emerging Markets Series. We show how returns for Standard Class of Emerging Markets Series have varied over the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 22.99% for the quarter ended December 31, 1999 and its lowest quarterly return was -22.25% for the quarter ended June 30, 1998

--------------------------------------------------------------------------------
                                                       Year-by-year total return


                         -32.48%      48.28%       -23.60%
--------------------------------------------------------------------------------
                           1998        1999          2000

                              Average annual returns for periods ending 12/31/00

                                                            Morgan Stanley
                                Emerging Markets        Capital International
                             Series Standard Class   Emerging Markets Free Index

1 year                        -23.60%                          -30.61%
Since inception (5/1/97)      -10.00%                           -9.22%

The Series' returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a lax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, Morgan Stanley Capital International aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                       Emerging Markets Series-2

How we manage the Series

Our investment strategies

Emerging Markets Series seeks long-term capital appreciation. The Series may invest in a broad range of equity securities, including common stocks. Our primary emphasis will be on the stocks of companies located, or having their principal business, in an emerging country.

We consider an "emerging country" to be any country that:

o the international financial community, including the World Bank and the International Finance Corporation generally recognizes to be an emerging or developing country;

o the United Nations classifies as developing; or

o is included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

o the principal trading market for the company's securities is in an emerging country;

o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets; or

o the company is organized under the laws of, and has a principal office in, an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we strive to apply a value-oriented selection process. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Emerging Markets Series uses the same investment strategy as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

                                                       Emerging Markets Series-3

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                                Securities                                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Emerging Markets Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks of emerging market companies: Securities that           The Series will invest its assets in common stocks, some of
represent shares of ownership in a corporation. Stockholders          which will be dividend-paying stocks.
participate in the corporation's profits and losses,
proportionate to the number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by U.S. or foreign           The Series may invest in corporate obligations issued by
corporations.                                                         emerging country companies. These bonds may be high risk,
                                                                      fixed-income securities.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Debt obligations issued by a           We may invest a portion of the Series' assets in foreign
government other than the United States or by an agency,              governmental securities issued by emerging or developing
instrumentality or political subdivision of such governments.         countries, which may be lower rated, including securities
                                                                      rated below investment grade.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some countries, investments         The Series may hold open-end and closed-end investment company
by U.S. mutual funds are generally made by purchasing shares          securities if we believe the country offers good investment
of investment companies that in turn invest in the securities         opportunities. These investments involve an indirect payment
of such countries.                                                    of a portion of the expenses of the other investment
                                                                      companies, including their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward foreign currency             The Series may invest in securities issued in any currency and
exchange contract involves an obligation to purchase or sell a        hold foreign currency. Securities of issuers within a given
specific currency on a fixed future date at a price that is           country may be denominated in the currency of another country
set at the time of the contract. The future date may be any           or in multinational currency units such as the Euro.
number of days from the date of the contract as agreed by the
parties involved.                                                     Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                      currencies into U.S. dollars on a daily basis. The Series
                                                                      will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. The Series may conduct its foreign currency
                                                                      transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                      The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                      current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to
                                                                      "lock-in" the price of that security, in terms of U.S.
                                                                      dollars. Investors should be aware of the costs of currency conversion. The Series will not use forward contracts for
                                                                      speculative purposes.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs), European Depositary              The Series may invest in sponsored and unsponsored ADRs, EDRs
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs          and GDRs, generally focusing on those whose underlying
are receipts issued by a U.S. depositary (usually a U.S. bank)        securities are issued by foreign entities.
and EDRs and GDRs are receipts issued by a depositary outside
of the U.S. (usually a non-U.S. bank or trust company or a            To determine whether to purchase a security in a foreign
foreign branch of a U.S. bank). Depositary receipts represent         market or through depositary receipts, we evaluate the price
an ownership interest in an underlying security that is held          levels, the transaction costs, taxes and administrative costs
by the depositary. Generally, the holder of the depositary            involved with each security to identify the most efficient
receipt is entitled to all payments of interest, dividends or         choice.
capital gains that are made on the underlying security.
------------------------------------------------------------------------------------------------------------------------------------

                                               Emerging Markets Series-4

------------------------------------------------------------------------------------------------------------------------------------
                                Securities                                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Emerging Markets Series
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under the               The Series may invest in Brady Bonds. We believe that the
framework of the Brady Plan, an initiative for debtor nations         economic reforms undertaken by countries in connection with
to restructure their outstanding external indebtedness                the issuance of Brady Bonds can make the debt of countries
(generally, commercial bank debt). Brady Bonds tend to be of          that have issued or have announced plans to issue these bonds
lower quality and more speculative than securities of                 a viable opportunity for investment.
developed country issuers.
------------------------------------------------------------------------------------------------------------------------------------
High-yield, high risk fixed-income securities: Securities that        The Series may invest up to 35% of its net assets, in
are rated lower than BBB by S&P or Baa by Moody's, or if              high-yield, high risk foreign fixed-income securities.
unrated, of equal quality. These securities may be issued by companies or governments of emerging or developing countries, which may be less creditworthy. The risk that these companies or governments may not be able to make interest or principal payments is substantial.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series may enter into repurchase agreements in which the
often viewed as equivalent to cash.                                   collateral is any security in which it may invest, but
                                                                      normally uses U.S. government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including those
resale is restricted under securities law.                            that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                      144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at                including repurchase agreements with maturities of over seven
approximately the price that a series has valued them.                days.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Emerging Markets Series-5

The Series may also invest in other securities including preferred stocks, convertible securities, zero coupon bonds, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Emerging Markets Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Emerging Markets Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Emerging Markets Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Emerging Markets Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                                 Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Emerging Markets Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the securities      We maintain a long-term investment approach and focus on
in a certain market--like the stock or bond market--will              stocks we believe can appreciate over an extended time frame
decline in value because of factors such as economic                  regardless of interim market fluctuations. In deciding what
conditions, future expectations or investor confidence.               portion of the Series' portfolio should be invested in any individual country, we evaluate a variety of factors,
                                                                      including opportunities and risks relative to other countries.
                                                                      We can also somewhat reduce market risk by holding a
                                                                      diversified portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of              We typically hold a number of different securities in a
securities in a particular industry or the value of an                variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing             poorly performing security would have on the Series. This risk
expectations for the performance of that industry or for the          is more significant for the Series, which is a non-diversified
individual company issuing the stock or bond.                         fund.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Emerging Markets Series-6

------------------------------------------------------------------------------------------------------------------------------------
                                 Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Emerging Markets Series
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be               We carefully evaluate the overall situations in the countries
adversely affected by political instability (including                where we invest in an attempt to reduce these risks. We also
governmental seizures or nationalization of assets), changes          tend to avoid markets where we believe accounting principles
in currency exchange rates, foreign economic conditions or            or the regulatory structure are too underdeveloped.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have greater price volatility, less regulation and higher transaction costs than U.S. markets.
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of the Series'               The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign          foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates may        purchase or sell foreign securities at a pre-set price on a
reduce or eliminate any gains produced by investments that are        future date, the Series attempts to protect the value of a
denominated in foreign currencies and may increase any losses.        security it owns from future changes in currency rates. If the
                                                                      Series has agreed to purchase or sell a security, it may also
Several European countries began participating in the European        use foreign currency exchange contracts to "lock-in" the
Economic and Monetary Union, which has established a common           security's price in terms of U.S. dollars or another
currency for participating countries. This currency is                applicable currency. The Series may use forward currency
commonly known as the "Euro." The long-term consequences of           exchange contracts only for defensive or protective measures,
the Euro conversion for foreign exchange rates, interest rates        not to enhance portfolio returns. However, there is no
and the value of European securities in which the Series may          assurance that such a strategy will be successful.
invest are unclear. The consequences may adversely affect the
value and/or increase the volatility of securities held by the        Another way in which we can protect against this risk is by
Series.                                                               holding stocks whose earnings are from exports or priced in
                                                                      U.S. dollars, so that a devaluation means unchanged U.S.
                                                                      dollars earnings (and higher local currency earnings).
------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of smaller                 The Series may invest in small companies and would be subject
companies may be more volatile than larger companies because          to this risk. We typically hold a number of different stocks
of limited financial resources or dependence on narrow product        in order to reduce the impact that one small company stock
lines. Small company risk also comes from lower liquidity             would have on the Series. This risk is more significant for
typically associated with small company stocks, which means           the Series, which is a non-diversified fund.
the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.
------------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or the entire region        We carefully evaluate the political situations in the
where we invest may experience political instability, which           countries where we invest and take into account any potential
may cause greater fluctuation in the value and liquidity of           risks before we select securities for the portfolio. We can
our investments due to changes in currency exchange rates,            also somewhat reduce political risk by holding a diversified
governmental seizures or nationalization of assets.                   portfolio. However, there is no way to eliminate political risk when investing internationally.
------------------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that the risks               Striving to manage this risk, the portfolio managers carefully
associated with international investing will be greater in            screen securities within emerging markets and attempt to
emerging markets than in more developed foreign markets               consider material risks associated with an individual company
because, among other things, emerging markets may have less           or bond issuer. We cannot eliminate emerging market risk and
stable political and economic environments.                           consequently encourage shareholders to invest in this Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be
                                                                      realized.
------------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that foreign markets may          The Series will attempt to reduce these risks by investing in
be less liquid, have greater price volatility, less regulation        a number of different countries, and noting trends in the
and higher transaction costs than U.S. markets.                       economy, industries and financial markets.
------------------------------------------------------------------------------------------------------------------------------------
Information risk is the possibility that foreign companies are        The Series conducts a great deal of fundamental research on
subject to different accounting, auditing and financial               the companies that it invests in rather than relying solely on
reporting standards than U.S. companies. There may be less            information available through financial reporting. We believe
information available about foreign issuers than domestic             this will help us to better uncover any potential weaknesses
issuers. Furthermore, regulatory oversight of foreign issuers         in individual companies.
may be less stringent or less consistently applied than in the
United States.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Emerging Markets Series-7

------------------------------------------------------------------------------------------------------------------------------------
                                 Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Emerging Markets Series
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified funds risk: Non-diversified investment                The Series is a non-diversified fund as defined by the
companies have the flexibility to invest as much as 50% of            Investment Company Act of 1940. Nevertheless, we typically
their assets in as few as two issuers with no single issuer           hold securities from a variety of different issuers,
accounting for more than 25% of the portfolio. The remaining          representing a number of different countries. We also perform
50% of the portfolio must be diversified so that no more than         extensive analysis on all securities, particularly those that
5% of a fund's assets is invested in the securities of a              represent a larger percentage of portfolio assets.
single issuer. Because a non-diversified fund may invest its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities risks relate to the ability of a        The Series attempts to limit this risk by performing credit
foreign government or government related issuer to make timely        analysis on the issuer of each security purchased. In
payments on its external debt obligations.                            addition, the Series attempts to reduce this risk by limiting the portion of net assets that may be invested in these
                                                                      securities.

                                                                      The Series also compares the risk-reward potential of foreign government securities being considered to that offered by
                                                                      equity securities to determine whether to allocate assets to equity or fixed-income investments.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk of high-yield, high risk fixed-income securities:         The Series may invest up to 35% of its net assets in
Securities rated lower than BBB by S&P and Baa by Moody's are         high-yield, high risk foreign fixed-income securities.
considered to be of poor standing and predominantly
speculative as to the issuer's ability to repay interest and          We intend to limit our investment in any single lower rated
principal.                                                            bond, which can help to reduce the effect of an individual default on the Series. We also intend to limit our overall
These bonds are often issued by less creditworthy companies or        holdings of bonds in this category. Such limitations may not
by highly leveraged (indebted) firms, which are generally less        protect the Series from widespread bond defaults brought about
able than more financially stable firms to make scheduled             by a sustained economic downturn or from price declines that
payments of interest and principal. The risks posed by bonds          might result from changes in the quality ratings of individual
issued under such circumstances are substantial.                      bonds.

If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely
affected.
------------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk: Costs of buying, selling and holding          We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody              efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Emerging Markets Series-8

Investment manager
The Series is managed by Delaware International Advisers Ltd.
Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 1.09% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers
Clive A. Gillmore has primary responsibility for making day-to-day investment decisions for Emerging Markets Series. In making investment decisions for the Series, Mr. Gillmore regularly consults with a fourteen-member international equity team, including co-managers Robert Akester, Ormala Krishnan and Emma R.
E. Lewis.

Clive A. Gillmore, Deputy Managing Director/Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing Emerging Markets Series since its inception.

Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

Ormala Krishnan, Portfolio Manager of Delaware International Advisers Ltd., received a BSc (Mathematics) from the National University of Singapore and an MSc (Actuarial Science) from City University, London. Before joining Delaware International Advisers in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in 1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Currently, she is pursuing a PhD in Investment & Finance with City University Business School, London.

Emma R. E. Lewis, Portfolio Manager of Delaware International Advisers Ltd., is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International Advisers in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research.

                                                       Emerging Markets Series-9

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2000, Delaware International Advisers and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts.

Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers " for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                      Emerging Markets Series-10

Important information  about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the portfolio securities of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                      Emerging Markets Series-11

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                  Standard Class
------------------------------------------------------------------------------------------------
                                                                                        Period
                                                                                       5/1/97(1)
                                                           Year Ended 12/31             through
Emerging Markets Series                              2000        1999        1998      12/31/97
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $8.400      $5.810      $8.880     $10.000
Income (loss) from investment operations:
Net investment income(2)                             0.116       0.126       0.171       0.060
Net realized and unrealized gain (loss) on
  investments and foreign currencies                (2.064)      2.597      (2.991)     (1.180)
                                                   -------     -------    --------    --------
Total from investment operations                    (1.948)      2.723      (2.820)     (1.120)
                                                   -------     -------    --------    --------
Less dividends and distributions
Dividends from net investment income                (0.142)     (0.133)     (0.030)         --
Distributions from net realized gain on investments     --          --      (0.220)         --
                                                   -------     -------    --------    --------
Total dividends and distributions                   (0.142)     (0.133)     (0.250)         --
                                                   -------     -------    --------    --------
Net asset value, end of period                      $6.310      $8.400      $5.810    $  8.880
                                                   =======     =======    ========    ========
Total return(3)                                    (23.60%)     48.28%     (32.48%)    (11.20%)
Ratios and supplemental data
Net assets, end of period (000 omitted)            $12,148     $13,349      $5,356      $5,776
Ratio of expenses to average net assets              1.52%       1.47%       1.50%       1.50%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                           1.68%       1.53%       1.67%       2.45%
Ratio of net investment income
  to average net assets                              1.55%       1.88%       2.34%       0.89%
Ratio of net investment income (loss) to
  average net assets prior to expense
  limitation and expenses paid indirectly            1.37%       1.82%       2.17%      (0.06%)
Portfolio turnover                                     19%         20%         38%         48%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                      Emerging Markets Series-12

Delaware Group Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.





Investment Company Act File No. 811-5162




DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Global Bond Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Global Bond Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

------------------------------------------------------
Overview                                        page 1
Global Bond Series 1
------------------------------------------------------

How we manage the Series                        page 3
Our investment strategies                            3
The securities we typically invest in                3
The risks of investing in the Series                 6
Investment manager                                   8
Portfolio managers                                   8
Fund administration (Who's who)                      9
------------------------------------------------------


Important information about
  the Series                                   page 10
Share classes                                       10
Purchase and redemption of shares                   10
Valuation of shares                                 10
Dividends, distributions and taxes                  10
------------------------------------------------------
Financial highlights                           page 11

Overview: Global Bond Series

What are the Series' goals?
           Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.


What are the Series' main investment strategies? The Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Therefore, at least 80% of the Series' total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are, or where it generates the majority of its operating income.


In selecting investments for the Series:

o We strive to identify fixed-income securities that provide high income potential.

o We consider the value of anticipated future interest and principal payments, taking into consideration what we anticipate the inflation rate in that country will be in order to compare the value of different fixed-income securities, even those issued in different countries. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Global Bond Series, which invests in developing countries. The Series' investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.

o Investors seeking a measure of capital appreciation.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.

                                                            Global Bond Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Global Bond Series. We show how returns for Standard Class of Global Bond Series have varied over the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 8.35% for the quarter ended December 31, 2000 and its lowest quarterly return was -5.37% for the quarter ended September 30, 2000.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

                     0.88%      7.82%      -3.60%        0.86%
--------------------------------------------------------------------------------
                     1997       1998        1999         2000

                              Average annual returns for periods ending 12/31/00

                            Global Bond Series   Salomon Smith Barney World
                              Standard Class        Government Bond Index
1 year                                 0.86%              1.59%
Since inception (5/2/96)               3.65%              3.90% (Since 5/31/96)

The Series' returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                            Global Bond Series-2

How we manage the Series

Our investment strategies

Global Bond Series seeks current income consistent with the preservation of principal. We invest primarily in fixed-income securities that may also provide the potential for capital appreciation.

We may invest in:

o foreign and U.S. government securities;

o debt obligations of foreign and U.S. companies;

o debt securities of supranational entities;

o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers; and

o zero-coupon bonds.

While the Series may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Austria, Canada, Germany, Italy, Japan, Korea, the Netherlands, New Zealand, Norway, Portugal, South Africa, Spain, Sweden and the United Kingdom. This is a representative list; we may also invest in other countries. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.


Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. However, if we anticipate a declining interest rate environment, we may extend the average weighted maturity past ten years, or, if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.


Global Bond Series uses the same investment strategy as Delaware Global Bond Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                            How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by U.S. or foreign       The Series may invest in corporate bonds, generally those
corporations.                                                     rated A or better by S&P or Moody's or if unrated, determined to be of comparable quality. The Series may also invest in high-yield, high risk emerging markets corporate bonds.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Debt obligations issued by a       The Series will generally invest in securities issued by
government other than the United States or by an agency,          foreign governments, their agencies, instrumentalities or
instrumentality or political subdivision of such governments.     political subdivisions that are rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, considered to be of
                                                                  comparable quality. We may invest a portion of the Series'
                                                                  assets in foreign governmental securities issued by emerging countries, which may be lower rated, including securities
                                                                  rated below investment grade.

------------------------------------------------------------------------------------------------------------------------------------

                                                            Global Bond Series-3

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                            How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Securities issued or guaranteed by    The Series may invest a significant portion of its assets in
the U.S. government or issued by an agency or instrumentality     U.S. government securities. It will invest only in U.S.
of the U.S. government.                                           government obligations, including bills, notes and bonds that are issued or guaranteed as to the payment of principal and interest by the U.S. government and securities of U.S.
                                                                  government agencies or instrumentalities that are backed by the full faith and credit of the United States.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some countries, investments     The Series may hold closed-end investment company securities.
by U.S. mutual funds are generally made by purchasing shares      The Series may hold investment company securities if we
of investment companies that in turn invest in the securities     believe the country offers good investment opportunities.
of such countries.                                                These investments involve an indirect payment of a portion of the expenses of the other investment companies, including
                                                                  their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward foreign currency         The Series may invest in securities issued in any currency and
exchange contract involves an obligation to purchase or sell a    hold foreign currency. Securities of issuers within a given
specific currency on a fixed future date at a price that is       country may be denominated in the currency of another country
set at the time of the contract. The future date may be any       or in multinational currency units such as the Euro.
number of days from the date of the contract as agreed by the
parties involved.                                                 Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                  currencies into U.S. dollars on a daily basis. The Series
                                                                  will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. The Series may conduct its foreign currency
                                                                  transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                  The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                  current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to
                                                                  "lock-in" the price of that security, in terms of U.S.
                                                                  dollars. Investors should be aware of the costs of currency conversion. The Series will not use forward contracts for
                                                                  speculative purposes.
------------------------------------------------------------------------------------------------------------------------------------
Supranational entities: Debt securities of supranational          The Series may invest a significant portion of its assets in
entities may be denominated in any currency. These securities     debt securities of supranational entities.
are typically of high-grade quality. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. The International Bank for Reconstruction and
Development (more commonly known as the World Bank) would be one example of a supranational entity.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds: Zero coupon bonds are debt obligations that    The Series may invest in zero coupon bonds.
do not entitle the holder to any periodic payments of interest before maturity or a specified date when the securities begin paying current interest. Therefore, they are issued and traded at a discount from their face amounts or par value. The market prices of zero coupon bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a
greater degree than do non-zero coupon securities having
similar maturities and credit quality.
------------------------------------------------------------------------------------------------------------------------------------

                                                            Global Bond Series-4

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                            How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under the           The Series may invest in Brady Bonds. We believe that the
framework of the Brady Plan, an initiative for debtor nations     economic reforms undertaken by countries in connection with
to restructure their outstanding external indebtedness            the issuance of Brady Bonds can make the debt of countries
(generally, commercial bank debt). Brady Bonds tend to be of      that have issued or have announced plans to issue these bonds
lower quality and more speculative than securities of             a viable opportunity for investment.
developed country issuers.
------------------------------------------------------------------------------------------------------------------------------------
High-yield, high risk fixed-income securities: Securities that    The Series may invest a portion of its assets in these
are rated lower than BBB by S&P or Baa by Moody's, or if          securities.
unrated, of equal quality. These securities may be issued by companies or governments of emerging or developing countries, which may be less creditworthy. The risk that these companies or governments may not be able to make interest or principal payments is substantial.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller        investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at      into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal      collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are        Series may enter into repurchase agreements in which the
often viewed as equivalent to cash.                               collateral is any security in which it may invest, but
                                                                  normally uses U.S. government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose          We may invest in privately placed securities, including those
resale is restricted under securities law.                        that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                  144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready          We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at            including repurchase agreements with maturities of over seven
approximately the price that a series has valued them.            days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including futures contracts and options and interest rate swaps. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Global Bond Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Global Bond Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Global Bond Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio to achieve its investment objective. The Series anticipates that its annual portfolio turnover may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.


                                                            Global Bond Series-5

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Global Bond Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond            stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as          regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor              portion of the Series' portfolio should be invested in any
confidence.                                                       individual country, we evaluate a variety of factors,
                                                                  including opportunities and risks relative to other countries.
                                                                  As part of the Series' principal investment strategy, the
                                                                  Series may invest in securities that generally have relatively less market risk.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          We typically hold a number of different securities in a
securities in a particular industry or the value of an            variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing         poorly performing security would have on the Series. This risk
expectations for the performance of that industry or for the      is more significant for the Series, which is a non-diversified
individual company issuing the stock or bond.                     fund.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly      Interest rate risk is a significant risk for the Series. In an
bonds with longer maturities, will decrease in value if           attempt to manage interest rate risk, we adjust the Series'
interest rates rise.                                              average weighted maturity based on our view of interest rates.
                                                                  The Series' average weighted maturity will generally be in the five-to-ten year range. When we anticipate that interest rates will decline, we may extend the average maturity beyond ten years and when we anticipate that interest rates will rise, we may shorten the average maturity to less than five years.
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of a series'             The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign      foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates may    purchase or sell foreign securities at a pre-set price on a
reduce or eliminate any gains produced by investments that are    future date, the Series attempts to protect the value of a
denominated in foreign currencies and may increase any losses.    security it owns from future changes in currency rates. If the
                                                                  Series has agreed to purchase or sell a security, it may also
Several European countries began participating in the European    use foreign currency exchange contracts to "lock-in" the
Economic and Monetary Union, which has established a common       security's price in terms of U.S. dollars or another
currency for participating countries. This currency is            applicable currency. The Series may use forward currency
commonly known as the "Euro." The long-term consequences of       exchange contracts only for defensive or protective measures,
the Euro conversion for foreign exchange rates, interest rates    not to enhance portfolio returns. However, there is no
and the value of European securities in which the Series may      assurance that such a strategy will be successful.
invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the
Series.
------------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or the entire region    We evaluate the political situations in the countries where we
where we invest may experience political instability. This may    invest and take into account any potential risks before we
cause greater fluctuation in the value and liquidity of our       select securities for the portfolio. However, there is no way
investments due to changes in currency exchange rates,            to eliminate political risk when investing internationally.
governmental seizures or nationalization of assets.
------------------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that the risks           Striving to manage this risk, the portfolio managers carefully
associated with international investing will be greater in        screen securities within emerging markets and attempt to
emerging markets than in more developed foreign markets           consider material risks associated with an individual company
because, among other things, emerging markets may have less       or bond issuer. We cannot eliminate emerging market risk and
stable political and economic environments.                       consequently encourage shareholders to invest in the Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be
                                                                  realized.
------------------------------------------------------------------------------------------------------------------------------------

                                                            Global Bond Series-6

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that foreign markets may      The Series will attempt to reduce these risks by investing in
be less liquid, have greater price volatility, less regulation    a number of different countries, and noting trends in the
and higher transaction costs than U.S. markets.                   economy, industries and financial markets.

                                                                  The Series will also perform credit analysis in an attempt to reduce these risks.
------------------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign companies may be        We conduct fundamental research on the companies we invest in
subject to different accounting, auditing and financial           rather than relying solely on information available through
reporting standards than U.S. companies. There may be less        financial reporting. We believe this will help us to better
information available about foreign issuers than domestic         uncover any potential weaknesses in individual companies.
issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the
United States.
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified funds risk: Non-diversified investment            The Series is a non-diversified fund as defined by the
companies have the flexibility to invest as much as 50% of        Investment Company Act of 1940. Nevertheless, we typically
their assets in as few as two issuers with no single issuer       hold securities from a variety of different issuers,
accounting for more than 25% of the portfolio. The remaining      representing a number of different countries. We also perform
50% of the portfolio must be diversified so that no more than     extensive analysis on all securities, particularly those that
5% of a fund's assets is invested in the securities of a          represent a larger percentage of portfolio assets.
single issuer. Because a non-diversified fund may invest its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government and supranational securities risk relates      The Series will attempt to limit this risk by performing
to the ability of a foreign government or government related      credit analysis on the issuer of each security purchased.
issuer to make timely payments on its external debt
obligations.                                                      The Series attempts to reduce the risks associated with
                                                                  investing in foreign governments by focusing on bonds rated within the two highest rating categories.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk of high-yield, high risk fixed-income securities:     The Series may invest a portion of its assets in these
Securities rated lower than BBB by S&P and Baa by Moody's are     securities. We intend to limit our investment in any single
considered to be of poor standing and predominantly               lower rated bond, which can help to reduce the effect of an
speculative as to the issuer's ability to repay interest and      individual default on the Series. We also intend to limit our
principal.                                                        overall holdings of bonds in this category. Such limitations may not protect the Series from widespread bond defaults
These bonds are often issued by less creditworthy companies or    brought about by a sustained economic downturn or from price
by highly leveraged (indebted) firms, which are generally less    declines that might result from changes in the quality ratings
able than more financially stable firms to make scheduled         of individual bonds.
payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely
affected.
------------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk: Costs of buying, selling and holding      We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody          efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
------------------------------------------------------------------------------------------------------------------------------------

                                                            Global Bond Series-7

Investment manager
The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers
Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Global Bond Series. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed-income team members.

Christopher A. Moth, Senior Portfolio Manager/Director of Investment Strategy/Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Series in January 1997.

Joanna Bates, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

David G. Tilles, Managing Director/Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

                                                            Global Bond Series-8

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2000, Delaware International Advisers and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers " for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                            Global Bond Series-9

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the portfolio securities of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                           Global Bond Series-10

Financial highlights The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                          Standard Class
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Period
                                                                                                                5/2/96(1)
                                                                            Year Ended 12/31                     through
Global Bond Series                                              2000        1999         1998       1997        12/31/96
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.730     $10.680      $10.500     $10.960      $10.000
Income (loss) from investment operations:
Net investment income(2)                                         0.534       0.576        0.608       0.636        0.339
Net realized and unrealized gain (loss) on
  investments and foreign currencies                           (0.453)     (0.950)       0.182      (0.551)       0.831
                                                                -----       -----        -----       -----        -----
Total from investment operations                                0.081      (0.374)       0.790       0.085        1.170
                                                                -----       -----        -----       -----        -----
Less dividends and distributions
Dividends from net investment income                           (0.081)     (0.514)      (0.600)     (0.460)      (0.210)
Distributions from net realized gain on investments                --      (0.062)      (0.010)     (0.085)          --
                                                                -----       -----        -----       -----        -----
Total dividends and distributions                              (0.081)     (0.576)      (0.610)     (0.545)      (0.210)
                                                                -----       -----        -----       -----        -----
Net asset value, end of period                                 $9.730     $ 9.730      $10.680     $10.500      $10.960
                                                               ======     =======      =======     =======      =======
Total return(3)                                                 0.86%(4)   (3.60%)       7.82%(4)    0.88%(4)    11.79%(4)
Ratios and supplemental data
Net assets, end of period (000 omitted                        $16,463     $20,231      $21,711     $16,876       $9,471
Ratio of expenses to average net assets                         0.85%       0.85%        0.83%       0.80%        0.80%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly               0.95%       0.85%        0.92%       1.08%        1.19%
Ratio of net investment income to
average net assets                                              5.75%       5.64%        5.83%       6.03%        6.51%
Ratio of net investment income to average net
  assets prior to expense limitation and
  expenses paid indirectly                                      5.65%       5.64%        5.74%       5.75%        6.125%
Portfolio turnover                                                39%        100%          79%         97%          56%
-------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the periods ended December 31, 1997, 1998, 1999 and 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(4) Total return reflects expense limitations in effect for the Series.

                                                           Global Bond Series-11

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.




Investment Company Act File No. 811-5162



DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
===================
Philadelphia o London

Delaware Group
Premium Fund

Growth and Income Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Growth and Income Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

------------------------------------------

Table of contents
 ..........................................
Overview                            page 1
Growth and Income Series                 1
 ..........................................
How we manage the Series            page 2
Our investment strategies                2
The securities we typically invest in    2
The risks of investing in the Series     3
Investment manager                       3
Portfolio manager                        3
Fund administration (Who's who)          4
 ..........................................
Important information about
the Series                          page 5
Share classes                            5
Purchase and redemption of shares        5
Valuation of shares                      5
Dividends, distributions and taxes       5
 ..........................................
Financial highlights                page 6

Overview: Growth and Income Series

What are the Series' goals?

Growth and Income Series seeks capital appreciation with current income as a secondary objective. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of large, well-established companies. Typically, we consider buying a stock when we believe it is undervalued and has the potential to increase in price as the market realizes its true value. We consider the financial strength of the company, its management and any developments affecting the security, the company or its industry.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o    Investors with long-term financial goals.

o    Investors seeking long-term capital appreciation.

o    Investors seeking an investment primarily in common stocks.

o Investors seeking a small to moderate income component of total return, recognizing that income is a secondary objective of the Series.

Who should not invest in the Series

o    Investors with short-term financial goals.

o    Investors seeking an investment primarily in fixed-income securities.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.


How has the Series performed?


This bar chart and table can help you evaluate the risks of investing in Growth and Income Series. We show how returns for Standard Class of Growth and Income Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.29% for the quarter ended June 30, 1997 and its lowest quarterly return was -10.56% for the quarter ended September 30, 1998.


Year-by-year total return

1991            22.32%
1992             8.83%
1993            15.45%
1994            -0.20%
1995            36.12%
1996            20.72%
1997            31.00%
1998            11.35%
1999            -2.98%
2000            11.33%


                              Average annual returns for periods ending 12/31/00

                      Growth and Income Series          S&P 500 Composite
                          Standard Class                Stock Price Index

1 year                        11.33%                        -9.10%

5 years                       13.72%                        18.33%

10 years                      14.79%                        17.44%

The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                      Growth and Income Series-1

How we manage the Series

Our investment strategies

Growth and Income Series invests primarily in the common stocks of established companies that we believe have long-term total return potential. The Series pursues what is generally considered to be a value-oriented investment approach. We may consider valuation characteristics such as dividend yield, share repurchase activity, price-to-earnings ratio and cash flow, among others, in seeking stocks we believe are undervalued.

Growth and Income Series uses the same investment strategy as Delaware Growth and Income Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we         Stocks offer investors the potential for capital
typically invest in       appreciation. Certain stocks held in the portfolio
                          will be dividend-paying stocks and others will not pay dividends.


-----------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                         How we use them
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Growth and Income Series
-----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          Generally, we invest 90% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                     in common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.
-----------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates issued by           We may invest without limitation in ADRs. We use them when
a U.S. bank which represent the bank's holdings of a stated           we believe they offer better total return opportunities than
number of shares of a foreign corporation. An ADR entitles            U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.
-----------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities: Restricted securities             We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted            securities. For this Series, the 10% limit includes
under securities law.                                                 restricted securities such as privately placed securities
                                                                      that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready           institutional buyers without registration, which are
market, and cannot be easily sold within seven days at                commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.                agreements with maturities of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------



The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into options transactions for defensive purposes. It may invest in Global and European Depositary Receipts and directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.



Growth and Income Series-2

Borrowing from banks Growth and Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Growth and Income Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing
in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Growth and Income Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                          Risks                                                         How we strive to manage them
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Growth and Income Series
-----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and generally do not
confidence.                                                           trade for short-term purposes.
-----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of              We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process designed to identify
expectations for the performance of that industry or for the          undervalued securities before choosing securities for the
individual company issuing the stock or bond.                         portfolio.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be               We typically invest only a small portion of the Series'
adversely affected by political instability (including                portfolio in foreign corporations through American
governmental seizures or nationalization of assets), changes          Depositary Receipts. We do not presently intend to invest
in currency exchange rates, foreign economic conditions or            directly in foreign securities. When we do purchase ADRs,
inadequate regulatory and accounting standards. Foreign               they are generally denominated in U.S. dollars and traded on
markets may also be less efficient, less liquid, have                 a U.S. exchange.
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
-----------------------------------------------------------------------------------------------------------------------------------


Investment manager            The Series is managed by Delaware Management
                              Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Portfolio manager             John B. Fields has primary responsibility for
                              making day-to-day investment decisions for Growth and Income Series.

                              John B. Fields, Senior Vice President/Senior
                              Portfolio Manager, joined Delaware Investments in 1992 and has 29 years' experience in investment management. He earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In making investment decisions for Growth and Income Series, Mr. Fields works with a team of Delaware portfolio managers utilizing the same investment strategy. He has been managing Growth and Income Series since 1992.


                                                      Growth and Income Series-3

Who's who?                    The following describes the various organizations
                              involved with managing, administering, and servicing the Series.

                              Board of trustees

                              A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

                              Investment manager

                              Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

                              An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                              Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

                              Portfolio manager

                              Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

                              Distributor

                              Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

                              Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                              Financial intermediary distributor

                              Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

                              Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

                              Custodian

                              The Chase Manhattan Bank, 4 Chase Metrotech
                              Center, Brooklyn, NY 11245

                              Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.


Growth and Income Series-4

Important information about the Series

Share classes                 The Series offers two classes of shares, Service
                              Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule
                              12b-1" fees, which are described in the
                              prospectuses offering Service Class shares.

Purchase and                  Shares are sold only to separate accounts of life
redemption of                 companies at net asset value. (See "Valuation of
shares                        shares.") Redemptions will be effected by the
                              separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.


Valuation of shares           The price you pay for shares will depend on when
                              we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock
                              Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                              We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

                              From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends,                    Dividends, if any, are paid annually. Capital gain
distributions and             distributions, if any, normally will be made
taxes                         following the close of the fiscal year.

                              We automatically reinvest all dividends and any capital gains.

                              The Series will not be subject to federal income tax to the extent its earnings are distributed.

                              The Series intends to distribute substantially all of its net investment income and net capital gains.

                              The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                      Growth and Income Series-5

Financial highlights


The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                               Standard Class
                                                                                      Year Ended 12/31

Growth and Income Series                                  2000              1999            1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $17.020          $19.420         $18.800        $15.980        $14.830
Income (loss) from investment operations:
Net investment income 1                                   0.268            0.323           0.361          0.324          0.377
Net realized and unrealized gain (loss) on investments    1.329           (0.882)          1.636          4.216          2.398
                                                       --------         --------        --------       --------       --------
Total from investment operations                          1.597           (0.559)          1.997          4.540          2.775
                                                       --------         --------        --------       --------       --------
Less dividends and distributions
Dividends from net investment income                     (0.275)          (0.361)         (0.327)        (0.370)        (0.420)
Distributions from net realized gain on investments      (1.432)          (1.480)         (1.050)        (1.350)        (1.205)
                                                       --------         --------        --------       --------       --------
Total dividends and distributions                        (1.707)          (1.841)         (1.377)        (1.720)        (1.625)
                                                       --------         --------        --------       --------       --------
Net asset value, end of period                          $16.910          $17.020         $19.420        $18.800        $15.980
                                                       ========         ========        ========       ========       ========
Total return 2                                            11.33%          (2.98%)          11.35%         31.00%         20.72%
Ratios and supplemental data
Net assets, end of period (000 omitted)                $440,442         $501,928        $579,907       $401,402       $166,647
Ratio of expenses to average net assets                    0.68%            0.71%           0.71%          0.71%          0.67%
Ratio of net investment income to average net assets       1.75%            1.75%           2.00%          2.02%          2.66%
Portfolio turnover                                           80%              92%             81%            54%             81%


1 Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and


Growth and Income Series-6

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.


You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.










Investment Company Act File No. 811-5162







DELAWARE(SM)
INVESTMENTS
===================
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
===================
Philadelphia o London

Delaware Group
Premium Fund

Growth
Opportunities Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Growth Opportunities Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents
 .................................................
Overview                                   page 1
Growth Opportunities Series
(formerly DelCap Series)                        1
 .................................................
How we manage the Series                   page 3
Our investment strategies                       3
The securities we typically invest in           3
The risks of investing in the Series            5
Investment manager                              6
Portfolio managers                              6
Fund administration (Who's who)                 7
 .................................................
Important information about
the Series                                 page 8
Share classes                                   8
Purchase and redemption of shares               8
Valuation of shares                             8
Dividends, distributions and taxes              8
 .................................................
Financial highlights                       page 9

Overview: Growth Opportunities Series
(formerly DelCap Series)

What are the Series' goals?

Growth Opportunities Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.


What are the Series' main investment strategies? We invest primarily in common stocks of medium-sized companies. We consider medium-sized companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Series' investment. As of April 9, 2001, the company with the smallest market capitalization in the Russell Midcap Growth Index was approximately $12 million, and the company with the largest market capitalization was approximately $19 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the portfolio, we typically look for companies that have established themselves within their industry, but still have growth potential.


We use a bottom-up approach to select stocks, evaluating individual companies rather than trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps us to select stocks of companies that we think will provide high and consistent earnings growth with a reasonable level of risk.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Growth Opportunities Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, the Series invests in medium-size or small companies. These companies may involve greater risk due to their relatively smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o    Investors with long-term financial goals.

o    Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of medium-sized, growth oriented companies.


Who should not invest in the Series

o    Investors with short-term financial goals.

o    Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

                                                   Growth Opportunities Series-1

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in Growth Opportunities Series. We show how returns for Standard Class of Growth Opportunities Series have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 46.48% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.08% for the quarter ended December 31, 2000.

Year-by-year total return




1.99%     11.56%      -3.54%    29.53%    14.46%    14.90%    18.81%   62.94%   -8.52%
--------------------------------------------------------------------------------------
1992       1994        1993      1995      1996      1997      1998     1999     2000



                              Average annual returns for periods ending 12/31/00

                       Growth Opportunities Series   Russell Midcap
                              Standard Class          Growth Index
1 year                            -8.52%                 -11.75%
5 years                           18.42%                  17.77%
Since Inception (7/12/91)         14.65%                  16.30% (Since 7/13/91)


The Series' returns are compared to the performance of the Russell Midcap Growth Index. Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book and higher forecasted growth value. These stocks are also members of the Russell 1000 Growth Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.



Growth Opportunities Series-2

How we manage the Series

Our investment strategies


We strive to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-size companies are generally considered to be those whose market capitalizations are included in the range represented by the Russell Midcap Growth Index.


Companies in the early stages of their development often offer the greatest opportunities for rising share prices. However, the smallest companies generally involve the most risk because they may have very limited resources, less management experience and narrower product lines. We believe that medium-size companies can provide many of the growth opportunities of small companies, but with less risk. Medium-size companies may be more established in their industry and have greater financial resources. Yet, they may still have the flexibility and growth potential of a smaller company.

We use a bottom-up approach to stock selection, carefully evaluating the characteristics of individual companies. We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our first step in identifying promising companies is to pinpoint stocks that exhibit one or more of the following characteristics:

o    a history of high earnings-per-share growth;

o expectations for future earnings growth that are either high or accelerating;

o a price to earnings ratio that is low relative to other stocks - indicating that the stock might be undervalued;

o    a discounted cash flow that is high relative to other stocks; or

o a special situation that has caused the stock to fall out of favor, but which we believe creates potential for even greater long-term price appreciation.

Once we have narrowed our search to companies with these characteristics, we then conduct even more thorough hands-on research, evaluating a wide variety of factors, including:

o    the financial strength of the company;

o    the expertise of its management;

o    the growth potential of the company within its industry; and

o    the growth potential of the industry.

Our goal is to select companies that are likely to perform well over an extended time frame.

In order to reduce the inherent risks of equity investing, we maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Growth Opportunities Series uses the same investment strategy as Delaware Growth Opportunities Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we           Stocks offer investors the potential for capital
typically invest in         appreciation, and may pay dividends as well.




                         Securities                                                        How we use them
                                                                                     Growth Opportunities Series
Common stocks: Securities that represent shares of ownership          Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                     stock with an emphasis on medium-size companies.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): Certificates are issued          We may hold ADRs when we believe they offer greater
by a U.S. bank that represent the bank's holdings of a                appreciation potential than U.S. securities.
stated number of shares of a foreign corporation. An ADR
entitles the holder to all dividends and capital gains
earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.



                             Growth Opportunities Series - 3



                         Securities                                                        How we use them
                                                                                     Growth Opportunities Series


Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.



Restricted and illiquid securities: Restricted securities             We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted            securities. For this Series, the 10% limit includes
under securities law.                                                 restricted securities such as privately placed securities
                                                                      that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready           institutional buyers without registration, which are
market, and cannot be easily sold within seven days at                commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.                agreements with maturities of over seven days.



Options: Options represent a right to buy or sell a security          If we have stocks that appreciated in price, we may want to
or group of securities at an agreed upon price at a future            protect those gains when we anticipate adverse conditions.
date. The purchaser of an option may or may not choose to go          We might use options to neutralize the effect of any price
through with the transaction.                                         declines, without selling the security. We might also use
                                                                      options to gain exposure to a particular market segment
Writing a covered call option on a security obligates the             without purchasing individual securities in that segment. We
owner of the security to sell it at an agreed upon price on           might use this approach if we had excess cash that we wanted
an agreed upon date (usually no more than nine months in the          to invest quickly.
future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security           We might use covered call options if we believe that doing
appreciates to a price greater than the agreed upon selling           so would help the Series to meet its investment objective.
price, the fund would lose out on those gains.
                                                                      Use of these strategies can increase the operating costs of
Options are generally considered to be derivative                     the Series and can lead to loss of principal.
securities.



Growth Opportunities Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Growth Opportunities Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Growth Opportunities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Growth Opportunities Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and corporate bonds rated BBB or above by a nationally recognized statistical rating organization (NRSRO).To the extent it holds these securities, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that Growth Opportunities Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.



Growth Opportunities Series-4

The risks of investing        Investing in any mutual fund involves risk,
in the Series                 including the risk that you may receive little or
                              no return on your investment, and the risk that you may lose part or all of the money you invest.
                              Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Growth
                              Opportunities Series. Please see the Statement of
                              Additional Information for further discussion of these risks and other risks not discussed here.



                          Risks                                                     How we strive to manage them
                                                                                    Growth Opportunities Series
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond              stocks we believe can appreciate over an extended time frame
market -- will decline in value because of factors such as            regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and though we may
confidence.                                                           hold securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risk is the risk that the value of              We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the          continuously monitor them while they remain in the
individual company issuing the stock.                                 portfolio.

Small- and medium-size company risk is the risk that prices           Though the Series may invest in small companies, our focus
of smaller companies may be more volatile than larger                 is on medium-size companies. We believe medium-size
companies because of limited financial resources or                   companies, in general, are more stable than smaller
dependence on narrow product lines.                                   companies and involve less risk due to their larger size,
                                                                      greater experience and more extensive financial resources.
                                                                      Nonetheless, medium-size companies have many of the same
                                                                      risks as small companies and are considered to be riskier, in general, than large-size companies. To address this risk, the Series maintains a well-diversified portfolio, selects stocks carefully and monitors them continuously.

Interest rate risk is the risk that securities will decrease          We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                flow to determine the company's ability to finance future
associated with bonds; however, because small- and                    expansion and operations. The potential affect that rising
medium-sized companies often borrow money to finance their            interest rates might have on a stock is taken into
operations, they may be adversely affected by rising                  consideration before the stock is purchased.
interest rates.

                          Risks                                                     How we strive to manage them
                                                                                    Growth Opportunities Series
Options risk is the possibility that a series may experience          We will not use options for speculative reasons. We may use
a loss if it employs an options strategy related to a                 options to protect gains in the portfolio without actually
security or a market index and that security or index moves           selling a security. We may also use options to quickly
in the opposite direction from what the manager anticipated.          invest excess cash so that the portfolio is generally fully
Options also involve additional expenses, which could reduce          invested.
any benefit or increase any loss that a fund gains from
using the strategy.

Foreign risk is the risk that foreign securities may be               We typically invest only a small portion of the Series'
adversely affected by political instability (including                portfolio in foreign corporations indirectly through
governmental seizures or nationalization of assets), changes          American Depositary Receipts. When we do purchase ADRs, they
in currency exchange rates, foreign economic conditions or            are generally denominated in U.S. dollars and traded on a
inadequate regulatory and accounting standards. Foreign               U.S. exchange.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.




                                                   Growth Opportunities Series-5

Investment manager            The Series is managed by Delaware Management
                              Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers           Gerald S. Frey has primary responsibility for
                              making day-to-day investment decisions for Growth Opportunities Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

                              Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was co-manager from June 1996 to March 1997.

                              Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

                              John A. Heffern, Vice President/Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                              Jeffrey W. Hynoski, Vice President/Portfolio
                              Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

                              Steven T. Lampe, Vice President/ Portfolio
                              Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Pricewaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

                              Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.


Growth Opportunities Series-6

Who's who?                    The following describes the various organizations
                              involved with managing, administering, and servicing the Series.

                              Board of Trustees

                              A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

                              Investment manager

                              Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

                              An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                              Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

                              Portfolio managers

                              Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

                              Distributor

                              Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

                              Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                              Financial intermediary distributor

                              Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

                              Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

                              Custodian

                              The Chase Manhattan Bank, 4 Chase Metrotech
                              Center, Brooklyn, NY 11245

                              Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.



                                                   Growth Opportunities Series-7

Important information about the Series

Share classes

                              The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.


Purchase and                  Shares are sold only to separate accounts of life
redemption of                 companies at net asset value. (See "Valuation of
shares                        shares.") Redemptions will be effected by the
                              separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares           The price you pay for shares will depend on when
                              we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock
                              Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                              We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

                              From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.


Dividends,                    Dividends and capital gain distributions, if any,
distributions and             are distributed annually.
taxes
                              We automatically reinvest all dividends and any capital gains.

                              The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

                              The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


                                                   Growth Opportunities Series-9

Financial highlights



The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.



Growth Opportunities Series
(formerly DelCap Series)oD


                                                                                                 Standard Class
                                                                      Year Ended
                                                      2000       1999        1998         1997        1996
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $28.550     $18.550     $17.270      $15.890       $15.130
Income (loss) from investment operations:
Net investment loss 1                                (0.106)     (0.055)     (0.026)      (0.010)       (0.015)
Net realized and unrealized gain
 (loss) on investments                               (1.459)     11.055       2.901        2.260         2.030
                                                   --------    --------    --------     --------       -------
Total from investment operations                     (1.565)     11.000       2.875        2.250         2.015
                                                   --------    --------    --------     --------       -------
Less dividends and distributions
Dividends from net investment income                     --          --          --           --        (0.070)
Distributions from net realized
  gain on investments                                 (2.995)     (1.000)     (1.595)      (0.870)       (1.185)
                                                   --------    --------    --------     --------       -------
Total dividends and distributions                    (2.995)     (1.000)     (1.595)      (0.870)       (1.255)
                                                   --------    --------    --------     --------       -------
Net asset value, end of period                      $23.990     $28.550     $18.550      $17.270       $15.890
                                                   ========    ========    ========     ========       =======
Total return 2                                        (8.52%)     62.94%      18.81(3)     14.90%(3)     14.46%(3)
Ratios and supplemental data
Net assets, end of period (000 omitted)            $180,008    $216,062    $130,548     $110,455       $79,900
Ratio of expenses to average net assets                0.84%       0.82%       0.80%        0.80%         0.80%
Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                              0.84%       0.82%       0.86%        0.87%         0.82%
Ratio of net investment loss
 to average net assets                                (0.36%)     (0.27%)     (0.16%)      (0.06%)       (0.11%)
Ratio of net investment loss to average
 net assets prior to expense limitation
 and expenses paid indirectly                         (0.36%)     (0.27%)     (0.22%)      (0.13%)       (0.13%)
Portfolio turnover                                      128%        132%        142%         134%           85%


1 Per share information for the periods ended December 31, 1997, 1998, 1999 and 2000 was based on the average shares outstanding method.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

3    Total return reflects expense limitations in effect for the Series.

Delaware Group
Premium Fund



Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.






Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
===================
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London


Delaware Group
Premium Fund

High Yield Series
Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the High Yield Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents
 .................................................................
Overview                                                   page 1
High Yield Series (formerly Delchester Series)                  1
 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in the Series                            5
Investment manager                                              7
Portfolio managers                                              7
Fund administration (Who's who)                                 8
 .................................................................
Important information about
  the Series                                               page 9
Share classes                                                   9
Purchase and redemption of shares                               9
Valuation of shares                                             9
Dividends, distributions and taxes                              9
 .................................................................
Financial highlights                                      page 10

Overview: High Yield Series
(formerly Delchester Series)

What are the Series' goals?

     High Yield Series seeks total return and, as a secondary objective, high current income. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another nationally recognized statistical rating organization (NRSRO). These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series also will invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series also may invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for a fixed-income investment that offers a combination of total return with high current income.

o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.


Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

                                                             High Yield Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in High Yield Series. We show how returns for Standard Class of High Yield Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. On May 1, 2000, the Series' name was changed from Delchester Series to High Yield Series and the Series' investment objective changed from high current income to total return and, as a secondary objective, high current income.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.95% for the quarter ended March 31, 1991 and its lowest quarterly return was -7.20% for the quarter ended September 30, 1998.


--------------------------------------------------------------------------------
                                                       Year-by-year total return

37.54%  13.44%  16.36%  -2.87%  15.50%  12.79%   13.63%  -1.83%  -2.64%  -16.26%
--------------------------------------------------------------------------------
 1991    1992    1993    1994    1995    1996     1997    1998    1999    2000


                              Average annual returns for periods ending 12/31/00

                               High Yield Series   Salamon Smith Barney Cash Pay
                                 Standard Class          High-Yield Index
  1 year                            -16.26%                   -4.41%
  5 years                             0.51%                    4.76%
  10 years                            7.65%                   10.77%

The Series' returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. The Salomon Smith Barney Cash Pay High-Yield Index includes a mix of non-investment grade corporate bonds that pay cash interest, and it excludes both corporate bonds that pay deferred-interest and bankrupt bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.




                                                             High Yield Series-2

How we manage the Series

Our investment strategies

We invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Series' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Series may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

The Series strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. At least 65% of the Series' assets will be invested in corporate bonds rated at the time of purchase as BB or lower by S&P or similarly rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, that we judge to be of comparable quality. The Series also may invest in bonds of foreign issuers in pursuit of its objective.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a              The Series may invest without limit in high-yield corporate
corporation and rated lower than investment grade by an               bonds. Typically, we invest in bonds rated BB or lower by
NRSRO such as S&P or Moody's or, if unrated, that we believe          S&P or, if unrated, are of equivalent quality. We will not
are of comparable quality. These securities are considered            invest more than 15% of total assets in bonds which, at the
to be of poor standing and predominately speculative.                 time of purchase, are rated CCC or, if unrated, are of
                                                                      equivalent quality. Also, we will not invest in bonds which, at the time of purchase, are rated below CCC or, if unrated, are of equivalent quality.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S. obligations                   The Series may invest without limit in U.S. government
including bills, notes, bonds and other debt securities               securities. However, they will typically be a small
issued by the U.S. Treasury or securities of U.S. government          percentage of the portfolio because they generally do not
agencies or instrumentalities which are backed by the full            offer as high a level of current income as high-yield
faith and credit of the United States.                                corporate bonds.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government or corporate securities: Securities                The Series may invest up to 15% of its total assets in
issued by foreign governments or supranational entities or            securities of issuers domiciled in foreign countries
foreign corporations.                                                 including both established countries and those with emerging markets. When investing in these foreign securities, the
A supranational entity is an entity established or                    Series may not invest more than two-thirds of that 15%
financially supported by the national governments of one or           amount (that is, 10% of total assets) in any combination of
more countries. The International Bank for Reconstruction             non-dollar denominated securities and emerging market
and Development (more commonly known as the World Bank) is            securities.
one example of a Supranational entity.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and payment-in-kind bonds: Zero coupon              We may invest in zero coupon bonds and payment-in-kind
securities are debt obligations which do not entitle the              bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to                  component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin                are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and               securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par                react to changes in interest rates to a greater degree than
value. Payment-in-kind bonds pay interest or dividends in             interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                      quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.
------------------------------------------------------------------------------------------------------------------------------------

                                                             High Yield Series-3

------------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities.

                                                                      Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities,
                                                                      which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready              We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities.
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other income-producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. The Series may also enter into options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, High Yield Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.



                                                             High Yield Series-4

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in High Yield Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                bonds that we believe will continue to pay interest
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall bond market or interest rate movements and
confidence.                                                           generally do not trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of              We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the          the portfolio.
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease          The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for              eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter              monitoring economic conditions.
maturities.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that there is the possibility that a          Our careful, credit-oriented bond selection and our
bond's issuer will be unable to make timely payments of               commitment to hold a diversified selection of high-yield
interest and principal.                                               bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails           We will not purchase more than 15% of total assets in bonds
the risk of principal loss, which may be greater than the             which, at the time of purchase, are rated CCC by S&P or Caa
risk involved in investment grade bonds. High-yield bonds             by Moody's or, if unrated, are of equivalent quality. If a
are sometimes issued by companies whose earnings at the time          bond held by the Series drops below this level or goes into
of issuance are less than the projected debt service on the           default, the Series will begin to sell the security in an
junk bonds.                                                           orderly manner, striving to minimize any adverse affect on the Series.
If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely
affected.
------------------------------------------------------------------------------------------------------------------------------------
Recession risk: Although the market for high-yield bonds              In striving to manage this risk, we allocate assets across a
existed through periods of economic downturns, the                    wide range of industry sectors. We may emphasize industries
high-yield market grew rapidly during the long economic               that have been less susceptible to economic cycles in the
expansion which took place in the United States during the            past, particularly if we believe that the economy may be
1980s. During that economic expansion, the use of high-yield          entering into a period of slower growth.
debt securities to finance highly leveraged corporate
acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially. Some
analysts believe a protracted economic downturn would
severely disrupt the market for high-yield bonds, adversely
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest.

It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of
high-yield bonds, an increase in the number of high-yield
bond defaults and corresponding volatility in a series' net
asset value. In the past, uncertainty and volatility in the
high-yield market have resulted in volatility in the Series'
net asset value.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be               We may invest up to 15% of total assets in securities of
adversely affected by political instability, changes in               issuers domiciled in foreign countries. When investing in
currency exchange rates, foreign economic conditions or               these foreign securities, the Series may not invest more
inadequate regulatory and accounting standards. These risks           than two-thirds of that 15% amount (that is, 10% of total
are significantly higher for emerging markets securities.             assets) in any combination of non-dollar denominated
Non-dollar denominated securities also carry the risk of              securities and emerging markets securities. We carefully
adverse changes in foreign currency exchange rates.                   evaluate the reward and risk associated with each foreign
                                                                      security that we consider.
Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------


                                                             High Yield Series-5

------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be           A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price             the Series' ability to dispose of particular issues, when
that a series values them.                                            necessary, to meet the Series' liquidity needs or in
                                                                      response to a specific economic event, such as the
There is generally no established retail secondary market             deterioration in the creditworthiness of the issuer. In
for high-yield securities. As a result, the secondary market          striving to manage this risk, we evaluate the size of a bond
for high-yield securities is more limited and less liquid             issuance as a way to anticipate its likely liquidity level.
than other secondary securities markets. The high-yield
secondary market is particularly susceptible to liquidity             We may invest only 15% of net assets in illiquid securities.
problems when the institutions, such as mutual funds and
certain financial institutions, which dominate it
temporarily stop buying bonds for regulatory, financial or
other reasons.

Adverse publicity and investor perceptions may also disrupt
the secondary market for high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
Valuation risk: A less liquid secondary market as described           The Series' privately placed high-yield securities are
above can make it more difficult for a series to obtain               particularly susceptible to the liquidity and valuation
precise valuations of the high-yield securities in its                risks. We will strive to manage this risk by carefully
portfolio. During periods of reduced liquidity, judgment              evaluating individual bonds and by limiting the amount of
plays a greater role in valuing high-yield securities.                the portfolio that can be allocated to privately placed
                                                                      high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
Redemption risk: If investors redeem more shares of a series          Volatility in the high-yield market could increase
than are purchased for an extended period of time, a series           redemption risk. We strive to maintain a cash balance
may be required to sell securities without regard to the              sufficient to meet any redemptions. We may also borrow
investment merits of such actions. This could decrease a              money, if necessary, to meet redemptions.
series' asset base, potentially resulting in a higher
expense ratio.
------------------------------------------------------------------------------------------------------------------------------------
Legislative and regulatory risk: The United States Congress           We monitor the status of regulatory and legislative
has from time to time taken or considered legislative                 proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond               on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a series to attain its investment
objective.
------------------------------------------------------------------------------------------------------------------------------------

                                                             High Yield Series-6

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

Portfolio managers
Peter C. Andersen has primary responsibility for making day-to-day investment decisions for High Yield Series. In making investment decisions for the Series, Mr. Andersen regularly consults with Jude T. Driscoll.

Peter C. Andersen, Vice President/Senior Portfolio Manager, earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor's degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the Physics Department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm of MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder. He has been participating in the management of the Series since September 18, 2000 and assumed primary responsibility for making day-to-day investment decisions for the Series on September 29, 2000.

Jude T. Driscoll, Executive Vice President/Head of Fixed Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

                                                             High Yield Series-7

Who's who?
The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.


                                                             High Yield Series-8

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


                                                             High Yield Series-9

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                              Standard Class
High Yield Series                                                                          Year Ended 12/31
(formerly Delchester Series)                                          2000        1999        1998        1997        1996
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $7.420      $8.460      $9.510      $9.170       $8.940
Income (loss) from investment operations:
Net investment income(1)                                              0.722       0.781       0.906       0.863        0.853
Net realized and unrealized gain (loss) on investments               (1.896)     (0.987)     (1.048)      0.332        0.230
                                                                     ------      ------      ------      ------       ------
Total from investment operations                                     (1.174)     (0.206)     (0.142)      1.195        1.083
                                                                     ------      ------      ------      ------       ------
Less dividends and distributions
Dividends from net investment income                                 (0.246)     (0.784)     (0.905)     (0.855)      (0.853)
Distributions from net realized gain
on investments                                                           --      (0.050)     (0.003)         --           --
                                                                     ------      ------      ------      ------       ------
Total dividends and distributions                                    (0.246)     (0.834)     (0.908)     (0.855)      (0.853)
                                                                     ------      ------      ------      ------       ------
Net asset value, end of period                                       $6.000      $7.420      $8.460      $9.510       $9.170
                                                                     ======      ======      ======      ======       ======

Total return(2)                                                     (16.26%)     (2.64%)     (1.83%)     13.63%       12.79%
Ratios and supplemental data
Net assets, end of period (000 omitted)                             $59,441    $102,633    $120,708     $98,875      $67,665
Ratio of expenses to average net assets                               0.77%       0.72%       0.70%       0.70%        0.70%
Ratio of net investment income to average net assets                 10.80%       9.75%       9.85%       9.24%        9.54%
Portfolio turnover                                                     226%        110%         86%        121%          93%
-----------------------------------------------------------------------------------------------------------------------------

(1) Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                                                            High Yield Series 10

Delaware Group
Premium Fund


Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.




Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Delaware Group
Premium Fund

International Equity Series

Standard Class

One Commerce Square, Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the International Equity Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ................................................................................
Overview                                                                  page 1
International Equity Series                                                    1
 ................................................................................
How we manage the Series                                                  page 3
Our investment strategies                                                      3
The securities we typically invest in                                          3
The risks of investing in the Series                                           5
Investment manager                                                             6
Portfolio managers                                                             6
Fund administration (Who's who)                                                7

 ................................................................................
Important information about the Series                                    page 8
Share classes                                                                  8
Purchase and redemption of shares                                              8
Valuation of shares                                                            8
Dividends, distributions and taxes                                             8
 ................................................................................
Financial highlights                                                      page 9

Overview: International Equity Series

What are the Series' goals?
     The International Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in foreign equity securities that provide the potential for capital appreciation and income. At least 80% of the Series' total assets will be invested in equity securities of issuers from at least three foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.

In selecting investments for the Series:

o We strive to identify well-managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o We consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation in order to compare the value of different stocks. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for a portfolio of equity securities from foreign countries.

o Investors seeking a measure of capital appreciation and income.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to accept the risks of investing in foreign securities.

o Investors looking for an investment that provides a high level of income.

                                                   International Equity Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in International Equity Series. We show how returns for Standard Class of International Equity Series have varied over the past eight calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 14.44% for the quarter ended December 31, 1998 and its lowest quarterly return was -14.24% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

15.97%     2.57%   13.98%    20.03%    6.60%    10.33%   15.76%     0.53%
--------------------------------------------------------------------------
 1993      1994     1995      1996     1997      1998     1999       2000

                              Average annual returns for periods ending 12/31/00

                       International Equity     Morgan Stanley Capital
                              Series           International EAFE Index

1 year                         0.53%                    -13.96%
5 years                       10.44%                      7.43%
Since inception (10/29/92)    10.33%                      8.96% (Since 10/31/92)

The Series' returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on 20 exchanges in Europe, Australia and the Far East, weighted by capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                   International Equity Series-2

How we manage the Series

Our investment strategies

International Equity Series seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, New Zealand, Spain and the United Kingdom. This is a representative list; the Series may also invest in countries not listed here. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

We generally maintain a long-term focus in the Series, seeking companies that we believe will perform well over the next three to five years.

International Equity Series uses the same investment strategy as Delaware International Equity Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.


------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         The Series will invest its assets in common stocks, some of
in a corporation. Stockholders participate in the                    which will be dividend-paying stocks.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some countries,                    The Series may hold closed-end investment company securities if
investments by U.S. mutual funds are generally made by               we believe the country offers good investment opportunities.
purchasing shares of investment companies that in turn               These investments involve an indirect payment of a portion of
invest in the securities of such countries.                          the expenses of the other investment companies, including their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward foreign currency            The Series may invest in securities issued in any currency and
exchange contract involves an obligation to purchase or sell         hold foreign currency. Securities of issuers within a given
a specific currency on a fixed future date at a price that           country may be denominated in the currency of another country
is set at the time of the contract. The future date may be           or in multinational currency units such as the Euro.
any number of days from the date of the contract as agreed
by the parties involved.                                             Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. The
                                                                     Series may conduct its foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                     The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward
                                                                     contracts if it has agreed to sell a security and wants to
                                                                     "lock-in" the price of that security, in terms of U.S. dollars.
                                                                     Investors should be aware of the costs of currency conversion.
                                                                     The Series will not use forward contracts for speculative
                                                                     purposes.
------------------------------------------------------------------------------------------------------------------------------------

                                                   International Equity Series-3

------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs), European Depositary             The Series may invest in sponsored and unsponsored ADRs, EDRs
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs         and GDRs, generally focusing on those whose underlying
are receipts issued by a U.S. depositary (usually a U.S.             securities are issued by foreign entities.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust                To determine whether to purchase a security in a foreign market
company or a foreign branch of a U.S. bank). Depositary              or through depositary receipts, we evaluate the price levels,
receipts represent an ownership interest in an underlying            the transaction costs, taxes and administrative costs involved
security that is held by the depositary. Generally, the              with each security to identify the most efficient choice.
holder of the depositary receipt is entitled to all payments of interest, dividends or capital gains that are made on the underlying security.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including those
resale is restricted under securities law.                           that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                     144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at               including repurchase agreements with maturities of over seven
approximately the price that a series has valued them.               days.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The Series
to an agreed upon interest rate. Repurchase agreements are           may enter into repurchase agreements in which the collateral is
often viewed as equivalent to cash.                                  any security in which it may invest, but normally uses U.S.
                                                                     government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred stocks, convertible securities, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities International Equity Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks International Equity Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, International Equity Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that International Equity Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

                                                   International Equity Series-4

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in International Equity Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                               Risks                                                  How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on stocks
securities in a certain market--like the stock or bond               we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor                 portion of the Series' portfolio should be invested in any
confidence.                                                          individual country, we evaluate a variety of factors, including opportunities and risks relative to other countries.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of             We typically hold a number of different securities in a variety
securities in a particular industry or the value of an               of sectors in order to minimize the impact that a poorly
individual stock or bond will decline because of changing            performing security would have on the Series.
expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of the Series'              The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign         foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates           purchase or sell foreign securities at a pre-set price on a
may reduce or eliminate any gains produced by investments            future date, the Series attempts to protect the value of a
that are denominated in foreign currencies and may increase          security it owns from future changes in currency rates. If the
any losses.                                                          Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in" the
Several European countries began participating in the                security's price in terms of U.S. dollars or another applicable
European Economic and Monetary Union, which has established          currency. The Series may use forward currency exchange
a common currency for participating countries. This currency         contracts only for defensive or protective measures, not to
is commonly known as the "Euro." The long-term consequences          enhance portfolio returns. However, there is no assurance that
of the Euro conversion for foreign exchange rates, interest          such a strategy will be successful.
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or the entire              We evaluate the political situations in the countries where we
region where we invest may experience political instability.         invest and take into account any potential risks before we
This may cause greater fluctuation in the value and                  select securities for the portfolio. However, there is no way
liquidity of our investments due to changes in currency              to eliminate political risk when investing internationally.
exchange rates, governmental seizures or nationalization of
assets.
------------------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that the risks              The Series, to the limited extent that it invests in emerging
associated with international investing will be greater in           markets, is subject to the risk. If we were to invest in
emerging markets than in more developed foreign markets              emerging markets, we would carefully select securities and
because, among other things, emerging markets may have less          consider all relevant risks associated with an individual
stable political and economic environments.                          company.
------------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that foreign markets may         The Series will attempt to reduce these risks by investing in a
be less liquid, have greater price volatility, less                  number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.           economy, industries and financial markets.
------------------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign companies may be           We conduct fundamental research on the companies we invest in
subject to different accounting, auditing and financial              rather than relying solely on information available through
reporting standards than U.S. companies. There may be less           financial reporting. We believe this will help us to better
information available about foreign issuers than domestic            uncover any potential weaknesses in individual companies.
issuers. Furthermore, regulatory oversight of foreign
issuers may be less stringent or less consistently applied
than in the United States.
------------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk: Costs of buying, selling and holding         We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody             efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
------------------------------------------------------------------------------------------------------------------------------------

                                                   International Equity Series-5

Investment manager
The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.78% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers
Clive A. Gillmore and Nigel G. May have primary responsibility for making day-to-day investment decisions for the International Equity Series. In making investment decisions for the Series, Mr. Gillmore and Mr. May regularly consult with Emma R.E. Lewis and with a fourteen-member international equity team.

Clive A. Gillmore, Deputy Managing Director/ Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing the Series since its inception.

Nigel G. May, Director/ Senior Portfolio Manager/Regional Research Director of Delaware International Advisers Ltd., joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International Advisers in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

Emma R.E. Lewis, Portfolio Manager of Delaware International Advisers Ltd., is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International Advisers in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research.

                                                   International Equity Series-6

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2000, Delaware International Advisers and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103 Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                   International Equity Series-7

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the portfolio securities of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                   International Equity Series-8

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                                      Standard Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended 12/31
International Equity Series                            2000             1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $18.630          $16.480          $15.520          $15.110          $13.120
Income from investment operations
Net investment income(1)                               0.387            0.371            0.386            0.359            0.557
Net realized and unrealized gain
  (loss) on investments foreign currencies            (0.340)           2.161            1.169            0.596            1.966
                                                     -------          -------          -------          -------          -------

Total from investment operations                       0.047            2.532            1.555            0.955            2.523
                                                     -------          -------          -------          -------          -------
Less dividends and distributions
Dividends from net investment income                  (0.405)          (0.356)          (0.595)          (0.545)          (0.420)
Distributions from net realized
  gain on investments                                 (0.332)          (0.026)              --               --           (0.113)
                                                     -------          -------          -------          -------          -------
Total dividends and distributions                     (0.737)          (0.382)          (0.595)          (0.545)          (0.533)
                                                     -------          -------          -------          -------          -------
Net asset value, end of period                       $17.940          $18.630          $16.480          $15.520          $15.110
                                                     =======          =======          =======          =======          =======
Total return(2)                                        0.53%           15.76%           10.33%            6.60%           20.03%
Ratios and supplemental data
Net assets, end of period (000 omitted)             $270,167         $304,060         $243,536         $198,863         $131,428
Ratio of expenses to average net assets                0.95%            0.92%            0.87%            0.85%            0.80%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                             1.02%            0.94%            0.88%            0.90%            0.91%
Ratio of net investment income
  to average net assets                                2.24%            2.16%            2.41%            2.28%            4.71%
Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly                         2.17%            2.14%            2.40%            2.23%            4.60%
Portfolio turnover                                        9%               9%               5%               7%               8%

(1) Per share information for the periods ended December 31, 1997, 1998, 1999 and 2000 was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                   International Equity Series-9

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.






Investment Company Act File No. 811-5162




DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

REIT Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001


This Prospectus offers the REIT Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ...................................................
Overview                                     page 1
REIT Series                                       1
 ...................................................
How we manage the Series                     page 3
Our investment strategies                         3
The securities we typically invest in             3
The risks of investing in the Series              5
Investment manager and sub-adviser                7
Portfolio managers                                7
Fund administration (Who's who)                   8

 ...................................................
Important information about
   the Series                                page 9
Share classes                                     9
Purchase and redemption of shares                 9
Valuation of shares                               9
Dividends, distributions and taxes                9
 ...................................................
Financial highlights                        page 10

Overview: REIT Series

What are the Series' goals?
     The REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? REIT Series invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, we will invest at least 80% of the Series' total assets in equity securities of real estate investment trusts (REITs).

In managing the REIT Series, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for management teams that:

o retain a substantial portion of the properties' cash flow;

o effectively use capital to expand;

o have a strong ability to raise rents; and

o can create a franchise value for the REIT.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities held by the Series.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Series holds real estate directly as a result of defaults or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs we hold use floating rate debt to finance their ongoing operations.

REIT Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. That means the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors seeking a high level of total return.

o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

Who should not invest in the Series

o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

                                                                   REIT Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in REIT Series. We show how returns for Standard Class of REIT Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 12.98% for the quarter ended June 30, 2000 and its lowest quarterly return was -7.47% for the quarter ended

--------------------------------------------------------------------------------
                                                       Year-by-year total return

                               -2.61%    31.33%
--------------------------------------------------------------------------------
                                1999      2000

                              Average annual returns for periods ending 12/31/00

                            REIT Series         NAREIT Equity
                          Standard Class         REIT Index

  1 year                      31.33%               26.37%
  Since inception (5/4/98)     5.85%                1.52%  (Since 4/30/98)

The Series' returns are compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                                   REIT Series-2

How we manage the Series

Our investment strategies

The REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 80% of the Series' total assets will be invested in equity securities of REITs. The Series may also invest in equity securities of real estate industry operating companies, known as REOCs.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objectives.

REIT Series uses the same investment strategy as Delaware REIT Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                              How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts: A company, usually traded             We may invest without limit in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

REITs are generally classified as equity REITs, mortgage
REITs or a combination of equity and mortgage REITs. Equity
REITs invest the majority of their assets directly in real
property, derive income primarily from the collection of
rents and can realize capital gains by selling properties
that have appreciated in value. Mortgage REITs invest the
majority of their assets in real estate mortgages and derive income from the collection of interest payments. By
investing in REITs indirectly through the Series, a
shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.
------------------------------------------------------------------------------------------------------------------------------------
Real estate industry operating companies: We consider a REOC         We may invest in equity securities of REOCs that meet the
to be a company that derives at least 50% of its gross               criteria described to the left.
revenues or net profits from:

o ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or

o products or services related to the real estate industry,
  such as building supplies or mortgage servicing.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   REIT Series-3

------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                              How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities and American Depositary Receipts (ADRs):          The Series' investments may from time to time include sponsored
Securities of foreign entities issued directly or, in the            or unsponsored American Depositary Receipts that are actively
case of American Depositary Receipts, through a U.S. bank.           traded in the United States.
ADRs represent the bank's holdings of a stated number of
shares of a foreign corporation. An ADR entitles the holder          We may invest up to 10% of the Series' assets in foreign
to all dividends and capital gains earned by the underlying          securities (not including ADRs).
foreign shares. ADRs are bought and sold the same as U.S.
securities.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or             If we have stocks that appreciated in price, we may want to
sell a security or group of securities at an agreed upon             protect those gains when we anticipate adverse conditions. We
price at a future date. The purchaser of an option may or            might use options or futures to neutralize the effect of any
may not choose to go through with the transaction.                   price declines, without selling the security. We might also use options or futures to gain exposure to a particular market
Writing a covered call option on a security obligates the            segment without purchasing individual securities in that
owner of the security to sell it at an agreed upon price on          segment. We might use this approach if we had excess cash that
an agreed upon date (usually no more than nine months in the         we wanted to invest quickly.
future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security          We might use covered call options if we believe that doing so
appreciates to a price greater than the agreed upon selling          would help the Series to meet its investment objective.
price, the Series would lose out on those gains.
                                                                     Use of these strategies can increase the operating costs of the
Futures contracts are agreements for the purchase or sale of         Series and can lead to loss of principal.
securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is
sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for our cash position. In order to enter into
agrees to buy the securities back within a specified time at         repurchase agreements, the Series must have collateral of at
the same price the buyer paid for them, plus an amount equal         least 102% of the repurchase price. Except when we believe a
to an agreed upon interest rate. Repurchase agreements are           temporary defensive approach is appropriate, the Series will
often viewed as equivalent to cash.                                  not hold more than 5% of its total assets in cash or other short-term investments. All short-term investments will be rated AAA by S&P or Aaa by Moody's or if unrated, be of
                                                                     comparable quality, based on our evaluation. The Series will only enter into repurchase agreements in which the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including those
resale is restricted under securities law.                           that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                     144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at               including repurchase agreements with maturities of over seven
approximately the price that the Series has valued them.             days.
------------------------------------------------------------------------------------------------------------------------------------

The REIT Series may also invest in other securities including convertible securities including enhanced convertible securities as well as, rights and warrants to purchase common stock, preferred stocks, mortgage-backed securities, U.S. government securities and zero coupon bonds. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

                                                                   REIT Series-4

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Series being unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, REIT Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in REIT Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                           How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               securities we believe can appreciate over an extended time
market--will decline in value because of factors such as             frame regardless of interim market fluctuations. We do not try
economic conditions, future expectations or investor                 to predict overall market movements and generally do not trade
confidence.                                                          for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of             In the Series we hold a number of different individual
securities in a particular industry or the value of an               securities, seeking to manage security risk. However, we do
individual stock or bond will decline because of changing            concentrate in the real estate industry. As a consequence, the
expectations for the performance of that industry or for the         share price of the Series may fluctuate in response to factors
individual company issuing the stock or bond.                        affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries. The
                                                                     Series may be more susceptible to any single economic,
                                                                     political or regulatory occurrence affecting the real estate industry.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   REIT Series-5

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                           How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease         The Series is subject to interest rate risk. If the Series
in value if interest rates rise and conversely rise in value         invests in real estate investment trusts that hold fixed rate
when interest rates fall.                                            obligations, we would expect the value of those trusts to
                                                                     decrease if interest rates rise and increase if interest rates decline. However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate obligations. We strive to manage this risk by monitoring interest rates and evaluating their potential impact on securities already in the portfolio or those we are considering for purchase.
------------------------------------------------------------------------------------------------------------------------------------
Real estate industry risks include among others:                     Since the Series invests principally in REITs, it is subject to the risks associated with the real estate industry. We will
o possible declines in the value of real estate;                     strive to manage these risks through careful selection of
                                                                     individual REIT securities; however, investors should carefully
o risks related to economic conditions;                              consider these risks before investing in the Series.

o possible shortage of mortgage funds;

o overbuilding and extended vacancies;

o increased competition;

o changes in property taxes, operating expenses or zoning laws;

o costs of environmental clean-up, or damages from natural disasters;

o limitations or fluctuations in rent payments;

o cash flow fluctuations; and

o defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue
Code and/or failing to qualify for an exemption from
registration as an investment company under the Investment
Company Act of 1940.
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified funds risk: Non-diversified investment               The Series is a non-diversified fund and subject to this risk.
companies have the flexibility to invest as much as 50% of           Nevertheless, we typically hold securities from a variety of
their assets in as few as two issuers with no single issuer          different issuers, representing different sectors of the real
accounting for more than 25% of the portfolio. The remaining         estate industry. We also perform extensive analysis on all
50% of the portfolio must be diversified so that no more             securities. We are particularly diligent in reviewing
than 5% of a series' assets is invested in the securities of         securities that represent a larger percentage of portfolio
a single issuer. Because a non-diversified fund may invest           assets.
its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be              We may invest up to 10% of the Series' total assets in foreign
adversely affected by political instability (including               securities; however we typically invest only a small portion of
governmental seizures or nationalization of assets), changes         assets in foreign securities, so this is not expected to be a
in currency exchange rates, foreign economic conditions or           major risk to the Series.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   REIT Series-6

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                           How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a series            The Series may use futures contracts and options on futures
may experience a loss if it employs an options or futures            contracts, as well as options on securities for hedging
strategy related to a security or a market index and that            purposes. We limit the amount of the Series' assets that may be
security or index moves in the opposite direction from what          committed to these strategies.
the manager anticipated. Futures and options also involve
additional expenses, which could reduce any benefit or
increase any loss that the series gains from using the
strategy.

Options and futures contracts on foreign currencies, and
forward contracts, entail particular risks related to
conditions affecting the underlying currency.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager and sub-adviser
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. As of January 1, 2001, management of Lincoln Investment Management, Inc. ("LIM") was consolidated into Delaware and LIM's investment personnel were integrated with those of Delaware. The investment professionals at LIM who served the Series are joining Delaware and will continue to provide services to the Series. As a result of the consolidation and integration, LIM no longer serves as sub-adviser to the Series. For its services to the Series, Delaware Management Company was paid 0.57% of average daily net assets for the last fiscal year (reflecting a waiver of fees by the manager), out of which Delaware Management Company paid LIM in its capacity as sub-adviser 0.16%.

Portfolio managers
Thomas J. Trotman and Damon J. Andres have primary responsibility for making day-to-day investment decisions for the REIT Series. Mr. Trotman and Mr. Andres have been on the Series' investment management team since 1998.

Thomas J. Trotman, Vice President/Portfolio Manager, earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder.

Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.


                                                                   REIT Series-7

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                                   REIT Series-8

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                                   REIT Series-9

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                Standard Class
---------------------------------------------------------------------------------------------------------------
                                                                                                      Period
                                                                                                     5/4/98(1)
                                                                        Year Ended 12/31              through
REIT Series                                                           2000             1999          12/31/98
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 8.670          $ 9.100         $10.000
Income (loss) from investment operations:
Net investment income(2)                                              0.532            0.334           0.217
Net realized and unrealized gain (loss) on investments                2.100           (0.574)         (1.117)
                                                                    -------          -------         -------
Total from investment operations                                      2.632           (0.240)         (0.900)
                                                                    -------          -------         -------
Less dividends:
Dividends from net investment income                                 (0.282)          (0.190)             --
                                                                    -------          -------         -------
Total dividends                                                      (0.282)          (0.190)             --
                                                                    -------          -------         -------
Net asset value, end of period                                      $11.020          $ 8.670         $ 9.100
                                                                    =======          =======         =======
Total return(3)                                                      31.33%           (2.61%)         (9.00%)
Ratios and supplemental data
Net assets, end of period (000 omitted)                             $57,664          $11,624          $5,562
Ratio of expenses to average net assets                               0.85%            0.85%           0.85%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                             1.03%            0.96%           1.02%
Ratio of net investment income to average net assets                  5.63%            5.65%           6.42%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly            5.45%            5.54%           6.25%
Portfolio turnover                                                      31%              33%             39%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                                  REIT Series-10

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.














Investment Company Act File No. 811-5162




DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Select Growth Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Select Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents
 ...........................................................
Overview                                             page 1
Select Growth Series
  (formerly Aggressive Growth Series)                     1
 ...........................................................
How we manage the Series                             page 2
Our investment strategies                                 2
The securities we typically invest in                     2
The risks of investing in the Series                      3
Investment manager                                        4
Portfolio managers                                        4
Fund administration (Who's who)                           5
 ...........................................................
Important information about
  the Series                                         page 6
Share classes                                             6
Purchase and redemption of shares                         6
Valuation of shares                                       6
Dividends, distributions and taxes                        6
 ...........................................................
Financial highlights                                 page 7

Overview: Select Growth Series

          (formerly Aggressive Growth Series)


What are the Series' goals?
     Select Growth Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price to earnings ratio and cash flows. We consider companies of any size larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. The Series may be subject to greater investment risk than assumed by other funds because the companies the Series invests in, especially those that are smaller or newer, are subject to greater changes in earnings and business prospects than companies with more established earnings patterns. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to capital appreciation opportunities across a broad range of industry sectors and company sizes.


Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in Select Growth Series. We show the return for Standard Class of Select Growth Series for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 13.71% for the quarter ended March 31, 2000 and its lowest quarterly return was -27.69% for the quarter ended December 31, 2000.


                                                                    Total return

 ............................................................................  5%

____________________________________________________________________________  0

 ............................................................................ -5

 ............................................................................-10

 ............................................................................-15

 ............................................................................-20
                                      -22.45%
 ............................................................................-25
                                       2000



                              Average annual returns for periods ending 12/31/00

                                 Select Growth Series    S&P 500 Composite Stock
                                    Standard Class              Price Index
--------------------------------------------------------------------------------
1 year                                  -22.46%                   -9.10%

Since inception (5/3/99)                  6.33%                    0.53%


The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent the performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                          Select Growth Series-1

How we manage the Series

Our investment strategies

We strive to identify companies that offer the potential for long-term capital appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:

o a history of high growth in earnings-per-share;

o projections for high future growth or acceleration in earnings-per-share;

o a price-to-earnings ratio that is low relative to other stocks; and

o discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how strictly the company's financial and accounting policies are maintained.

Analyzing these various characteristics provides insight into the outlook for the company, and helps us identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

Select Growth Series uses the same investment strategy as Delaware Select Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Select Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          We invest at least 65% of the Series' total assets in equity
in a corporation. Stockholders participate in the                     securities (including common stocks and convertible
corporation's profits and losses, proportionate to the                securities). Generally, however, we invest 90% to 100% of
number of shares they own.                                            net assets in common stock. We may invest in companies of
                                                                      any size greater than $300 million in market capitalization.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 15%
                                                                      limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready              We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities, including repurchase agreements with maturities
approximately the price that a series has valued them.                of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

Select Growth Series may also invest in other securities including preferred stocks, warrants, rights, futures, options, debt securities of government or corporate issuers or investment company securities. Select Growth Series may invest up to 10% of its net assets in foreign securities (including American Depositary Receipts); however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.


                                                          Select Growth Series-2

Lending securities Select Growth Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Select Growth Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not purchase new securities if borrowing exceeds 5% of net assets.

Temporary defensive positions For temporary defensive purposes, Select Growth Series may hold all of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that the Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series' sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.



The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Select Growth Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Select Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and though we may
confidence.                                                           hold securities for any amount of time, we typically do not trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of              We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the          continuously monitor them while they remain in the
individual company issuing the stock.                                 portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Company size risk is the risk that prices of small and                The Series seeks opportunities among companies of all sizes.
medium-size companies may be more volatile than larger                Because its portfolio does not concentrate specifically on
companies because of limited financial resources or                   small or medium-size companies, this risk may be balanced by
dependence on narrow product lines.                                   our holdings of large companies.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease          We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                flow to determine the company's ability to finance future
associated with bonds; however, because small and                     expansion and operations. The potential affect that rising
medium-size companies often borrow money to finance their             interest rates might have on a stock is taken into
operations, they may be adversely affected by rising                  consideration before the stock is purchased.
interest rates.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------


                                                          Select Growth Series-4

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.68% of average daily net assets for the last fiscal year.

Portfolio managers

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Select Growth Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Vice President/Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Pricewaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.


                                                          Select Growth Series-4

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers " for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street,
Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                          Select Growth Series-5

Important information about the Series

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.



                                                          Select Growth Series-6

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                              Standard Class

                                                                                                     Period
                                                                                Year                5/3/99(1)
Select Growth Series                                                            Ended                through
(formerly Aggressive Growth Series                                             12/31/00             12/31/99
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $14.300               $10.000
Income (loss) from investment operations:
Net investment income (loss)(2)                                                 (0.040)                0.011
Net realized and unrealized gain (loss) on investments                          (3.078)                4.289
                                                                               -------               -------
Total from investment operations                                                (3.118)                4.300
                                                                               -------               -------
Less dividends and distributions:
Dividends from net investment income                                            (0.007)                   --
Distributions from net realized gain on investments                             (0.285)                   --
                                                                               -------               -------
Total dividends and distributions                                               (0.292)                   --
                                                                               -------               -------
Net asset value, end of period                                                 $10.890               $14.300
                                                                               =======               =======
Total return(3)                                                                (22.46%)               42.90%
Ratios and supplemental data
Net assets, end of period (000 omitted)                                        $80,443               $53,529
Ratio of expenses to average net assets                                          0.82%                 0.80%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                        0.89%                 0.81%
Ratio of net investment income (loss) to average net assets                     (0.30%)                0.32%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly                      (0.37%)                0.29%
Portfolio turnover                                                                158%                  174%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the periods ended December 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.


                                                          Select Growth Series-7

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.






Investment Company Act File No. 811-5162



DELAWARE(SM)
INVESTMENTS
-------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Small Cap Value Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001


This Prospectus offers the Small Cap Value Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ...................................................
Overview                                     page 1
Small Cap Value Series                            1
 ...................................................
How we manage the Series                     page 3
Our investment strategies                         3
The securities we typically invest in             3
The risks of investing in the Series              5
Investment manager                                5
Portfolio managers                                5
Fund administration (Who's who)                   6

 ...................................................
Important information about
  the Series                                 page 7
Share classes                                     7
Purchase and redemption of shares                 7
Valuation of shares                               7
Dividends, distributions and taxes                7
 ...................................................
Financial highlights                         page 8

Overview: Small Cap Value Series

What are the Series' goals?
     Small Cap Value Series seeks capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company, which might suggest a more favorable outlook going forward.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that the Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the ca pital appreciation opportunities of small companies.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

                                                        Small Cap Value Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Small Cap Value Series. We show how returns for Standard Class of Small Cap Value Series have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.29% for the quarter ended June 30, 1997 and its lowest quarterly return was -16.13% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

0.78%  23.85%       22.55%      32.91%       -4.79%       -4.86%       18.18%
--------------------------------------------------------------------------------
1994    1995         1996        1997         1998         1999         2000

                              Average annual returns for periods ending 12/31/00


                                   Small Cap Value          Russell 2000
                                Series Standard Class        Value Index

1 year                                 18.18%                  28.83%
5 years                                11.76%                  12.60%
Since inception (12/27/93)             12.06%                  12.50%

The Series' returns are compared to the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                        Small Cap Value Series-2

How we manage the Series

Our investment strategies

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not appear to accurately reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 80% of the Series' net assets will be invested in the common stocks of small cap companies, those having a market capitalization generally less than $1.5 billion at the time of purchase. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cash flow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.


Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks representing a wide array of industries.


Small Cap Value Series uses the same investment strategy as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Small Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of                      Under normal market conditions, we will hold at least
ownership in a corporation. Stockholders participate in                 80% of the Series' net assets in common stock of small
the corporation's profits and losses, proportionate to                  companies that we believe are selling for less than
the number of shares they own.                                          their true value. Generally, we invest 90% to 100% of
                                                                        net assets in these stocks.
------------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts: A company, usually                       The Series is permitted to invest in REITs and would
traded publicly, that manages a portfolio of real                       typically do so when this sector or companies within
estate to earn profits for shareholders.                                the sector appeared to offer opportunities for price
                                                                        appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer,                    Typically, we use repurchase agreements as a short-term
such as the Series, and a seller of securities in which                 investment for the Series' cash position. In order to
the seller agrees to buy the securities back within a                   enter into these repurchase agreements, the Series must
specified time at the same price the buyer paid for                     have collateral of at least 102% of the repurchase
them, plus an amount equal to an agreed upon interest                   price. The Series will only enter into repurchase
rate. Repurchase agreements are often viewed as                         agreements in which the collateral is U.S. government
equivalent to cash.                                                     securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities                      We may invest in privately placed securities, including
whose resale is restricted under securities law.                        those that are eligible for resale only among certain
                                                                        institutional buyers without registration which are
                                                                        commonly known as Rule 144A Securities. Restricted
                                                                        securities that are determined to be illiquid may not
                                                                        exceed the Series' 10% limit on illiquid securities,
                                                                        which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a                      We may invest up to 10% of net assets in illiquid
ready market, and cannot be easily sold within seven                    securities.
days at approximately the price that a series has
valued them.
------------------------------------------------------------------------------------------------------------------------------------

                                                        Small Cap Value Series-3

Small Cap Value Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Small Cap Value Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Small Cap Value Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Small Cap Value Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds rated A or above by a nationally recognized statistical rating organization (NRSRO) and cash or cash equivalents.

To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Small Cap Value Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

                                                        Small Cap Value Series-4

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Small Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


-----------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                       How we strive to manage them
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Small Cap Value Series
-----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                   We maintain a long-term investment approach and focus
securities in a certain market--like the stock or bond                  on stocks we believe can appreciate over an extended
market--will decline in value because of factors such                   time frame regardless of interim market fluctuations.
as economic conditions, future expectations or investor                 We do not try to predict overall stock market movements
confidence.                                                             and generally do not trade for short-term purposes.
-----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value                   We limit the amount of the Series' assets invested in
of securities in a particular industry or the value of                  any one industry and in any individual security. We
an individual stock or bond will decline because of                     also follow a rigorous selection process before
changing expectations for the performance of that                       choosing securities and continuously monitor them while
industry or for the individual company issuing the                      they remain in the portfolio.
stock.
-----------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of smaller                   The Series maintains a well-diversified portfolio,
companies may be more volatile than larger companies                    selects stocks carefully and monitors them
because of limited financial resources or dependence on                 continuously. And, because we focus on stocks that are
narrow product lines.                                                   already selling at relatively low prices, we believe we
                                                                        may experience less price volatility than small cap
                                                                        funds that do not use a value-oriented strategy.
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will                     We analyze each company's financial situation and its
decrease in value if interest rates rise. The risk is                   cash flow to determine the company's ability to finance
generally associated with bonds; however, because                       future expansion and operations. The potential affect
smaller companies often borrow money to finance their                   that rising interest rates might have on a stock is
operations, they may be adversely affected by rising                    taken into consideration before the stock is purchased.
interest rates.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities                       We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that a series values them.
-----------------------------------------------------------------------------------------------------------------------------------

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.71% of average daily net assets for the last fiscal year.

Portfolio managers
Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Small Cap Value Series. In making investment decisions for the Series, Mr. Beck consults with Andrea Giles.

Christopher S. Beck, Vice President/Senior Portfolio Manager, has 19 years of investment experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. Mr. Beck holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been managing the Small Cap Value Series since May 1997.

Andrea Giles, Vice President/Portfolio Manager, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

                                                        Small Cap Value Series-5

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                        Small Cap Value Series-6

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


                                                        Small Cap Value Series-7

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                          Standard Class
------------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended 12/31
Small Cap Value Series                          2000             1999             1998             1997            1996
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $15.360          $16.450          $17.920          $14.500         $12.470
Income (loss) from investment operations:
Net investment income(1)                        0.182            0.182            0.196            0.122           0.112
Net realized and unrealized gain
  (loss) on investments                         2.524           (0.997)          (1.036)           4.338           2.548
                                              -------          -------          -------          -------         -------
Total from investment operations                2.706           (0.815)          (0.840)           4.460           2.660
                                              -------          -------          -------          -------         -------
Less dividends and distributions
Dividends from net investment income           (0.185)          (0.195)          (0.135)          (0.110)         (0.180)
Distributions from net realized
  gain on investments                          (0.231)          (0.080)          (0.495)          (0.930)         (0.450)
                                              -------          -------          -------          -------         -------
Total dividends and distributions              (0.416)          (0.275)          (0.630)          (1.040)         (0.630)
                                              -------          -------          -------          -------         -------
Net asset value, end of period                $17.650          $15.360          $16.450          $17.920         $14.500
                                              =======          =======          =======          =======         =======
Total return(2)                                18.18%(3)        (4.86%)          (4.79%)(3)       32.91%(3)       22.55%(3)
Ratios and supplemental data
Net assets, end of period (000 omitted)      $103,914          $95,425         $103,989          $84,071         $23,683
Ratio of expenses to average net assets         0.85%            0.85%            0.83%            0.80%           0.80%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                              0.89%            0.85%            0.85%            0.90%           0.99%
Ratio of net investment income to average
   net assets                                   1.18%            1.16%            1.32%            1.24%           1.28%
Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly                 1.14%            1.16%            1.30%            1.14%           1.09%
Portfolio turnover                                84%              47%              45%              41%             84%

(1) Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects expense limitations in effect for the Series.

                                                        Small Cap Value Series-8

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.






Investment Company Act File No. 811-5162




DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London

Delaware Group Premium Fund
Social Awareness Series

Standard Class

One Commerce Square,  Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Social Awareness Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------


Table of contents

 ...................................................
Overview                                     page 1
Social Awareness Series                           1
 ...................................................
How we manage the Series                     page 3
Our investment strategies                         3
The securities we typically invest in             3
The risks of investing in the Series              4
Investment manager and sub-adviser                5
Portfolio managers                                5
Fund administration (Who's who)                   6

 ...................................................
Important information about the Series       page 7
Share classes                                     7
Purchase and redemption of shares                 7
Valuation of shares                               7
Dividends, distributions and taxes                7
 ...................................................
Financial highlights                         page 8

Overview: Social Awareness Series

What is the Series' goal?
     Social Awareness Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of medium- to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria excludes companies that:

o engage in activities likely to result in damage to the natural environment;

o produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power;

o manufacture or contract for military weapons;

o are in the liquor, tobacco or gambling industries; and

o conduct animal testing for cosmetic or personal care products.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of an investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Series avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for capital growth potential.

o Investors who would like an investment that incorporates social responsibility into its security selection process.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is to receive current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

                                                       Social Awareness Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Social Awareness Series. We show how returns for Standard Class of Social Awareness Series have varied over the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest return was 21.45% for the quarter ended December 31, 1998 and its lowest quarterly return was -17.21% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

                             15.45%     12.91%     -9.37%
--------------------------------------------------------------------------------
                              1998       1999       2000

                              Average annual returns for periods ending 12/31/00



                                    Social Awareness Series    S&P 500 Composite
                                        Standard Class         Stock Price Index

  1 year                                    -9.37%                   -9.10%
  Since Inception (5/1/97)                  12.02%                   -4.75%

The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                       Social Awareness Series-2

How we manage the Series

Our investment strategies

Social Awareness Series is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.


We use a computer-driven selection process designed to identify stocks, and, aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price-to-earnings ratios. Based on the ranking, we then do fundamental research on the most attractive companies.

We invest primarily in the common stocks of medium- and large-sized companies (generally $1 billion or more in market capitalization at the time of purchase) represented in the Russell 1000 Index that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above.


Social Awareness Series uses the same investment strategy as Delaware Social Awareness Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                            How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Social Awareness Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Generally, we invest 90% to 100% of net assets in common stock
in a corporation. Stockholders participate in the                    of medium- and large-sized companies.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The Series
to an agreed upon interest rate. Repurchase agreements are           will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities: Restricted securities            We may invest up to 10% of net assets in illiquid securities.
are privately placed securities whose resale is restricted           For this Series, the 10% limit includes restricted securities
under securities law.                                                such as privately placed securities that are eligible for
                                                                     resale only among certain institutional buyers without
Illiquid securities are securities that do not have a ready          registration, which are commonly known as "Rule 144A
market, and cannot be easily sold within seven days at               Securities" and repurchase agreements with maturities of over
approximately the price that a series has valued them.               seven days.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Social Awareness Series-3

Social Awareness Series is permitted to invest in all available types of equity securities, including preferred stock, warrants, convertible securities and foreign securities. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities Social Awareness Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Social Awareness Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Social Awareness Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. The Series anticipates that its annual portfolio turnover may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.


The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Social Awareness Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Social Awareness Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on stocks
securities in a certain market -- like the stock or bond             we believe can appreciate over an extended time frame
market -- will decline in value because of factors such as           regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of             We limit the amount of the Series' assets invested in any one
securities in a particular industry or the value of an               industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the         Because the Series avoids investing in companies that don't
individual company issuing the stock or bond.                        meet socially responsible criteria, its exposure to certain industry sectors may be greater or less than similar funds or market indexes. This could affect its performance positively or negatively, depending on the performance of those sectors.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that the Series has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Limited market risk is the risk that because the Series              Because the Series only invests in companies that meet its
avoids certain companies not considered socially                     definition of "socially responsible," this risk is unavoidable.
responsible, it could miss out on strong performance from
those companies.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Social Awareness Series-4

Investment manager and sub-adviser
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. As of January 1, 2001, Vantage Investment Advisors ("Vantage") was consolidated into Delaware. As a result of the consolidation, Vantage no longer serves as sub-adviser to the Series. For their services to the Series, the Series paid the manager an aggregate fee of 0.69% of average daily net assets for the last fiscal year (reflecting a waiver of fees by the manager), out of which Delaware Management Company paid Vantage in its capacity as sub-advisor 0.29%.

Portfolio managers
J. Paul Dokas and Timothy G. Connors have primary responsibility for making day-to-day investment decisions for the Social Awareness Series. In making investment decisions for the Series, Mr. Dokas and Mr. Connors regularly consult with Christopher S. Adams and Robert E. Ginsberg. Mr. Dokas, Mr. Connors, Mr. Adams and Mr. Ginsberg have been members of the Series investment team since July 2000.

J. Paul Dokas, Senior Vice President/Director of Research - Quantitative, earned a bachelor's degree at Loyola College and an MBA degree at the University of Maryland. Prior to joining Delaware Investments in 1997, he was Director - Trust Investment at Bell Atlantic Corporation where he was responsible for the investment strategies and asset allocation for more than $10 Billion in assets in the company's defined benefit and defined contribution plans. At Delaware Investments, he leads the Diversified Products team which manages various US Equity and asset allocation products. Mr. Dokas is a CFA charterholder and a member of the Association for Investment Management Research. Mr. Dokas is a Director of the Financial Analysts Society of Philadelphia.

Timothy G. Connors, Senior Vice President/Director of Research - Fundamental, earned a bachelor's degree at the University of Virginia and an MBA degree in Finance at Tulane University. Mr. Connors co-manages Structured Products team portfolios with Mr. Dokas. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis, and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. He is a CFA charterholder and a member of the Association for Investment Management and Research.

Christopher S. Adams, Vice President/Senior Equity Analyst, holds both bachelor's and master's degrees in history and economics from Oxford University, England and received his MBA with dual majors in finance and insurance/risk management from the Wharton School of the University of Pennsylvania. Mr. Adams is an equity analyst with the Structured Products team. He joined Delaware in 1995 as a member of the Strategic Planning Department, later becoming the Equity Department Business Manager. Prior to joining Delaware, he was a management consultant with Coopers & Lybrand, LLP's Financial Advisory Services group and held positions at Sumitomo Bank Ltd. and Bank of America NT & SA in London. He is a CFA Level III candidate.

Robert E. Ginsberg, Vice President/Senior Equity Analyst, graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a Bachelor's Degree in Economics with a concentration in Finance. Mr. Ginsberg is an equity analyst with the Structured Products team. Prior to joining Delaware Investments in September of 1997, he was a Consultant at Andersen Consulting, working primarily with financial services companies. At Delaware Investments, Mr. Ginsberg handles diverse analytical and portfolio management support responsibilities for the Structured Products team. He is a CFA charterholder.

                                                       Social Awareness Series-5

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager and sub-adviser to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers " for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                       Social Awareness Series-6

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                       Social Awareness Series-7

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                       Standard Class
----------------------------------------------------------------------------------------------------------------------
                                                                                                             Period
                                                                                                            5/1/97(1)
                                                                      Year Ended 12/31                       through
Social Awareness Series                               2000               1999               1998            12/31/97
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $16.360            $14.550            $12.840            $10.000
Income (loss) from investment operations:
Net investment income(2)                              0.028              0.036              0.065              0.051
Net realized and unrealized gain
  (loss) on investments                              (1.556)             1.834              1.880              2.789
                                                    -------            -------            -------            -------
Total from investment operations                     (1.528)             1.870              1.945              2.840
                                                    -------            -------            -------            -------
Less dividends and distributions
Dividends from net investment income                 (0.042)            (0.060)            (0.050)                --
Distributions from net realized
  gain on investments                                    --                 --             (0.185)                --
                                                    -------            -------            -------            -------
Total dividends and distributions                    (0.042)            (0.060)            (0.235)                --
                                                    -------            -------            -------            -------
Net asset value, end of period                      $14.790            $16.360            $14.550            $12.840
                                                    =======            =======            =======            =======
Total return(3)                                      (9.37%)            12.91%             15.45%             28.40%
Ratios and supplemental data
Net assets, end of period (000 omitted)             $31,012            $36,739            $26,962             $7,800
Ratio of expenses to average net assets               0.85%              0.85%              0.83%              0.80%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                            0.91%              0.90%              0.89%              1.40%
Ratio of net investment income
  to average net assets                               0.17%              0.30%              0.80%              1.13%
Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly                        0.11%              0.25%              0.74%              0.53%
Portfolio turnover                                      71%                22%                30%                52%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                       Social Awareness Series-8

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.





Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Strategic Income Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the Strategic Income Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------


Table of contents
 .......................................................
Overview                                         page 1
Srategic Income Series                                1
 .......................................................
How we manage the Series page                         3
Our investment strategies                             3
The securities we typically invest in                 3
The risks of investing in the Series                  7
Investment manager and sub-adviser                    9
Portfolio managers                                    9
Fund administration (Who's who)                      11
 .......................................................
Important information about
the Series                                      page 12
Share classes                                        12
Purchase and redemption of shares                    12
Valuation of shares                                  12
Dividends, distributions and taxes                   12
 .......................................................
Financial highlights                            page 13

Overview: Strategic Income Series

What are the Series' goals?
    Strategic Income Series seeks high current income and total return. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in bonds allocated among three sectors of the fixed-income market. These sectors include:

o the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated, or unrated fixed-income securities that we believe to be similarly rated, issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds.)

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

o the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions, and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. Foreign investing involves risks related to currency valuations, political instability, economic instability or lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o   Investors with long-term financial goals.

o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Series

o   Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

                                                       Strategic Income Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Strategic Income Series. We show how returns for Standard Class of Strategic Income Series have varied over the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 2.16% for the quarter ended December 31, 2000 and its lowest quarterly return was -2.59% for the quarter ended June 30, 1999.

                                                       Year-by-year total return

            -2.62%                -3.29%                 2.63%
--------------------------------------------------------------------------------
             1998                  1999                  2000


                              Average annual returns for periods ending 12/31/00
--------------------------------------------------------------------------------
                         Strategic Income Series       Lehman Brothers Aggregate
                            Standard Class                     Bond Index
--------------------------------------------------------------------------------
1 year                           -2.62%                          11.63%
Since inception (5/1/97)          0.71%                           7.58%

The Series' returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 5,500 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.




                                                       Strategic Income Series-2

How we manage the Series

Our investment strategies

Strategic Income Series is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of providing high current income and total return. Certain economic and market events generally may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the portfolio. The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Series' performance.

Following are the three key sectors we focus on, as well as our general investment approach in each sector:

o In the Investment Grade Sector, we select U.S. government and high-quality corporate bonds primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio, which could enhance total return.

o In the High-Yield Sector, we purchase U.S. high-yield corporate bonds to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the issuing companies may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the portfolio after evaluating both the company's fundamental strength and the bond's liquidity.

o In the International Sector, we select foreign bonds to add diversification to the portfolio. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the portfolio, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Series' assets may be invested in each fixed-income sector. In addition, the Series may invest up to 10% of its assets in U.S. equity securities.

Strategic Income Series uses the same investment strategy as Delaware Strategic Income Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
     Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a              The Series may invest up to 60% of net assets in high-yield
corporation and rated lower than investment grade by a                corporate bonds. Emphasis is typically on those rated BB or
nationally recognized statistical rating organization                 Ba by an NRSRO.
(NRSRO) such as S&P or Moody's. High-yield bonds are issued
by corporations that have poor credit quality and may have            We carefully evaluate an individual company's financial
difficulty repaying principal and interest.                           situation, its management, the prospects for its industry
                                                                      and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                                      ratings. The Series may invest in unrated bonds if we
                                                                      believe their credit quality is comparable to the rated
                                                                      bonds we are permitted to invest in. Unrated bonds may be
                                                                      more speculative in nature than rated bonds.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Strategic Income Series-3

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S. obligations                   The Series may invest up to 60% of net assets in direct U.S.
including bills, notes, bonds as well as other debt                   government obligations; however, these securities will
securities issued by the U.S. Treasury or securities of U.S.          typically be a smaller percentage of the portfolio because
government agencies or instrumentalities which are backed by          they generally do not offer as high a level of current
the full faith and credit of the United States.                       income as other fixed-income securities the Series may
                                                                      invest in.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that              We may invest up to 60% of net assets in government-related
represent pools of mortgages, with investors receiving                mortgage-backed securities or fully collateralized privately
principal and interest payments as the underlying mortgage            issued mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                     We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage             securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage          not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial                   or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates          rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies           categories by an NRSRO such as S&P or Moody's. They must
or instrumentalities.                                                 also represent interests in whole-loan mortgages,
                                                                      multi-family mortgages, commercial mortgages and other
                                                                      mortgage collateral supported by a first mortgage lien on
                                                                      real estate. The privately issued securities we invest in
                                                                      are either CMOs or REMICs (see below).
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately issued          See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs): Privately          See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by accounts            We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit               the four highest categories by an NRSRO.
loans.
------------------------------------------------------------------------------------------------------------------------------------
Investment grade corporate bonds: Debt obligations issued by          The Series may invest up to 60% of net assets in investment
a corporation rated in one of the four highest categories by          grade corporate bonds.
an NRSRO (or, if unrated, that we believe are of equal
quality). Debt securities within the top three categories by an NRSRO comprise what are known as high-grade bonds and are regarded as having a strong ability to pay principal and
interest. Securities in the fourth category by an NRSRO are
known as medium-grade bonds and are regarded as having an
adequate capacity to pay principal and interest but with
greater vulnerability to adverse economic conditions and
speculative characteristics.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities and foreign corporate bonds:            We may invest in foreign government securities and primarily
Foreign government securities issued by foreign governments           focus on better quality bonds with investment-grade credit
or supranational entities. A supranational entity is an               ratings. The Series may also invest in securities issued by
entity established or financially supported by the national           supranational entities, which are typically of higher
governments of one or more countries. The International Bank          quality.
for Reconstruction and Development (more commonly known as
the World Bank) is one example of a supranational entity.             We may invest in both rated and unrated foreign securities.
                                                                      We may invest both in investment grade securities and
Foreign corporate bonds are debt obligations issued by a              non-investment grade (i.e., those rated BB or lower by S&P
foreign corporation.                                                  or Fitch, Ba or lower by Moody's, or similarly rated by
                                                                      another NRSRO.)

                                                                      However, up to 15% of the Series' assets may also be
                                                                      invested in foreign securities issued by emerging or
                                                                      developing countries, which may be lower rated, including
                                                                      securities rated below investment grade.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and payment-in-kind bonds: Zero coupon              We may invest in zero coupon bonds and payment in kind
securities are debt obligations which do not entitle the              bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to                  component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin                are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and               securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par                react to changes in interest rates to a greater degree than
value. Payment-in-kind bonds pay interest or dividends in             interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                      quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Strategic Income Series-4

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Equity securities: Common stocks, preferred stocks                    Up to 10% of the Series' assets may be invested in U.S.
(including adjustable rate preferred stocks) and other                equity securities.
equity securities, such as convertible securities and
warrants.                                                             We would select only equity securities that were consistent with the Series' objective of high current income and total return.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or              At times when we anticipate adverse conditions, we may want
sell a security or group of securities at an agreed upon              to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or             them. We might use options or futures to neutralize the
may not choose to go through with the transaction.                    effect of any price declines, without selling the bond or
                                                                      bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or sale of
securities at a specified price, on a specified date. Unlike          Use of these strategies can increase the operating costs of
an option, a futures contract must be executed unless it is           the Series and can lead to loss of principal.
sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some foreign countries,             We may invest in closed-end investment companies consistent
investments by a mutual fund may only be made through                 with the 1940 Act requirements. These investments involve an
investments in closed-end investment companies that in turn           indirect payment of a portion of the other investment
invest in the securities of such countries.                           companies' expenses, including advisory fees.
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under the               We may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative for debtor                 reforms undertaken by countries in connection with the
nations to restructure their outstanding external                     issuance of Brady Bonds makes the debt of countries that
indebtedness (generally, commercial bank debt). Brady Bonds           have issued Brady Bonds or those that have announced plans
tend to be of lower quality and more speculative than                 to issue them a viable opportunity for investment.
securities of developed country issuers.
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward contract involves            We may invest in securities issued in any currency and may
an obligation to purchase or sell a specific currency at a            hold foreign currency.
future date at a price set at the time of the contract.
Forward contracts are used to "lock-in" the price of a                Although the Series values its assets daily in terms of U.S.
security that will be purchased or sold, in terms of U.S.             dollars, we do not convert our holdings of foreign
dollars or other currencies.                                          currencies into U.S. dollars on a daily basis. We may,
                                                                      however, from time to time, purchase or sell foreign
                                                                      currencies and/or engage in forward foreign currency
                                                                      transactions in order to expedite settlement of portfolio
                                                                      transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the spot rate prevailing in the foreign currency exchange
                                                                      market or through a forward foreign currency contract or
                                                                      forward contract. The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a
                                                                      security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use
                                                                      forward contracts for speculative purposes.

                                                                      These transactions may increase the Series' expenses.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 10%
                                                                      limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Strategic Income Series-5

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In an interest          We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party              sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making                in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving                Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments           Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a                forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total             available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                              Interest rate swaps and index swaps will be considered
                                                                      illiquid securities (see below).
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities, including repurchase agreements with maturities
approximately the price that a series has valued them.                of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.

Lending securities Strategic Income Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Strategic Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Strategic Income Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that Strategic Income Series' annual portfolio turnover will exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.


                                                       Strategic Income Series-6

The risks of investing in the Series
    Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Strategic Income Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                bonds that we believe will continue to pay interest
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall bond market or interest rate movements and
confidence.                                                           generally do not trade for short-term purposes.

Index swaps are subject to the same market risks as the               In evaluating the use of an index swap, we carefully
investment market or sector that the index represents.                consider how market changes could affect the swap and how
Depending on the actual movements of the index and how well           that compares to us investing directly in the market the
the portfolio managers forecast those movements, a series             swap is intended to represent.
could experience a higher or lower return than anticipated.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of              We diversify the Series' assets across three distinct
securities in a particular industry or the value of an                sectors of the bond market and among a wide variety of
individual stock or bond will decline because of changing             individual issuers.
expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease          The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for              eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter              monitoring economic conditions.
maturities.
                                                                      We will not invest in swaps with maturities of more than two
Swaps may be particularly sensitive to interest rate                  years. Each business day we will calculate the amount the
changes. Depending on the actual movements of interest rates          Series must pay for any swaps it holds and will segregate
and how well the portfolio managers anticipate them, a                cash or other liquid securities to cover that amount.
series could experience a higher or lower return than
anticipated.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond's issuer (or an            Our careful, credit-oriented bond selection and our
entity that insures the bond) will not be able to make                commitment to hold a diversified selection of high-yield
timely payments of interest and principal.                            bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails           Our holdings of high quality investment grade bonds are less
the risk of principal loss, which may be greater than the             subject to credit risk and may help to balance any credit
risk involved in investment grade bonds. High-yield bonds             problems experienced by individual high-yield bond issuers
are sometimes issued by companies whose earnings at the time          or foreign issuers.
the bond is issued are less than the projected debt payments
on the bonds.                                                         When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high
Some analysts believe a protracted economic downturn would            quality ratings and do careful credit analysis before
severely disrupt the market for high-yield bonds, adversely           investing.
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest. It is likely that protracted periods of economic
uncertainty would cause increased volatility in the market
prices of high-yield bonds, an increase in the number of
high-yield bond defaults and corresponding volatility in a
series' net asset value.

If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely
affected.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a series             We will use options and futures for defensive purposes, such
may experience a significant loss if it employs an option or          as to protect gains in the portfolio without actually
futures strategy related to a security or a market index and          selling the security or to neutralize the impact of interest
that security or index moves in the opposite direction from           rate changes. We will not use futures and options for
what the portfolio managers anticipated. Futures and options          speculative reasons or in an effort to enhance return.
also involve additional expenses, which could reduce any
benefit or increase any loss to a series using the strategy.
------------------------------------------------------------------------------------------------------------------------------------

                            Strategic Income Series-7

------------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be               The Series will attempt to reduce foreign investing risks
adversely affected by political instability (including                through portfolio diversification, credit analysis and
governmental seizures or nationalization of assets), changes          attention to trends in the world economies, industries and
in currency exchange rates, foreign economic conditions or            financial markets.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have                 We carefully evaluate the political and economic situations
greater price volatility, less regulation and higher                  in the countries where we invest and take these risks into
transaction costs than U.S. markets.                                  account before we select securities for the portfolio.
                                                                      However, there is no way to eliminate foreign risks when
                                                                      investing internationally.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities risks involve the ability of a          The Series attempts to reduce the risks associated with
foreign government or government related issuer to make               investing in foreign governments by limiting the portion of
timely and ultimate payments on its external debt                     portfolio assets that may be invested in such securities.
obligations. This ability to make payments will be strongly
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of an investment             We may try to hedge currency risk by purchasing foreign
may be negatively affected by changes in foreign currency             currency exchange contracts. By agreeing to purchase or sell
exchange rates. Adverse changes in exchange rates may reduce          foreign securities at a pre-set price on a future date, the
or eliminate any gains produced by investments that are               Series strives to protect the value of the stock it owns
denominated in foreign currencies and may increase any                from future changes in currency rates. We will use forward
losses.                                                               currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance
Several European countries began participating in the                 that a strategy such as this will be successful.
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that the risks               While the Series may purchase securities of issuers in any
associated with international investing will be greater in            foreign country, developed and emerging, no more than 15% of
emerging markets than in more developed foreign markets               the Series' assets may be invested in direct obligations of
because, among other things, emerging markets may have less           issuers located in emerging market countries.
stable political and economic environments.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be           A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price             our ability to dispose of particular issues, when necessary,
that a series values them.                                            to meet the Series' liquidity needs or in response to a
                                                                      specific event, such as the declining creditworthiness of
The high-yield secondary market is particularly susceptible           the issuer. In striving to manage this risk, we evaluate the
to liquidity problems when the institutions, such as mutual           size of a bond issuance as a way to anticipate its likely
funds and certain financial institutions that dominate it,            liquidity level.
temporarily stop buying bonds for regulatory, financial or
other reasons.                                                        We may invest only 10% of net assets in illiquid securities, excluding Rule 144A securities described above.
------------------------------------------------------------------------------------------------------------------------------------
Valuation risk: A less liquid secondary market as described           We will strive to manage this risk by carefully evaluating
above can make it more difficult for a series to obtain               individual bonds and by limiting the amount of the portfolio
precise valuations of the high-yield securities in its                that can be allocated to privately placed high-yield
portfolio. During periods of reduced liquidity, judgment              securities.
plays a greater role in valuing high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
Legislative and regulatory risk: The United States Congress           We monitor the status of regulatory and legislative
has from time to time taken or considered legislative                 proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond               on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a fund to attain its investment
objective.
------------------------------------------------------------------------------------------------------------------------------------

                                                       Strategic Income Series-8

Investment manager and sub-adviser
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Delaware International Advisers Ltd. is the Series' sub-adviser. Subject to the overall supervision of the manager, the sub-adviser manages the international sector of the Series' portfolio and furnishes the manager with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. For its services to the Series, the Series paid the manager an aggregate fee of 0.65% of average daily net assets for the last fiscal year out of which Delaware Management Company paid Delaware International Advisers in its capacity as sub-adviser 0.31%.

Portfolio managers
Peter C. Andersen has primary responsibility for allocating Strategic Income Series' assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Series regarding its investments in the high-yield sector. In making investment decisions for the Series, Paul A. Grillo, who has responsibility for making day-to-day investment decisions for the Series regarding its investments in investment grade securities, and Mr. Andersen regularly consult with Jude T. Driscoll. Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Strategic Income Series regarding its investments in foreign securities. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed-income team members.

Peter C. Andersen, Vice President/Senior Portfolio Manager, earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor's degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the Physics Department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm of MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder. He has been participating in the management of the Series since September 18, 2000 and assumed primary responsibility for making day-to-day investment decisions for the Series on September 29, 2000.

Paul Grillo, Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder. He has primary responsibility for making day-to-day investment decisions for the Series regarding its investments in investment grade securities. Mr. Grillo has been a member of Strategic Income Series' management team since its inception.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

                                                       Strategic Income Series-9

Portfolio managers
(continued)

Christopher A. Moth, Senior Portfolio Manager/Director of Investment Strategy/Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Series in July 1999.

Joanna Bates, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International Advisers in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

David G. Tilles, Managing Director/Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers was Chief Investment Officer of Hill Samuel Investment Management Ltd.

                                                      Strategic Income Series-10

Who's who?
The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Sub-adviser
Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

A sub-adviser is a company generally responsible for the management of a fund's assets and is selected and supervised by the investment manager.

Portfolio managers
Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers " for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                      Strategic Income Series-11

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.


Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                      Strategic Income Series-12

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                                      Standard Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Period
                                                                                                                    5/1/97(1)
                                                                                  Year Ended 12/31                   through
Strategic Income Series                                                  2000            1999            1998        12/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $9.660         $10.600         $10.620        $10.000
Income (loss) from investment operations:
Net investment income(2)                                                 0.741           0.779           0.832          0.523
Net realized and unrealized gain (loss) on investments
    and foreign currencies                                              (0.986)         (1.109)         (0.557)         0.097
                                                                       -------         -------         -------         ------
Total from investment operations                                        (0.245)         (0.330)          0.275          0.620
                                                                       -------         -------         -------         ------
Less dividends and distributions
Dividends from net investment income                                    (0.905)         (0.610)         (0.270)            --
Distributions from net realized gain on investments                         --              --          (0.025)            --
                                                                       -------         -------         -------         ------
Total dividends and distributions                                       (0.905)         (0.610)         (0.295)            --
                                                                       -------         -------         -------         ------
Net asset value, end of period                                          $8.510         $ 9.660         $10.600        $10.620
                                                                       =======         =======         =======         ======
Total return (3)                                                        (2.62%)         (3.29%)          2.63%(4)       6.20%(4)

Ratios and supplemental data
Net assets, end of period (000 omitted)                                $15,217         $19,842         $20,571         $8,606
Ratio of expenses to average net assets                                  0.80%           0.80%           0.80%          0.80%
Ratio of expenses to average net assets
    prior to expense limitation and expenses
    paid indirectly                                                      0.80%           0.80%           0.81%          1.23%
Ratio of net investment income
    to average net assets                                                8.57%           7.88%           7.90%          7.44%
Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly                                             8.57%           7.88%           7.89%          7.01%
Portfolio turnover                                                        138%            101%            143%            70%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(4) Total return reflects expense limitations in effect for the Series.


                                                      Strategic Income Series-13

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.








Investment Company Act File No. 811-5162











DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London

Delaware Group
Premium Fund

Technology and
Innovation Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001


This Prospectus offers the Technology and Innovation Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------


Table of contents

 ...................................................
Overview                                     page 1
Technology and Innovation Series                  1
 ...................................................
How we manage the Series                     page 2
Our investment strategies                         2
The securities we typically invest in             2
The risks of investing in the Series              4
Investment manager                                5
Portfolio managers                                5
Fund administration (Who's who)                   6

 ...................................................
Important information about the Series       page 7
Share classes                                     7
Purchase and redemption of shares                 7
Valuation of shares                               7
Dividends, distributions and taxes                7
 ...................................................
Financial highlights                         page 8

Overview: Technology and Innovation Series

What is the Series' goal?
     Technology and Innovation Series seeks to provide long-term capital growth. Although the Series will strive to meet its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks we believe will benefit from technological advances and improvements. We strive to identify companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from the development, advancement and use of technology or from innovations that may indirectly benefit from technology. The stocks can be of any size or market capitalization, including securities of emerging or other growth-oriented companies.

The Series uses a bottom-up approach to stock selection that seeks companies that are market leaders, have strong product cycles, innovative concepts or may benefit from industry trends. We look at estimated growth rates, market capitalization and cash flows as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. Although the Series will not invest more than 25% of its net assets in any one industry, the Series will be highly concentrated in the industries that are poised to benefit from technology or from innovations that may indirectly benefit from technology. Therefore, the Series may be particularly sensitive to changes in the general market and economic conditions that affect those industries. Companies in the rapidly changing field of technology and in the fields that may benefit from innovation and technology often face special risks. For example, their products may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is likely to be much more volatile than one with exposure to a greater variety of industries, especially in the short run.

In addition, the Series may invest in smaller companies that involve greater risk than other companies due to their size, narrow product lines, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience more volatile price fluctuations, especially over the short term.

Technology and Innovation Series is considered "non-diversified" under the federal laws and rules that regulate mutual funds. That means the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risk.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of companies believed to benefit from technological advances and improvements.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors unwilling to accept the risks of a non-diversified, more concentrated fund focusing on companies believed to benefit from technological advances and improvements.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

How has the Series performed?


Since the Series has not been operational for a full calendar year, no performance information is provided.

                                              Technology and Innovation Series-1

How we manage the Series


Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Series. The following describes how the portfolio managers pursue the Series' investment goal.

We strive to identify companies of any size that offer above-average opportunities for long-term price appreciation. At least 80% of the Series' assets will be invested in common stocks issued by companies that we believe are poised to benefit from the development, advancement and use of technology or from innovations that may indirectly benefit from technology. In striving to identify such companies, we will evaluate a company's managerial skills, strategic focus, product development, position in its industry or relevant markets, and innovative concepts.

Some industries likely to be represented in the portfolio are:

o computer software and hardware;

o semiconductor, minicomputers and peripheral equipment;

o telecommunication, media and information services;

o environmental services, chemicals and synthetic materials;

o defense and commercial electronics;

o data storage and retrieval; and

o biotechnology, health care and medical supplies.

The Series uses a bottom-up approach to stock selection. We look at estimated growth rates, market capitalization and cash flows of individual companies as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Technology and Innovation Series uses the same investment strategy as Delaware Technology and Innovation Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds, the timing of investments and redemptions, and insurance contract fees.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                             How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Technology and Innovation Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         We invest at least 80% of the Series' total assets in equity
in a corporation. Stockholders participate in the                    securities (including common stocks and convertible
corporation's profits and losses, proportionate to the               securities). Generally, however, we invest 90% to 100% of net
number of shares they own. Stocks are often referred to as           assets in common stock. The Series may invest in common stocks
"equity securities" or "equities."                                   of any market capitalization. Market capitalization is the measure of the size of a company, determined by multiplying the current market price of the common stock by the number of
                                                                     shares held by shareholders.
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities and American Depositary Receipts (ADRs):          Although the Series may invest up to 25% of its net assets in
Securities of foreign entities issued directly or, in the            foreign securities, we have no present intention of doing so.
case of ADRs, through a U.S. bank. ADRs represent a bank's           We may invest without limit in ADRs and will do so when we
holdings of a stated number of shares of a foreign                   believe they offer greater value and greater appreciation
corporation. An ADR entitles the holder to all dividends and         potential than U.S. securities.
capital gains earned by the underlying foreign shares. ADRs
are bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks or                  The Series may invest in convertible securities and selects
corporate bonds that can be exchanged for a set number of            them on the basis of the common stock into which they can be
shares of common stock at a predetermined price. Preferred           converted, not on the basis of the credit quality ratings of
stock has preference over common stock in the payment of             the convertible securities.
dividends and liquidation of assets, and often pays
dividends at a fixed rate. Corporate bonds are debt
securities issued by a corporation which typically make
fixed periodic interest payments and make full repayment on
a specified maturity date.
------------------------------------------------------------------------------------------------------------------------------------

                                              Technology and Innovation Series-2

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                             How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Technology and Innovation Series
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as         Typically, the Series uses repurchase agreements as a
the Series, and seller of securities in which the seller             short-term investment for the Series' cash position. In order
agrees to buy the securities back within a specified time at         to enter into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The Series
to an agreed upon interest rate. Repurchase agreements are           may not have more than 10% of its assets in repurchase
often viewed as equivalent to cash.                                  agreements with maturities of over seven days. The Series will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including those
resale is restricted under securities law.                           that are eligible for resale only among certain institutional buyers without registration which are commonly known as "Rule
                                                                     144A Securities." Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or             If we have stocks that appreciated in price, we may want to
sell a security at an agreed upon price at a future date.            protect those gains when we anticipate adverse conditions. We
The purchaser of an option may or may not choose to go               might use options or futures to neutralize the effect of any
through with the transaction.                                        price declines, without selling the security. We might also use options or futures to gain exposure to a particular market
Futures contracts are agreements for the purchase or sale of         segment without purchasing individual securities in that
securities at a specified price, on a specified date. Unlike         segment. We might use this approach if we had excess cash that
an option, a futures contract must be executed unless it is          we wanted to invest quickly.
sold before the settlement date.
                                                                     We might use covered call options if we believe that doing so
Certain options and futures may be considered to be                  would help the Series to meet its investment objective.
derivative securities.
                                                                     Use of these strategies can increase the operating costs of the
                                                                     Series and can lead to loss of principal.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready             The Series may invest no more than 15% of net assets in
market, and cannot be easily sold within seven days at               illiquid securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including warrants, preferred stocks, and bonds. Please see the Statement of Additional Information for additional descriptions of these securities as well as other securities in which the Series may invest.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions In response to unfavorable market conditions, the Series may make temporary investments in bonds, cash or cash equivalents. To the extent that the Series holds these securities, it may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that the Series will have an annual portfolio turnover of more than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover rate can result in higher brokerage costs.


                                              Technology and Innovation Series-3

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following chart gives a brief description of the chief risks of investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Technology and Innovation Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term approach and focus on securities that
securities in a certain market-like the stock or bond                we believe can continue to provide returns over an extended
market-will decline in value because of factors such as              period of time regardless of interim market fluctuations.
economic conditions, future expectations or investor                 Generally, we do not try to predict overall market movements or
confidence.                                                          trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of             Although the Series will not invest more than 25% of its net
securities in a particular industry or the value of an               assets in one industry, it will concentrate its investments in
individual stock or bond will decline because of changing            companies that we believe will benefit from technological
expectations for the performance of that industry or for the         advances and innovation. As a result, the value of Series
individual company issuing the stock.                                shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Series may be more susceptible to any single economic, political or regulatory occurrence affecting these companies.

                                                                     To seek to reduce these risks, we limit the amount of the
                                                                     Series' assets invested in any one industry and we follow a rigorous selection process before choosing securities for the
                                                                     Series.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly         The Series can invest in small or medium-sized companies and we
bonds with longer maturities, will decrease in value if              seek to address the potential interest rate risks associated
interest rates rise and increase in value if interest rates          with those holdings by analyzing each company's financial
fall. However, investments in equity securities issued by            situation and its cash flow to determine the company's ability
small and medium-sized companies, which often borrow money           to finance future expansion and operations. As appropriate,
to finance operations, may also be adversely affected by             potential impact that rising interest rates might have on a
rising interest rates.                                               stock is taken into consideration before a stock is purchased.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be              Currently, the Series intends to invest only a small portion
adversely affected by political instability, changes in              its portfolio in ADRs. If we were to purchase foreign
currency exchange rates, foreign economic conditions or              securities, they would often be denominated in U.S. dollars. We
inadequate regulatory and accounting standards.                      also tend to avoid markets where we believe accounting
                                                                     principles or the regulatory structure are underdeveloped.
Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Company size risk is the risk that prices of small and               The Series seeks opportunities among companies of all sizes.
medium-sized companies may be more volatile than larger              However, because the Series does not concentrate specifically
companies because of limited financial resources or                  on small or medium-sized companies, this risk may be balanced
dependence on narrow product lines.                                  by holdings of larger companies.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund values them.
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified funds risk: Non-diversified funds have the           The Series is a non-diversified fund as defined by the
flexibility to invest as much as 50% of their assets in as           Investment Company Act of 1940. We perform extensive analysis
few as two issuers with no single issuer accounting for more         on all securities, particularly those that represent a larger
than 25% of the portfolio. The remaining 50% of the                  percentage of portfolio assets.
portfolio must be diversified so that no more than 5% of a
fund's assets is invested in the securities of a single
issuer. Since a non-diversified fund may invest its assets
in fewer issuers, the value of its shares may increase or
decrease more rapidly than if it were fully diversified
because changes in the price of any one portfolio security
may affect a larger portion of its overall assets.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a fund may          We will not use futures and options for speculative reasons. We
experience a significant loss if it employs an options or            may use futures and options to protect gains in the portfolio
futures strategy related to a security or a market index and         without actually selling a security. We may also use options
that security or index moves in the opposite direction from          and futures to quickly invest excess cash so that the portfolio
what the portfolio manager anticipated. Futures and options          is generally fully invested.
also involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.
------------------------------------------------------------------------------------------------------------------------------------

                                              Technology and Innovation Series-4

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay Delaware Management Company the following fee on an annual basis: 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next $1.5 billion; and 0.60% on assets in excess of $2.5 billion. Delaware Management Company has elected voluntarily to waive its management fee and pay expenses from the commencement of the Series' operations through October 31, 2001 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.85% of average daily net assets.

Portfolio managers
Jeffrey W. Hynoski has primary responsibility for making day-to-day investment decisions for Technology and Innovation Series. In making decisions for the Series, Mr. Hynoski regularly consults with Gerald S. Frey, Senior Portfolio Manager of the growth team.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid- and large-capitalization growth group, where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University. Mr. Hynoski has been managing the Series since its inception.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

                                              Technology and Innovation Series-5

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers " for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                              Technology and Innovation Series-6

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                              Technology and Innovation Series-7

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                                      Standard Class
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            Period
                                                                                                                          8/31/00(1)
                                                                                                                            through
Technology and Innovation Series                                                                                           12/31/00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                                        $10.000
Loss from investment operations:
Net investment loss(2)                                                                                                       (0.001)
Net realized and unrealized loss on investments                                                                              (4.659)
                                                                                                                            -------
Total from investment operations                                                                                             (4.660)
                                                                                                                            -------
Net asset value, end of period                                                                                              $ 5.340
                                                                                                                            =======
Total return(3)                                                                                                             (46.70%)
Ratios and supplemental data
Net assets, end of period (000 omitted)                                                                                     $ 1,334
Ratio of expenses to average net assets(4)                                                                                    0.84%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly                              1.16%
Ratio of net investment loss to average net assets                                                                           (0.03%)
Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly                  (0.35%)
Portfolio turnover                                                                                                             127%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

(4) Ratio including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.88%.

                                              Technology and Innovation Series-8

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.






Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia o London


Delaware Group
Premium Fund

Trend Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001


This Prospectus offers the Trend Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ...................................................
Overview                                     page 1
Trend Series                                      1
 ...................................................
How we manage the Series                     page 2
Our investment strategies                         2
The securities we typically invest in             2
The risks of investing in the Series              4
Investment manager                                5
Portfolio managers                                5
Fund administration (Who's who)                   6

 ...................................................
Important information about the Series       page 7
Share classes                                     7
Purchase and redemption of shares                 7
Valuation of shares                               7
Dividends, distributions and taxes                7
 ...................................................
Financial highlights                         page 8

Overview: Trend Series

What are the Series' goals?
     Trend Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cash flow as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Trend Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.



How has the Series performed?
-------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Trend Series. We show how returns for Standard Class of Trend Series have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 34.16% for the quarter ended December 31, 1999 and its lowest quarterly return was -23.37% for the quarter ended December 31, 2000.

--------------------------------------------------------------------------------
                                                       Year-by-year total return

    -0.39%    39.21%    11.00%    21.37%    16.04%    70.45%    -6.88%
--------------------------------------------------------------------------------
     1994      1995      1996      1997      1998      1999      2000

                              Average annual returns for periods ending 12/31/00


                                    Trend Series         Russell 2000
                                   Standard Class        Growth Index

  1 year                               -6.88%              -22.43%
  5 years                              19.93%                7.14%
  Since inception (12/27/93)           19.60%                9.27%

The Series' returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                                  Trend Series-1

How we manage the Series

Our investment strategies


We strive to identify small companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales, and earnings.


Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Trend Series studies:

o the operational history of the company;

o the strategic focus of the company; and

o the company's competitive environment.

The Series uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cash flow as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Trend Series uses the same investment strategy as Delaware Trend Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Trend Series
Common stocks: Securities that represent shares of ownership         Generally, we invest 85% to 100% of net assets in common stock
in a corporation. Stockholders participate in the                    with at least 65% in small, growth-oriented companies.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): ADRs are issued by a            We may hold ADRs when we believe they offer greater
U.S. bank and represent the bank's holdings of a stated              appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The Series
to an agreed upon interest rate. Repurchase agreements are           will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including those
resale is restricted under securities law.                           that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                     144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid securities,
market, and cannot be readily sold within seven days at              including repurchase agreements with maturities of over
approximately the price that a series has valued them.               seven days.
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Trend Series-2

Trend Series may also invest in other securities including convertible securities, warrants and preferred stocks and bonds. The Series may also enter into futures and options. Trend Series may invest a portion of its net assets directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional information on these securities as well as those listed in the table above.

Lending securities Trend Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Trend Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Trend Series may hold a substantial portion of its assets in cash or cash equivalents, fixed-income obligations issued by the U.S. government, its agencies or instrumentalities and corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that Trend Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.


                                                                  Trend Series-3

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Trend Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Trend Series
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on stocks
securities in a certain market -- like the stock or bond             we believe can appreciate over an extended time frame
market -- will decline in value because of factors such              regardless of interim market fluctuations. We do not try to
as economic conditions, future expectations or                       predict overall stock market movements and though we may hold
investor confidence.                                                 securities for any amount of time, we typically do not trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of             We limit the amount of the Series' assets invested in any one
securities in a particular industry or the value of an               industry and in any individual security. We also follow a
individual stock or bond will decline because of changing            rigorous selection process before choosing securities and
expectations for the performance of that industry or for the         continuously monitor them while they remain in the portfolio.
individual company issuing the stock.
------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of smaller                The Series maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because         stocks carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease         We analyze each company's financial situation and its cash flow
in value if interest rates rise. The risk is generally               to determine the company's ability to finance future expansion
associated with bonds; however, because smaller companies            and operations. The potential effect that rising interest rates
often borrow money to finance their operations, they may be          might have on a stock is taken into consideration before the
adversely affected by rising interest rates.                         stock is purchased.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be              We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign corporations through American Depositary
governmental seizures or nationalization of assets), changes         Receipts. We do not presently intend to invest directly in
in currency exchange rates, foreign economic conditions or           foreign securities. When we do purchase ADRs, they are
inadequate regulatory and accounting standards. Foreign              generally denominated in U.S. dollars and traded on a
markets may also be less efficient, less liquid, have                U.S. exchange.
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Trend Series-4

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.72% of average daily net assets for the last fiscal year.

Portfolio managers
Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Trend Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey
W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Vice President/Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

                                                                  Trend Series-5

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor
Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street,
Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                                  Trend Series-6

Important information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                                  Trend Series-7

Financial highlights
The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


                                                                                                                      Standard Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended 12/31
Trend Series                                             2000             1999             1998             1997            1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $33.660          $19.760          $17.380          $14.560         $14.020
Income (loss) from investment operations:
Net investment income (loss)(1)                         (0.051)          (0.043)           0.006            0.019           0.050
Net realized and unrealized gain
  (loss) on investments                                 (1.676)          13.945            2.736            3.031           1.380

Total from investment operations                        (1.727)          13.902            2.742            3.050           1.430

Less dividends and distributions
Dividends from net investment income                        --           (0.002)          (0.020)          (0.050)         (0.090)
Distributions from net realized
  gain on investments                                   (2.133)              --           (0.342)          (0.180)         (0.800)

Total dividends and distributions                       (2.133)          (0.002)          (0.362)          (0.230)         (0.890)

Net asset value, end of period                         $29.800          $33.660          $19.760          $17.380         $14.560

Total return(2)                                         (6.88%)(3)       70.45%           16.04%(3)        21.37%(3)       11.00%(3)
Ratios and supplemental data:
Net assets, end of period (000 omitted)               $760,320         $503,657         $168,251         $118,276         $56,423
Ratio of expenses to average net assets                  0.83%            0.82%            0.81%            0.80%           0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly                                        0.84%            0.82%            0.85%            0.88%           0.92%
Ratio of net investment income
  (loss) to average net assets                          (0.14%)          (0.18%)           0.03%            0.16%           0.56%
Ratio of net investment income (loss) to average
  net assets prior to expense limitation
  and expenses paid indirectly                          (0.15%)          (0.18%)          (0.01%)           0.08%           0.44%
Portfolio turnover                                         61%              82%             121%             125%            112%

(1) Per share information for the periods ended December 31, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects expense limitations in effect for the Series.

                                                                  Trend Series-8

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.














Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

U.S. Growth Series

Standard Class

One Commerce Square,
Philadelphia, PA 19103

Prospectus May 1, 2001

This Prospectus offers the U.S. Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents
 ...............................................................
Overview                                                page 1
U.S. Growth Series                                           1
 ...............................................................
How we manage the Series                                page 2
Our investment strategies                                    2
The securities we typically invest in                        2
The risks of investing in the Series                         4
Investment manager                                           5
Portfolio managers                                           5
Fund administration (Who's who)                              6
 ...............................................................
Important information about
  the Series                                            page 7
Share classes                                                7
Purchase and redemption of shares                            7
Valuation of shares                                          7
Dividends, distributions and taxes                           7
 ...............................................................
Financial highlights                                    page 8

Overview: U.S. Growth Series

What are the Series' goals?
      U.S. Growth Series seeks to maximize capital appreciation. Although the Series will strive to achieve its investment goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Our strategy is to identify companies whose earnings are expected to grow faster than the U.S. economy in general. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Series' selection decisions.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Series shares will increase and decrease according to changes in the value of the Series' investments. This Series will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for capital growth potential.

o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.


Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is to receive current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in U.S. Growth Series. We show the return for Standard Class of U.S. Growth Series over the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the period illustrated in this bar chart, the Class' highest quarterly return was 8.41% for the quarter ended September 30, 2000 and its lowest quarterly return was -18.03% for the quarter ended December 31, 2000.

                                                                    Total return


 ...........................................................................  10%


 ...........................................................................   5


___________________________________________________________________________   0


                                -4.16%
 ............................................................................ -5
                                 2000



                               Average annual returns for period ending 12/31/00


                                        U.S. Growth Series     S&P 500 Composite
                                          Standard Class       Stock Price Index
--------------------------------------------------------------------------------
1 year                                        -4.16%                -9.10%

Since inception (11/15/99)                     1.33%                -3.47%


The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                            U.S. Growth Series-1

How we manage the Series

Our investment strategies

U.S. Growth Series seeks to maximize capital appreciation. We invest primarily in common stocks and though we have the flexibility to invest in companies of all sizes, we generally focus on medium- and large-sized companies. Our goal is to own companies with the potential to grow earnings faster than the U.S. economy in general. We look for companies that have:

o low dividend yields;

o strong balance sheets; and

o high expected earnings growth rates relative to their industry.

There are a number of catalysts that might increase a company's potential for accelerated earnings growth. Our disciplined, research-intensive selection process is designed to identify earnings catalysts such as:

o management changes;

o new products;

o structural changes in the economy; or

o corporate restructurings and turnaround situations.


We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

U.S. Growth Series uses the same investment strategy as Delaware U.S. Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


The securities we typically invest in

Stocks offer investors the potential for capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                            How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          Generally, we invest 85% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                     in common stock of companies that we think have appreciation
corporation's profits and losses, proportionate to the                potential. We may invest in companies of all sizes, but
number of shares they own.                                            typically focus on medium- and large-sized companies.
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities and American Depositary Receipts:                  The Series may invest up to 20% of its assets in securities
Securities of foreign entities issued directly or, in the             of foreign issuers. Such foreign securities may be traded on
case of American Depositary Receipts (ADRs), through a U.S.           a foreign exchange, or they may be in the form of ADRs.
bank. ADRs represent a bank's holding of a stated number of           Direct ownership of foreign securities will typically not be
shares of a foreign corporation. An ADR entitles the holder           a significant part of our strategy. We may, however own ADRs
to all dividends and capital gains earned by the underlying           when we think they offer greater appreciation potential than
foreign shares. ADRs are bought and sold in the same way as           domestic stocks
U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series would only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------


                                                            U.S. Growth Series-2

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                            How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 10%
                                                                      limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready              We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities.
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Fixed-income securities: Securities that may include debt             We may invest up to 35% of the Series' assets in debt
securities, bonds, convertible bonds, as well as,                     securities, bonds, convertible bonds, preferred stocks and
non-investment grade fixed-income securities.                         convertible preferred stock. We may also invest up to 10% of this portion in non-investment grade bonds if we believe
                                                                      that doing so would help us to meet the Series' objective.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or              We might use options or futures to neutralize the effect of
sell a security or group of securities at an agreed upon              any anticipated price declines, without selling the
price at a future date. The purchaser of an option may or             security. We might also use options or futures to gain
may not choose to go through with the transaction.                    exposure to a particular market segment without purchasing individual securities in that segment particularly if we had
Writing a covered call option on a security obligates the             excess cash that we wanted to invest quickly.
owner of the security to sell it at an agreed upon price on
an agreed upon date (usually no more than nine months in the          When writing call options we will only write covered call
future.) The owner of the security receives a premium                 options--call options on securities we actually own.
payment from the purchaser of the call, but if the security
appreciates to a price greater than the agreed upon selling           Use of these strategies can increase the operating costs of
price, a series would lose out on those gains.                        the Series and can lead to loss of principal.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------


The Series may also invest in other securities including U.S. government securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

When-issued securities, delayed delivery and firm commitment agreements The Series may purchase securities on a delayed delivery or when-issued basis; that is, paying for securities before delivery or taking delivery at a later date. The Series may also enter into firm commitment agreements (the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Series assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Series' total assets, the Series will not purchase any securities.

Temporary defensive positions For temporary defensive purposes, U.S. Growth Series may hold all or a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs.


                                                            U.S. Growth Series-3

The risks of investing
in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in U.S. Growth Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                          Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and generally do not
confidence.                                                           trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of              We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be               We are permitted to invest up to 20% of the Series'
adversely affected by political instability (including                portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes          securities, they are generally ADRs which are denominated in
in currency exchange rates, foreign economic conditions or            U.S. dollars and traded on U.S. stock exchanges.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities to 15% of net
readily sold within seven days at approximately the price             assets.
that the Series values them.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond's issuer (or an            Fixed-income securities are not typically a significant
entity that insures the bond) will be unable to make timely           component of our strategy. However, when we do invest in
payments of interest and principal.                                   fixed-income securities, we will not hold more than 10% of net assets in high-yield, non-investment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a series             We will not use futures and options for speculative reasons.
may experience a loss if it employs an options or futures             We may use options and futures to protect gains in the
strategy related to a security or a market index and that             portfolio without actually selling a security. We may also
security or index moves in the opposite direction from what           use options and futures to quickly invest excess cash so
the manager anticipated. Futures and options also involve             that the portfolio is generally fully invested.
additional expenses, which could reduce any benefit or
increase any loss that a series gains from using the
strategy.
------------------------------------------------------------------------------------------------------------------------------------

U.S. Growth Series-4

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

Portfolio managers

Frank Houghton and Gerald S. Frey have primary responsibility for making day-to-day investment decisions for U.S. Growth Series. Mr. Houghton has been part of the growth team that has managed the Series since its inception. Mr. Frey joined Mr. Houghton on January 4, 2001.

Frank Houghton, Vice President/Senior Portfolio Manager, received a BBA from Manhattan College and attended New York University Graduate School of Business Administration. Prior to joining Delaware Investments in March 2000, Mr. Houghton was President and Portfolio Manager of Lynch & Mayer, Inc., which he joined in 1990 and became President in 1999. Prior to joining Lynch & Mayer, Inc., Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969-1977.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.


                                        U.S. Growth Series-5

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees

A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as the Series) that rely on certain exemptive rules created by the Securities and Exchange Commission, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager

Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers

Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor

Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary distributor

Lincoln Financial Distributors, Inc. ("LFD"), 350 Church Street, Hartford, CT 06103

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.




U.S. Growth Series-6

U.S. Growth Series (continued)o


Important information about the Series

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and
redemption of
shares

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends,
distributions and
taxes


Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


                                                            U.S. Growth Series-7

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

U.S. Growth SeriesoD


                                                                  Standard Class

                                                                                          Period
                                                                                        11/15/99(1)
                                                                   Year Ended             through
                                                                    12/31/00             12/31/99
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.590               $10.000
Income (loss) from investment operations:
Net investment income 2                                               0.076                 0.026
Net realized and unrealized gain (loss) on investments               (0.515)                0.564
                                                                    -------               -------
 Total from investment operations                                    (0.439)                0.590
                                                                    -------               -------
 Less dividends:
Dividends from net investment income                                 (0.011)                   --
                                                                    -------               -------
Total dividends                                                      (0.011)                   --
                                                                    -------               -------
Net asset value, end of period                                      $10.140               $10.590
                                                                    =======               =======
Total return 3                                                      (4.16%)                  5.90%4
Ratios and supplemental data
Net assets, end of period (000 omitted)                             $27,231                $8,744
Ratio of expenses to average net assets                                0.74%                 0.75%
Ratio of expenses to average net assets prior to
expense limitation and expenses paid indirectly                        0.74%                 0.79%
Ratio of net investment income to average net assets                   0.57%                 3.33%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses
  paid indirectly                                                      0.57%                 3.29%
Portfolio turnover                                                       91%                    0%

--------------------------------------------------------------------------------
1 Date of commencement of operations; ratios have been annualized but total return has not been annualized.
2 Per share information for the period ended December 31, 2000 was based on the average shares outstanding method.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
4    Total return reflects expense limitations in effect for the Series.

Delaware Group
Premium Fund


Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.






Investment Company Act File No. 811-5162





DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                                   DELAWARE GROUP
INVESTMENT MANAGERS                                PREMIUM FUND
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England  EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
One Commerce Square
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT                                 PART B
Delaware Service Company, Inc.
One Commerce Square                                STATEMENT OF
Philadelphia, PA  19103                            ADDITIONAL INFORMATION

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP              May 1, 2001
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY  11245





                                                   -----------------------------
                                                   [GRAPHIC OMITTED]
                                                   -----------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2001

                           DELAWARE GROUP PREMIUM FUND

                               One Commerce Square
                             Philadelphia, PA 19103

         Delaware Group Premium Fund ("Premium Fund" or the "Trust") is a diversified, open-end management investment company that is intended to meet a wide range of investment objectives through its separate Portfolios ("Series"). Each Series is a separate fund issuing its own shares. Each Series offers Standard Class shares and Service Class shares.

         The shares of the Trust are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.

         This Statement of Additional Information ("Part B" of the Registration Statement) supplements the information contained in the current Prospectuses of the Trust, dated May 1, 2001, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Trust. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Trust's Prospectuses. The Trust's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), One Commerce Square, Philadelphia, PA 19103. The Trust's financial statements and the notes relating thereto, the financial highlights, and the report of independent auditors all are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 1-800-523-1918.


TABLE OF CONTENTS                                              Page

Investment Objectives and Policies                               1
Accounting and Tax Issues                                       37
Performance Information                                         42
Trading Practices and Brokerage                                 50
Offering Price                                                  53
Dividends and Realized Securities
       Profits Distributions                                    54
Taxes                                                           55
Investment Management Agreements and Sub-Advisory Agreements    56
Officers and Trustees                                           64
General Information                                             79
Financial Statements
Appendix A--Description of Ratings                              81

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Series are below. There can be no assurance that the objectives of any Series will be realized.

         Balanced Series (formerly Delaware Balanced Series) seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. This Series has the same objective and investment disciplines as Delaware Balanced Fund, a separate fund in the Delaware Investments family.

         Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

         Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments family.

         Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Under normal conditions, the Series intends to invest at least 80% of its total assets in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets in, among other things, preferred and common stock, U.S. government securities, non-convertible fixed income securities and money market securities.

         Devon Series seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency. This Series has the same objective and investment disciplines as Delaware Devon Fund, a separate fund in the Delaware Investments family.

         Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity series of issuers located or operating in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 80% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing. This Series has the same objective and investment disciplines as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family.

         Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This Series is a global fund, as such, at least 80% of the Series' assets are invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Delaware Global Bond Fund, a separate fund in the Delaware Investments family.

         Growth and Income Series seeks capital appreciation with current income as a secondary objective. The Series invests generally, but not exclusively, in common stocks of large, well-established companies, and income-producing securities convertible into common stocks, consistent with the Series' objective. This Series has the same objective and investment disciplines as Delaware Growth and Income Fund, a separate fund in the Delaware Investments family.

         Growth Opportunities Series (formerly DelCap Series) seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. The Series invests in common stocks and other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities, consistent with the Series' objective. This Series has the same objective and investment disciplines as Delaware Growth Opportunities Fund, a separate fund in the Delaware Investments family.

         High Yield Series (formerly Delchester Series) seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds.

         International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as Delaware International Equity Fund, a separate fund in the Delaware Investments family, in that it invests in a broad range of equity securities of foreign issuers including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.

         REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objective by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as Delaware REIT Fund, a separate fund in the Delaware Investments family.

         Select Growth Series (formerly Aggressive Growth Series) seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. This Series has the same objective and investment discipline as Delaware Select Growth Fund, a separate fund in the Delaware Investments family.

         Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family.

         Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Delaware Social Awareness Fund, a separate fund in the Delaware Investments family.

         Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Series may invest in U.S. equity securities. This Series has the same objective and investment disciplines as Delaware Strategic Income Fund, a separate fund in the Delaware Investments family.

         Technology and Innovation Series seeks to provide long-term capital growth by investing primarily in stocks that the investment manager believes will benefit from technological advances and innovations. This Series has the same objective and investment disciplines as Delaware Technology and Innovation Fund, a separate fund in the Delaware Investments family.

         Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This Series has the same objective and investment disciplines as Delaware Trend Fund, a separate fund in the Delaware Investments family.

         U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its investment objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. This Series has the same objective and investment disciplines as Delaware U.S. Growth Fund, a separate fund in the Delaware Investments family.

INVESTMENT RESTRICTIONS

         Fundamental Investment Restrictions -- The Trust has adopted the following restrictions for each Series, which cannot be changed without approval by the holders of a "majority" of the respective Series' outstanding shares, which is a vote by the holders of the lesser of (a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series purchases securities.

         Each Series may not:

         1. With respect to each Series, except the REIT Series, make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The REIT Series will concentrate its investments in the real estate industry. The REIT Series otherwise may not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. In addition, the Cash Reserve Series may concentrate its investments in bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Series from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-fundamental Investment Restrictions - - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Series will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series' purchases securities.

         1. The Series are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Series may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if the shares of such Series are invested in by a fund that operates as a "fund of funds."

         2. A Series may not invest more than 15% (in the case of Convertible Securities, High Yield, REIT, Select Growth, Technology and Innovation, and U.S. Growth Series) or 10% (in the case of Balanced Series, Capital Reserves Series, Cash Reserve Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, International Equity Series, REIT Series, Small Cap Value Series, Social Awareness Series, and Strategic Income Series) of respective net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment. In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Convertible Securities, High Yield, REIT, Select Growth, Technology and Innovation and U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities).

         Balanced, Capital Reserves, Cash Reserve, Global Bond, Growth and Income, Growth Opportunities, International Equity, Small Cap Value and Trend Series may not:

         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of Growth Opportunities, International Equity, Small Cap Value and Trend Series, and to only 50% of the assets of Global Bond Series.

         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

         3. Purchase or retain securities of a company which has an officer or Trustee who is an officer or Trustee of the Trust, or an officer or Director/Trustee of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by International Equity Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit a Series from satisfying margin requirements with respect to futures transactions.

         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit Balanced, Capital Reserves, Growth Opportunities, International Equity, Small Cap Value and Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% (25% in the case of Growth Opportunities Series) of the Series' assets.

         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets. A Series shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Series' investment objective and policies are considered loans, and except that each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies. This investment restriction shall not apply to the Growth Opportunities, Small Cap Value and Trend Series.

         11. Invest more than 25% of its total assets in any particular industry, except that a Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

         12. Act as an underwriter of securities of other issuers, except that a Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a Series might be deemed to be an underwriter for the purposes of the 1933 Act.

         13. Invest in warrants valued at lower of cost or market exceeding 5% of a Series' net assets. Included within that amount, but not to exceed 2% of a Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. This restriction shall not apply to International Equity Series.

         14. The Cash Reserve Series will not invest more than 25% of its assets in foreign banks which are subject to the same regulation as U.S. banks or to foreign branches of U.S. banks where such a bank is liable for the obligations of the branch.

         While such Series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a Series has an outstanding borrowing. The Trust has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Trust shares, each Series will not borrow money in excess of 25% of the value of its net assets.

         In addition, the Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.

         Convertible Securities, Devon, Emerging Markets, Social Awareness and Strategic Income Series may not:

         1. Each such Series, other than Emerging Markets Series, will not with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. government or its agencies or instrumentalities), if immediately thereafter the Series would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that each Series may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         5. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Series may engage in short sales, purchase securities on margin, and write put and call options.

         6. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         7. Purchase or sell real estate; provided that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         High Yield Series may not:

         1. Invest in any company for the purpose of exercising control or management.

         2. Purchase or retain securities of a company which has an officer or Trustee who is an officer or Trustee of the Trust, or an officer or Director/Trustee of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         3. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Series' assets. Any such purchase shall be at the customary brokerage commission.

         4. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         5. Purchase securities on margin, make short sales of securities or maintain a net short position (except that the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.

         7. Invest in interests in oil, gas or other mineral exploration or development programs.

         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 15% of its net assets. The Series shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Series' investment objective and policies are considered loans and except that the Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for its use relating to short sales or other security transactions.

         10. Invest more than 25% of its total assets in any particular industry, except that the Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

         11. Act as an underwriter of securities of other issuers, except that the Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Series might be deemed to be an underwriter for the purposes of 1933 Act.

         The REIT Series may not:

         1. The Series will concentrate its investments in the real estate industry. The Series may not invest more than 25% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

         2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Series may loan its assets to qualified broker/dealers or institutional investors.

         3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided, that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; and provided further, that the Series may own real estate directly as a result of a default on securities the Series owns.

         7. Invest for the purpose of acquiring control of any company.

         8. To the extent that the Series invests in securities of other investment companies, it will only do so in accordance with the provisions of the 1940 Act in effect at the time of the investment.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.

Equity Securities
         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Series invests will cause the net asset value of the Series to fluctuate.

Money Market Instruments
         Capital Reserves Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. Cash Reserve Series will invest all of its available assets in instruments which have a remaining maturity of 13 months or less at the time of acquisition and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply. The types of instruments which these Series may purchase are described below:

         1. U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

         2. U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

         3. Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may invest more than 25% of its assets in foreign banks except that this limitation shall not apply to U.S. branches of foreign banks which are subject to the same regulations as U.S. banks or to foreign branches of U.S. banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board of Trustees without shareholder approval.

         Cash Reserve Series is subject to certain maturity, quality and diversification conditions applicable to taxable money market funds. Thus, if a bank obligation or, as relevant, its issuer is considered to be rated at the time of the proposed purchase, it or, as relevant, its issuer must be so rated in one of the two highest rating categories by at least two nationally-recognized statistical rating organizations or, if such security or, as relevant, its issuer is not so rated, the purchase of the security must be approved or ratified by the Board of Trustees in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.

         4. Commercial Paper--Short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA or better by S&P or Aa or better by Moody's. Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.

         5. Short-term Corporate Debt--In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.

         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments which they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.

Additional Information on the Cash Reserve Series
         Cash Reserve Series intends to achieve its objective by investing its assets in a diversified portfolio of money market instruments. See Money Market Instruments above and Appendix A--Description of Ratings.

         The Series maintains its net asset value at $10 per share by valuing its securities on an amortized cost basis. See Offering Price. The Series maintains a dollar weighted average portfolio maturity of not more than 90 days and does not purchase any issue having a remaining maturity of more than 13 months. In addition, the Series limits its investments, including repurchase agreements, to those instruments which the Board of Trustees determines present minimal credit risks and are of high quality. The Series may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable net asset value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

         Although the Series intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Series' right to borrow to facilitate redemptions may reduce, but does not guarantee, a reduction in the need for such sales. The Series will not purchase new securities while any borrowings are outstanding. See Dividends and Realized Securities Profits Distributions and Taxes for the effect of any capital gains distributions.

         A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Series invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers became insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Series' operating expenses.

Average Weighted Maturity
         Capital Reserves Series ordinarily maintains its average dollar weighted portfolio maturity within the five to seven year range, but not in excess of ten years. However, many of the securities in which the Series invests will have remaining maturities in excess of seven years. The Series may purchase individual securities with a remaining maturity of up to 15 years.

         Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series' average weighted maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

Asset-Backed Securities
         Balanced, Capital Reserves, Cash Reserve, Devon and Strategic Income Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases (i.e., receivables on loans to car dealers for cars used in their showrooms) or other loans or financial receivables currently available or which may be developed in the future. For Balanced, Capital Reserves, Devon and Strategic Income Series, all such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). It is Cash Reserve Series' current policy to limit asset-backed investments to those rated in the highest rating category by a reputable rating agency (e.g., AAA by S&P or Aaa by Moody's) and represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities, but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases ever, established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Mortgage-Backed Securities
         Balanced, Capital Reserves, Devon, REIT and Strategic Income Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series may invest in such private-backed securities, but the REIT Series will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

         Balanced, Capital Reserves, Devon and Strategic Income Series each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

REITs
         REIT Series primarily invests in, and the Balanced, Devon, Strategic Income and Technology and Innovation Series may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

         The Series' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks -- when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Convertible, Debt and Non-Traditional Equity Securities
         In addition to Convertible Securities Series, Balanced, Devon, Emerging Markets, REIT, Select Growth, Social Awareness, Strategic Income, Technology and Innovation and U.S. Growth Series also may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities rank ahead of common stock in a corporation's capital structure and therefore entail less risk than the corporation's common stock. However, convertible securities typically rank behind non-convertible securities of the same issuer. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. A convertible security's price depends on both its "investment value" (its value with the conversion privilege), and its "conversion value" (its market value if it were exchanged for the underlying security according to its conversion privilege). When a convertible security's investment value is greater than its conversion value, its price will primarily reflect its investment value. In this scenario, price will probably be most affected by interest rate changes, increasing when interest rates fall and decreasing when interest rates rise, similar to a fixed-income security. Additionally, the credit standing of the issuer and other factors also may have an effect on the convertible security's value. Conversely, when the conversion value approaches or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the convertible security's price relative to its investment value, the more direct the relationship between the changes in its price and changes in the price of the underlying equity security.

         A convertible security's price will typically provide a premium over the conversion value. This represents the additional price investors are willing to pay for a security that offers income, ranks ahead of common stock in a company's capital structure and also has the possibility of capital appreciation due to the conversion privilege. Because a convertible security has fixed interest or dividend payments, when the underlying stock declines, the convertible security's price is increasingly determined by its yield. For this reason, the convertible security may not decline as much as the underlying common stock. The extent of the price decline will also depend on the amount of the premium over its conversion value.

         Common stock acquired upon conversion of a convertible security will generally be held for so long as the investment manager anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.

         The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market, as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured, and their earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and therefore may be unable to repay debt at maturity by refinancing.

         These Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         These Series also may invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they automatically convert to either cash or a specified number of shares of common stock. An investment in such securities may involve additional risks. Unlike conventional convertible securities, enhanced convertible securities do not usually have a fixed maturity (par) value. Rather, such securities generally provide only for a mandatory conversion into cash or common stock. As a result, a Series risks loss of principal if the cash received, or the price of the underlying common stock at the time of conversion, is less than the price paid for the enhanced convertible security. Such securities may be more or less liquid than conventional convertible securities or non-convertible debt securities.

Private Placements
         Private placement securities are securities which have not been registered with the SEC and which are usually only sold to large, institutional investors. For various reasons, an issuer may prefer or be required as a practical matter to obtain private financing. Adverse conditions in the public securities markets may preclude a public offering of an issuer's securities. An issuer often is willing to provide more attractive features in securities issued privately because it has avoided the expense and delay involved in a public offering. Private placements of debt securities have frequently resulted in higher yields and restrictive covenants that provide greater protection for the purchaser, such as longer call or refunding protection than would typically be available with publicly offered securities of the same type. Securities acquired through private placements may also have special features not usually characteristic of similar securities offered to the public, such as contingent interest or warrants for the purchase of the issuer's stock.

         What portion of Convertible Securities Series' portfolio is invested in convertible securities purchased in private placements depends upon the relative attractiveness of those securities compared to convertible securities which are publicly offered. Ordinarily, the Series expects that 50% of its portfolio may be invested in convertible securities purchased in private placements, but the percentage may be substantially greater or less than 50%, depending upon prevailing market conditions.

         Convertible Securities Series anticipates that substantially all of the private placements it purchases will be subject to Rule 144A under the 1933 Act and therefore, may be traded freely among qualified institutional buyers. Subject to procedures approved by the Series' Board of Trustees, Rule 144A securities may be treated as liquid and therefore not subject to the Series' 15% limitation on illiquid securities. The private placements the Series purchases will typically include registration rights for the convertible security and the underlying common stock. This requires the underlying common stock to be registered with the SEC, generally filed within one year of the private placement, consequently allowing the Series to trade the underlying common stock upon conversion. Such trading may be subject to certain contractual or legal restrictions.

Zero Coupon Bonds and Pay-In-Kind Bonds
         Convertible Securities, Global Bond, REIT and Strategic Income Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Series have qualified as regulated investment companies under the Code. Accordingly, during periods when the Series receive no interest payments on their zero coupon securities, they will be required, in order to maintain their desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.
         Strategic Income Series may invest in pay-in-kind ("PIK") bonds. PIK bonds pay interest through the issuance to holders of additional securities. PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences similar to zero coupon bonds which could, under certain circumstances, be adverse to the Series.

Interest Rate and Index Swaps
         Balanced, Capital Reserves and Strategic Income Series may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. Global Bond Series may invest in interest rate swaps to the extent consistent with its respective investment objectives and strategies. A Series will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Series is otherwise eligible to invest, subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The investment manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         Balanced, Capital Reserves and Strategic Income Series also may engage in index swaps, called total return swaps. In an index swap, a Series may enter into a contract with a counterparty in which the counterparty will make payments to the Series based on the positive returns of an index, such as a corporate bond index, in return for the Trust paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Series is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

         Swap transactions provide several benefits to the Series. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a fund is the weighted average of the durations of the fund's fixed income securities.

         If a Series wishes to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Series could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Series will now be six months. In effect, a Series has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         The Series may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. A Series could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Series gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Series to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Series anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Series' potential loss is the net amount of payments the Series is contractually entitled to receive for one payment period (if any - the Series could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Series will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Series would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Series thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Series to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Series.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Series will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Series' investment manager. In addition, the investment manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Series which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Series might theoretically be required to pay in a swap transaction.

         In order to ensure that a Series will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Series will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Series. Similarly, the extent to which the Series may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         A Series will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Series' payment obligations over its entitled payments with respect to each swap contract. To the extent that the Series is obligated by a swap to pay a fixed or variable interest rate, the Series may segregate securities that are expected to generate income sufficient to meet the Series' net payment obligations. For example, if a Series holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not be necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

         There is not a well-developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer typically will not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Series will therefore treat all swaps as subject to its limitation on illiquid investments. For purposes of calculating these percentage limitations, a Series will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M of the Code.

When-Issued, "When, As and If Issued" and Delayed Delivery Securities and
         Forward Commitments Consistent with their respective objectives, the Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. A Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

         Although the Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Liquidity and Rule 144A Securities
         In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Convertible Securities, High Yield, REIT, Select Growth, Technology and Innovation, and U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities). For Balanced, Capital Reserves, Cash Reserve, Devon, Growth and Income, Growth Opportunities, and Social Awareness Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A of the 1933 Act ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to Convertible Securities, Emerging Markets, Global Bond, High Yield, International Equity, REIT, Select Growth, Small Cap Value, Strategic Income, Technology and Innovation, Trend and U.S. Growth Series, and subject to the following paragraphs, this policy shall not limit the acquisition of Rule 144A Securities. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

         While maintaining oversight, the Board of Trustees has delegated to the Series' investment managers the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets (15% in the case of Convertible Securities, High Yield, REIT, Select Growth, Technology and Innovation and U.S. Growth Series). The Board has instructed the investment managers to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the respective investment manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities (15% in the case of Convertible Securities, High Yield, REIT, Select Growth, Technology and Innovation and U.S. Growth Series), the respective investment manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

Repurchase Agreements
         Each Series may, from time to time, enter into repurchase agreement transactions which are at least 102% collateralized by U.S. government securities, except that the Emerging Markets, Global Bond and International Equity Series may accept as collateral any securities in which such Series may invest. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, a Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. Each Series considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act ("Order") to allow the funds in the Delaware Investments family to jointly invest cash balances. Each Series of the Trust (other than Emerging Markets, Global Bond and International Equity Series) may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Portfolio Loan Transactions
         Each Series, except for Cash Reserve Series, may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Series' respective investment managers that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: (1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Trust from the borrower; (2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; (3) the Series must be able to terminate the loan after notice, at any time; (4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; (5) the Series may pay reasonable custodian fees in connection with the loan; (6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of the Trust know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Series' respective investment managers, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution, and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Series' respective investment managers.

Foreign Securities
         To the extent that each Series is authorized and intends to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those described in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         Dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends paid to the Series by U.S. corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "non-equity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options generally are not subject to the special currency rules if they are, or would be, treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.

         Supranational Entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Bank for Reconstruction and Development, the European Investment Bank, the Inter-American Development Bank, the Export-Import Banks, the Nordic Investment Bank and the Asian Development Bank.

         Emerging Markets. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware International Advisers Ltd., the investment manager to some of Series, does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         The issuers of the emerging market country government and government-related high yield securities in which a Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which a Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Depositary Receipts. Each Series (other than Cash Reserve Series) may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.

Foreign Currency Transactions
         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

Futures Contracts and Options on Futures Contracts

         Futures Contracts--Each of Balanced, Capital Reserves, Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Strategic Income, Technology and Innovation, Trend and U.S. Growth Series may enter into futures contracts relating to securities, securities indices (stocks and stock indices, in the case of Balanced and Growth Opportunities Series) or interest rates (except in the case of Growth Opportunities Series). In addition, Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, Social Awareness, Strategic Income, Technology and Innovation and Trend Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         Convertible Securities, Emerging Markets, Global Bond, International Equity, Strategic Income, and Technology and Innovation Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of Convertible Securities, Emerging Markets, Global Bond, International Equity, Strategic Income, and Technology and Innovation Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each of Convertible Securities, Emerging Markets, Global Bond, International Equity, Strategic Income, and Technology and Innovation Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         Options on Futures Contracts--Each of Balanced, Capital Reserves, Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, REIT, Small Cap Value, Select Growth, Social Awareness, Strategic Income, Technology and Innovation, Trend, and U.S. Growth Series may purchase and write options on the types of futures contracts in which each Series may invest.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

Options on Foreign Currencies
         Convertible Securities, Emerging Markets, Global Bond, International Equity, REIT, Strategic Income, Technology and Innovation and U.S. Growth Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held is (a) equal to less than the exercise price of the call written, or (b) greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

Options
         Each Series, except for Cash Reserve Series, may write call options and purchase put options on a covered basis only. Convertible Securities, Emerging Markets, Global Bond, International Equity, REIT, Select Growth, Technology and Innovation and U.S. Growth Series also may purchase call options. These Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed. Balanced, Convertible Securities, Devon, Emerging Markets, Global Bond, International Equity, REIT, Select Growth, Social Awareness, Technology and Innovation and U.S. Growth Series also may invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. Certain over-the-counter options may be illiquid. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions, which may have an adverse impact on a Series' ability to effectively hedge its securities. Balanced, Convertible Securities, Devon, Emerging Markets, Global Bond, International Equity, REIT, Select Growth, Social Awareness, Technology and Innovation and U.S. Growth Series will only enter into such options to the extent consistent with their respective limitations on investments in illiquid securities.

         A. Covered Call Writing--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Put Options--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         C. Purchasing Call Options--Balanced, Capital Reserves, Convertible Securities, Emerging Markets, Global Bond, International Equity, REIT, Select Growth, Technology and Innovation and U.S. Growth Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. A Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series.

         D. Options on Stock Indices -- Balanced, Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Technology and Innovation, Trend, and U.S. Growth Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. Balanced Series may also sell a put option purchased on stock indices. Convertible Securities, Devon, Emerging Markets, Global Bond, International Equity, REIT, Select Growth, Social Awareness, Technology and Innovation and U.S. Growth Series also may purchase call options on stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Technology and Innovation, Trend, and U.S. Growth Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         A Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since a Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Series bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Series' ability to effectively hedge its securities. A Series will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. Writing Covered Puts--Balanced, Capital Reserves, Convertible Securities, REIT, Select Growth, Technology and Innovation and U.S. Growth Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will maintain in a segregated account cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period.

         F. Closing Transactions-- If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

Investment Company Securities
         Any investments that International Equity, Strategic Income, Emerging Markets, Select Growth and Social Awareness Series make in either closed-end or open-end investment companies (in the case of Emerging Markets, Select Growth and Social Awareness Series) would be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, a Series may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of its total assets in the shares of any one investment company; nor (3) invest more than 10% of its total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to Emerging Markets and Social Awareness Series' investments in unregistered investment companies.

Securities of Companies in the Financial Services Industry
         Certain provisions of the federal securities laws permit investment portfolios to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other securities the Series may purchase.

         Technology and Innovation Series may also purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the Series' total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, the Series may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, the Series may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

         In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, including the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

         The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of demand features or guarantees
(puts) under certain circumstances.

Unseasoned Companies
         Social Awareness Series may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Series may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

Social Criteria
         As a matter of non-fundamental policy, Social Awareness Series adheres to a "Social Criteria." Delaware Management Company ("Delaware Management"), the Series' investment manager, will utilize the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. ("KLD") in determining whether a company is engaged in any activity precluded by the Series' Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to the Social Criteria, or other factors, selected by KLD. The social screening undergoes continual refinement and modification.

         Pursuant to the Social Criteria presently in effect, Social Awareness Series will not knowingly invest in or hold securities of companies which engage in:

         1. Activities which result or are likely to result in damage to the natural environment;

         2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;

         3.   The manufacture of, or contracting for, military weapons;

         4.   The liquor, tobacco or gambling industries; or

         5.   Animal testing for cosmetic or personal care products.

         Because of its Social Criteria, Social Awareness Series may not be able to take the same advantage of certain investment opportunities as do Series which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by Social Awareness Series according to its objective and policies described in the Prospectus.

         Social Awareness Series will commence the orderly sale of securities of a company when it is determined by Delaware Management that such company no longer adheres to the Social Criteria. The Series will sell such securities in a manner so as to minimize any adverse affect on the Series' assets. Typically, such sales will be made within 90 days from the date of Delaware Management's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Series' assets.

Lower-Rated Debt Securities
         Convertible Securities, Emerging Markets, High Yield, Strategic Income, and U.S. Growth Series may purchase high yield, high risk securities, commonly known as "junk bonds." These securities are rated lower than BBB by S&P or Baa by Moody's and are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A - Description of Ratings.

         The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Series to value its portfolio securities and the Series' ability to dispose of these lower-rated debt securities.

         Since the risk of default is higher for lower-quality securities, the investment manager's, and/or sub-adviser's, research and credit analysis is an integral part of managing any securities of this type held by the Series. In considering investments for the Series, the investment manager, and/or sub-adviser, will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The investment manager's, and/or sub-adviser's, analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

         A Series may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Mortgage Dollar Rolls
         U.S. Growth Series may enter into mortgage "dollar rolls" in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by the Series of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Series being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Trust to buy a security. If the broker/dealer to whom the Series sells the security becomes insolvent, the Series' right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Series is required to repurchase may be worth less than the security that the Series originally held, and the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs. The Series will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

Combined Transactions
         U.S. Growth Series may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the investment manager, it is in the best interests of the Series to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
         U.S. Growth Series may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intends to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         U.S. Growth Series will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Series believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Series will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the investment manager. If there is a default by the counterparty, the Series may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments
         U.S. Growth Series may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Reverse Repurchase Agreements
         U.S. Growth Series is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Series and its agreement to repurchase the security at a specified time and price. The Series will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Series; accordingly, the Series will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Series creates leverage which increases the Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Series' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"Roll" Transactions
         U.S. Growth Series may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Series; accordingly, the Series will limit its use of these transactions, together with any other borrowings, to no more than one-fourth of its total assets. The Series will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Series' aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of the Series' portfolio securities decline while the Series is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

Variable and Floating Rate Notes
         Variable rate master demand notes, in which U.S. Growth Series may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The Series will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between the Series and the issuer, they are not normally traded. Even though no secondary market in the notes exists, the Series may demand payment of principal and accrued interest at any time. Although the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Series will be determined by the Series' investment manager under guidelines established by the Series' Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Series' investment policies. In making such determinations, the investment manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Series, the Series may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Series to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Series could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Series' total assets only if such notes are subject to a demand feature that will permit the Series to demand payment of the principal within seven days after demand by the Series. If not rated, such instruments must be found by the Series' investment manager under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. See Appendix A for a description of the rating symbols of S&P and Moody's. The Series may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Concentration
         In applying a Series' fundamental policy concerning concentration, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a short-term capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

         Options on Certain Stock Indices--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Technology and Innovation, Trend, and U.S. Growth Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         Other Tax Requirements--Each Series has qualified, or intends to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Series generally pays no federal income tax on the income and gains it distributes. The Trustees reserve the right not to maintain the qualification of a Series as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Series will be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

         In order to qualify as a regulated investment company for federal income tax purposes, a Series must meet certain specific requirements, including:

         (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series' total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets or 10% of the outstanding voting securities of the issuer;

         (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

         In order to comply with the diversification requirements related to variable contracts issued by insurance companies, each Series also intends to diversify its investments so that (i) no more than 55% of a Series' assets is represented by any one investment; (ii) no more than 70% of a Series' assets is represented by any two investments; (iii) no more than 80% of a Series' assets is represented by any three investments; and (iv) no more than 90% of a Series' assets is represented by any four investments.

         The Code requires each Series to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31, and 100% of any undistributed amounts in the prior year, by December 31 of each year in order to avoid federal excise tax. Each Series intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes. Federal excise tax will not apply to a Series in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

         When a Series holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Series (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions," a Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--A Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to a Series:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed by the Series.

         If the Series' Section 988 losses exceed the Series' other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution.

         The Series may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Series' income dividends paid by the Series.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Series. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed will be treated as ordinary income, and any losses will reduce a Series' ordinary income otherwise available for distribution. This treatment could increase or decrease a Series' ordinary income distributions, and may cause some or all of a Series' previously distributed income to be classified as a return of capital.

         Investment in Passive Foreign Investment Company Securities--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Series receives an "excess distribution" with respect to PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Series distributions that are treated as ordinary dividends rather than long-term capital gain dividends.

         The Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the Series will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

PERFORMANCE INFORMATION

         Contract owners and prospective investors will be interested in learning from time to time the current yield of Capital Reserves, Global Bond, High Yield and Strategic Income Series and, in addition, the effective compounded yield of Cash Reserve Series. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and Realized Securities Profits Distributions, dividends for Capital Reserves and Cash Reserve Series are declared daily from net investment income, dividends for Global Bond Series are declared quarterly and dividends for High Yield and Strategic Income Series are declared annually. Yield will fluctuate as income earned fluctuates. On May 1, 2000, the Delchester Series' name was changed to High Yield Series and its investment objective changed from high current income to total return and, as a secondary objective, high current income.

         The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in this section is the performance of the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee.

         From time to time, the Trust may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-year period, five-year period and ten-year period or lifetime period, if applicable. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                                  n
                                             P(1+T) = ERV

         Where:      P  =     a hypothetical initial purchase order of $1,000;

                     T  =     average annual total return;

                     n  =     number of years;

                   ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period.

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

         The performance, as shown below, is the average annual total return quotations through December 31, 2000. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance. The average annual total return performance is the performance of the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee noted above.

                   Average Annual Total Return
 ---------------------------------- ---------------- -------------- -------------- ------------- ----------------
 Series*                              1 year ended      3 years        5 years       10 years     Life of Fund
                                         12/31/00         ended          ended         ended
                                                       12/31/00       12/31/00       12/31/00
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
 Balanced                                -3.12%          1.93%          9.18%          11.82%         10.89%
 (Inception 7/28/88)
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
 Capital Reserves
 (Inception 7/28/88)                      8.46%          5.11%          5.39%           6.15%          6.57%
--------------------------------- ---------------- -------------- -------------- ------------- ----------------
 Cash Reserve
 (Inception 7/28/88)                      6.01%          5.30%          5.18%           4.63%          5.29%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
 Convertible Securities
 (Inception 5/1/97)                       3.77%          3.13%            N/A           N/A            6.96%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
 Devon
 (Inception 5/1/97)                     -11.76%         -0.55%            N/A           N/A            6.32%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
 Emerging Markets
 (Inception 5/1/97)                     -23.60%         -8.55%            N/A           N/A          -10.00%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
 Global Bond
 (Inception 5/2/96)                       0.86%          1.59%            N/A           N/A            3.65%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
 Growth and Income
 (Inception 7/28/88)                     11.33%          6.34%         13.72%          14.79%         11.69%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
 Growth Opportunities
 (Inception 7/12/91)                     -8.52%         20.99%         18.42%           N/A           14.65%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
 High Yield
 (Inception 7/28/88)                    -16.26%         -7.15%          0.51%           7.65%          6.15%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
 International Equity (Inception
 10/29/92)                                0.53%          8.69%         10.44%           N/A           10.33%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
 REIT Series
 (Inception 5/4/98)                      31.33%            N/A            N/A           N/A            5.85%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
 Select Growth
 (Inception 5/3/99)                     -22.46%            N/A            N/A           N/A           6.33%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
  Small Cap Value
 (Inception 12/27/93)                    18.18%          2.30%         11.76%           N/A           12.06%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
  Social Awareness
 (Inception 5/1/97)                      -9.37%          5.71%            N/A           N/A           12.02%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
 Strategic Income
 (Inception 5/1/97)                      -2.62%         -1.13%            N/A           N/A            0.71%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
  Technology and Innovation
 (Inception 8/31/00)                        N/A            N/A            N/A           N/A          -46.70%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
  Trend
 (Inception 12/27/93)                    -6.88%         22.57%         19.93%           N/A           19.60%
---------------------------------- ---------------- -------------- -------------- ------------- ----------------
  U.S. Growth                             -4.16%            N/A            N/A           N/A            1.33%
 (Inception 11/15/99)
---------------------------------- ---------------- -------------- -------------- ------------- ----------------

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Capital Reserves, Global Bond, High Yield and Strategic Income Series may also quote current yield, calculated as described below, in advertisements and investor communications.

         The yield computation for Capital Reserves, Global Bond, High Yield and Strategic Income Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                           a - b      6
                               YIELD = 2[(-------- + 1) - 1]
                                              cd

         Where:   a  =  dividends and interest earned during the period;

                  b  =  expenses accrued for the period (net of reimbursements);

                  c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends;

                  d  =  the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Series. The yields of Capital Reserves and Strategic Income Series as of December 31, 2000 using this formula were 6.05% and 8.07%, respectively. The yield shown is that of the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee noted above.

         Yield quotations are based on the offering price determined by the Series' net asset value on the last day of the period and will fluctuate depending on the period covered.

         Cash Reserve Series may also quote its current yield in advertisements and investor communications.

         Yield calculation for Cash Reserve Series begins with the value of a hypothetical account of one share at the beginning of a seven-day period; this is compared with the value of that same account at the end of the same period (including shares purchased for the account with dividends earned during the period). The net change in the account value is generally the net income earned per share during the period, which consists of accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses (excluding expenses reimbursed by the investment manager) but does not include realized gains or losses or unrealized appreciation or depreciation.

         The current yield of Cash Reserve Series represents the net change in this hypothetical account annualized over 365 days. In addition, a shareholder may achieve a compounding effect through reinvestment of dividends which is reflected in the effective yield shown below.

         The following is an example, for purposes of illustration only, of the current and effective yield calculations for Cash Reserve Series for the seven-day period ended December 31, 2000. Yield shown below is that of the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee noted above.

Value of a hypothetical account with one share at the beginning of the period          $10.00000000

Value of the same account at the end of the period                                      10.0116430
                                                                                        ==========

Net change in account value                                                               .0116430*

Base period return = net change in account value/beginning account value                  .00116430

Current yield [base period return x (365/7)]                                             6.07%**
                                                                                         =====

Effective yield (1 + base period)365/7 - 1                                               6.26%***
                                                                                         =====

Weighted average life to maturity of the portfolio on December 31, 2000 was 76 days.

* This represents the net income per share for the seven calendar days ended December 31, 2000.

** This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 2000.

*** This represents the current yield for the seven calendar days ended December 31, 2000 compounded daily.

         The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in Cash Reserve Series' portfolio, their quality and length of maturity, and the Series' operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of the investment.

         The yield will fluctuate daily as the income earned on the investments of Cash Reserve Series fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Trust is an open-end investment company and that there is no guarantee that the net asset value or any stated rate of return will remain constant. Investment performance is not insured. Investors comparing results of Cash Reserve Series with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by Cash Reserve Series. Although Cash Reserve Series determines the yield on the basis of a seven-calendar-day period, it may, from time to time, use a different time span.

         Other funds of the money market type may calculate their yield on a different basis and the yield quoted by the Series could vary upward or downward if another method of calculation or base period were used.

         Investors should note that income earned and dividends paid by Capital Reserves, Global Bond, High Yield and Strategic Income Series will also vary depending upon fluctuations in interest rates and performance of each Series' portfolio. The net asset value of each Series may change. Unlike Cash Reserve Series, Capital Reserves, Global Bond, High Yield and Strategic Income Series invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values tend to rise when interest rates fall. Conversely, the Series' net asset values tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as their yields before making a decision to invest.

Comparative Information
         From time to time, each Series may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Series may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International
(MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Morgan Stanley, Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Series may invest and the assumptions that were used in calculating the blended performance will be described.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Series' performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         Each Series may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Series may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Series. The Series may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Series may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Series (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Series), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Series. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Series may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Series. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Series and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management and tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Series and may illustrate how to find the listings of the Series in newspapers and periodicals. Materials may also include discussions of other Series, products, and services.

         The Series may quote various measures of volatility and benchmark correlation in advertising. In addition, the Series may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Series may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Series may include information regarding the background and experience of its portfolio managers.

         The following table is an example, for purposes of illustration only, of cumulative total return performance through December 31, 2000. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods. Cumulative total return is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee noted above.





                             Cumulative Total Return
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
                             3 months     6 months  9 months        1 year       3 years     5 years    10 years
                                ended        ended       ended       ended         ended       ended       ended  Life of
                             12/31/00     12/31/00    12/31/00    12/31/00      12/31/00    12/31/00    12/31/00        Fund

        Series*
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Balanced                      -4.01%       -1.17%      -0.01%        -3.12%       5.90%      55.15%     205.72%     261.50%
(Inception 7/28/88)
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Capital Reserves
(Inception 7/28/88)            3.54%        6.13%       7.26%         8.46%      16.13%      30.01%      81.63%     120.48%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Cash Reserve
(Inception 7/28/88)            1.55%        3.11%       4.60%         6.01%      16.75%      28.76%      57.30%      89.69%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Convertible Securities
(Inception 5/1/97)            -7.35%       -2.55%      -2.96%         3.77%       9.70%         N/A         N/A      28.02%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Devon
(Inception 5/1/97)            -7.69%       -8.90%      -8.90%       -11.76%      -1.63%         N/A         N/A      25.22%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Emerging Markets
(Inception 5/1/97)            -7.75%      -16.76%     -22.48%       -23.60%     -23.51%         N/A         N/A     -32.08%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Global Bond
(Inception 5/2/96)             8.35%        2.53%       2.64%         0.86%       4.84%         N/A         N/A      18.23%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Growth and Income
(Inception 7/28/88)            8.67%       18.74%      18.40%        11.33%      20.26%      90.20%     297.07%     295.29%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Growth Opportunities
(Inception 7/12/91)          -24.08%      -15.29%     -25.33%        -8.52%      77.10%     132.90%         N/A     265.21%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
High Yield
(Inception 7/28/88)           -6.98%       -9.23%     -11.75%       -16.26%     -19.96%       2.58%     108.93%     109.93%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
International Equity
(Inception 10/29/92)           6.98%        0.00%       6.41%         0.53%      28.39%      64.28%         N/A     123.39%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
REIT
(Inception 5/4/98)             5.66%       13.03%      27.69%        31.33%         N/A         N/A         N/A      16.39%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Select Growth
(Inception 5/3/99)           -27.69%      -21.54%     -31.81%       -22.46%         N/A         N/A         N/A      10.81%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Small Cap Value
(Inception 12/27/93)           7.49%       17.90%      17.20%        18.18%       7.05%      74.36%         N/A     122.21%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Social Awareness
(Inception 5/1/97)           -10.09%      -10.53%     -13.36%        -9.37%      18.14%         N/A         N/A      51.69%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Strategic Income
(Inception 5/1/97)             2.16%        0.35%      -0.24%        -2.62%      -3.35%         N/A         N/A       2.64%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Technology and
Innovation
(Inception 8/31/00)          -45.72%          N/A         N/A           N/A         N/A         N/A         N/A     -46.70%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
Trend
(Inception 12/27/93)         -23.37%      -18.74%     -23.84%        -6.88%      84.16%     148.09%         N/A     250.91%
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------
U.S. Growth Series           -18.03%      -11.13%     -10.42%        -4.16%         N/A         N/A         N/A       1.50%
(Inception 11/15/99)
------------------------- ------------ ------------ ----------- ------------- ----------- ----------- ----------- -----------

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Because every investor's goals and risk threshold are different, certain advertising and other related literature may provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, information may be provided discussing the respective investment manager's overriding investment philosophy and how that philosophy affects investment disciplines of the Series and other funds in the Delaware Investments family employed in meeting their objectives.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Prices of securities such as stocks and bonds tend to move up and down over various market cycles and are generally intended for longer term investing. Money market funds, which typically maintain stable prices, are generally intended for your short-term investment needs and can often be used as a basis for building a long-term investment plan.

         Though it is best to invest when prices are low, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule.

         Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                    Number
                              Investment        Price Per        of Shares
                              Amount                Share        Purchased

                Month 1       $100                  $10.00               10
                Month 2       $100                  $12.50                8
                Month 3       $100                   $5.00               20
                Month 4       $100                  $10.00               10
                ------------- ------------- -------------- ----------------
                              $400                  $37.50               48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of a Series.

The Power of Compounding
         As part of your variable contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow and is called the Power of Compounding. Each Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         The respective investment manager for each Series selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Each Series pays reasonably competitive brokerage commission rates based upon the professional knowledge of the investment manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Series may pay a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where a Series either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.

         For those Series that paid brokerage commissions, the aggregate dollar amounts of such brokerage commissions paid by the Series during the fiscal years ended December 31, 1998, 1999 and 2000 are shown below:

                                           1998           1999          2000
----------------------------------- ------------ -------------- -------------
Balanced Series                        $165,591       $393,756      $308,673
----------------------------------- ------------ -------------- -------------
Convertible Securities Series           $10,155         $4,891          $978
----------------------------------- ------------ -------------- -------------
Devon Series                            $83,285       $244,079      $213,080
----------------------------------- ------------ -------------- -------------
Emerging Markets Series                 $21,763        $15,994       $27,719
----------------------------------- ------------ -------------- -------------
Growth and Income Series             $1,020,668     $1,371,136    $1,083,592
----------------------------------- ------------ -------------- -------------
Growth Opportunities Series            $308,645       $262,630      $346,506
----------------------------------- ------------ -------------- -------------
International Equity Series            $121,978       $143,149      $174,145
----------------------------------- ------------ -------------- -------------
REIT Series(1)                          $13,326        $24,542       $94,957
----------------------------------- ------------ -------------- -------------
Select Growth Series(2)                     N/A        $35,470      $197,712
----------------------------------- ------------ -------------- -------------
Small Cap Value Series                 $198,194       $194,772      $255,726
----------------------------------- ------------ -------------- -------------
Social Awareness Series                 $25,636        $18,920       $48,644
----------------------------------- ------------ -------------- -------------
Technology and Innovation Series(3)         N/A            N/A           $68
----------------------------------- ------------ -------------- -------------
Trend Series                           $269,355       $233,253      $357,852
----------------------------------- ------------ -------------- -------------
U.S. Growth Series(4)                       N/A         $3,285       $37,566
----------------------------------- ------------ -------------- -------------

(1)      Commenced operations on May 4, 1998.
(2)      Commenced operations on May 3, 1999.
(3)      Commenced operations on August 21, 2000.
(4)      Commenced operations on November 15, 1999.

         The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended December 31, 2000, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:

                                                Portfolio        Brokerage
                                             Transactions      Commissions
                                                  Amounts          Amounts

        -------------------------------- ----------------- ----------------
        Balanced Series                       $87,005,053         $120,336
        -------------------------------- ----------------- ----------------
        Convertible Securities Series            $502,329             $774
        -------------------------------- ----------------- ----------------
        Devon Series                          $49,802,521          $74,520
        -------------------------------- ----------------- ----------------
        Emerging Markets                         $194,294             $181
        -------------------------------- ----------------- ----------------
        Growth and Income Series             $224,344,349         $317,836
        -------------------------------- ----------------- ----------------
        Growth Opportunities Series           $71,945,614         $118,730
         -------------------------------- ----------------- ----------------
        International Equity Series            $7,172,465          $17,202
        -------------------------------- ----------------- ----------------
         REIT Series                           $15,611,119          $38,488
        -------------------------------- ----------------- ----------------
         Select Growth                         $51,243,597          $70,521
        -------------------------------- ----------------- ----------------
         Small Cap Value Series                $37,436,568          $97,680
        -------------------------------- ----------------- ----------------
         Social Awareness Series                $2,668,101           $4,398
        -------------------------------- ----------------- ----------------
        Technology and Innovation(1)              $13,172              $12
        -------------------------------- ----------------- ----------------
        Trend Series                          $59,414,815         $120,375
        -------------------------------- ----------------- ----------------
        U.S. Growth Series                    $10,197,818          $11,634
        -------------------------------- ----------------- ----------------

(1)      Commenced operations on August 21, 2000.

         As provided in the Securities Exchange Act of 1934, as amended, and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Trust and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD Conduct Rules, and subject to seeking best execution, the Trust may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds' shares as a factor in the selection of brokers and dealers to execute Series portfolio transactions.

Portfolio Turnover
         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Trust anticipates that, ordinarily, the annual portfolio turnover rates are not expected to exceed 100% for the Convertible Securities, Emerging Markets, Growth and Income, International Equity, REIT, Small Cap Value and Social Awareness Series, 200% for the Capital Reserves Series, and may exceed 100% for the Balanced, Devon, Global Bond, Growth Opportunities, High Yield, Select Growth, Strategic Income, Technology and Information, Trend and U.S. Growth Series. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.

         The portfolio turnover rates for the Series noted below for the past two fiscal years were as follows:


                                         Year Ended            Year Ended
                   Series
                                      December 31, 2000    December 31, 1999
------------------------------------ -------------------- --------------------
Balanced Series                              179%                   107%
------------------------------------ -------------------- --------------------
Capital Reserves Series                      177%                   129%
------------------------------------ -------------------- --------------------
Convertible Securities Series                 26%                    35%
------------------------------------ -------------------- --------------------
Devon Series                                 137%                   101%
------------------------------------ -------------------- --------------------
Emerging Markets Series                       19%                    20%
------------------------------------ -------------------- --------------------
Global Bond Series                            39%                   100%
------------------------------------ -------------------- --------------------
Growth and Income Series                      80%                    92%
------------------------------------ -------------------- --------------------
Growth Opportunities Series                  128%                   132%
------------------------------------ -------------------- --------------------
High Yield Series                            226%                   110%
------------------------------------ -------------------- --------------------
International Equity Series                    9%                     9%
------------------------------------ -------------------- --------------------
REIT Series                                   31%                    33%
------------------------------------ -------------------- --------------------
Select Growth Series                         158%                    174%*
------------------------------------ -------------------- --------------------
Small Cap Value Series                        84%                    47%
------------------------------------ -------------------- --------------------
Social Awareness Series                       71%                    22%
------------------------------------ -------------------- --------------------
Strategic Income Series                      138%                   101%
------------------------------------ -------------------- --------------------
Technology and Innovation Series              127%***                N/A
------------------------------------ -------------------- --------------------
Trend Series                                  61%                    82%
------------------------------------ -------------------- --------------------
U.S. Growth Series                             91%                     0%**
------------------------------------ -------------------- --------------------

    *    Annualized.  Commenced operations on May 3, 1999.
   **    Annualized.  Commenced operations on November 15, 1999.
  ***    Annualized.  Commenced operations on August 31, 2000.

OFFERING PRICE

         The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no front-end or contingent deferred sales charge.

         The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in the New York Stock Exchange's time of closing, the Trust reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

         An example showing how to calculate the net asset value per share is included in the Series' financial statements, which are incorporated by reference into this Part B.

         The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. Each Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Trust shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Trust may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

Money Market Series
         The Board of Trustees has adopted certain procedures to monitor and stabilize the price per share of Cash Reserve Series. Calculations are made each day to compare part of the Series' value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Series' $10 per share offering and redemption prices and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $10 per share.


DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends for the Capital Reserves Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Trust's fiscal year ends on December 31.

         For the Balanced and Growth and Income Series, the Trust will make payments from the Series' net investment income annually. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

         For the Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, High Yield, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Strategic Income, Technology and Innovation, Trend and U.S. Growth Series, the Trust will make payments from the Series' net income and net realized securities profits, if any, once a year.

         All dividends and distributions are automatically reinvested in additional Series shares.

Cash Reserve Series
         The Trust declares a dividend of this Series' net investment income on a daily basis, to shareholders of record at the time of the previous calculation of the Series' net asset value, each day that the Trust is open for business. Payment of dividends will be made monthly. The amount of net investment income will be determined at the time the offering price and net asset value are determined (see Offering Price), and shall include investment income accrued, less the estimated expenses of the Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared at the time the offering price and net asset value are determined, as noted above, will be deducted immediately before the net asset value calculation is made. See Offering Price. Net investment income earned on days when the Trust is not open will be declared as a dividend on the next business day. An investor begins earning dividends when payments for shares purchased are converted into Federal Funds and are available for investment.

         To the extent necessary to maintain a $10 per share net asset value, the Board of Trustees will consider temporarily reducing or suspending payment of daily dividends, or making a distribution of realized securities profits or other distributions at the time the net asset value per share has changed.


TAXES

         Each Series of the Trust is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is the Series' policy to pay out substantially all net investment income and net realized gains to relieve the Trust of federal income tax liability on that portion of its income paid to shareholders under the Code.

         The Series does not have a fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Series intends to offset realized securities profits to the extent of the capital losses carried forward.

         A Series may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Series is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Series (possibly causing the Series to sell securities to raise the cash for necessary distributions) and/or defer the Series' ability to recognize a loss, and, in limited cases, subject the Series to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed by the Series.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware Management"), located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, furnishes investment management services to Balanced, Capital Reserves, Cash Reserve, Convertible Securities, Devon, Growth and Income, Growth Opportunities, High Yield, REIT, Select Growth, Small Cap Value, Social Awareness, Strategic Income, Technology and Innovation, Trend, and U.S. Growth Series.

         Delaware International Advisers Ltd. ("Delaware International"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to International Equity, Global Bond and Emerging Markets and Strategic Income Series. Such services are provided subject to the supervision and direction of the Trust's Board of Trustees. Delaware International is affiliated with Delaware Management.

       Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2000, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $25,712,193,000) and investment company ($16,829,434,000) accounts. Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998.

         The Investment Management Agreements for each Series except Technology and Innovation, are dated December 15, 1999 and were approved by the initial shareholder on that date. The Investment Management Agreement for Technology and Innovation Series is dated August 21, 2000 and was approved by the initial shareholder on that date. The Agreements will remain in effect for an initial period of two years. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the Trustees of the Trust or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.

         Under the Investment Management Agreement, Delaware Management or Delaware International is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Series:

------------------------------------ -------------------------------------------
            Series                      Management Fee Rate

------------------------------------ -------------------------------------------
Capital Reserves Series              0.50% on the first $500 million
                                     0.475% on the next $500 million
                                     0.45% on the next $1.5 billion
                                     0.425% on assets in excess of $2.5 billion
------------------------------------ -------------------------------------------
Cash Reserve Series                  0.45% on the first $500 million
                                     0.40% on the next $500 million
                                     0.35% on the next $1.5 billion
                                     0.30% on assets in excess of $2.5 billion
------------------------------------ -------------------------------------------
Convertible Securities Series        0.75% on the first $500 million
Global Bond Series                   0.70% on the next $500 million
Growth Opportunities Series          0.65% on the next $1.5 billion
REIT Series                          0.60% on assets in excess of $2.5 billion
Select Growth Series
Small Cap Value Series
Social Awareness Series
Technology and Innovation Series
Trend Series
------------------------------------ -------------------------------------------
Balanced Series                      0.65% on the first $500 million
Devon Series                         0.60% on the next $500 million
Growth and Income Series*            0.55% on the next $1.5 billion
High Yield Series                    0.50% on assets in excess of $2.5 billion
Strategic Income Series
U.S. Growth Series
------------------------------------ -------------------------------------------
Emerging Markets Series              1.25% on the first $500 million
                                     1.20% on the next $500 million
                                     1.15% on the next $1.5 billion
                                     1.10% on assets in excess of $2.5 billion
------------------------------------ -------------------------------------------
International Equity Series          0.85% on the first $500 million
                                     0.80% on the next $500 million
                                     0.75% on the next $1.5 billion
                                     0.70% on assets in excess of $2.5 billion
------------------------------------ -------------------------------------------

* Delaware Management has agreed to voluntarily waive its management fee so as not to exceed an annual rate of 0.60% of average daily net assets.

         The respective investment manager administers the affairs of and is ultimately responsible for the investment management of each of the Series to which it provides investment management services. In addition, Delaware Management pays the salaries of all Trustees, officers and employees who are affiliated with both it and the Trust.

         Subject to the overall supervision of Delaware Management, Delaware International manages the international sector of Strategic Income Series' portfolio and furnishes Delaware Management with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to Delaware Management, Delaware Management pays Delaware International a sub-advisory fee equal to one-third of the fee paid to Delaware Management under the terms of Strategic Income Series' Investment Management Agreement.

         On December 31, 2000, the total net assets of the Trust were $2,326,410,071, broken down as follows:


      Balanced Series                                   $120,710,423
      ------------------------------------------ --------------------
      Capital Reserves Series                            $27,818,680
      ------------------------------------------ --------------------
      Cash Reserve Series                                $49,265,926
      ------------------------------------------ --------------------
      Convertible Securities Series                      $10,251,398
      ------------------------------------------ --------------------
      Devon Series                                       $43,771,942
      ------------------------------------------ --------------------
      Emerging Markets Series                            $12,193,449
      ------------------------------------------ --------------------
      Global Bond Series                                 $16,468,338
      ------------------------------------------ --------------------
      Growth and Income Series                          $400,862,919
      ------------------------------------------ --------------------
      Growth Opportunities Series                       $208,129,062
      ------------------------------------------ --------------------
      High Yield Series                                  $60,290,698
      ------------------------------------------ --------------------
      International Equity Series                       $270,172,837
      ------------------------------------------ --------------------
      REIT Series                                        $60,164,388
      ------------------------------------------ --------------------
      Select Growth Series                               $97,359,269
      ------------------------------------------ --------------------
      Small Cap Value Series                            $105,167,792
      ------------------------------------------ --------------------
      Social Awareness Series                            $31,306,074
      ------------------------------------------ --------------------
      Strategic Income Series                            $15,221,790
      ------------------------------------------ --------------------
      Technology and Innovation Series                    $1,337,055
      ------------------------------------------ --------------------
      Trend Series                                      $768,682,398
      ------------------------------------------ --------------------
      U.S. Growth Series                                 $27,235,633
      ------------------------------------------ --------------------

         Following are the investment management fees incurred for the last three fiscal years:


Series                                   December 31, 2000         December 31, 1999          December 31, 1998
------                                   -----------------         -----------------          -----------------
Balanced Series                          $905,339 paid             $1,236,740 paid            $968,768 paid
---------------------------------------- ------------------------- -------------------------- -------------------------
Capital Reserves Series                  $149,661 paid             $216,148 paid              $208,577 paid
---------------------------------------- ------------------------- -------------------------- -------------------------
Cash Reserve Series                      $233,590 paid             $246,155 paid              $212,479 paid
---------------------------------------- ------------------------- -------------------------- -------------------------
Convertible Securities Series            $76,380 paid              $65,656 paid               $46,042 earned
                                                                                              $46,042 paid
                                                                                              -0- waived
---------------------------------------- ------------------------- -------------------------- -------------------------
Devon Series                             $368,340 earned           $533,852 paid              $218,772 earned
                                         $348,738 paid                                        $216,267 paid
                                         $19,602 waived                                       $2,505 waived
---------------------------------------- ------------------------- -------------------------- -------------------------
Emerging Markets Series                  $174,721 earned           $98,475 earned             $71,160 earned
                                         $149,379 paid             $93,686 paid               $61,148 paid
                                         $25,342 waived            $4,789 waived              $10,012 waived
---------------------------------------- ------------------------- -------------------------- -------------------------
Global Bond Series                       $127,385 earned           $163,185 paid              $141,939 earned
                                         $110,086 paid                                        $125,844 paid
                                         $17,299 waived                                       $16,095 waived
---------------------------------------- ------------------------- -------------------------- -------------------------
Growth and Income Series                 $2,404,059                $3,414,163 paid            $3,018,521 paid
---------------------------------------- ------------------------- -------------------------- -------------------------
Growth Opportunities Series              $1,797,467 paid           $1,088,438 paid            $846,793 earned
                                                                                              $781,882 paid
                                                                                              $64,911 waived
---------------------------------------- ------------------------- -------------------------- -------------------------
High Yield Series                        $503,543 paid             $739,669 paid              $689,099 paid
---------------------------------------- ------------------------- -------------------------- -------------------------
International Equity Series              $2,382,315 earned         $2,071,821 earned          $1,679,911 earned
                                         $2,181,478 paid           $2,028,030 paid            $1,651,181 paid
                                         $200,837 waived           $43,791 waived             $28,730 waived
---------------------------------------- ------------------------- -------------------------- -------------------------
REIT Series(1)                           $191,380 earned           $64,478 earned             $15,449 earned
                                         $143,842 paid             $55,268 paid               $11,895 paid
                                         $47,538 waived            $9,210 waived              $3,554 waived
---------------------------------------- ------------------------- -------------------------- -------------------------
Select Growth Series(2)                  $734,357 earned           $97,202 earned             N/A
                                         $680,474 paid             $96,242 paid
                                         $53,883 waived            $960 waived
---------------------------------------- ------------------------- -------------------------- -------------------------
Small Cap Value Series                   $702,781 earned           $727,190 paid              $706,066 earned
                                         $665,200 paid                                        $680,359 paid
                                         $37,581 waived                                       $25,707 waived
---------------------------------------- ------------------------- -------------------------- -------------------------
Social Awareness Series                  $265,236 earned           $241,011 earned            $117,271 earned
                                         $244,082 paid             $226,354 paid              $108,502 paid
                                         $21,154 waived            $14,657 waived             $8,769 waived
---------------------------------------- ------------------------- -------------------------- -------------------------


Strategic Income Series                  $107,612 paid             $138,695 paid              $101,453 earned
                                                                                              $100,002 paid
                                                                                              $1,451 waived
---------------------------------------- ------------------------- -------------------------- -------------------------
Technology and Innovation Series(3)      $5,063 earned
                                         $3,129 paid               N/A                        N/A
                                         $1,934 waived
---------------------------------------- ------------------------- -------------------------- -------------------------
Trend Series                             $5,780,387 earned         $1,858,141 earned          $1,025,600 earned
                                         $5,687,517 paid           $1,848,151 paid            $977,521 paid
                                         $92,870 waived            $9,990 waived              $48,079 waived
---------------------------------------- ------------------------- -------------------------- -------------------------
U.S. Growth Series(4)                    $167,820 paid             $4,141 earned              N/A
                                                                   $3,889 paid
                                                                   $252 waived
---------------------------------------- ------------------------- -------------------------- -------------------------

(1)      Commenced operations on May 4, 1998.
(2)      Commenced operations on May 3, 1999.
(3)      Commenced operations on August 21, 2000.
(4)      Commenced operations on November 15, 1999.

         For serving as Sub-Adviser to the Strategic Income Series for the fiscal years ended December 31, 1998, 1999 and 2000, Delaware International received $33,334, $46,533 and $51,730, respectively.

         Vantage Investment Advisors ("Vantage") served as the Sub-Adviser to the Social Awareness Series for the fiscal years ended December 31, 1998, 1999 and 2000. Vantage received $39,620, $92,408 and $103,781, respectively from Delaware Management, for such services. As of January 2001, Vantage no longer serves as Sub-Adviser to the Social Awareness Series.

         Lincoln Investment Management, Inc. ("LIM") served as the Sub-Adviser to the REIT series for the fiscal years ended December 31, 1998, 1999 and 2000. During the period May 4, 1998 (date of commencement of operations) through December 31, 1998, LIM received $4,635 from Delaware Management for serving as Sub-Adviser to the REIT Series, and for the fiscal years ended December 31, 1999 and 2000, LIM received $19, 263 and $41,110, respectively, for such services. As of January 2001, LIM no serves as Sub-Adviser to the REIT series.

         Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreement, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         Beginning May 1, 1998 (May 1, 1999 for Select Growth Series, October 15, 1999 for U.S. Growth Series and August 21, 2000 for Technology and Innovation Series) through October 31, 2001, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets:

           ------------------------------------------ -------------
           Balanced Series                            0.80%
           ------------------------------------------ -------------
           Capital Reserves Series                    0.80%
           ------------------------------------------ -------------
           Cash Reserve Series                        0.80%
           ------------------------------------------ -------------
           Convertible Securities Series              0.85%
           ------------------------------------------ -------------
           Devon Series                               0.80%
           ------------------------------------------ -------------
           Growth and Income Series                   0.80%
           ------------------------------------------ -------------
           Growth Opportunities Series                0.85%
           ------------------------------------------ -------------
           High Yield Series                          0.80%
           ------------------------------------------ -------------
           REIT Series                                0.85%
           ------------------------------------------ -------------
           Select Growth Series                       0.85%
           ------------------------------------------ -------------
           Small Cap Value Series                     0.85%
           ------------------------------------------ -------------
           Social Awareness Series                    0.85%
           ------------------------------------------ -------------
           Strategic Income Series                    0.80%
           ------------------------------------------ -------------
           Technology and Innovation Series           0.85%
           ------------------------------------------ -------------
           Trend Series                               0.85%
           ------------------------------------------ -------------
           U.S. Growth Series                         0.75%
           ------------------------------------------ -------------

         Beginning May 1, 1998 through October 31, 2001, Delaware International elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets:

            ------------------------------------------ -------------
            Emerging Markets Series                    1.50%
            ------------------------------------------ -------------
            Global Bond Series                         0.85%
            ------------------------------------------ -------------
            International Equity Series                0.95%
            ------------------------------------------ -------------

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998 for the High Yield, Capital Reserves, Cash Reserve, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities and Social Awareness Series.

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Growth and Income, Balanced and Growth Opportunities Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets for the period July 1, 1992 through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity and Global Bond Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997. The waiver and payment commitment was extended through April 30, 1998 for Global Bond Series. Beginning July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.95% of average daily net assets through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of the Emerging Markets Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 1.50% of average daily net assets from the commencement of operations through April 30, 1998.

Distribution and Service
         Delaware Distributors, L.P. (the "Distributor"), located at One Commerce Square, Philadelphia, PA 19103, serves as the Trust's national distributor pursuant to a Distribution Agreement.

         The Distributor is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Distributor, Delaware Management and Delaware International, serves as the Trust's financial intermediary distributor pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries. The address of LFD is 350 Church Street, Hartford, CT 06103. For its services, LFD receives promotional allowances from insurance companies that sponsor annuity products that include the Series as investment options.

         Plan under Rule 12b-1 - Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for Service Class shares of each Series (the "Plan"). The Plan permits the Trust to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class of shares to which the Plan applies. The Plan is designed to benefit the Trust and its shareholders and, ultimately the Trust's beneficial contract owners.

         The Plan permits the Trust, pursuant to its Distribution Agreement, to pay out of the assets of Service Class shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to insurance company sponsors, brokers, dealers and others. In addition, the Trust may make payments from the 12b-1 Plan fees of Service Class shares directly to others, such as insurance company sponsors, who aid in the distribution of Service Class shares or provide services in respect of the Service Class, pursuant to service agreements with the Trust.

         The maximum aggregate fee payable by the Trust under the Plan, and the Trust's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Service Class shares (up to 0.25% of which are service fees to be paid to the Distributor, insurance company sponsors, dealers and others for providing personal service and/or maintaining shareholder accounts). The Trust's Board of Trustees has initially set the fee at an annual rate of 0.15% of Service Class' average daily net assets.

         While payments pursuant to the Plan currently may not exceed 0.15% annually (and may never exceed 0.30% annually) with respect to Service Class shares, the Plan does not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plan. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Class. The monthly fees paid to the Distributor under the Plan are subject to the review and approval of Trust's unaffiliated trustees, who may reduce the fees or terminate the Plan at any time.

         All of the distribution expenses incurred by the Distributor and others, such as insurance company sponsors or broker/dealers, in excess of the amount paid on behalf of Service Class shares would be borne by such persons without any reimbursement from such Class.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plan and the Distribution Agreement, as amended, have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan by vote cast in person at a meeting duly called for the purpose of voting on the Plan and the Distribution Agreement. Continuation of the Plan and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of Service Class shares, and that there is a reasonable likelihood of the Plan providing a benefit to that Class. The Plan and the Distribution Agreement, as amended, may be terminated with respect to the Service Class at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the Service Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the Service Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plans. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be made by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

         Delaware Service Company, Inc. (the "Transfer Agent"), another affiliate of Delaware Management and Delaware International, is the Trust's shareholder servicing, dividend disbursing and transfer agent for each Series pursuant to a Shareholders Services Agreement. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         For the fiscal year ended December 31, 2000, payments from the Service Shares of each Series amounted to:

            ------------------------------------- -----------------
            Balanced Series                       $6
            ------------------------------------- -----------------
            Capital Reserves Series               $6
            ------------------------------------- -----------------
            Cash Reserves Series                  $6
            ------------------------------------- -----------------
            Convertible Securities Series         $6
            ------------------------------------- -----------------
            Devon Series                          $6
            ------------------------------------- -----------------
            Emerging Markets Series               $14
            ------------------------------------- -----------------
            Global Bond Series                    $6
            ------------------------------------- -----------------
            Growth and Income Series              $23
            ------------------------------------- -----------------
            Growth Opportunities Series           $8,224
            ------------------------------------- -----------------
            High Yield Series                     $100
            ------------------------------------- -----------------
            International Equity Series           $6
            ------------------------------------- -----------------
            REIT Series                           $303
            ------------------------------------- -----------------
            Select Growth Series                  $12,888
            ------------------------------------- -----------------
            Small Cap Value Series                $252
            ------------------------------------- -----------------
            Social Awareness Series               $60
            ------------------------------------- -----------------
            Strategic Income Series               $6
            ------------------------------------- -----------------
            Technology and Innovation Series      $2
            ------------------------------------- -----------------
            Trend Series                          $1,383
            ------------------------------------- -----------------
            U.S. Growth Series                    $6
            ------------------------------------- -----------------

         Such amounts were used for the purpose of paying broker trails.


OFFICERS AND TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees.

         Certain officers and Trustees of the Trust hold identical positions in each of the other funds in the Delaware Investments family.

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc., Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware Management Business Trust), Vantage Investment Advisers (a series of Delaware Management Business Trust) and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of the Trust are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and Trustee is One Commerce Square, Philadelphia, PA 19103.


------------------------------------------- ------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------- ------------------------------------------------------------------------------------
Richard J. Flannery (43)                    Executive Vice President and General Counsel of the Trust and each of the other 32 investment companies in the Delaware Investments family

                                            Executive Vice President, General Counsel and Chief Administrative Officer of
                                            Delaware Management Company (a series of Delaware Management Business Trust),
                                            Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of
                                            Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of
                                            Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware Management Business Trust), Lincoln National Investment Companies,
                                            Inc. and Vantage Investment Advisers (a series of Delaware Management Business
                                            Trust)

                                            Executive Vice President and General Counsel of Founders CBO Corporation

                                            Executive Vice President and General Counsel and Director of Delaware
                                            International Holdings Ltd. and Founders Holdings, Inc.

                                            Executive Vice President, General Counsel, Chief Administrative Officer and
                                            Trustee of Delaware Management Business Trust

                                            Executive Vice President, General Counsel, Chief Administrative Officer and
                                            Director of Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                            Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                            Services, Inc., Delaware Management Trust Company and Delaware General Management,
                                            Inc.

                                            President, Chief Executive Officer and Director of Delaware Distributors, Inc.

                                            President and Chief Executive Officer of Delaware Distributors, L.P.

                                            Director of Delaware International Advisers Ltd.

                                            Director of HYPPCO Finance Company Ltd.

                                            During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.
------------------------------------------- ------------------------------------------------------------------------------------
Richelle S. Maestro (43)                    Senior Vice President, Deputy General Counsel and Secretary of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                            Management Company (a series of Delaware Management Business Trust), Delaware
                                            Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company,
                                            Inc., Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                            Capital Management, Inc., Retirement Financial Services, Inc., Delaware Management
                                            Trust Company, Delaware General Management, Inc., Delaware International Holdings
                                            Ltd., Founders Holdings, Inc., Delaware Lincoln Cash Management (a series of
                                            Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware Management Business Trust), Lincoln National Investment Companies,
                                            Inc. and Vantage Investment Advisers (a series of Delaware Management Business
                                            Trust)

                                            Senior Vice President, General Counsel and Secretary of Delaware Distributors,
                                            L.P. and Delaware Distributors, Inc.

                                            Secretary of Founders CBO Corporation

                                            During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.
------------------------------------------- ------------------------------------------------------------------------------------


------------------------------------------- ------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------- ------------------------------------------------------------------------------------
Joseph H. Hastings (51)                     Senior Vice President and Corporate Controller of the Trust and each of the other
                                            32 investment companies in the Delaware Investments family and Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President, Treasurer and Corporate Controller of Delaware Management
                                            Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management
                                            Company (a series of Delaware Management Business Trust), Delaware Distributors,
                                            L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware
                                            Capital Management, Inc., Delaware International Holdings Ltd., Delvoy, Inc.,
                                            Founders Holdings, Inc., Delaware General Management, Inc., Delaware Management
                                            Business Trust, Delaware Lincoln Cash Management (a series of Delaware Management
                                            Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware
                                            Management Business Trust), Lincoln National Investment Companies, Inc. and
                                            Vantage Investment Advisers (a series of Delaware Management Business Trust)

                                            Executive Vice President and Chief Financial Officer of Retirement Financial
                                            Services, Inc.

                                            Executive Vice President, Chief Financial Officer, Treasurer and Director of
                                            Delaware Management Trust Company

                                            Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                            During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.
------------------------------------------- ------------------------------------------------------------------------------------
Michael P. Bishof (38)                      Senior Vice President and Treasurer of the Trust and each of the other 32 investment companies in the Delaware Investments family

                                            Senior Vice President/Investment Accounting of Delaware Service Company, Inc.,
                                            Delaware Capital Management, Inc., Delaware Distributors, L.P., Delaware
                                            Management Company (a series of Delaware Management Business Trust), Founders
                                            Holdings, Inc., Delaware Lincoln Investment Adviser (a series of Delaware
                                            Management Business Trust) and Vantage Investment Advisers (a series of Delaware
                                            Management Business Trust)

                                            Senior Vice President/Investment Accounting and Treasurer of Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President/Manager of Investment Accounting of Delaware International
                                            Holdings Ltd.

                                            Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                            During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.
------------------------------------------- ------------------------------------------------------------------------------------
William E. Dodge (51)                       Executive Vice President and Chief Investment Officer, Equity of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                            Management Holdings, Inc., Delaware Management Company (a series of Delaware
                                            Management Business Trust) and Lincoln National Investment Companies, Inc.

                                            Executive Vice President of Delaware Management Business Trust and Delaware Capital
                                            Management, Inc.

                                            President and Chief Investment Officer, Equity of Delaware Investment Advisers (a
                                            series of Delaware Management Business Trust)

                                            President of Vantage Investment Advisers (a series of Delaware Management Business
                                            Trust)

                                            Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director
                                            of Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates.
------------------------------------------- ------------------------------------------------------------------------------------

------------------------------------------- ------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------- ------------------------------------------------------------------------------------
Jude T. Driscoll (38)                       Executive Vice President/Head of Fixed-Income of the Trust and each of the other
                                            32 investment companies in the Delaware Investments family, Delaware Management
                                            Holdings, Inc., Delaware Management Company (a series of Delaware Management
                                            Business Trust), Delaware Investment Advisers (a series of Delaware Management
                                            Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware
                                            Management Business Trust) and Lincoln National Investment Companies, Inc.

                                            Executive Vice President of Delaware Management Business Trust, Delaware Capital
                                            Management, Inc. and Delaware Lincoln Cash Management (a series of Delaware
                                            Management Business Trust)

                                            Before joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice
                                            President, Director of Fixed Income Process at Conseco Capital Management from
                                            June 1998 to August 2000.  Prior to that, he was Managing Director for NationsBanc
                                            Capital Markets from 1996 to 1998, Vice President of Goldman Sachs from 1991-1995 and Assistant Vice President of Conseco Capital Management from 1989 to 1990.
------------------------------------------- ------------------------------------------------------------------------------------
Gerald S. Frey (55)                         Managing Director/Chief Investment Officer, Growth Investing of the Trust and
                                            each of the other 32 investment companies in the Delaware Investments family,
                                            Delaware Management Company (a series of Delaware Management Business Trust),
                                            Delaware Investment Advisers (a series of Delaware Management Business Trust) and
                                            Delaware Capital Management, Inc.

                                            Before joining Delaware Investments in 1996, Mr. Frey was a Senior Director with
                                            Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.
------------------------------------------- ------------------------------------------------------------------------------------
Peter C. Andersen (42)                      Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                            Company (a series of Delaware Management Business Trust), Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust) and Delaware  Lincoln
                                            Investment Adviser (a series of Delaware Management Business Trust)

                                            Before joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager with Conseco Capital Management.  Before that, he was a portfolio manager at
                                            Colonial Management Associates from 1993 to 1997 and prior to that he was an investment analyst at the venture capital firm MTDC.  Mr. Andersen began his investment career at Arthur D. Little, Inc.
------------------------------------------- ------------------------------------------------------------------------------------
Damon J. Andres (31)                        Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                            series of series of Delaware Management Business Trust)

                                            During the past five years, Mr. Andres has served in various capacities within
                                            Delaware Investments.
------------------------------------------- ------------------------------------------------------------------------------------
Marshall T. Bassett (47)                    Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                            series of series of Delaware Management Business Trust)

                                            Prior to joining Delaware Investments in 1997, Mr. Bassett served as Vice
                                            President in Morgan Stanley Asset Management's Emerging Growth Group.  Prior to
                                            that, he was a trust officer at Sovran Bank and Trust Company.
------------------------------------------- ------------------------------------------------------------------------------------
Christopher S. Beck (43)                    Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                            Company (a series of Delaware Management Business Trust) and Delaware Investment
                                            Advisers (a series of series of Delaware Management Business Trust)

                                            Before joining Delaware Investments in 1997, Mr. Beck managed the Small Cap Fund for two years at Pitcairn Trust Company.  Prior to 1995, he was Director of
                                            Research at Cypress Capital Management in Wilmington and Chief Investment Officer
                                            of the University of Delaware Endowment Fund.
------------------------------------------- ------------------------------------------------------------------------------------

------------------------------------------- ------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------- ------------------------------------------------------------------------------------
Stephen R. Cianci (32)                      Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a
                                            series of Delaware Management Business Trust) and Delaware Capital Management, Inc.

                                            During the past five years, Mr. Cianci has served in various capacities at different times within Delaware Investments.
------------------------------------------- ------------------------------------------------------------------------------------
Timothy G. Connors (47)                     Senior Vice President/Director of Research, Fundamental of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                            Management Company (a series of Delaware Management Business Trust), Delaware
                                            Investment Advisers (a series of series of Delaware Management Business Trust) and
                                            Delaware Lincoln Investment Adviser (a series of Delaware Management Business Trust)

                                            Managing Director of Vantage Investment Advisers (a series of Delaware Management
                                            Business Trust)

                                            Prior to joining Delaware Investments in 1997, Mr. Connors was a Principal at
                                            Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis, and directed research.  He previously held positions at CoreStates
                                            Investment Advisers and Fauquier National Bank.
------------------------------------------- ------------------------------------------------------------------------------------
J. Paul Dokas (41)                          Senior Vice President/Director of Research, Quantitative of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                            Management Company (a series of Delaware Management Business Trust), Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust) and Delaware
                                            Lincoln Investment Adviser (a series of Delaware Management Business Trust)

                                            Managing Director of Vantage Investment Advisers (a series of Delaware Management
                                            Business Trust)

                                            Before joining Delaware Investments in 1997, he was a Director of Trust
                                            Investments for Bell Atlantic Corporation in Philadelphia.
------------------------------------------- ------------------------------------------------------------------------------------
John B. Fields (55)                         Senior Vice President/Senior Portfolio Manager of the Trust and each of the other
                                            32 investment companies in the Delaware Investments family, Delaware Management
                                            Company (a series of Delaware Management Business Trust), Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust) and Delaware Capital
                                            Management, Inc.

                                            Trustee of Delaware Management Business Trust

                                            During the past five years, Mr. Fields has served in various capacities within
                                            Delaware Investments.
------------------------------------------- ------------------------------------------------------------------------------------
Andrea Giles (48)                           Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a
                                            series of Delaware Management Business Trust) and Delaware Capital Management, Inc.

                                            Before joining Delaware Investments in 1996, Ms. Giles was an account officer in the Leveraged Capital Group with Citibank.
------------------------------------------- ------------------------------------------------------------------------------------
Paul Grillo (42)                            Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                            Company (a series of Delaware Management Business Trust), Delaware Investment
                                            Advisers (a series of series of Delaware Management Business Trust) and Delaware
                                            Capital Management, Inc.

                                            During the past five years, Mr. Grillo has served in various capacities at different times within Delaware Investments.
------------------------------------------- ------------------------------------------------------------------------------------


------------------------------------------- ------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------- ------------------------------------------------------------------------------------
John A. Heffern (39)                        Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                            series of series of Delaware Management Business Trust)

                                            Prior to joining Delaware Investments in 1997, Mr. Heffern was a Senior Vice
                                            President, Equity Research at NatWest Securities Corporation's Specialty Finance
                                            Services unit.  Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.
------------------------------------------- ------------------------------------------------------------------------------------
Frank J. Houghton, Jr. (66)                 Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                            Company (a series of Delaware Management Business Trust) and Delaware Investment
                                            Advisers (a series of series of Delaware Management Business Trust)

                                            Executive Vice President of Delaware General Management, Inc.

                                            Before joining Delaware Investments in March 2000, Mr. Houghton was President and
                                            Portfolio Manager with Lynch and Mayer, Inc. from 1990 to 2000.
------------------------------------------- ------------------------------------------------------------------------------------
Jeffrey W. Hynoski (39)                     Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                            series of series of Delaware Management Business Trust)

                                            Prior to joining Delaware Investments in 1998, Mr. Hynoski served as a Vice
                                            President at Bessemer Trust Company.  Prior to that, Mr. Hynoski held positions at
                                            Lord Abbett & Co. and Cowen Asset Management.
------------------------------------------- ------------------------------------------------------------------------------------
John B. Jares (35)                          Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                            Company (a series of Delaware Management Business Trust) and Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust)

                                            Before joining Delaware Investments in March 2000, Mr. Jares served as a portfolio manager for Berger Funds.  Prior to joining Berger, Mr. Jares was a senior equity analyst at Founders Asset Management.
------------------------------------------- ------------------------------------------------------------------------------------
Steven T. Lampe (32)                        Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a
                                            series of Delaware Management Business Trust) and Delaware Capital Management, Inc.

                                            During the past five years, Mr. Lampe has served in various capacities at different times within Delaware Investments.
------------------------------------------- ------------------------------------------------------------------------------------
Francis X. Morris (40)                       Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                            Company (a series of Delaware Management Business Trust) and Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust)

                                            Before joining Delaware Investments in 1997, Mr. Morris served as Vice President and Director of Equity Research at PNC Asset Management.
------------------------------------------- ------------------------------------------------------------------------------------
Thomas J. Trotman (50)                      Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                            series of series of Delaware Management Business Trust)

                                            During the past five years, Mr. Trotman has served in various capacities at different times within Delaware Investments.
------------------------------------------- ------------------------------------------------------------------------------------
Lori P. Wachs (32)                          Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                            series of series of Delaware Management Business Trust)

                                            During the past five years, Ms. Wachs has served in various capacities at different times within Delaware Investments.
------------------------------------------- ------------------------------------------------------------------------------------

       The following is a compensation table listing, for each Trustee entitled to receive compensation, the aggregate compensation received from the Trust and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 2000, and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 2000. Only the independent Trustees of the Trust receive compensation from the Trust.


-------------------- ---------------- ------------------ ------------------- --------------------
Name                    Aggregate        Pension or          Estimated              Total
                                         Retirement                             Compensation
                                      Benefits Accrued         Annual        from the Investment
                      Compensation       as Part of           Benefits            Companies
                      received from         Trust               Upon             in Delaware
                        the Trust         Expenses         Retirement(1)       Investments(2)
-------------------- ---------------- ------------------ ------------------- --------------------
Ann R. Leven             $7,609             None               $50,000             $72,847
Walter P. Babich         $7,342             None               $50,000             $79,814
Anthony D. Knerr         $6,562             None               $50,000             $75,314
Charles E. Peck(3)       $6,445             None               $50,000             $72,003
Thomas F. Madison        $6,450             None               $50,000             $72,148
John H. Durham           $5,944             None               $50,000             $66,912
Janet L. Yeomans         $5,853             None               $50,000             $67,147
-------------------- ---------------- ------------------ ------------------- --------------------

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a Trustee or Director for a period equal to the lesser of the number of years that such person served as a Trustee or Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to Trustees/Directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of December 31, 2000, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a Trustee or Director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee/Director receives a total annual retainer fee of $50,000 for serving as a Trustee/Director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. Members of the audit committee receive additional compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each nominating committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $8,000 from all investment companies.
(3) Mr. Peck retired from the Board of Trustees of the Trust and each of the other 32 investment companies in the Delaware Investments family on December 31, 2000.

         As a group, the officers and Trustees owned less than 1% of the outstanding shares of each class of each Series. As of March 31, 2001, management believes the following accounts held 5% of record or more of the outstanding shares of each Series of the Trust. Management has no knowledge of beneficial ownership of the Trust's shares:

------------------------------ ------------------------------------------------------- ------------------ ---------------
Series                         Name and Address of Account                                  Share Amount      Percentage

------------------------------ ------------------------------------------------------- ------------------ ---------------
Balanced Series                SMA Life Assurance Company                                  7,327,134.216          95.44%
(Standard Class)               Separate Account VA-K
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Delaware Management Business Trust - DIA                          342.323         100.00%
                               1818 Market Street
                               Philadelphia, PA 19103
------------------------------ ------------------------------------------------------- ------------------ ---------------
Capital Reserves Series        SMA Life Assurance Company                                  2,637,219.219          91.21%
(Standard Class)               Separate Account VA-K
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               State Mutual Life Insurance Company                           169,725.538           5.87%
                               Separate Account VEL II
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Delaware Management Business Trust - DIA                          573.547         100.00%
                               1818 Market Street
                               Philadelphia, PA 19103
------------------------------ ------------------------------------------------------- ------------------ ---------------
Cash Reserve Series            SMA Life Assurance Company                                  4,616,918.609          95.31%
(Standard Class)               Separate Account VA-K
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Delaware Management Business Trust - DIA                          526.390         100.00%
                               1818 Market Street
                               Philadelphia, PA 19103
------------------------------ ------------------------------------------------------- ------------------ ---------------
Convertible Securities Series  SMA Life Assurance Company                                    639,796.374          70.00%
(Standard Class)               Separate Account - C
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln National Life Company                                 236,174.602          25.84%
                               Separate Account - C Seed Account
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Delaware Management Business Trust - DIA                          458.669         100.00%
                               1818 Market Street
                               Philadelphia, PA 19103
------------------------------ ------------------------------------------------------- ------------------ ---------------
Devon Series                   SMA Life Assurance Company                                  2,904,045.874          82.56%
(Standard Class)               Separate Account - C
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln Life Variable Annuity                                 426,697.670          12.13%
                               Account N
                               1300 S. Clinton Street
                               Fort Wayne, IN 46801


------------------------------ ------------------------------------------------------- ------------------ ---------------
Series                         Name and Address of Account                                  Share Amount      Percentage

------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Delaware Management Business Trust - DIA                          381.664         100.00%
                               1818 Market Street
                               Philadelphia, PA 19103
------------------------------ ------------------------------------------------------- ------------------ ---------------
Emerging Markets Series        SMA Life Assurance Company                                  1,244,722.640          64.70%
(Standard Class)               Separate Account - C
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln Life Variable Annuity                                 348,249.778          18.10%
                               Account N
                               1300 S Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln Life Flexible Premium                                 114,349.317           5.94%
                               Variable Life Account - M
                               1300 S Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Lincoln Life National Life                                     36,434.146          96.83%
                               Separate Account - N
                               1300 S Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
Global Bond Series             Lincoln National Life Company                               1,210,978.063          71.24%
(Standard Class)               Separate Account - C
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               SMA Life Assurance Company                                    460,612.884          27.10%
                               Separate Account - C
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Delaware Management Business Trust - DIA                          556.312         100.00%
                               1818 Market Street
                               Philadelphia, PA 19103
------------------------------ ------------------------------------------------------- ------------------ ---------------
Growth and Income Series       SMA Life Assurance Company                                 15,395,842.384          66.85%
(Standard Class)               Separate Account VA-K
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln National Life Company                               5,566,239.938          24.17%
                               Separate Account - C
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Lincoln National Life Company                                  51,313.895          98.80%
                               Separate Account - C
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
Growth Opportunities Series    SMA Life Assurance Company                                  8,950,467.113          95.56%
(Standard Class)               Separate Account VA-K
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Allmerica Financial Life                                    1,836,486.074          96.22%
                               Separate Accounts
                               440 Lincoln Street
                               Worcester, MA 01653



------------------------------ ------------------------------------------------------- ------------------ ---------------
Series                         Name and Address of Account                                  Share Amount      Percentage

------------------------------ ------------------------------------------------------- ------------------ ---------------
High Yield Series              SMA Life Assurance Company                                  8,152,837.332          77.41%
(Standard Class)               Separate Account VA-K
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln Life Variable                                       1,638,022.982          15.55%
                               Annuity Account N
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Lincoln National Life Company                                 415,023.267          94.77%
                               Separate Account - C
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln Life and Annuity New York                              22,064.792           5.04%
                               Separate Account -  N
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
International Equity Series    SMA Life Assurance Company                                 14,397,421.271          94.99%
(Standard Class)               Separate Account VA-K
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Delaware Management Business Trust - DIA                          334.879         100.00%
                               1818 Market Street
                               Philadelphia, PA 19103
------------------------------ ------------------------------------------------------- ------------------ ---------------
REIT Series                    Lincoln National Life Company                               2,695,775.711          48.26%
(Standard Class)               Separate Account - C
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               The Travelers SEP Account ABD2                              1,482,677.970          26.55%
                               For Variable Annuities
                               One Tower Square 5MS
                               Hartford, CT 06183
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               SMA Life Assurance Company                                    486,082.224           8.70%
                               Separate Account - C
                               440 Lincoln Street
                               Worcester, MA 01653


------------------------------ ------------------------------------------------------- ------------------ ---------------
Series                         Name and Address of Account                                  Share Amount      Percentage

------------------------------ ------------------------------------------------------- ------------------ ---------------
                               The Travelers SEP Account ABD                                 387,374.559           6.94%
                               For Variable Annuities
                               One Tower Square 5MS
                               Hartford, CT 06183
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln Life Variable Annuity                                 375,906.145           6.73%
                               Account N
                               1300 S Clinton Street
                               Fort Wayne, IN 46801

------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Lincoln National Life Company                                 191,349.445          60.37%
                               Separate Account N
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln National Life Company                                  83,762.764          26.42%
                               LL VAR ANN I
                               1300 South Clinton Street
                               P.O. Box 2340
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln National Life Company                                  40,916.284          12.91%
                               LLNY VAR ANN I
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
Select Growth Series           SMA Life Assurance Company                                  5,753,603.274          81.05%
(Standard Class)               Separate Account - C
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln Life Variable Annuity                               1,117,136.256          15.74%
                               Account N
                               1300 S Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Allmerica Financial Life                                    1,379,542.133          84.12%
                               Separate Accounts
                               440 Lincoln Street
                               Worcester, MA 01653



------------------------------ ------------------------------------------------------- ------------------ ---------------
Series                         Name and Address of Account                                  Share Amount      Percentage

------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln National Life Company                                 258,686.297          15.77%
                               Separate Account N
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
Small Cap Value Series         SMA Life Assurance Company                                  4,050,357.618          66.43%
(Standard Class)               Separate Account VA-K
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               The Travelers SEP Account ABD for                             549,366.305           9.01%
                               Variable Annuities
                               The Travelers Insurance Company
                               One Tower Square
                               Hartford, CT 06183
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln Life Variable                                         450,445.977           7.39%
                               Annuity Account N
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               The Travelers SEP Account ABD for                             430,286.520           7.06%
                               Variable Annuities
                               The Travelers Insurance Company
                               One Tower Square
                               Hartford, CT 06183
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Lincoln Life National Life                                    114,113.710          99.05%
                               Separate Account - N
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
Social Awareness Series        SMA Life Assurance Company                                  1,584,920.745          72.92%
(Standard Class)               Separate Account - C
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln National Life Company                                 555,158.076          25.54%
                               Separate Account - N
                               1300 South Clinton Street
                               P.O. Box 2340
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Lincoln National Life Company                                  31,814.282          98.16%
                               Separate Account - N
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
Strategic Income Series        SMA Life Assurance Company                                  1,753,107.898          90.79%
(Standard Class)               Separate Account - C
                               440 Lincoln Street
                               Worcester, MA 01653




------------------------------ ------------------------------------------------------- ------------------ ---------------
Series                         Name and Address of Account                                  Share Amount      Percentage

------------------------------ ------------------------------------------------------- ------------------ ---------------
                               State Mutual Life Insurance Company                           177,842.587           9.21%
                               Separate Account VEL II
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Delaware Management Business Trust - DIA                          644.568         100.00%
                               1818 Market Street
                               Philadelphia, PA 19103
------------------------------ ------------------------------------------------------- ------------------ ---------------
Technology and Innovation      Lincoln National Life Company                                 250,000.000          83.45%
Series                         Separate Account - C Seed Account
(Standard Class)               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Allmerica Financial                                            49,227.562          16.43%
                               Separate Accounts
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Delaware Management Business Trust - DIA                          500.000         100.00%
                               1818 Market Street
                               Philadelphia, PA 19103
------------------------------ ------------------------------------------------------- ------------------ ---------------
Trend Series                   Lincoln National Life Company                              16,110,799.855          66.50%
(Standard Class)               Separate Account - C
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               SMA Life Assurance Company                                  4,527,423.310          18.69%
                               Separate Account VA-K
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
                               Lincoln Life Variable                                       1,842,906.697           7.61%
                               Annuity Account N
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Lincoln Life National Life                                    355,050.950          93.50%
                               Separate Account - N
                               1300 South Clinton Street
                               Fort Wayne, IN 46801
------------------------------ ------------------------------------------------------- ------------------ ---------------
U.S. Growth Series             SMA Life Assurance Company                                  2,455,812.553          97.81%
(Standard Class)               Separate Account - C
                               440 Lincoln Street
                               Worcester, MA 01653
------------------------------ ------------------------------------------------------- ------------------ ---------------
(Service Class)                Delaware Management Business Trust - DIA                          461.156         100.00%
                               1818 Market Street
                               Philadelphia, PA 19103
------------------------------ ------------------------------------------------------- ------------------ ---------------

GENERAL INFORMATION

         The Trust, which was organized as a Maryland corporation in 1987 and reorganized as a Delaware business trust on December 15, 1999, is an open-end registered management investment company. With the exception of Emerging Markets, Global Bond, Technology and Innovation, and REIT Series, each Series operates as a diversified fund as defined by the 1940 Act. Emerging Markets, Global Bond, Technology and Innovation and REIT Series operate as nondiversified funds as defined by the 1940 Act.

         Delaware Management is the investment manager of each Series of the Trust other than International Equity, Global Bond and Emerging Markets Series. Delaware International is the investment manager of International Equity, Global Bond and Emerging Markets Series and is the sub-adviser to the Strategic Income Series. Delaware Management or its affiliate, Delaware International, also manages the other funds in the Delaware Investments family. Although investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

         The Trust, the Manager, the Distributor, the Financial Intermediary Distributor and the Sub-Adviser, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Series, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Trust, the Manager, the Distributor, the Financial Intermediary Distributor and the Sub-adviser are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for the Trust and for the other mutual funds in the Delaware Investments family. The Distributor offers Trust shares on a continuous basis.

         The Chase Manhattan Bank, located at Chase Metrotech Center, Brooklyn, New York 11245, serves as the custodian of each Series' assets.

         The Transfer Agent, an affiliate of Delaware Management and Delaware International, acts as shareholder servicing, dividend disbursing and transfer agent for the Trust and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid an annual fee equal to 0.01% of the average daily net assets of each Series. Compensation is approved each year by the Board of Trustees, including a majority of the disinterested Trustees. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Trust's advisory relationship with Delaware Management or its distribution relationship with the Distributor, Delaware Management and its affiliates could cause the Trust to delete the words "Delaware Group" from the Trust's name.

         Each Series reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern and/or who: (i) makes an exchange request out of the Series within two weeks of an earlier exchange request out of the Series, or (ii) makes more than two exchanges out of the Series per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Series' net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, may be aggregated for purposes of the exchange limits.

         Each Series also reserves the right to refuse the purchase side of an exchange request by any person or group if, in Delaware Management's or Delaware International's judgment, the Series would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Purchase exchanges may be restricted or refused if a Series receives or anticipates simultaneous order affecting significant portions of the Series' assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Series and therefore may be refused.

         The initial public offering date for the Growth and Income, High Yield, Capital Reserves, Cash Reserve and Balanced Series was July 28, 1988. The initial public offering date for Growth Opportunities Series was July 2, 1991. International Equity Series commenced operations on October 29, 1992. Small Cap Value and Trend Series commenced operations on December 27, 1993. The initial public offering date for Global Bond Series was May 1, 1996 and for Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series was May 1, 1997. REIT Series commenced operations on May 4, 1998. Select Growth Series commenced operations on May 3, 1999. U.S. Growth Series commenced operations on November 15, 1999. Technology and Innovation Series commenced operations on August 21, 2000.

Euro
         On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the Euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the Euro for currency transactions beginning July 1, 2002. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank.

         Although it is not possible to predict the impact of the Euro implementation plan on the Trust, the transition to the Euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; (ii) the establishment and maintenance of exchange rates for currencies being converted into the Euro; (iii) the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rate, tax and labor regimes of European countries participating in the Euro will converge over time; and (iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the Euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the Euro or on the computer systems used by the Trust's service providers to process the Trust's transactions.

         Further, the process of implementing the Euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

         These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Trust. Because of the number of countries using this single currency, a significant portion of the assets of the Trust may be denominated in the Euro.

Capitalization
         Each Series offers two classes of shares, Standard Class and Service Class. Additional classes of shares may be offered in the future.

         The Trust has at present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Although all shares have equal voting rights on matters affecting the entire Trust, each Series would vote separately on any matter which affects only that Series, such as certain material changes to investment advisory contracts or as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Each Class of each Series represents a proportionate interest in the assets of that Series, and each has the same voting and other rights and preferences, except the Standard Class of a Series may not vote on any matter affecting the Plan under Rule 12b-1 that applies to the Service Class of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.

Noncumulative Voting
         Series shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC. Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.


FINANCIAL STATEMENTS

         Ernst & Young LLP, Two Commerce Square, Philadelphia, PA 19103, serves as the independent auditors for the Trust and, in its capacity as such, audits the annual financial statements of the Series. Each Series' Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, for the fiscal year ended December 31, 2000 are included in each Series' Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--DESCRIPTION OF RATINGS

Bonds
         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations; extremely strong capacity to pay principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; very strong capacity to pay principal and interest; A--strong ability to pay interest and repay principal; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds. BB, B, CCC, CC, C--regarded, on balance, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; D--in default.

         Plus (+) or minus (-) may be added to ratings from AA to CCC to show relative standing within the major rating categories.

         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         For rating categories Aa to Caa, Moody's includes a 1, 2 or 3 following the rating to designate a high, medium or low rating, respectively

Commercial Paper
         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--degree of safety regarding timely payment is strong; a plus (+) sign denotes extremely strong safety characteristics; A-2--capacity for timely payment is satisfactory; the relative degree of safety is not as high as for issuers designated A-1.

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--superior quality; P-2--strong quality.

         Excerpts from Duff and Phelps' description of its two highest ratings:
Category 1--High Grade: D-1+ -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D-1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. D-1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Category 2--Good Grade:
D-2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Excerpts from Fitch IBCA, Inc.'s description of its highest ratings: F-1+ --Exceptionally strong quality; F-1 --Very strong quality; F-2 --Good credit quality.

                                     PART C
                                Other Information
                                Item 23 Exhibits

         (a)      Agreement and Declaration of Trust.
                  ----------------------------------

                  (1)      Agreement and Declaration of Trust (December 17,
                           1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                  (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (b)      By-Laws.
                  -------

                  (1) By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (c)      Copies of All Instruments Defining the Rights of Holders.
                  --------------------------------------------------------

                  (1) Agreement and Declaration of Trust. Articles III, V, and VI of the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                  (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (d)      Investment Management Agreements.
                  --------------------------------

                  (1) Investment Management Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant attached as exhibit.

                           (i)      Amendment No. 1 to Exhibit A of the
                                    Investment Management Agreement (August 21,
                                    2000) between Delaware Management Company and the Registrant attached as exhibit.

                  (2) Investment Management Agreement (December 15, 1999) between Delaware International Advisers, Ltd. and the Registrant attached as exhibit.

                  (3) Sub-Advisory Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of Strategic Income Series attached as exhibit.

         (e)      Distribution Agreement.
                  ----------------------

                  (1) Form of Distribution Agreement (2001) between Delaware Distributors, L.P. and the Registrant on behalf of each Series attached as exhibit.

         (f)      Not applicable.


         (g)      Custodian Agreements.
                  --------------------

                  (1) Custodian Agreement (December 1999) (Module) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                           (i) Amendment (December 1999) to Custodian Agreement between The Chase Manhattan Bank and the Registrant on behalf of each Series incorporated into this filing by reference to Post-Effective Amendment No. 22 filed January 15, 1998.

                  (2) Form of Securities Lending Agreement (December 1999) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                  (3) Letter adding Convertible Securities Series, Devon Series, Emerging Markets Series, Quantum Series and Strategic Income Series to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 24 filed on April 27, 1998.

                  (4) Letter (April 30, 1998) adding REIT Series to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 25 filed on February 12, 1999.

                  (5) Letter (May 1, 1999) adding Aggressive Growth Series to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 28 filed on October 15, 1999.

                  (6) Letter (October 15, 1999) adding U.S. Growth Series to the Custodian Agreement between The Chase Manhattan Bank and the Registrant attached as exhibit.

                  (7) Letter (August 21, 2000) adding the Technology and Innovation Series to the Custodian Agreement between The Chase Manhattan Bank and the Registrant attached as exhibit.

         (h)      Other Material Contracts.
                  ------------------------

                  (1) Form of Shareholders Services Agreement (2001) between Delaware Service Company, Inc. and the Registrant attached as exhibit.

                  (2) Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) (Module) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                           (i) Amendment No. 23 (September 5, 2000) to the Delaware Group of Funds Fund Accounting Agreement attached as exhibit.

         (i)      Opinion of Counsel.
                  ------------------

                  (1) Opinion of counsel incorporated into this filing by reference to Post-Effective Amendment No. 32 filed June 5, 2000.

         (j)      Consent of Auditors.

                  (1) Consent of auditors for Registrant attached as exhibit.

         (k-l)    Not applicable.

         (m)      Plan under Rule 12b-1.
                  ---------------------

                  (1)      Rule 12b-1 Plan (April 19, 2001) attached as exhibit.

         (n)      Rule 18f-3 Plan.
                  ----------------

                           (1) Rule 18f-3 Plan (November 16, 2000) attached as exhibit.

         (o)      Not applicable.

         (p)      Code of Ethics.
                  --------------

                  (1) Delaware Investments Family of Funds Code of Ethics (June 2000) attached as exhibit.

                  (2) Delaware Management Business Trust, Delaware International Advisers Ltd., Delaware Distributors, L.P., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Service Company, Inc. and Delaware Management Trust Company Code of Ethics (June 2000) attached as exhibit.

                  (3) Lincoln Financial Distributors, Inc. Code of Ethics (June 2000) attached as exhibit.

         (q)      Other:   Trustees' Power of Attorney.
                           ---------------------------

                  (1) Powers of Attorney (January 9, 2001) attached as exhibit.

Item 24.      Persons Controlled by or under Common Control with Registrant.
               None.

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

Item 26.      Business and Other Connections of Investment Adviser.

         (a) Delaware Management Company, a series of Delaware Management Business Trust, (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Premium Fund, Delaware Group Global & International Funds, Delaware Pooled Trust, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

    The following persons serving as directors or officers of the Manager have held the following positions during the past two years:


------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Charles E. Haldeman, Jr. (1)                      Chief Executive Officer of Delaware Management Company (a series of Delaware
                                                  Management Business Trust); President, Chief Executive Officer and
                                                  Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., Delvoy,
                                                  Inc., Delaware Management Company, Inc., Delaware Management Business Trust,
                                                  Delaware International Holdings Ltd. and Lincoln National Investment
                                                  Companies, Inc.; Director of Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Delaware Distributors,
                                                  Inc.; Chairman and Director of Delaware International Advisers Ltd.; Chief
                                                  Executive Officer of Delaware General Management, Inc. and Vantage Investment
                                                  Advisers (a series of Delaware Management Business Trust); President and Chief
                                                  Executive Officer of Delaware Lincoln Cash Management and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust);
                                                  Chairman of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management
                                                  Business Trust); President and Director of Delaware Management Company, Inc.;
                                                  President/Chief Executive Officer and Director of Delaware Capital Management,
                                                  Inc.; Chairman/President/Chief Executive Officer and Director of Delaware
                                                  Service Company, Inc.; President/Chief Operating Officer/Chief Financial
                                                  Officer and Director of Delaware International Holdings Ltd.; President, Chief
                                                  Operating Officer and Director of Delaware General Management, Inc.; Chairman
                                                  and Director of Delaware Management Trust Company and Retirement Financial
                                                  Services, Inc.; Executive Vice President/ Chief Operating Officer/Chief
                                                  Financial Officer of Delaware Management Holdings, Inc., Founders CBO
                                                  Corporation and Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Adviser and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust) and Delaware Distributors, L.P.; Executive Vice
                                                  President/Chief Operating Officer/Chief Financial Officer and Director/Trustee
                                                  of DMH Corp.; Founders Holdings, Inc., Delvoy, Inc., Delaware Management
                                                  Business Trust and Lincoln National Investment Companies, Inc.; Director of
                                                  Delaware International Advisers Ltd.; Executive Vice President/Chief Operating
                                                  Officer of Delaware Lincoln Cash Management (a series of Delaware Management
                                                  Business Trust); President/Chief Executive Officer/Chief Financial Officer and
                                                  Trustee/Director of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust); and Retirement Financial Services, Inc.; Director of Delaware
                                                  International Advisers Ltd.
------------------------------------------------- --------------------------------------------------------------------------------



------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
William E. Dodge (2)                              Executive Vice President/Chief Investment Officer, Equity of Delaware
                                                  Management Company (a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc. and Lincoln National Investment Companies, Inc.;
                                                  Executive Vice President of Delaware Management Business Trust, and Delaware
                                                  Capital Management, Inc.; President/Chief Investment Officer, Equity of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  President of Vantage Investment Advisers (a series of Delaware Management
                                                  Business Trust); Executive Vice President/ Chief Investment Officer, Equity of
                                                  each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Jude T. Driscoll (3)                              Executive Vice President/Head of Fixed-Income of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and Lincoln National Investment
                                                  Companies, Inc.; Executive Vice President of Delaware Management Business
                                                  Trust, Delaware Management Holdings, Inc., Delaware Capital Management, Inc.
                                                  and Delaware Lincoln Cash Management (a series of Delaware Management Business
                                                  Trust); Executive Vice President/Head of Fixed-Income of each fund in the
                                                  Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Richard J. Flannery                               Executive Vice President/General Counsel/Chief Administrative Officer of
                                                  Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln
                                                  Cash Management, Delaware Lincoln Investment Advisers and Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc. and Lincoln National Investment Companies, Inc.;
                                                  Executive Vice President/General Counsel of Founders CBO Corporation;
                                                  Executive Vice President/General Counsel and Director of Delaware
                                                  International Holdings Ltd.; Founders Holdings, Inc.; Executive Vice
                                                  President/General Counsel/Chief Administrative Officer and Director/Trustee of
                                                  Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                                  Management Business Trust, Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Delaware Management
                                                  Trust Company, Delaware General Management, Inc.; President/Chief Executive
                                                  Officer and Director of Delaware Distributors, Inc.; President/Chief Executive
                                                  Officer of Delaware Distributors, L.P.; Director of Delaware International
                                                  Advisers Ltd. and HYPPCO Finance Company Ltd.; Executive Vice
                                                  President/General Counsel of each fund in the Delaware Investments family

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson,
                                                  PA; Director and Member of Executive Committee; Membership Officer of
                                                  Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
------------------------------------------------- --------------------------------------------------------------------------------
Richard G. Unruh, Jr.                             Executive Vice President and Chief Investment Officer of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Director of Delaware
                                                  International Advisers Ltd.; Chief Executive Officer and Chief Investment
                                                  Officer of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Executive Vice President of Delaware Management Holdings,
                                                  Inc., Delaware Capital Management, Inc.; Executive Vice President and Trustee
                                                  of  Delaware Management Business Trust; Executive Vice President and Chief
                                                  Investment Officer of each fund in the Delaware Investments family

                                                  Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                                                  since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman
                                                  of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street,
                                                  Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom
                                                  Drive, Reston, VA
------------------------------------------------- --------------------------------------------------------------------------------



------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Gerald S. Frey                                    Managing Director/Chief Investment Officer, Growth Investing of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust, Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Senior Vice President/Operations of
                                                  Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware
                                                  Distributors and Delaware Distributors, L.P.; Senior Vice President/Operations
                                                  and Director of Delaware Management Trust Company
------------------------------------------------- --------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Delaware Distributors L.P. and Founders
                                                  Holdings, Inc.; Senior Vice President/Treasurer/ Investment Accounting of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Senior Vice President/Manager of Investment Accounting of Delaware
                                                  International Holdings, Inc.; Senior Vice President/Assistant Treasurer of
                                                  Founders CBO Corporation; Senior Vice President/Treasurer of each fund in the
                                                  Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware
                                                  Lincoln Investment Advisers and Vantage Investment Advisers (each a series of
                                                  Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                                  Corp.; Delvoy, Inc., Delaware Management Company, Inc., Delaware Management
                                                  Business Trust, Delaware Service Company, Inc., Delaware Capital Management,
                                                  Inc., Retirement Financial Services, Inc., Delaware Distributors, Inc.,
                                                  Delaware Distributors, L.P., Delaware General Management, Inc. and Lincoln
                                                  National Investment Companies, Inc.; Senior Vice President/Compliance
                                                  Director/Assistant Secretary of Delaware Management Trust Company; Senior Vice
                                                  President/Compliance Director of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Joshua Brooks                                     Senior Vice President/Deputy Chief Investment Officer, Value Investing of
                                                  Delaware Management Company, Delaware Investment Advisers and Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Capital Management, Inc. and of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and
                                                  Delaware Capital Management, Inc.
------------------------------------------------- --------------------------------------------------------------------------------



------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Timothy G. Connors                                Senior Vice President/Director of Research, Fundamental of Delaware Management
                                                  Company, Delaware Investment Advisers and Delaware Lincoln Investment Advisers
                                                  (each a series of Delaware Management Business Trust) and for each fund in the
                                                  Delaware Investments family; Managing Director of Vantage Investment Advisers
                                                  (a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Capital Management, Inc. and of each fund in the
                                                  Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
George E. Deming                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust); Director of Delaware International Advisers Ltd.; Senior Vice
                                                  President/Senior Portfolio Manager of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
James Paul Dokas                                  Senior Vice President/Director of Research, Quantitative of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family; Managing Director of Vantage
                                                  Investment Advisers (a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Roger A. Early                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers and Vantage Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
---------------------------------------------------------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Capital Management, Inc. and of each fund in the
                                                  Delaware Investments family; Trustee of Delaware Management Business Trust
---------------------------------------------------------------------------------------------------------------------------------
Susan L. Hanson                                   Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
-----------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/Corporate Controller/Treasurer of Delaware Management
                                                  Company, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware
                                                  Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                                  Delaware International Holdings Ltd., Delvoy, Inc. Founders Holdings, Inc.,
                                                  Delaware Management Business Trust, Delaware General Management, Inc. and
                                                  Lincoln National Investment Companies, Inc.; Executive Vice President/Chief
                                                  Financial Officer/Treasurer and Director of Delaware Management Trust Company;
                                                  Executive Vice President/Chief Financial Officer of Retirement Financial
                                                  Services, Inc.; Senior Vice President/Assistant Treasurer of Founders CBO
                                                  Corporation; Senior Vice President/Corporate Controller of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
---------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                                  Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business
                                                  Trust, Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                                  Retirement Financial Services, Inc., Delaware Management Trust Company,
                                                  Delaware Distributors, Inc., Delaware Distributors, L.P., Delaware General
                                                  Management, Inc., Lincoln National Investment Companies, Inc. and of each fund in the Delaware Investments family
-----------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President/Secretary/Deputy General Counsel of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Management Holdings,
                                                  Inc., DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware
                                                  Management Business Trust, Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Founders Holdings,
                                                  Inc., Delaware General Management, Inc., Lincoln National Investment
                                                  Companies, Inc. and of each fund in the Delaware Investments family Senior
                                                  Vice President/ Secretary/General Counsel of Delaware Distributors, Inc.,
                                                  Delaware Distributors, L.P., Senior Vice President/Deputy General
                                                  Counsel/Assistant Secretary, Delaware International Holdings Ltd., and
                                                  Secretary of Founders CBO Corporation

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.
------------------------------------------------- --------------------------------------------------------------------------------



------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
John J. O'Connor                                  Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc.
                                                  and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President/Chief Information Officer of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers
                                                  and Vantage Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc., Delaware Capital Management Company,
                                                  Inc., Retirement Financial Services, Inc., and Delaware Distributors, L.P.
------------------------------------------------- --------------------------------------------------------------------------------
Frank M. Staves                                   Senior Vice President/Client Services of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Peter C. Andersen (4)                             Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Portfolio Manager of Delaware Management Company and  Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Robert L. Arnold                                  Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Marshall T. Bassett                               Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Joseph Baxter (5)                                 Vice President/Senior Municipal Bond Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Christopher S. Beck                               Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family

                                                  Trustee of New Castle County Pension Board since October 1992, Wilmington, DE
------------------------------------------------- --------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Ryan K. Brist (6)                                 Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager/Senior Municipal Bond Analyst of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------



------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Donald M. Cobin (7)                               Vice President/Director of Research of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
David F. Connor (8)                               Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management and Delaware Lincoln Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Business Trust, Delaware
                                                  Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management
                                                  Company, Inc., Delaware Service Company, Inc., Delaware Capital Management,
                                                  Inc., Delaware Management Trust Company, Delaware Distributors, Inc., Delaware
                                                  Distributors, L.P., Retirement Financial Services, Inc., Lincoln National
                                                  Investment Companies, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Nancy M. Crouse                                   Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investment family
------------------------------------------------- --------------------------------------------------------------------------------
Michael J. Dugan                                  Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company, Delaware Investment
                                                  Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delvoy, Inc.,
                                                  Delaware Management Company, Inc., Delaware Management Business Trust,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Distributors, Inc., Delaware Distributors,
                                                  L.P., Founders Holdings, Inc., Founders CBO Corporation; Delaware General
                                                  Management, Inc., Lincoln National Investment Companies, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Phoebe W. Figland                                 Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and of
                                                  each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Trading Operations of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers  (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc. and of each fund in the Delaware
                                                  Investments family
-------------------------------------------------- --------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Andrea Giles                                      Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Robert E. Ginsberg                                Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------



------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
John A. Heffern                                   Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Stuart N. Hosansky                                Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Francis J. Houghton, Jr. (9)                      Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust); Delaware General Management, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Elizabeth H. Howell                               Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Christian Hyldahl (10)                            Vice President/Senior Equity Analyst of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
John B. Jares (11)                                Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller, Corporate Accounting of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Kevin S. Lee                                      Vice President/Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delvoy, Inc., Delaware Management Company, Inc.,
                                                  Delaware Management Trust Company, Delaware Management Business Trust,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware General Management, Inc., Delaware Management Holdings, Inc.,
                                                  DMH Corp. and Lincoln National Investment Companies, Inc.
------------------------------------------------- --------------------------------------------------------------------------------



------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
SooHee Lee                                        Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Michael E. Leverone (12)                          Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Philip Y. Lin                                     Vice President/Assistant Secretary/Associate General Counsel of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Management Trust Company, Delaware
                                                  Distributors, L.P. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Michael Morris (13)                               Vice President/Senior Equity Analyst of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Robert A. Norton, Jr.                             Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Patrick J. O'Brien (14)                           Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
David P. O'Connor                                 Vice President/Assistant Secretary/Associate General Counsel of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Lincoln Investment Advisers and Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., Delvoy, Inc., Delaware Service Company, Inc.;
                                                  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, L.P., DMH Corp., Delaware Management Company, Inc.,
                                                  Delaware Management Business Trust, Lincoln National Investment Companies,
                                                  Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Tim Rabe (15)                                     Vice President/High-Yield Trader of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------



------------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Richard Salus                                     Vice President/Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delvoy, Inc., Delaware Management Company, Inc.,
                                                  Delaware Management Trust Company, Delaware Management Business Trust,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware International Holdings Ltd., Delaware General Management, Inc.,
                                                  Delaware Management Holdings, Inc., DMH Corp. and Lincoln National Investment
                                                  Companies, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Robert D. Schwartz (16)                           Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Richard D. Seidel                                 Vice President/Assistant Controller/Manager, Payroll of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities & Administrative Services of Delaware Management
                                                  Company, Delaware Investment Advisers and Delaware Lincoln Investment
                                                  Advisers, (each a series of Delaware Management Business Trust), Delaware
                                                  Service Company, Inc., Delaware Distributors, L.P. and Delaware Distributors,
                                                  Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Ward W. Tatge (17)                                Vice President/Senior Research Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers, (each a series of Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Laura Wagner                                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and of
                                                  each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
James J. Wright (18)                              Vice President/Senior Equity Analyst of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------

*Business Address is One Commerce Square, Philadelphia, PA 19103.

--------------------------------------------------------------------------------
(1) PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR, United Asset Management, Boston, MA March 1998-January 2000.
(2) PRESIDENT, DIRECTOR OF MARKETING AND SENIOR PORTFOLIO MANAGER, Marvin & Palmer Associates, Wilmington, DE 1996-1998.
(3) SENIOR VICE PRESIDENT AND DIRECTOR, Conseco Capital Management, Indianapolis, IN, June 1998 to August 2000.
(4) PORTFOLIO MANAGER Conseco Capital Management, Indianapolis, IN, December 1997-July 2000.
(5) VICE PRESIDENT/PORTFOLIO MANAGER, First Union National Bank, Philadelphia, PA, May 1982-August 1999.
(6) SENIOR TRADER/CORPORATE SPECIALIST, Conseco Capital Management, Indianapolis, IN, August 1995-August 2000.
(7) ASSISTANT VICE PRESIDENT/SENIOR SECURITIES ANALYST, Conseco Capital Management, Indianapolis, IN, 1997 to August 2000.
(8) ASSISTANT GENERAL COUNSEL, Prudential Investments, Newark, NJ, March 1998-July 2000.
(9) PRESIDENT AND PORTFOLIO MANAGER, Lynch and Mayer, Inc., New York, NY January 1990-February 2000.
(10) REGIONAL CONSULTANT/SUMMER INTERN, Merrill Lynch, Los Angeles, CA, 1994-1997. STUDENT 1994-1999.
(11) VICE PRESIDENT/PORTFOLIO MANAGER, Berger Funds, LLC, Denver, CO, 1997-February 2000.
(12)  VICE PRESIDENT, State Street Bank, Boston, MA, August 1996-February 2000.
(13) FINANCIAL ANALYST, Walnut Street Association, Wyomissing, PA, December 1998-June 1999.
(14) ANALYST, Schneider Capital Management, Wayne, PA, January 1997-January 1999. SENIOR ANALYST, Prudential Insurance Company, Newark, NJ, February 1999-May 2000.
(15) PORTFOLIO MANAGER, Conseco Capital Management, Indianapolis, IN, June 1996-July2000.
(16) VICE PRESIDENT, Lynch and Mayer, Inc., New York, NY, February 1993 to February 2000.
(17) HIGH-YIELD ANALYST, Credit Suisse First Boston, 1997 to 1998. HIGH-YIELD ANALYST, Conseco Capital Management, Indianapolis, IN 1999 to 2000.
(18) MANAGING DIRECTOR/RESEARCH, Schuylkill Capital Management, Philadelphia, PA, 1997-May 2000.

--------------------------------------------------------------------------------


              (b) Delaware International Advisers Ltd. ("Delaware International") serves as investment manager to the Emerging Markets Series, Global Bond Series and the International Equity Series and sub-investment adviser to Strategic Income Series of the Registrant and also serves as investment manager or sub-investment adviser to certain of the other funds in the Delaware Investments family (Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Global & International Funds, Delaware Pooled Trust, Delaware Group Income Funds and Delaware Group Adviser Funds) and other institutional accounts. Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.


------------------------------------------------- ------------------------------------------------------------------------
Name and Principal          Positions and Offices with Delaware International and its affiliates and other Positions and
Business Address            Offices Held
--------------------------- ----------------------------------------------------------------------------------------------
*Charles E. Haldeman, Jr.   Chief Executive Officer of Delaware Management Company (a series of Delaware Management
                            Business Trust); President, Chief Executive Officer and Director/Trustee of Delaware
                            Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company, Inc.,
                            Delaware Management Business Trust, Delaware International Holdings Ltd. and Lincoln National
                            Investment Companies, Inc.; Director of Delaware Service Company, Inc., Delaware Capital
                            Management, Inc., Retirement Financial Services, Inc., Delaware Distributors, Inc.; Chairman
                            and Director of Delaware International Advisers Ltd.; Chief Executive Officer of Delaware
                            General Management, Inc. and Vantage Investment Advisers (a series of Delaware Management
                            Business Trust); President and Chief Executive Officer of Delaware Lincoln Cash Management
                            and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business
                            Trust); Chairman of each fund in the Delaware Investments family
--------------------------- -----------------------------------------------------------------------------------------------
**G. Roger H. Kitson        Vice Chairman and Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**David G. Tilles           Managing Director and Chief Investment Officer of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**John Emberson             Chief Operating Officer/Finance Director/Company Secretary/Compliance Officer and Director of
                            Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Clive A. Gillmore         Senior Portfolio Manager and Deputy Managing Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Elizabeth A. Desmond      Senior Portfolio Manager/Regional Research Director and Director of Delaware International
                            Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**John Kirk                 Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Nigel G. May              Senior Portfolio Manager/Regional Research Director and Director of Delaware International
                            Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Christopher A. Moth       Senior Portfolio Manager/Director of Investment Strategy and Director of Delaware
                            International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Hamish O. Parker          Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Robert Akester            Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Fiona A. Barwick          Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------



---------------------------- ---------------------------------------------------------------------------------------------
Name and Principal          Positions and Offices with Delaware International and its affiliates and other Positions and
Business Address            Offices Held
--------------------------- ----------------------------------------------------------------------------------------------
**Joanna Bates              Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Gavin A. Hall             Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**W. Hywel Morgan           Chief Economist and Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Nigel Bliss               Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Richard J. Ginty          Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Darwati Hussain           Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Ormala Krishnan           Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Emma R. E. Lewis          Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Russell Mackie            Portfolio Manager of Delaware International Advisers Ltd.

--------------------------- -----------------------------------------------------------------------------------------------
**Martin Moorman            Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Hugh A. Serjeant          Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
*David K. Downes            President of Delaware Management Company (a series of Delaware Management Business Trust);
                            President and Director of Delaware Management Company, Inc.; President/Chief Executive
                            Officer and Director of Delaware Capital Management, Inc.; Chairman/President/Chief Executive
                            Officer and Director of Delaware Service Company, Inc.; President/Chief Operating
                            Officer/Chief Financial Officer and Director of Delaware International Holdings Ltd.;
                            President, Chief Operating Officer and Director of Delaware General Management, Inc.;
                            Chairman and Director of Delaware Management Trust Company and Retirement Financial Services,
                            Inc.; Executive Vice President/ Chief Operating Officer/Chief Financial Officer of Delaware
                            Management Holdings, Inc., Founders CBO Corporation and Delaware Investment Advisers,
                            Delaware Lincoln Investment Adviser and Vantage Investment Advisers (each a series of
                            Delaware Management Business Trust) and Delaware Distributors, L.P.; Executive Vice
                            President/Chief Operating Officer/Chief Financial Officer and Director/Trustee of DMH Corp.;
                            Founders Holdings, Inc., Delvoy, Inc., Delaware Management Business Trust and Lincoln
                            National Investment Companies, Inc.; Director of Delaware International Advisers Ltd.;
                            Executive Vice President/Chief Operating Officer of Delaware Lincoln Cash Management (a
                            series of Delaware Management Business Trust); President/Chief Executive Officer/Chief
                            Financial Officer and Trustee/Director of each fund in the Delaware Investments family



---------------------------- ---------------------------------------------------------------------------------------------
Name and Principal          Positions and Offices with Delaware International and its affiliates and other Positions and
Business Address            Offices Held
--------------------------- ----------------------------------------------------------------------------------------------

*John C.E. Campbell         Director of Delaware International Advisers Ltd.; Executive Vice President/Global Marketing and
                            Client Services of Delaware Management Company (a series of Delaware Management Business Trust),
                            Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Lincoln
                            Investment Advisers (a series of Delaware Management Business Trust), Vantage Investment Advisers (a
                            series of Delaware Management Business Trust) and Retirement Financial Services, Inc.

--------------------------- -----------------------------------------------------------------------------------------------
*George E. Deming           Senior Vice President/Senior Portfolio Manager of Delaware Management Company and Delaware
                            Investment Advisers (each a series of Delaware Management Business Trust); Director of
                            Delaware International Advisers Ltd.; Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
--------------------------- -----------------------------------------------------------------------------------------------
*Richard J. Flannery        Executive Vice President/General Counsel/Chief Administrative Officer of Delaware Management
                            Company, Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                            Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management
                            Business Trust), Delaware Management Holdings, Inc. and Lincoln National Investment
                            Companies, Inc.; Executive Vice President/General Counsel of Founders CBO Corporation;
                            Executive Vice President/General Counsel and Director of Delaware International Holdings
                            Ltd.; Founders Holdings, Inc.; Executive Vice President/General Counsel/Chief Administrative
                            Officer and Director/Trustee of Delvoy, Inc., DMH Corp., Delaware Management Company, Inc.,
                            Delaware Management Business Trust, Delaware Service Company, Inc., Delaware Capital
                            Management, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company,
                            Delaware General Management, Inc.; President/Chief Executive Officer and Director of Delaware
                            Distributors, Inc.; President/Chief Executive Officer of Delaware Distributors, L.P.;
                            Director of Delaware International Advisers Ltd. and HYPPCO Finance Company Ltd.; Executive
                            Vice President/General Counsel of each fund in the Delaware Investments family

                            Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson, PA; Director and
                            Member of Executive Committee; Membership Officer of Stonewall Links, Inc. since 1991,
                            Bulltown Rd., Elverson, PA
--------------------------- -----------------------------------------------------------------------------------------------
*Richard G. Unruh           Executive Vice President and Chief Investment Officer of Delaware Management Company (a
                            series of Delaware Management Business Trust); Director of Delaware International Advisers
                            Ltd.; Chief Executive Officer and Chief Investment Officer of Delaware Investment Advisers (a
                            series of Delaware Management Business Trust); Executive Vice President of Delaware
                            Management Holdings, Inc., Delaware Capital Management, Inc.; Executive Vice President and
                            Trustee of  Delaware Management Business Trust; Executive Vice President and Chief Investment
                            Officer of each fund in the Delaware Investments family

                            Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since 1989, 2040
                            Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance Committee, AAA Mid
                            Atlantic, Inc. since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Metron, Inc.
                            since 1995, 11911 Freedom Drive, Reston, VA

--------------------------- -----------------------------------------------------------------------------------------------

* Business address of each is One Commerce Square, Philadelphia, Pennsylvania 19003.
** Business address of each is Third Floor, 80 Cheapside, London, England EC2V 6EE.

Item 27. Principal Underwriters.
         ----------------------

         (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

         (b)(1) Information with respect to each officer or partner of principal underwriter:


--------------------------------------------- -------------------------------------------- -----------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------          --------------------------------------       -------------------------------------
Delaware Distributors, Inc.                   General Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Investment Advisers                  Limited Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Capital Management, Inc.             Limited Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richard J. Flannery                           President/Chief Executive Officer            Executive Vice President/General
                                                                                           Counsel/Chief Administrative Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
David K. Downes                               Executive Vice President/Chief Operating     President/Chief Executive Officer/Chief
                                              Officer/Chief Financial Officer              Financial Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement Operations  None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Douglas L. Anderson                           Senior Vice President/Operations             None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Michael P. Bishof                             Senior Vice President/Investment Accounting  Senior Vice President/Treasurer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Lisa O. Brinkley                              Senior Vice President/Compliance Director    Senior Vice President/Compliance Director
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joseph H. Hastings                            Senior Vice President/Treasurer/ Corporate   Senior Vice President/Corporate
                                              Controller                                   Controller
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joanne O. Hutcheson                           Senior Vice President/Human Resources        Senior Vice President/Human Resources
-------------------------------------------- -------------------------------------------- ------------------------------------------
Karina J. Istvan                              Senior Vice President/Retail Product         None
                                              Management
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richelle S. Maestro                           Senior Vice President/Deputy General         Senior Vice President/Deputy General
                                              Counsel/Secretary                            Counsel/ Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Stephen C. Nell                               Senior Vice President/National Retirement    None
                                              Sales

--------------------------------------------- -------------------------------------------- -----------------------------------------


--------------------------------------------- -------------------------------------------- -----------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------          --------------------------------------       -------------------------------------

--------------------------------------------- -------------------------------------------- -----------------------------------------
James L. Shields                              Senior Vice President/Chief Information      None
                                              Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Elisa C. Colkitt                              Vice President/Broker Dealer Operations &    None
                                              Service Support
--------------------------------------------- -------------------------------------------- -----------------------------------------
David F. Connor                               Vice President/Deputy General                Vice President/Deputy General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joel A. Ettinger                              Vice President/Taxation                      Vice President/Taxation
--------------------------------------------- -------------------------------------------- -----------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services           None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Dinah J. Huntoon                              Vice President/Product Manager, Equities     None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Thomas Intoccia                               Vice President/Independent Planner &         None
                                              Insurance Key Accounts
--------------------------------------------- -------------------------------------------- -----------------------------------------
Jeffrey M. Kellogg                            Vice President/Product Manager,              None
                                              Fixed-Income & International
--------------------------------------------- -------------------------------------------- -----------------------------------------
Keven S. Lee                                  Vice President/Assistant Controller          None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Philip Y. Lin                                 Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Nancy Nawn                                    Vice President/Senior Wrap Product Manager   None
--------------------------------------------- -------------------------------------------- -----------------------------------------
David P. O'Connor                             Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Robinder Pal                                  Vice President/Retail Investor Services      None
                                              Planning & Budgeting
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richard  Salus                                Vice President/Assistant Controller          None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Gordon E. Searles                             Vice President/Client Services               None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Michael T. Taggart                            Vice President/Facilities & Administrative   None
                                              Services
--------------------------------------------- -------------------------------------------- -----------------------------------------
James R. Van Deventer                         Vice President/Defined Contribution Sales-   None
                                              South
--------------------------------------------- -------------------------------------------- -----------------------------------------
Julia R. Vander Els                           Vice President/Retirement Plan               None
                                              Communications
--------------------------------------------- -------------------------------------------- -----------------------------------------

* Business address of each is One Commerce Square, Philadelphia, PA 19103.

         (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as sub-distributor for all the mutual funds in the Delaware Investments family.

         (b)(2)   Information with respect to each officer or partner of LFD:

--------------------------------------------- -------------------------------------------- -----------------------------------------

Name and Principal Business Address*          Positions and Offices with LFD               Positions and Offices with Registrant
------------------------------------          ------------------------------               -------------------------------------
Westley V. Thompson*                          Chief Executive Officer                      None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Bruce D. Barton**                             Independent Planners & Insurance Head        None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Stanley E. Brallier*                          Corporate Specialty Markets Head             None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Charles J. Cavanaugh**                        Vice President Marketing & Communications    None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Phillip Holstein****                          Bank Channel Head                            None
--------------------------------------------- -------------------------------------------- -----------------------------------------
David M. Kittredge*                           Vice President Business Development &        None
                                              Operations
--------------------------------------------- -------------------------------------------- -----------------------------------------
--------------------------------------------- -------------------------------------------- -----------------------------------------
William Lamoin*                               Chief Information Officer (interim)          None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Stephen W. Long**                             Wirehouse & Regional Head                    None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Karen R. Matheson**                           Chief Financial Officer                      None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Charles Schuhmann***                          Sales Vice President                         None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Gregory W. Zabel*                             MGA Channel Head                             None
--------------------------------------------- -------------------------------------------- -----------------------------------------

*     350 Church Street, Hartford, CT 06103-1106.

**    One Commerce Square, Philadelphia, Pennsylvania 19003.

***   201 East Sandpointe-Suite 830, Santa Ana, CA 92707

****  The Quays, 101-105 Oxford Road, Uxbridge, Middlesex, UB81LU, United
      Kingdom.

--------------------------------------------------------------------------------

          (c)     Inapplicable.

Item 28. Location of Accounts and Records.
         --------------------------------

         All accounts and records are maintained in Philadelphia at One Commerce Square, Philadelphia, PA 19103, in London at Third Floor, 80 Cheapside, London, England EC2V 6EE, in New York at 630 Fifth Avenue, New York, NY 10111, or in Fort Wayne at 200 East Berry Street, Fort Wayne, IN 46802 or 1300 S. Clinton Street, Fort Wayne, IN 46802.

Item 29. Management Services.  None.
         -------------------

Item 30. Undertakings.  None.
         ------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 23th day of April, 2001.

                                         DELAWARE GROUP PREMIUM FUND

                                         By:  /s/ Charles E. Haldeman, Jr.
                                              ----------------------------
                                               Charles E. Haldeman, Jr.
                                               Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

              Signature                                   Title                                    Date
-------------------------------         ----------------------------------------          ----------------------

                                        President/Chief Executive
                                        Officer/Chief Financial
                                        Officer (Principal
                                        Executive Officer,
                                        Principal Financial Officer
                                        and Principal
/s/David K. Downes                      Accounting Officer) and Trustee                      April 23, 2001
-------------------------------
David K. Downes

/s/Charles E. Haldeman, Jr.                      Chairman and Trustee                        April 23, 2001
-------------------------------
Charles E. Haldeman, Jr.

/s/Walter P. Babich*                                   Trustee                               April 23, 2001
-------------------------------
Walter P. Babich

/s/John H. Durham*                                     Trustee                               April 23, 2001
-------------------------------
John H. Durham

/s/John A. Fry*                                        Trustee                               April 23, 2001
-------------------------------
John A. Fry

/s/Anthony D. Knerr*                                   Trustee                               April 23, 2001
-------------------------------
Anthony D. Knerr

/s/Ann R. Leven*                                       Trustee                               April 23, 2001
-------------------------------
Ann R. Leven

/s/Thomas F. Madison*                                  Trustee                               April 23, 2001
-------------------------------
Thomas F. Madison

/s/Janet L. Yeomans*                                   Trustee                               April 23, 2001
-------------------------------
Janet L. Yeomans




*By      /s/ Charles E. Haldeman, Jr.
    -----------------------------------------------------------------------
        Attorney-in-Fact  (Pursuant to Powers of Attorney filed herewith)

                           DELAWARE GROUP PREMIUM FUND
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.                   DESCRIPTION                                                                LOCATION

EX-99.(a)(1)                  Agreement and Declaration of Trust (December 17, 1998)                        *

EX-99.(a)(2)                  Certificate of Trust (December 17, 1998)                                      *

EX-99.(b)(1)                  By-Laws (December 17, 1998)                                                   *

EX-99.(c)(1)                  Agreement and Declaration of Trust. Articles III, V, and VI of the            *
                              Agreement and Declaration of Trust

EX-99.(c)(2)                  By-Laws.  Article II of By-Laws                                               *

EX-99.(d)(1)                  Investment Management Agreement (December 15, 1999) between Delaware       Attached
                              Management Company (a series of Delaware Management Business Trust)
                              and the Registrant

EX-99.(d)(1)(i)               Amendment No. 1 to Exhibit A of the Investment Management Agreement        Attached
                              (August 21, 2000) between Delaware Management Company and the
                              Registrant

EX-99.(d)(2)                  Investment Management Agreement (December 15, 1999) between Delaware       Attached
                              International Advisers, Ltd. and the Registrant

EX-99.(d)(3)                  Sub-Advisory Agreement (December 15, 1999) between Delaware                Attached
                              Management Company (a series of Delaware Management Business Trust)
                              and Delaware International Advisers Ltd. on behalf of Strategic
                              Income Series

EX-99.(e)(1)                  Form of Distribution Agreement (2001) between Delaware Distributors,       Attached
                              L.P. and the Registrant on behalf of each Series

EX-99.(g)(1)                  Custodian Agreement (December 1999) (Module) between The Chase                *
                              Manhattan Bank and the Registrant

EX-99.(g)(1)(i)               Amendment (December 1999) to Custodian Agreement between The Chase            *
                              Manhattan Bank and the Registrant on behalf of each Series

EX-99.(g)(2)                  Form of Securities Lending Agreement (December 1999) between The              *
                              Chase Manhattan Bank and the Registrant

EX-99.(g)(3)                  Letter adding Convertible Securities Series, Devon Series, Emerging           *
                              Markets Series, Quantum Series and Strategic Income Series to the
                              Custodian Agreement between The Chase Manhattan Bank and the
                              Registrant

EX-99.(g)(4)                  Letter (April 30, 1998) adding REIT Series to the Custodian                   *
                              Agreement between The Chase Manhattan Bank and the Registrant

EX-99.(g)(5)                  Letter (May 1, 1999) adding Aggressive Growth Series to the                   *
                              Custodian Agreement between The Chase Manhattan Bank and the
                              Registrant

EX-99.(g)(6)                  Letter (October 15, 1999) adding U.S. Growth Series to the Custodian       Attached
                              Agreement between The Chase Manhattan Bank and the Registrant



EXHIBIT NO.                   DESCRIPTION                                                                LOCATION


EX-99.(g)(7)                  Letter (August 21, 2000) adding the Technology and Innovation Series       Attached
                              to the Custodian Agreement between The Chase Manhattan Bank and the
                              Registrant

EX-99.(h)(1)                  Form of Shareholders Services Agreement (2001) between Delaware            Attached
                              Service Company, Inc. and the Registrant

EX-99.(h)(2)                  Delaware Group of Funds Fund Accounting Agreement (August 19, 1996)           *
                              (Module) between Delaware Service Company, Inc. and the Registrant

EX-99. (h)(2)(i)              Amendment No. 23 (September 5, 2000) to the Delaware Group of Funds        Attached
                              Fund Accounting Agreement

EX-99.(i)(1)                  Opinion of counsel                                                            *

EX-99.(j)(1)                  Consent of auditors for Registrant                                         Attached

EX-99.(m)(1)                  Rule 12b-1 Plan (April 19, 2001)                                           Attached

EX-99.(n)(1)                  Rule 18f-3 Plan (November 16, 2000)                                        Attached

EX-99.(p)(1)                  Delaware Investments Family of Funds Code of Ethics (June 2000)            Attached

EX-99.(p)(2)                  Delaware Management Business Trust, Delaware International Advisers        Attached
                              Ltd., Delaware Distributors, L.P., Delaware Capital Management,
                              Inc., Retirement Financial Services, Inc., Delaware Service Company,
                              Inc. and Delaware Management Trust Company Code of Ethics (June 2000)

EX-99.(p)(3)                  Lincoln Financial Distributors, Inc. Code of Ethics (June 2000)            Attached

EX-99.(q)(1)                  Powers of Attorney (January 9, 2001)                                       Attached


*Incorporated by Reference.